EXHIBIT 10.1

AGREEMENT OF SALE AND PURCHASE

THIS AGREEMENT OF SALE AND PURCHASE (“Agreement”) made this 21st day of February, 2019 by and between MACK-CALI CW REALTY ASSOCIATES L.L.C., converted from Cali CW Realty Associates L.P. (“CW”); CROSS WESTCHESTER REALTY ASSOCIATES L.L.C., converted from Cross Westchester Realty Associates L.P. (“Cross Westchester”); CLEARBROOK ROAD ASSOCIATES L.L.C., f/k/a Clearbrook Realty Associates L.L.C. (“Clearbrook”); SO. WESTCHESTER REALTY ASSOCIATES L.L.C., converted from So. Westchester Realty Associates L.P. (“So. Westchester”); MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C., converted from Cali So. West Realty Associates L.P. (“So. West”); 225 CORPORATE REALTY L.L.C., f/k/a 250 Corporate Realty L.L.C. (“Corporate”); 3 ODELL REALTY L.L.C. (“Odell”); MID-WESTCHESTER REALTY ASSOCIATES L.L.C., converted from Mid-Westchester Realty Associates L.P. (“Mid-Westchester”); MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C., converted from Cali Mid-West Realty Associates L.P. (“Mid-West”); SKYLINE REALTY L.L.C. (“Skyline”); 12 SKYLINE ASSOCIATES L.L.C. (“12 Skyline”); 5/6 SKYLINE REALTY L.L.C. (“5/6 Skyline”); and TALLEYRAND REALTY ASSOCIATES L.L.C., converted from Talleyrand Realty Associates L.P. (“Talleyrand”), each a limited liability company organized under the laws of the State of New York and each having an address c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, NJ 07311 (CW, Cross Westchester, Clearbrook, So. Westchester, So. West, Corporate, Odell, Mid-Westchester, Mid- West, Skyline, 12 Skyline, 5/6 Skyline and Talleyrand are sometimes hereinafter individually referred to as a “Seller” and collectively referred to as “Seller”) and RMC ACQUISITION ENTITY, LLC, a Delaware limited liability company having an address c/o Robert Martin Company, 100 Clearbrook Road, Elmsford, NY 10523 (“Purchaser”).

In consideration of the mutual promises, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                   Definitions.  For purposes of this Agreement, the following capitalized terms have the meanings set forth in this Section 1.1:

“1, 3 and 5 Westchester Plaza Real Property” means that certain parcel of real property owned by CW located in the Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-1, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “1 Westchester Plaza”, “3 Westchester Plaza” and “5 Westchester Plaza” (referred to as “1, 3 and 5 Westchester Plaza”) are located on the 1, 3 and 5 Westchester Plaza Real Property.

“2, 4 and 6 Westchester Plaza Real Property” means that certain parcel of real property owned by CW located in the Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-2, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “2 Westchester Plaza”, “4 Westchester Plaza” and “6 Westchester Plaza” (referred to as “2, 4 and 6 Westchester Plaza”) are located on the 2, 4 and 6 Westchester Plaza Real Property.

“7 Westchester Plaza Real Property” means that certain parcel of real property l owned by CW located at 7 Westchester Plaza, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-7 (referred to as “7 Westchester Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“8 Westchester Plaza Real Property” means that certain parcel of real property owned by CW located at 8 Westchester Plaza, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-8 (referred to as “8 Westchester Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“50 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located at 50 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-9 (referred to as “50 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“77 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located at 77 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-10 (referred to as “77 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“85 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located at 85 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-11 (referred to as “85 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“101 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located at 101 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-12 (referred to as “101 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“101 Executive Boulevard Condominium Units” means collectively the condominium units owned by CW designated as Unit A and Unit B (collectively, with their respective appurtenant common interests the “Condominium Units”), as described in the Condominium Declaration and as shown on the

Floor Plans of the Condominium filed simultaneously with the Condominium Declaration in the County Clerk’s Office as Map No. 29122.

“300 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located at 300 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-13 (referred to as “300 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“350 Executive Boulevard Real Property” means that certain parcel of real property owned by Cross Westchester located at 350 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-14 (referred to as “350 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“399 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located at 399 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-15 (referred to as “399 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“400 and 500 Executive Boulevard Real Property” means that certain parcel of real property owned by CW located in the Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-16, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “400 Executive Boulevard” and “500 Executive Boulevard” (referred to as “400 and 500 Executive Boulevard”) are located on the 400 and 500 Executive Boulevard Real Property.

“525 Executive Boulevard Real Property” means that certain parcel of real property owned by Cross Westchester located at 525 Executive Boulevard, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-18 (referred to as “525 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“11 and 175 Clearbrook Road Real Property” means that certain parcel of real property owned by CW located in the Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-19, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “11 Clearbrook Road” and “175 Clearbrook Road” (referred to as “11 and 175 Clearbrook Road”) are located on the 11 and 175 Clearbrook Road Real Property.

“75 and 125 Clearbrook Road Real Property” means that certain parcel of real property owned by Cross Westchester, together with all of Seller’s beneficial and equitable rights and interests owned by Clearbrook which shall quitclaim such rights and interests under the Deed, located in the Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-20, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “75 Clearbrook Road” and “125 Clearbrook Road” (referred to as “75 and 125 Clearbrook Road”) are located on the 75 and 125 Clearbrook Road Real Property.

“100 Clearbrook Road Real Property” means that certain parcel of real property owned by CW located at 100 Clearbrook Road, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-21 (referred to as “100 Clearbrook Road”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“150 Clearbrook Road Real Property” means that certain parcel of real property owned by CW located at 150 Clearbrook Road, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-23 (referred to as “150 Clearbrook Road”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“200 Clearbrook Road Real Property” means that certain parcel of real property owned by CW located at 200 Clearbrook Road, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-25 (referred to as “200 Clearbrook Road”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“250 Clearbrook Road Real Property” means that certain parcel of real property owned by CW located at 250 Clearbrook Road, Village of Elmsford, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-26 (referred to as “250 Clearbrook Road”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“1 Odell Plaza Real Property” means that certain parcel of real property owned by So. Westchester located at 1 Odell Plaza, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-27 (referred to as “1 Odell Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“3 Odell Plaza Real Property” means that certain parcel of real property owned by Odell located at 3 Odell Plaza, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-28 (referred to as “3 Odell Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“5 and 7 Odell Plaza Real Property” means that certain parcel of real property owned by So. Westchester located in the City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-29 (referred to as “5 Odell Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “5 Odell Plaza” and “7 Odell Plaza” (referred to as “5 and 7 Odell Plaza”) are located on the 5 and 7 Odell Plaza Real Property.

“1 Executive Boulevard Real Property” means that certain parcel of real property owned by So. West located at 1 Executive Boulevard, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-31 (referred to as “1 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“2 Executive Plaza Real Property” means that certain parcel of real property owned by So. West located at 2 Executive Plaza, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-32 (referred to as “2 Executive Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“3 Executive Boulevard Real Property” means that certain parcel of real property owned by So. Westchester located at 3 Executive Boulevard, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-33 (referred to as “3 Executive Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“4 Executive Plaza Real Property” means that certain parcel of real property owned by So. West located at 4 Executive Plaza, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-34 (referred to as “4 Executive Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“6 Executive Plaza Real Property” means that certain parcel of real property owned by So. Westchester located at 6 Executive Plaza, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-35 (referred to as “6 Executive Plaza”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“100 Corporate Boulevard Real Property” means that certain parcel of real property owned by So. West located at 100 Corporate Boulevard, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-36 (referred to as “100 Corporate Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“200 Corporate Boulevard South Real Property” means that certain parcel of real property owned by So. Westchester located at 200 Corporate Boulevard South, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-37 (referred to as “200 Corporate Boulevard South”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“225 Corporate Boulevard Real Property” means that certain parcel of real property owned by Corporate located at 225 Corporate Boulevard, City of Yonkers, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-38 (referred to as “225 Corporate Boulevard”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“1 Skyline Drive Real Property” means that certain parcel of real property owned by Mid-Westchester located at 1 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-39 (referred to as “1 Skyline Drive”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“2 and 4 Skyline Drive Real Property” means that certain parcel of real property owned by Mid-Westchester located in the Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-40, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “2 Skyline Drive” and “4 Skyline Drive” (referred to as “2 and 4 Skyline Drive”) are located on the 2 and 4 Skyline Drive Real Property.

“5 and 6 Skyline Drive Real Property” means that certain parcel of real property owned by 5/6 Skyline located in the Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-42, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “5 Skyline Drive” and “6 Skyline Drive” (referred to as “5 and 6 Skyline Drive”) are located on the 5 and 6 Skyline Drive Real Property.

“7 Skyline Drive Real Property” means that certain parcel of real property owned by Skyline located at 7 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-44 (referred to as “7 Skyline Drive”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“8 and 10 Skyline Drive Real Property” means that certain parcel of real property owned by Mid-West located at 8 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-45, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights. Buildings known as “8 Skyline Drive” and “10 Skyline Drive” (referred to as “8 and 10 Skyline Drive”) are located on the 8 and 10 Skyline Drive Real Property.

“11 Skyline Drive Ground Lease” means that certain ground lease by and between County of Westchester and Robert Martin—Eastview North Company dated January 10, 1990, recorded in the Clerk’s Office on February 13, 1990 in Liber 9742, Page 222, as assigned to Mid-Westchester Realty Associates L.P. by Assignment and Assumption of Ground Lease dated January 31, 1997, recorded in the Clerk’s Office in Liber 11654, Page 98, and extended by the exercise of renewal options, with respect to 11 Skyline Drive, Town of Mount Pleasant, New York.

“11 Skyline Drive Ground Leased Property” means that certain parcel of real property located at 11 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-47 (referred to as “11 Skyline Drive”), which is the premises demised to Mid- Westchester under the 11 Skyline Drive Ground Lease.

“12 Skyline Drive Ground Lease” means that certain ground lease by and between County of Westchester and Robert Martin—Eastview North Company dated November 18, 1998, recorded in the Clerk’s Office on March 1, 1999 in Liber 12238, Page 224, as assigned to Mack-Cali Realty, L.P. by Assignment and Assumption of Lease dated as of December 3, 1998, and subsequently assigned to 12 Skyline by Assignment and Assumption of Ground Lease dated as of March 1, 2000, and extended by the exercise of renewal options, with respect to 12 Skyline Drive, Town of Mount Pleasant, New York.

“12 Skyline Drive Ground Leased Property” means that certain parcel of real property located at 12 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-48 (referred to as “12 Skyline Drive”), which is the premises demised to 12 Skyline under the 12 Skyline Drive Ground Lease.

“15 Skyline Drive Ground Lease” means that certain ground lease by and between County of Westchester and Robert Martin—Eastview North Company dated January 10, 1990, recorded in the Clerk’s Office on February 13, 1990 in Liber 9743, Page 103, as assigned to Mid-Westchester Realty Associates L.P. by Assignment and Assumption of Lease dated as of January 31, 1997, recorded on February 13, 1997 in Liber 11657, Page 241, and extended by the exercise of renewal options, with respect to 15 Skyline Drive, Town of Mount Pleasant, New York.

“15 Skyline Drive Ground Leased Property” means that certain parcel of real property located at 15 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-49 (referred to as “15 Skyline Drive”), which is the premises demised to Mid-Westchester under the 15 Skyline Drive Ground Lease.

“17 Skyline Drive Ground Lease” means that certain ground lease by and between County of Westchester and Robert Martin—Eastview North Company, dated January 10, 1990, recorded in the Clerk’s Office on February 13, 1990 in Liber 9743, Page 1, as assigned to Mid-Westchester Realty Associates L.P. by Assignment and Assumption of Ground Lease dated as of January 31, 1997, recorded on February 13, 1997 in Liber 11657, Page 274, and extended by the exercise of renewal options, with respect to 17 Skyline Drive, Town of Mount Pleasant, New York.

“17 Skyline Drive Ground Leased Property” means that certain parcel of real property located at 17 Skyline Drive, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-50 (referred to as “17 Skyline Drive”), which is the premises demised to Mid- Westchester under the 17 Skyline Drive Ground Lease.

“200 Saw Mill River Road Real Property” means that certain parcel of real property owned by Mid-West located at 200 Saw Mill River Road, Town of Mount Pleasant, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-51 (referred to as “200 Saw Mill River Road”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“240 White Plains Road Real Property” means that certain parcel of real property owned by Talleyrand located at 240 White Plains Road, Town of Greenburgh, State of New York, as more particularly described by the legal descriptions attached hereto and made a part hereof as Exhibit A-52 (referred to as “240 White Plains Road”), together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the adjacent streets, alleys and right-of-ways, and any easement rights, air rights, subsurface development rights and water rights.

“Additional Earnest Money Deposit” has the meaning ascribed to such term in Section 4.1.

“Allocation” shall have the meaning ascribed to such term in Section 3.1 and as set forth on Schedule 3.1.

“Agreement” has the meaning ascribed to such term in the Preamble.

“Apex Agreements” means that certain Agreement for the management of rooftop transmitting sites dated July 6, 1998 between Mack-Cali Realty Corporation on behalf of Seller and Apex Site Management, Inc. and that certain Agreement for the management of telecommunication access sites dated December 14, 1998 between Mack-Cali Realty Corporation on behalf of Seller and Apex Site management, Inc. (as same has been amended).

“Assignment of Service Contracts” has the meaning ascribed to such term in Section 10.3(d) and shall be in the form attached hereto as Exhibit B.

“Assignment of Lease Obligations” has the meaning ascribed to such term in Section 10.3(c) and shall be in the form attached hereto as Exhibit C.

“Assignment of Maintenance Declaration” has the meaning ascribed to such term in Section 10.3(f) and shall be in the form attached hereto as Exhibit K.

“Association” means individually and collectively the South-West Maintenance Association, the Mid-West Maintenance Association and the Talleyrand Maintenance Association, as applicable.

“Association Documents” means individually and collectively the Mid-West Maintenance Corp. Association Documents and the South-West Maintenance Corp. Association Documents, and the Talleyrand Maintenance Association Documents, as applicable.

“Association Estoppel Certificate” means individually and collectively an estoppel certificate from the South-West Maintenance Association, and the Mid-West Maintenance Association, but not the Talleyrand Maintenance Association, as applicable, and shall be in the form attached hereto as Exhibit N.

“Authorities” means the various federal, state and local governmental and quasi-governmental bodies or agencies having jurisdiction over the Real Property and Improvements, or any portion thereof.

“Bill of Sale” has the meaning ascribed to such term in Section 10.3(b) and shall be in the form attached hereto as Exhibit D.

“Bring-Down Certificate” has the meaning ascribed to such term in Section 10.3(k).

“Broker” has the meaning ascribed to such term in Section 16.1.

“Business Day” means any day other than a Saturday, Sunday or a day on which national banking associations are authorized or required to close.

“Certificate as to Foreign Status” has the meaning ascribed to such term in Section 10.3(j) and shall be in the form attached as Exhibit I.

“Certifying Person” has the meaning ascribed to such term in Section 4.3(a).

“Clerk’s Office” means the office of the Clerk of the County of Westchester (Division of Land Records).

“Closing” means the consummation of the purchase and sale of the Property contemplated by this Agreement, as provided for in Article X.

“Closing Date” means the date on which the Closing of the transactions contemplated hereby actually occurs.

“Closing Statement” has the meaning ascribed to such term in Section 10.4(a).

“Closing Surviving Obligations” means the rights, liabilities and obligations set forth in Sections 3.1 (as to Allocation), 3.2, 5.3, 5.4, 7.5, 8.1, 8.2, 8.3, 10.4, 10.5, 10.6, 10.7, 11.1, 11.2, 12.1, 14.1, 16.1, 18.1, 18.2, 18.3, 18.4, 18.5, 18.6, 18.7, 18.9, 18.10, 18.11, 18.12, 18.13, 18.14, and any other provisions which pursuant to their terms survive the Closing hereunder.

“Code” has the meaning ascribed to such term in Section 4.3.

“Commonwealth Title Commitment” means, collectively, the new title insurance commitments prepared by Commonwealth Land Title Insurance Company for the Real Property, as made available electronically to Purchaser for its review.

“Common Charge Letter” means a written letter issued by the Condominium Board (hereinafter defined), or by the managing agent on behalf of the Condominium Board, in commercially reasonable form to be agreed to by Seller and Purchaser prior to the expiration of the Evaluation Period.

“Condominium” means the condominium known as “101 Executive Boulevard Condominium”.

“Condominium Board” means the board of managers for the Condominium established pursuant to the Condominium Documents.

“Condominium Documents” means, collectively, (i) that certain Declaration of Condominium for 101 Executive Boulevard Condominium, dated December 19, 2017, and recorded with the Westchester Clerk’s Office on January 8, 2018, including without limitation all exhibits and schedules attached thereto (the “Condominium Declaration”), (ii) the By-Laws of the Condominium, and (iii) the rules and regulations for the Condominium established from time to time, if any, as any or all of the same may have been or may be amended and/or restated from time to time.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated November 2, 2018, between MCRC and Purchaser.

“Continuing Tax Protection Rights” has the meaning ascribed to such term in Section 7.5(a).

“Contribution and Exchange Agreement (RM)” means, collectively, that Contribution and Exchange Agreement, dated January 24, 1997, between Robert Martin Company, LLC, Robert Martin-Eastview North Company, L.P., Mack-Cali Realty, L.P. (f/k/a Cali Realty, L.P.) and Mack-Cali Realty Corporation (f/k/a Cali Realty Corporation), as amended by that certain Consent and Waiver Agreement, dated September   , 1997, and that certain Second Amendment to Contribution and Exchange Agreement, dated June 27, 2000, and that certain Letter Agreement, dated December 31, 2018, regarding the Elmsford Distribution Center.

“Cross Westchester Executive Park” means the executive park commonly known as the Cross Westchester Executive Park, in the Town of Greenburgh, State of New York and consisting of the Property owned by Seller subject to this Agreement, as set forth on Schedule 1.1, as well as property owned by other parties not affiliated with Seller.

“Data Room” means the electronic web-based document depository established and maintained by the Broker in connection with the transactions contemplated by this Agreement, a link to which has been provided to Purchaser.

“Deed” has the meaning ascribed to such term in Section 10.3(a) and shall be in the form attached hereto as Exhibit L.

“Delinquent Rental” has the meaning ascribed to such term in Section 10.4(b).

“Documents” has the meaning ascribed to such term in Section 5.2(a).

“Earnest Money Deposit” has the meaning ascribed to such term in Section 4.1.

“EAT” has the meaning ascribed to such term in Section 10.7.

“Effective Date” means the date of this Agreement first set forth above.

“Employee Notice” has the meaning ascribed to such term in Section 9.2(g).

“Environmental Laws” means each and every federal, state, county and municipal statute, ordinance, rule, regulation, code, order, requirement, directive, binding written interpretation and binding written policy pertaining to Hazardous Substances issued by any Authorities and in effect as of the date of this Agreement with respect to or which otherwise pertains to or affects the Real Property or the Improvements, or any portion thereof, the use, ownership, occupancy or operation of the Real Property or the Improvements, or any portion thereof, or Purchaser, and as the same have been amended, modified or supplemented from time to time prior to the Effective Date, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Water Act (33 U.S.C. § 1321 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon Gas and Indoor Air Quality Research Act of 1986 (42 U.S.C. § 7401 et seq.), the National Environmental Policy Act (42 U.S.C. § 4321 et seq.), the Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. § 9601 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.)

(collectively, the “Environmental Statutes”), and any and all rules and regulations which have become effective prior to the date of this Agreement under any and all of the Environmental Statutes.

“Escrow Agent” means First American Title Insurance Company, having an address at 655 Third Avenue, 16th Floor, New York, New York 10017, Attention:  Messrs. Wayne Baird and Sohail Shohpar.

“Existing Survey” means Seller’s existing surveys of the Real Property, as made available electronically to Purchaser for its review.

“Evaluation Period” has the meaning ascribed to such term in Section 5.1.

“Executive Park” or “Park” means individually and collectively the South Westchester Executive Park, the Cross Westchester Executive Park and the Mid-Westchester Executive Park,  as applicable.

“Fee Property” means individually and collectively, the fee property owned by Seller as set forth on Schedule 1.1.

“Governmental Regulations” means all statutes, ordinances, rules and regulations of the Authorities applicable to Seller or the use or operation of the Real Property or the Improvements or any portion thereof.

“Ground Lease Estoppel” has the meaning ascribed to such term in Section 7.3 and is attached as Exhibit H-1.

“Ground Lease” means individually and collectively the 11 Skyline Drive Ground Lease, the 12 Skyline Drive Ground Lease, the 15 Skyline Drive Ground Lease and the 17 Skyline Drive Ground Lease.

“Ground Lease Assignment” has the meaning ascribed to such term in Section 10.3(e) and is attached as Exhibit E.

“Ground Leased Property” means individually and collectively, the 11 Skyline Drive Ground Leased Property, the 12 Skyline Drive Ground Leased Property, the 15 Skyline Drive Ground Leased Property and the 17 Skyline Drive Ground Leased Property.

“Hazardous Substances” means (a) asbestos, radon gas and urea formaldehyde foam insulation, (b) any solid, liquid, gaseous or thermal contaminant, including smoke vapor, soot, fumes, acids, alkalis, chemicals, petroleum products or byproducts, polychlorinated biphenyls, phosphates, lead or other heavy metals and chlorine, (c) any solid or liquid waste (including, without limitation, hazardous waste), hazardous air pollutant, hazardous substance, hazardous chemical substance and mixture, toxic substance, pollutant, pollution, regulated substance and contaminant, and (d) any other chemical, material or substance, the use or presence of which, or exposure to the use or presence of which, is prohibited, limited or regulated by any Environmental Laws.

“HIG” has the meaning ascribed to such term in Section 4.4.

“HIG Percentage” has the meaning ascribed to such term in Section 4.4.

“HIG Wire Instructions” has the meaning ascribed to such term in Section 4.4.

“Identified Terrorist” has the meaning ascribed to such term in Section 8.1(o).

“Improvements” means all buildings, structures, fixtures, parking areas and other improvements located on the Real Property.

“Initial Earnest Money Deposit” has the meaning ascribed to such term in Section 4.1.

“Investigations” has the meaning ascribed to such term in Section 5.1.

“Lease Schedule” has the meaning ascribed to such term in Section 5.2(a) and is attached as Exhibit G.

“Leases” means all of the leases, licenses, occupancy agreements and other agreements with Tenants with respect to the use and occupancy of the Real Property, together with all renewals and modifications thereof, if any, all guaranties thereof, if any, and any new leases, lease amendments, and lease guaranties entered into after the Effective Date to the extent permitted by Section 7.1.

“Leasing Commission Agreements” means all leasing commission agreements currently affecting the Property and any leasing commission agreements entered into after the Effective Date in connection with new leases and lease amendments permitted by Section 7.1.

“Letters of Credit” has the meaning ascribed to such term in Section 10.4(a)(ii).

“Licensee Parties” has the meaning ascribed to such term in Section 5.1.

“Licenses and Permits” means, collectively, any and all licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by the Authorities in connection with the Real Property and the Improvements, together with all renewals and modifications thereof.

“LKE Property” means those Properties designated as “LKE Property” on Schedule 3.1.

“LLCs” has the meaning ascribed to such term in Section 10.7.

“Mack Contribution and Exchange Agreement” means that certain Contribution and Exchange Agreement, dated September 18, 1997, between the MACK (as defined therein), Cali Realty Corporation and Cali Realty, L.P., as amended by that certain First Amendment to the Contribution and Exchange Agreement, dated December 11, 1997.

“Major Taking” has the meaning ascribed to such term in Section 11.2.

“Major Tenant” means the Tenants listed on Exhibit P hereto.

“Material Damage Event” has the meaning ascribed to such term in Section 11.1.

“MCRC” means Mack-Cali Realty Corporation, a Maryland Corporation and the sole general partner of Mack-Cali Realty, L.P., a Delaware limited partnership.

“MCRLP” means Mack-Cali Realty, L.P., a Delaware limited partnership.

“Mid-West Maintenance Association” means the Association known as the Mid-West Maintenance Corp. Association (formerly known as the Mid-Westchester Executive Park Maintenance Association or MWEP Maintenance Association).

“Mid-West Maintenance Corp. Association Documents” means collectively (i) that certain Mid-Westchester Executive Park Maintenance Association Declaration made as of July 30, 1981 recorded on

August 5, 1981 in the Clerk’s Office in Liber 7716 of conveyances, at Page 104, as amended by First Amendment dated as of August 20, 1981 and recorded in the Clerk’s Office on August 21, 1981 in Liber 7720 of conveyances at Page 558,  Second Amendment dated as of January 10, 1990 and recorded in the Clerk’s Office on February 13, 1990 in Liber 9742 of conveyances at Page 324, Third Amendment dated as of February 9, 1990 and recorded in the Clerk’s Office on February 13, 1990 in Liber 9742 of conveyances at Page 332 and Fourth Amendment made as of January 1, 2013, recorded in the Clerk’s Office on March 27, 2013, Control Number 530093582 (collectively, as supplemented and amended, the “Mid-West Maintenance Declaration”), (ii) the By-Laws of the Mid-West Maintenance Association, and (iii) the rules and regulations for the Mid-West Maintenance Association established from time to time, if any, as any or all of the same may have been or may be amended and/or restated from time to time.

“Mid-Westchester Executive Park” means the executive park commonly known as the Mid-Westchester Executive Park, in the Town of Mount Pleasant, State of New York and consisting of the Property owned by Seller subject to this Agreement and subject to the Mid-West Maintenance Corp. Association Documents, as set forth on Schedule 1.1, as well as property owned by other parties not affiliated with Seller.

“Motor Vehicles” means those motor vehicles identified on Exhibit D-1 hereto.

“New Leasing Costs” has the meaning ascribed to such term in Section 10.4(e).

“New Objection Date” has the meaning ascribed to such term in Section 6.2(b).

“New Title Objection” has the meaning ascribed to such term in Section 6.2(b).

“Notice to Proceed” has the meaning ascribed to such term in Section 5.3(c).

“OP Unit Redemption Agreement” has the meaning ascribed to such term in Section 3.1(c).

“OP Unit Redemption Property” has the meaning ascribed to such term in Section 3.1(c).

“OP Unit Substituted Redemption Property” has the meaning ascribed to such term in Section 3.1(c).

“Operating Expenses” has the meaning ascribed to such term in Section 10.4(c).

“Other PSAs” means, collectively, (i) that certain Agreement of Sale and Purchase, dated as of even date hereof, between Seller’s affiliate, West Avenue Realty Associates L.L.C., as seller, and Purchaser, as purchaser, with respect to those certain real properties located in the Stamford Executive Park, known as 419 West Avenue, 500 West Avenue, 550 West Avenue, 600 West Avenue and 650 West Avenue, Stamford, Connecticut (as same may be amended and/or restated from time to time in accordance with its terms), and (ii) the OP Unit Redemption Agreement (as same may be amended and/or restated from time to time in accordance with its terms).

“Permitted Assignee” has the meaning ascribed to such term in Section 15.1.

“Permitted Exceptions” has the meaning ascribed to such term in Section 6.2(a).

“Permitted Outside Parties” has the meaning ascribed to such term in Section 5.2(b).

“Personal Property” means all of Seller’s right, title and interest in and to all equipment, appliances, tools, supplies, machinery, artwork, furnishings and other tangible personal property attached to, appurtenant to, located in and used in connection with the ownership or operation of the Improvements and situated at the Real Property at the time of Closing, specifically including, not by way of limitation, all excess materials and supplies and other “attic stock” in connection with the maintenance and operation of the Improvements and other equipment, and all personal property owned by Seller or any Seller Affiliate at the 100 Clearbrook Road offices of Seller’s Affiliate, but specifically excluding all personal property leased by Seller or owned by Tenants or others not affiliated with Seller.

“Preliminary Closing Statement” has the meaning ascribed to such term in Section 10.4(a).

“Property” has the meaning ascribed to such term in Section 2.1.

“Proration Items” has the meaning ascribed to such term in Section 10.4(a).

“Proration Time” has the meaning ascribed to such term in Section 10.4(a).

“Protected Information” has the meaning ascribed to such term in Section 5.2(a).

“Purchase Price” has the meaning ascribed to such term in Section 3.1.

“Purchaser’s Affiliates” means any (i) direct or indirect shareholder, partner, member, manager or owner of Purchaser; (ii) entity in which Purchaser or any direct or indirect shareholder, partner, member, manager or owner of Purchaser has an equity interest equal to or greater than ten percent (10%); (iii) entity that, directly or indirectly, controls, is controlled by or is under common control with Purchaser and (iv) the successors and assigns of any or all of the foregoing.

“Purchaser’s Information” has the meaning ascribed to such term in Section 5.3(c).

“Purchaser’s Transaction Costs” means up to $500,000.00 of the reasonable, out-of-pocket costs and expenses incurred by Purchaser, any Permitted Assignee, Purchaser’s Affiliates and/or HIG and its affiliates in connection with this Agreement and the transactions contemplated by this Agreement, including, without limitation, attorneys’ fees, due diligence expenses, and financing related fees and expenses, all of which must be evidenced by invoices or other documentation reflecting the amounts actually incurred.  Notwithstanding anything to the contrary in this Agreement or the Other PSAs, the $500,000.00 of such costs and expenses set forth in this definition is an aggregate amount to be applied with respect to Purchaser, any Permitted Assignee, Purchaser’s Affiliates and HIG and its affiliates under this Agreement and under the Other PSAs and may be reached solely under this Agreement or the Other PSAs, or partially under this Agreement and either of the Other PSAs.

“QI” has the meaning ascribed to such term in Section 10.7.

“Real Property” means individually and collectively the Fee Property and the Ground Leased Property, as applicable.

“Rental” has the meaning ascribed to such term in Section 10.4(b), and same are “Delinquent” in accordance with the meaning ascribed to such term in Section 10.4(b).

“Required Percentage” has the meaning ascribed to such term in Section 7.2.

“Right of Access and Confidentiality Agreement” means that certain Right of Access and Confidentiality Agreement, dated December 3, 2018, between Purchaser and Seller.

“RMC” means the Robert Martin Company, LLC.

“ROFO (Mack) Affidavit” has the meaning ascribed to such term in Section 7.5(b) and shall be in the form attached hereto as Exhibit Q.

“ROFO (Mack) Notice” has the meaning ascribed to such term in Section 7.5(b).

“ROFO (Mack) Party” has the meaning ascribed to such term in Section 7.5(b).

“ROFO (Mack) Rights” has the meaning ascribed to such term in Section 7.5(b).

“ROFO (RM) Affidavit” has the meaning ascribed to such term in Section 7.5(a) and shall be in the form attached hereto as Exhibit R.

“ROFO (RM) Exception Condition” has the meaning ascribed to such term in Section 7.5(a).

“ROFO (RM) Party” has the meaning ascribed to such term in Section 7.5(a).

“ROFO (RM) Rights” has the meaning ascribed to such term in Section 7.5(a).

“Scheduled Closing Date” has the meaning ascribed to such term in Section 10.1.

“Second Amendment (RM)” has the meaning ascribed to such term in Section 7.5(a).

“Section 1031 Exchange” has the meaning ascribed to such term in Section 10.7.

“Security Deposits” means all security deposits (in the form of cash and/or a letter of credit) held by Seller, as landlord (together with any interest which has accrued thereon, but only to the extent such interest has accrued for the account of the Tenant).

“Seller’s Affiliates” means any past, present or future: (i) shareholder, partner, member, manager or owner of Seller; (ii) entity in which Seller or any past, present or future shareholder, partner, member, manager or owner of Seller has or had an interest; (iii) entity that, directly or indirectly, controls, is controlled by or is under common control with Seller and (iv) the heirs, executors, administrators, personal or legal representatives, successors and assigns of any or all of the foregoing.

“Service Contracts” means all service agreements, maintenance contracts, equipment leasing agreements, warranties, guarantees, bonds, construction contracts, open purchase orders and other contracts for the provision of labor, services, materials or supplies relating solely to the Real Property, Improvements or Personal Property that are currently in effect and to which Seller is a party, as listed and described on Exhibit F attached hereto, together with all renewals, supplements, amendments and modifications thereof, and any new such agreements entered into after the Effective Date, to the extent permitted by Section 7.1.  The Apex Agreements are not Service Contracts.

“Service Contract Termination Notices” has the meaning ascribed to such term in Section 10.2(h), and are to be delivered by Purchaser to certain service providers pursuant to Section 10.6.

“SNDA” has the meaning ascribed to such term in Section 7.4.

“SNDA Tenant” means each Tenant listed on Exhibit P hereto.

“South-West Maintenance Association” means the Association known as the South-West Maintenance Corp. Association (formerly known as the South Westchester Executive Park Maintenance Association or SWEP Maintenance Association).

“South-West Maintenance Corp. Association Documents” means collectively (i) that certain South Westchester Executive Park Maintenance Association Declaration dated May 3, 1982 recorded on May 5, 1982 in the Clerk’s Office in Liber 7763 of conveyances at page 408.  A Supplementary Declaration, made as of June 8, 1983, was recorded in the Clerk’s Office on June 13, 1983, in Liber 7837 of conveyances, at page 723. A second Supplementary Declaration, made as of August 15, 1983, was recorded in the Clerk’s Office on August 29, 1983, in Liber 7857 of conveyances, at page 375.  An Amended and Restated Supplementary Declaration, intended to amend and restate the First Supplement, made as of October 12, 1987, was recorded in the Clerk’s Office on November 12, 1987 in Liber 9025 of conveyances, at page 130.  A third Supplementary Declaration, made as of March 13, 1989, was recorded in the Clerk’s Office on March 15, 1989 in Liber 9476 of conveyances, at page 14. A fourth Supplementary Declaration, made as of August 23, 1989, was recorded in the Clerk’s Office on September 26, 1989 in Liber 9620 of conveyances, at page 115. A sixth Supplementary Declaration (including Supplementary Declaration No. 5 made as of August 11, 1999) of South Westchester Executive Park Maintenance Association was made as of August 25, 2005. A seventh Supplementary Declaration made as of September 12, 2006 was recorded in the Clerk’s Office on March 6, 2007, Control Number 470520171. An eighth Supplementary Declaration made as of February 28, 2008 was recorded in the Clerk’s Office on March 25, 2008, Control Number 480700651. A ninth Supplementary Declaration made as of December 17, 2015 was recorded in the Clerk’s Office on January 7, 2016, Control Number 560063178 (collectively, as supplemented and amended, the “South-West Maintenance Declaration”) (ii) the By-Laws of the South-West Maintenance Association, and (iii) the rules and regulations for the South-West Maintenance Association established from time to time, if any, as any or all of the same may have been or may be amended and/or restated from time to time..

“South Westchester Executive Park” means the executive park commonly known as the South Westchester Executive Park in the City of Yonkers, State of New York and consisting of the Property owned by Seller subject to this Agreement and subject to the South-West Maintenance Corp. Association Documents, as set forth on Schedule 1.1, as well as property owned by other parties not affiliated with Seller.

“Survey Objection” has the meaning ascribed to such term in Section 6.1.

“Talleyrand Maintenance Association” means Talley Maintenance Corp. (successor by assignment from Talleyrand Executive Park Maintenance Association, Inc.).

“Talleyrand Maintenance Association Documents” means collectively, (i) that certain Talleyrand Executive Park Maintenance Association Declaration dated as of June 23, 1982 recorded on July 9, 1982 in the Clerk’s Office in Liber 7774 of conveyances at Page 427, as amended by First Amendment dated as of November 15, 1983 and recorded in the Clerk’s Office on November 21, 1982 in Liber 7879 of conveyances at Page 191, Second Amendment dated as of November 16, 1984 and recorded in the Clerk’s Office on November 21, 1984 in Liber 7984 of conveyances at Page 467 and re-recorded in the Clerk’s Office on December 13, 1984 in Liber 7996 at Page 225, Third Amendment dated as of October 25, 1996 and recorded in the Clerk’s Office on December 19, 1996 in Liber 11616 of conveyances at Page 6, Fourth Amendment dated as of March 18, 1997 and recorded in the Clerk’s Office on June 9, 1997 in Liber 11739 at Page 217, and Fifth Amendment dated as of August 5, 1997 and recorded in the Clerk’s Office on September 17, 1997 in Liber 11814 at Page 15 (collectively, as supplemented and amended,  the “Talleyrand Maintenance Declaration”) (ii) the By-Laws of the Talleyrand Maintenance Association, and (iii) the rules and regulations for the Talleyrand Maintenance Association established from time to time, if any, as any or all of the same may have been or may be amended and/or restated from time to time.

“Talleyrand Executive Park” means the executive park commonly known as the Talleyrand Executive Park, in the Town of Greenburgh, State of New York and consisting of the Property owned by Seller subject to this Agreement and subject to the Talleyrand Maintenance Association Documents, as set forth on Schedule 1.1, as well as property owned by other parties not affiliated with Seller.

“Tax Protection Rights” has the meaning ascribed to such term in Section 7.5(a).

“Tenants” means the tenants, users, licensees or other occupants of the Real Property and Improvements who are parties to the Leases.

“Tenant Estoppel” has the meaning ascribed to such term in Section 7.2.

“Tenant Notice Letters” has the meaning ascribed to such term in Section 10.2(g), and are to be delivered by Purchaser to Tenants pursuant to Section 10.6.

“Termination Surviving Obligations” means the rights, liabilities and obligations set forth in Sections 5.2, 5.3, 5.4, 7.5(a), 12.1, 16.1, 18.1, 18.2, 18.3, 18.4, 18.5, 18.6, 18.7, 18.8, 18.9, 18.10, 18.11, 18.12, Articles XIII and XIV, and any other provisions which pursuant to their terms survive any termination of this Agreement.

“Title Commitment” has the meaning ascribed to such term in Section 6.2(a).

“Title Company” means First American Title Insurance Company, as lead title insurer, and Commonwealth Land Title Insurance Company, as co-insurer under a so called “me too” endorsement for a 20% interest, or such other lead title company or co-insurer in addition to Commonwealth Land Title Insurance Company as Purchaser may select, in its sole and absolute discretion.

“Title Defect” has the meaning ascribed to such term in Section 6.3(a).

“Title Objection Date” has the meaning ascribed to such term in Section 6.2(a).

“Title Objections” has the meaning ascribed to such term in Section 6.2(a).

“Title Policy” means an ALTA extended coverage owner’s policy of title insurance covering the applicable Property in the full amount of the Purchase Price allocated to such Property, subject only to the Permitted Exceptions.

“Total Damage Event” has the meaning ascribed to such term in Section 11.1.

“Updated Survey” has the meaning ascribed to such term in Section 6.1.

“Violation Penalty Excess” has the meaning ascribed to such term in Section 6.3(c).

Section 1.2                                   References: Exhibits and Schedules.  Except as otherwise specifically stated, all references in this Agreement to Articles or Sections refer to Articles or Sections of this Agreement, and all references to Exhibits or Schedules refer to Exhibits or Schedules attached hereto, all of which Exhibits and Schedules are incorporated into, and made a part of, this Agreement by reference. The words “herein,” “hereof,” “hereinafter” and words and phrases of similar import refer to this Agreement as a whole and not to any particular Section or Article.

ARTICLE II

AGREEMENT OF PURCHASE AND SALE

Section 2.1                                   Agreement.  Seller hereby agrees to sell, convey and assign to Purchaser, and Purchaser hereby agrees to purchase and accept from Seller, on the Closing Date and subject to the terms and conditions of this Agreement, all of the following (collectively, the “Property”):

(a)                                 the Real Property;

(b)                                 the lessee’s interest in the Ground Lease;

(c)                                  the Improvements;

(d)                                 the Personal Property;

(e)                                  the Motor Vehicles;

(f)                                   all of Seller’s right, title and interest as lessor in and to the Leases and, subject to the terms of the respective applicable Leases, the Security Deposits;

(g)                                  to the extent assignable, all of Seller’s right, title and interest in and to the Service Contracts and the Licenses and Permits; and

(h)                                 all of Seller’s right, title and interest, to the extent assignable or transferable, in and to all (if any) construction documents, “as built” plans and specifications and floor plans for the existing Improvements and landscape plans (including, without limitation any CAD files and drawings), surveys, environmental site assessments and warranties relating to and only to the extent reflecting current conditions at the Real Property (but specifically excluding any such items which may have been prepared for or identify potential capital improvements or development), marketing materials, electronic versions of all lease templates, maintenance and warranty records and all other intangible rights, titles, interests, privileges and appurtenances owned by Seller and related to or used exclusively in connection with the ownership, use or operation of the Real Property or the Improvements (but for the avoidance of doubt, expressly excluding the trade name “Mack-Cali” and the trademarks and logos of Mack-Cali Realty Corporation and/or Mack-Cali Realty, L.P.).

Section 2.2                                   Indivisible Economic Package.  Except as otherwise expressly provided in this Agreement for the removal of an individual property from this Agreement and the Closing, Purchaser has no right to purchase, and Seller has no obligation to sell, less than all of the Property, it being the express agreement and understanding of Purchaser and Seller that, as a material inducement to Seller and Purchaser to enter into this Agreement, Purchaser has agreed to purchase, and Seller has agreed to sell, all of the Property, subject to and in accordance with the terms and conditions hereof.  In addition, except as otherwise expressly provided in this Agreement for the removal of an individual Property from this Agreement and the Closing, the parties acknowledge that this Agreement is intended to effect the transfer of title to all the properties constituting the Real Property, and notwithstanding any reference in this Agreement to any singular property, building or parcel or any other similar reference implying that this Agreement relates to only one property, except as otherwise expressly provided in this Agreement for the removal of an individual property from this Agreement and the Closing, this Agreement shall be construed to relate to the transfer of title to all the properties constituting the Real Property (so that, provisions relating to the delivery of the Deed, Bill of Sale, and so forth, shall be construed to require a separate deed for each such property rather than a single deed, as well as separate bills of sale and the like), but all other references to the Property, Real Property, Personal Property or Improvements shall be deemed to refer to all of the Property, Real Property, Personal Property and Improvements in the aggregate.  Notwithstanding anything to the contrary in this Agreement, if Purchaser and/or the purchasers under the Other PSAs elect pursuant to the terms and conditions of this Agreement and/or the Other PSAs to remove (except pursuant to Section 13.1 hereof and thereof) individual Properties from this Agreement and the Closing and/or individual properties from the Other PSAs and the closings thereunder which, in the aggregate, have an Allocation of more than $50,000,000.00, then Seller shall have the right to terminate this Agreement by giving notice to Purchaser, and this Agreement shall terminate five (5) Business Days after the date of such termination notice and Purchaser shall have the right to receive a refund of the Earnest Money Deposit within one (1) Business Day following any such termination, and except with respect to the Termination Surviving Obligations, this Agreement shall be null and void and the parties shall have no further obligation to each other hereunder; provided that if within five (5) Business Days after the date of such termination notice Purchaser gives Seller notice revoking its prior decision(s) to remove one or more individual Properties from this Agreement and the Closing so that individual Properties and properties under the Other PSAs which, in the aggregate, have an Allocation of less than or equal to $50,000,000.00 remain so removed from this Agreement and the Closing and the Other PSAs and the closings thereunder, then Seller’s termination notice with respect to this Agreement shall be null and void, ab initio, and this Agreement shall continue in full force and effect.

ARTICLE III

CONSIDERATION

Section 3.1                                   Purchase Price.  (a)                                   The purchase price for the Property (the “Purchase Price”) shall be Four Hundred Fifty-seven Million Five Hundred Thirteen Thousand Sixty and 00/100 Dollars ($457,513,060.00) in lawful currency of the United States of America, payable as provided in Section 3.2.  No portion of the Purchase Price shall be allocated to the Personal Property, except as otherwise may be required in connection with a Section 1031 Exchange.

(b)                                 The Purchase Price shall be allocated (the “Allocation”) among the Properties as set forth on Schedule 3.1. The Allocation shall be binding on the parties hereto, and neither Purchaser nor Seller (nor any of their respective affiliates) shall file any tax return or other document or otherwise take any position which is inconsistent with the Allocation, except as may be adjusted by subsequent agreement by Purchaser and Seller. The terms and conditions of this Section with respect to the Allocation shall survive the Closing.

(c)                                  Affiliates of the ROFO (RM) Party contributed certain Properties to MCRLP pursuant to the Contribution and Exchange Agreement (RM).  Pursuant to the Contribution and Exchange Agreement (RM), the ROFO (RM) Party intends to elect to redeem certain limited partnership interests in the form of operating partnership units of MCRLP held by the ROFO (RM) Party in exchange for the 85 Executive Boulevard Real Property and the 2 Executive Plaza Real Property (as may be substituted , the “OP Unit Redemption Property”) pursuant to an OP Unit Redemption Agreement, to be entered into before the expiration of the Evaluation Period, between MCRLP, Mack-Cali CW Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., and the ROFO (RM) Party, to be in a form based on this Agreement and to be agreed to by such parties before the expiration of the Evaluation Period (the “OP Unit Redemption Agreement”); and when the OP Unit Redemption Agreement is executed and delivered Seller and Purchaser shall amend this Agreement to remove the OP Unit Redemption Property from this Agreement for inclusion in the OP Unit Redemption Agreement and reduce the Purchase Price by an amount equal to the Allocation for the OP Unit Redemption Property.  If after the OP Unit Redemption Agreement is in effect, the ROFO (RM) Party has elected to remove such original designated OP Unit Redemption Property pursuant to the terms and conditions of the OP Unit Redemption Agreement, Seller and Purchaser shall use commercially reasonable efforts, and work in good faith, to agree on an individual Property which is not an LKE Property (as the case may be, the “OP Unit Substituted Redemption Property”), to become the OP Unit Redemption Property; and Seller and Purchaser shall amend this Agreement to remove such individual Property from this Agreement for substitution into the OP Unit Redemption Agreement and reduce the Purchase Price by an amount equal to the Allocation for such individual Property.  Contemporaneously with the Closing, the ROFO (RM) Party will contribute the OP Unit Redemption Property to the Purchaser, including a direction for the OP Unit Redemption Property to be conveyed by a Deed directly from Seller to Purchaser.

Section 3.2                                   Method of Payment of Purchase Price.  No later than 3:00 p.m. Eastern Time on the Scheduled Closing Date, Purchaser shall pay the Purchase Price (less the Earnest Money Deposit; and after all adjustments, credits and prorations are made), together with all other costs and amounts to be paid by Purchaser at the Closing pursuant to the terms of this Agreement (“Purchaser’s Costs”), by Federal Reserve wire transfer of immediately available funds to the account of Escrow Agent.  Escrow Agent, following authorization by the parties prior to 4:00 p.m. Eastern Time on the Scheduled Closing Date, shall pay: (i) to Seller by Federal Reserve wire transfer of immediately available funds to an account designated by Seller, the Purchase Price (after all adjustments, credits and prorations are made and the costs and amounts described in the immediately succeeding clause (ii) are deducted), less any costs or other amounts to be paid by Seller at Closing pursuant to the terms of this Agreement; (ii) to the appropriate payees, out of the cash proceeds of Closing otherwise payable to Seller, all costs and amounts to be paid by Seller at Closing pursuant to the terms of this Agreement; and (iii) to the appropriate payees at Closing pursuant to the terms of this Agreement, Purchaser’s Costs.

ARTICLE IV

EARNEST MONEY DEPOSIT
AND ESCROW INSTRUCTIONS

Section 4.1                                   The Earnest Money Deposit.  Within two (2) Business Days after the execution and delivery of this Agreement by Purchaser, Purchaser shall deposit with Escrow Agent, by Federal Reserve wire transfer of immediately available funds, the sum of Four Million Seven Hundred Thousand and 00/100 Dollars ($4,700,000.00) as an earnest money deposit on account of the Purchase Price (the “Initial Earnest Money Deposit”). TIME IS OF THE ESSENCE with respect to the deposit of the Initial Earnest Money Deposit.  If Purchaser provides a Notice to Proceed to Seller prior to the expiration of the Evaluation Period pursuant to Section 5.3(c) below, then within one (1) Business Day after the expiration of the Evaluation Period, Purchaser shall deposit the additional sum of Four Million Seven Hundred Thousand and 00/100 Dollars ($4,700,000.00) with Escrow Agent as an additional earnest money deposit on account of the Purchase Price (the “Additional Earnest Money Deposit”). TIME IS OF THE ESSENCE with respect to the deposit of the Additional Earnest Money Deposit.  The Initial Earnest Money Deposit and the Additional Earnest Money Deposit, together with any interest earned thereon, are hereinafter referred to individually and collectively as the “Earnest Money Deposit”.

Section 4.2                                   Escrow Instructions.  The Earnest Money Deposit shall be held in escrow by Escrow Agent in an interest-bearing account, in accordance with the provisions of Section 4.4 and Article XVII. In the event Purchaser provides a Notice to Proceed to Seller prior to the expiration of the Evaluation Period pursuant to Section 5.3(c) below, then the entire Earnest Money Deposit shall, except as otherwise provided herein, become non-refundable to Purchaser. In the event this Agreement is terminated prior to the expiration of the Evaluation Period pursuant to Section 5.3(c) below, then the Earnest Money Deposit shall be refunded to Purchaser within one (1) Business Day following such termination

Section 4.3                                   Designation of Certifying Person.  In order to assure compliance with the requirements of Section 6045 of the Internal Revenue Code of 1986, as amended (the “Code”), and any related reporting requirements of the Code, the parties hereto agree as follows:

(a)                                 Provided Escrow Agent shall execute a statement in writing (in form and substance reasonably acceptable to the parties hereunder) pursuant to which it agrees to assume all responsibilities for information reporting required under Section 6045(e) of the Code, Seller and Purchaser shall designate Escrow Agent as the person to be responsible for all information reporting under Section 6045(e) of the Code (the “Certifying Person”).  If Escrow Agent refuses to execute a statement pursuant to which it agrees to be the Certifying Person, Seller and Purchaser shall agree to appoint another third party as the Certifying Person.

(b)                                 Seller and Purchaser each hereby agree:

(i)                                     to provide to the Certifying Person all information and certifications regarding such party, as reasonably requested by the Certifying Person or otherwise required to be provided by a party to the transaction described herein under Section 6045 of the Code; and

(ii)                                  to provide to the Certifying Person such party’s taxpayer identification number and a statement (on Internal Revenue Service Form W-9 or an acceptable substitute form, or on any other form the applicable current or future Code sections and regulations might require and/or any form requested by the Certifying Person), signed under penalties of perjury, stating that the taxpayer identification number supplied by such party to the Certifying Person is correct.

Section 4.4                                   Earnest Money Payable to HIG. Notwithstanding anything to the contrary in this Agreement or in the Other PSAs, (a) if Purchaser is entitled to a return of all or any portion of the “Earnest Money Deposit” in accordance with the terms and provisions of this Agreement and the Other PSAs as a result of the termination of this Agreement and the Other PSAs prior to the expiration of the Evaluation Period pursuant to Section 5.3(c) below and Section 5.3(c) of the Other PSAs, then one hundred percent (100%) of the “Earnest Money Deposit” under this Agreement and the Other PSAs (i.e., $4,000,000.00, together with any interest earned thereon) shall be paid by Escrow Agent directly to H.I.G. Realty Partners III (Onshore), L.P. and H.I.G. Realty Partners III (Offshore), L.P. (collectively, “HIG”) pursuant to the wire instructions attached hereto as Exhibit O (the “HIG Wire Instructions”), without the need for any demand or notice by or from HIG, and (b) if Purchaser is entitled to a return of all or any portion of the “Earnest Money Deposit” in accordance with the terms and provisions of this Agreement and the Other PSAs as a result of any other termination of this Agreement and the Other PSAs, then eighty percent (80%) (the “HIG Percentage”) of that portion of the “Earnest Money Deposit” to which Purchaser is so entitled under this Agreement and the Other PSAs shall be paid by Escrow Agent directly to HIG pursuant to the HIG Wire Instructions, without the need for any demand or notice by or from HIG. HIG, upon written notice given to Purchaser, Seller and Escrow Agent, shall have the right to change the HIG Percentage at any time prior to Closing or the earlier termination of this Agreement and the Other PSAs. Purchaser, Seller and Escrow Agent each hereby acknowledge and agree that HIG (i) is an intended third-party beneficiary of this Section and (ii) shall have the right to enforce the terms and provisions of this Section.

ARTICLE V

INSPECTION OF PROPERTY

Section 5.1                                   Evaluation Period. For a period ending at 6:00 p.m. Eastern Time on February 26, 2019 (the “Evaluation Period”), and continuing thereafter until Closing or the earlier termination of this Agreement, Purchaser, Purchaser’s Affiliates, HIG, its affiliates, and each of their authorized agents, lenders, consultants and representatives (for purposes of this Article V, the “Licensee Parties”) shall have the right, subject to the right of any Tenants, to enter upon the Real Property at all reasonable times during normal business hours to perform an inspection of the Property.  Purchaser will provide to Seller notice of the intention of Purchaser or the other Licensee Parties to enter the Real Property at least one (1) Business Day prior to such intended entry and specify the intended purpose therefor and the inspections and examinations (collectively, the “Investigations”) contemplated to be made and with whom any Licensee Party will communicate.  At Seller’s option, Seller may be present for any such entry and inspection. Purchaser shall not communicate with or contact any of the Tenants or any of the Authorities (except for the purposes of obtaining and generating due diligence reports and materials including, without limitation, due diligence regarding any Purchaser redevelopment plans) without the prior written consent of Seller not to be unreasonably withheld, conditioned or delayed.  Notwithstanding anything to the contrary contained herein, no physical testing or sampling which is more invasive than a Phase I environmental study shall be conducted during any such entry by Purchaser or any Licensee Party upon the Real Property without Seller’s specific prior written consent.  TIME IS OF THE ESSENCE with respect to the provisions of this Section 5.1.

Section 5.2                                   Document Review.

(a)                                 During the Evaluation Period, and continuing thereafter until Closing or the earlier termination of this Agreement, Purchaser and the Licensee Parties shall have the right to review, inspect and copy, at Purchaser’s sole cost and expense, all of the following which, to Seller’s Knowledge (as defined at the end of Section 8.1), are in Seller’s possession or control (collectively, the “Documents”): all existing environmental reports and studies of the Real Property and Improvements commissioned by Seller (which Purchaser shall have the right to have updated at Purchaser’s sole cost and expense), existing surveys of the Real Property, “as built” plans and specifications for the existing Improvements, operating statements, real estate tax bills, together with assessments (special or otherwise), ad valorem and personal property tax bills, and any tax agreements for payments in lieu of taxes covering the period of Seller’s ownership of the Property; Seller’s most current lease schedule in the form attached hereto as Exhibit G (the “Lease Schedule”); current operating statements; the Ground Leases, the Leases, Service Contracts, Licenses and Permits, the Association Documents, the Condominium Documents and all other documents used in connection with the operation or ownership of the Property except for the Protected Information.  Such inspections shall occur at a location selected by Seller, which may be at the office of Seller, Seller’s counsel, Seller’s property manager, at the Real Property or any of them, or some or all of the Documents may be delivered to Purchaser in electronic format or as hard copies or may be made available to Purchaser for review electronically.  Purchaser shall not have the right to review or inspect Seller’s materials which are attorney client privileged or which incorporate proprietary analytical or operational tools of Seller, MCRC, MCRLP or any of their respective affiliates and/or materials not directly related to the leasing, operation, maintenance and/or management of the Property, including, without limitation, Seller’s internal memoranda, financial projections, budgets, appraisals, proposals for work not actually undertaken, engineering reports and drawings, plans and specifications for possible capital projects or development, and accounting and tax records (other than operating statements) (collectively “Protected Information”) information.

(b)                                 Purchaser acknowledges that any and all of the Documents may be proprietary and confidential in nature and have been provided to Purchaser solely to assist Purchaser in determining the desirability of purchasing the Property.  Subject only to the provisions of Article XII, prior to Closing, Purchaser agrees not to disclose the contents of the Documents or the results of the Investigations or any of the provisions, terms or conditions contained therein to any party outside of Purchaser’s organization other than HIG, its affiliates, the Licensee Parties and Purchaser’s and HIG’s attorneys, partners, accountants, or prospective lenders and investors and their respective counsel and accountants (collectively, for purposes of this Section 5.2(b), the “Permitted Outside Parties”).  Purchaser further agrees that within its organization, and as to the Permitted Outside Parties, the Documents, the contents thereof, and/or the results of the Investigations will be disclosed and exhibited prior to Closing only to those persons within Purchaser’s organization or to those Permitted Outside Parties who are responsible for determining the desirability of Purchaser’s acquisition of the Property.  In permitting Purchaser and the Permitted Outside Parties to review the Documents and other information to assist Purchaser, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third party benefits or relationships of any kind, either express or implied, have been offered, intended or created by Seller, and any such claims are expressly rejected by Seller and waived by Purchaser and the Permitted Outside Parties, for whom, by its execution of this Agreement, Purchaser is acting as an agent with regard to such waiver.  Purchaser agrees prior to Closing that all such information shall be kept confidential by Purchaser and all Permitted Outside Parties and their respective employees, agents and contractors.  If prior to Closing disclosure of any of such confidential information is required pursuant to law, or pursuant to court or other administrative process, then Purchaser and all Permitted Outside Parties, as the case may be, shall give immediate written notice to Seller, specifying to whom and why such disclosure is required, and no such disclosure shall be made if Seller objects, unless and until a determination requiring the disclosure is made by a court of competent jurisdiction or Purchaser or one of the Permitted Outside Parties is advised by counsel that disclosure prior to such time is required by law.  Seller shall have the right to interpose all objections that Seller may have to the disclosure prior to Closing, and Purchaser shall, and shall make reasonable efforts to cause all Permitted Outside Parties and their respective employees, agents and contractors, at no cost to Seller, to reasonably cooperate prior to Closing with Seller in connection with such objections, including giving testimony and signing affidavits, certifications or other documentation as may be required by Seller, provided the information contained in the affidavits, certifications or other documentation is true and accurate.  Prior to the initial entry upon the Real Property and/or Improvements, Purchaser shall advise anyone acting on behalf of Purchaser, including the Permitted Outside Parties, of the terms of this confidentiality provision and their obligation to be bound by it.  This confidentiality provision shall survive the expiration or earlier termination of this Agreement, but shall not survive Closing. It is understood and agreed that any Documents provided hereunder or information contained therein shall not be deemed confidential if it is of public record or otherwise generally available to the public.

(c)                                  Purchaser acknowledges that some of the Documents may have been prepared by third parties and may have been prepared prior to Seller’s ownership of the Property. PURCHASER HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE TRUTH, ACCURACY OR COMPLETENESS OF THE DOCUMENTS OR THE SOURCES THEREOF.  SELLER HAS NOT UNDERTAKEN ANY INDEPENDENT INVESTIGATION AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF THE DOCUMENTS AND, EXCEPT AS EXPRESSLY SET FORTH HEREIN, IS PROVIDING THE DOCUMENTS SOLELY AS AN ACCOMMODATION TO PURCHASER.

Section 5.3                                   Entry and Inspection Obligations; Termination of Agreement.

(a)                                 Purchaser agrees that in entering upon and inspecting or examining the Property, Purchaser and the other Licensee Parties will not unreasonably disturb the Tenants or interfere with the use of the Property pursuant to the Leases; unreasonably interfere with the operation and maintenance of the Real Property or Improvements; damage any part of the Property or any personal property owned or held by Tenants or any other person or entity; injure or otherwise cause bodily harm to Seller or any Tenant, or to any of their respective agents, guests, invitees, contractors and employees, or to any other person or entity; or permit any liens to attach to the Property by reason of the exercise of Purchaser’s rights under this Article V.  Purchaser will furnish or cause to be furnished to Seller evidence of, and will cause to be maintained and kept in effect, without expense to Seller, at all times that any entry is made upon the Property: (1) insurance against claims for personal injury (including death), and property damage, under a policy or policies of general public liability insurance of not less than One Million Dollars ($1,000,000) in respect to bodily injury (including death), and not less than Five Million Dollars ($5,000,000) of excess liability insurance, naming Seller and its mortgagee, if any, MCRLP and MCRC, as additional insureds; (2) adequate workers’ compensation insurance in statutory limits to cover employees of Purchaser and, to the extent applicable, any Licensee Parties that plan to enter onto the Real Property; and (3) if entry upon the Real Property is for purposes of any invasive testing or sampling, errors and omissions insurance and contractor’s pollution liability insurance of not less than Three Million Dollars ($3,000,000), naming Seller and its mortgagee, if any, MCRLP, and MCRC, as additional insureds.  Each of the policies described in clauses (1) and (3) above shall be on an occurrence basis and not on a claims made basis and shall provide that such policy cannot be canceled without at least thirty (30) days prior written notice to Seller, and each policy shall be issued by a recognized, responsible insurance company licensed to do business in the State of New York.  Proof of payment of the premium of each policy and each replacement policy shall also be delivered to Seller.  Purchaser shall: (i) promptly pay when due the costs of all entry, inspections and examinations done with regard to the Property; (ii) cause any inspection to be conducted in accordance with standards customarily employed in the industry and in compliance with all Governmental Regulations; and (iii) restore any portion of the Real Property and Improvements damaged by such inspections, testing, sampling, inspections and examination to the condition in which the same were found before any such damage.

(b)                                 Purchaser hereby indemnifies, defends and holds Seller and its partners, agents, directors, officers, employees, successors and assigns harmless from and against any and all liens, claims, causes of action, damages, liabilities, demands, suits, and obligations to third parties, together with all losses, penalties, costs and expenses relating to any of the foregoing (including but not limited to court costs and reasonable attorneys’ fees and expenses), arising out of any inspections, investigations, examinations, sampling or tests conducted by Purchaser or any of the Licensee Parties on the Property, whether prior to the date hereof or after the date hereof and prior to Closing, or any violation of the provisions of this Article V; provided, however, this indemnity shall not extend to protect Seller from any pre-existing liabilities for matters merely discovered by Purchaser (e.g., latent environmental contamination).

(c)                                  Prior to the expiration of the Evaluation Period, Purchaser shall determine (in its sole discretion) whether it wants to proceed with the transactions set forth in this Agreement.  If Purchaser elects (in its sole discretion) to proceed with the transactions set forth in this Agreement, it shall do so by providing written notice to Seller of its election to proceed with the transactions set forth in this Agreement (such notice, a “Notice to Proceed”) by no later than 6:00 p.m. (Eastern Time) on the last day of the Evaluation Period, WITH TIME BEING OF THE ESSENCE WITH RESPECT THERETO. If Purchaser provides a Notice to Proceed to Seller, then Purchaser shall have no right to rescind such Notice to Proceed or to otherwise terminate this Agreement before the expiration of the Evaluation Period, except as otherwise expressly set forth in this Agreement. If Purchaser fails (for any reason or no reason whatsoever) to timely provide a Notice to Proceed to Seller, Purchaser shall be deemed to have elected not to proceed with the transactions set forth in this Agreement and this Agreement shall be thereby deemed to be terminated effective immediately prior to the expiration of the Evaluation Period. Without limiting the foregoing, Purchaser shall have the right to elect (in its sole discretion) to terminate this Agreement (for any or no reason whatsoever) at any time prior to the expiration of the Evaluation Period by providing Seller with a written termination notice to that effect at any time prior to the expiration of the Evaluation Period. In the event this Agreement terminates in accordance with this Section 5.3(c), Purchaser shall have the right to receive a refund of the Earnest Money Deposit within one (1) Business Day following any such termination, and except with respect to the Termination Surviving Obligations, this Agreement shall be null and void and the parties shall have no further obligation to each other hereunder. In the event this Agreement is terminated for any reason, upon written request from Seller, Purchaser shall promptly return to Seller or destroy with a written certification delivered to Seller that such documents have been destroyed all copies Purchaser has made of the Documents and, except in the case of Seller’s default, upon written request from Seller, Purchaser to its knowledge, shall promptly deliver to Seller true and complete copies, without any representation or warranty by Purchaser, of all third party studies, reports or test results regarding any part of the Property obtained by Purchaser (excluding any studies, reports or test results which would be Protected Information with respect to Purchaser), before or after the execution of this Agreement, in connection with Purchaser’s inspection of the Property (collectively, “Purchaser’s Information”). Seller and Purchaser agree that any termination of either of the Other PSAs by the purchaser thereunder prior to the expiration of the evaluation period under such Other PSA shall automatically terminate this Agreement.

(d)                                 In the event that this Agreement is not terminated pursuant to Section 5.3(c) above, then prior to the expiration of the Evaluation Period, Purchaser may notify Seller in writing of any assignable warranties that Purchaser wants Seller to assign to Purchaser at or promptly after Closing and (y) any Service Contracts that Purchaser wants to terminate pursuant to Section 7.1(c), WITH TIME BEING OF THE ESSENCE WITH RESPECT TO SUCH NOTICE.  Failure to provide a notice shall be deemed an election by Purchaser to take an assignment of all warranties and to not terminate any Service Contracts.

(e)                                  The Right of Access and Confidentiality Agreement continues to govern and apply to all access to the Property, inspections, investigations, examinations, sampling or tests conducted by Purchaser or any of the Licensee Parties, except that the terms and conditions of this Section 5.3 shall govern, apply and supersede to the extent of any express inconsistency with the terms and conditions of the Right of Access and Confidentiality Agreement, and in such case, such terms and conditions of this Section 5.3 shall relate back prior to the date of this Agreement to the date of the Right of Access and Confidentiality Agreement.

(f)                                   In the event that Purchaser provides a Notice to Proceed to Seller in accordance with the provisions of Section 5.3(c) herein, Seller shall continue to afford Purchaser reasonable access to the Property and the Documents in accordance with, and subject to, the terms hereof.

Section 5.4                                   Sale “As Is”. THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT HAS BEEN NEGOTIATED BETWEEN SELLER AND PURCHASER. THIS AGREEMENT REFLECTS THE MUTUAL AGREEMENT OF SELLER AND PURCHASER, AND PURCHASER HAS THE RIGHT TO CONDUCT ITS OWN INDEPENDENT EXAMINATION OF THE PROPERTY. OTHER THAN THE MATTERS REPRESENTED AND/OR WARRANTED TO BY SELLER IN THIS AGREEMENT OR IN ANY CLOSING

DOCUMENT, BY WHICH ALL OF THE FOLLOWING PROVISIONS OF THIS SECTION 5.4 ARE LIMITED, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ANY OF SELLER’S AGENTS OR REPRESENTATIVES, AND PURCHASER HEREBY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE.

SELLER SPECIFICALLY DISCLAIMS, AND NEITHER SELLER NOR ANY OF SELLER’S AFFILIATES NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY OR ASSURANCE WHATSOEVER TO PURCHASER, AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EITHER EXPRESS OR IMPLIED, ARE MADE BY SELLER OR RELIED UPON BY PURCHASER, IN EACH CASE EXCEPT AS EXPRESSLY MADE BY SELLER IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT, WITH RESPECT TO THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF, INCLUDING BUT NOT LIMITED TO (a) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (c) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (d) ANY RIGHTS OF PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (e) ANY CLAIM BY PURCHASER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO THE IMPROVEMENTS OR THE PERSONAL PROPERTY, (f) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND (g) THE COMPLIANCE OR LACK THEREOF OF THE REAL PROPERTY OR THE IMPROVEMENTS WITH GOVERNMENTAL REGULATIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LAWS, NOW EXISTING OR HEREAFTER ENACTED OR PROMULGATED, IT BEING THE EXPRESS INTENTION OF SELLER AND PURCHASER THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT, THE PROPERTY WILL BE CONVEYED AND TRANSFERRED TO PURCHASER IN ITS PRESENT CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS,” WITH ALL FAULTS.  PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED PURCHASER OF REAL ESTATE, AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER’S CONSULTANTS IN PURCHASING THE PROPERTY.  PURCHASER HAS BEEN GIVEN A SUFFICIENT OPPORTUNITY HEREIN TO CONDUCT AND HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS, INVESTIGATIONS AND OTHER INDEPENDENT EXAMINATIONS OF THE PROPERTY AND RELATED MATTERS AS PURCHASER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND WILL RELY UPON SAME AND NOT UPON ANY STATEMENTS OF SELLER (EXCLUDING THE MATTERS REPRESENTED AND/OR WARRANTED TO BY SELLER IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT) NOR OF ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER. PURCHASER ACKNOWLEDGES THAT ALL INFORMATION OBTAINED BY PURCHASER WAS OBTAINED FROM A VARIETY OF SOURCES, AND SELLER WILL NOT BE DEEMED TO HAVE REPRESENTED OR WARRANTED, EXCEPT AS EXPRESSLY PROVIDED BY SELLER IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT, THE COMPLETENESS, TRUTH OR ACCURACY OF ANY OF THE DOCUMENTS OR OTHER SUCH INFORMATION HERETOFORE OR HEREAFTER FURNISHED TO PURCHASER.  UPON CLOSING, PURCHASER WILL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INSPECTIONS AND INVESTIGATIONS. PURCHASER ACKNOWLEDGES AND AGREES THAT, UPON CLOSING, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY CLOSING

DOCUMENT, SELLER WILL SELL AND CONVEY TO PURCHASER, AND PURCHASER WILL ACCEPT THE PROPERTY, “AS IS, WHERE IS,” WITH ALL FAULTS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN OR IN ANY CLOSING DOCUMENT. PURCHASER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE “AS IS, WHERE IS” NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY.  PURCHASER, WITH PURCHASER’S COUNSEL, HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT AND UNDERSTANDS THEIR SIGNIFICANCE AND AGREES THAT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN ARE AN INTEGRAL PART OF THIS AGREEMENT, AND THAT SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO PURCHASER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

PURCHASER AND PURCHASER’S AFFILIATES FURTHER COVENANT AND AGREE, EXCEPT AS EXPRESSLY PERMITTED AND LIMITED PURSUANT TO THIS AGREEMENT, NOT TO SUE SELLER AND SELLER’S AFFILIATES ON, AND RELEASE SELLER AND SELLER’S AFFILIATES OF AND FROM, AND WAIVE, ANY CLAIM OR CAUSE OF ACTION, INCLUDING, WITHOUT LIMITATION, ANY STRICT LIABILITY CLAIM OR CAUSE OF ACTION, THAT PURCHASER OR PURCHASER’S AFFILIATES MAY HAVE AGAINST SELLER OR SELLER’S AFFILIATES UNDER ANY ENVIRONMENTAL LAW, NOW EXISTING OR HEREAFTER ENACTED OR PROMULGATED, RELATING TO ENVIRONMENTAL MATTERS OR ENVIRONMENTAL CONDITIONS IN, ON, UNDER, ABOUT OR MIGRATING FROM OR ONTO THE REAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, OR BY VIRTUE OF ANY COMMON LAW RIGHT, NOW EXISTING OR HEREAFTER CREATED, RELATED TO ENVIRONMENTAL CONDITIONS OR ENVIRONMENTAL MATTERS IN, ON, UNDER, ABOUT OR MIGRATING FROM OR ONTO THE REAL PROPERTY. THE TERMS AND CONDITIONS OF THIS SECTION 5.4 WILL EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT OR THE CLOSING, AS THE CASE MAY BE, AND WILL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND ARE HEREBY DEEMED INCORPORATED INTO THE DEED AS FULLY AS IF SET FORTH AT LENGTH THEREIN.

ARTICLE VI

TITLE AND SURVEY MATTERS

Section 6.1                                   Survey.  Purchaser acknowledges receipt of the Existing Survey.  Any modification, update or recertification of the Existing Survey or any new survey shall be at Purchaser’s election and sole cost and expense.  Any new survey or update of the Existing Survey that Purchaser has elected to obtain is herein referred to as the “Updated Survey.”  Any new material matters disclosed on the Updated Survey (i.e., not disclosed on the Existing Survey) shall constitute a “Survey Objection” under this Agreement if Purchaser objects to same in writing on or before the Title Objection Date (as defined in Section 6.2(a) below), WITH TIME BEING OF THE ESSENCE.

Section 6.2                                   Title Commitment.  (a)       Purchaser acknowledges receipt of the Commonwealth Title Commitment. If Purchaser elects to use a title company other than Commonwealth

Land Title Insurance Company, prior to the Effective Date, Purchaser shall have ordered from the Title Company a title insurance commitment for an Owner’s Title Insurance Policy (the “Title Commitment”). If Purchaser elects to use Commonwealth Land Title Insurance Company as the Title Company, within two (2) Business Days after the Effective Date, Purchaser shall order from the Title Company an update to said Commonwealth Title Commitment.  Prior to the expiration of the Evaluation Period (the “Title Objection Date”), Purchaser shall notify Seller in writing of any (i) exceptions to title to the Real Property raised by the Title Company if Purchaser deems same unacceptable (“Title Objections”) and (ii) Survey Objections.  In the event Seller does not receive notice of any Title Objections or Survey Objections by the Title Objection Date, Purchaser will be deemed to have accepted the exceptions to title set forth in the Title Commitment, and such exceptions shall constitute “Permitted Exceptions”, and all matters shown on the Updated Survey.  TIME SHALL BE OF THE ESSENCE WITH RESPECT TO THE TITLE OBJECTION DATE.

(b)                                 By the date (the “New Objection Date”) which is five (5) Business Days after Purchaser’s counsel receives notice of any (i) new exception to title to the Real Property recorded in the land records or arising after the effective date of the Title Commitment or (ii) new material matter first disclosed in any update to the Updated Survey after the Title Objection Date, as the case may be, and prior to the Closing (or as promptly as possible prior to the Closing if such notice is received with less than five (5) Business Days prior to the Closing), Purchaser shall provide Seller with written notice of its objection to such new exception if Purchaser deems same unacceptable (“New Title Objection”). TIME SHALL BE OF THE ESSENCE WITH RESPECT TO THE NEW OBJECTION DATE.  In the event Seller does not receive the New Title Objection by the New Objection Date, Purchaser will be deemed to have accepted the applicable exceptions to title set forth on any applicable update to the Title Commitment as Permitted Exceptions.

(c)                                  All taxes, water rates or charges, sewer rents and assessments, plus interest and penalties thereon, which on the Closing Date are liens against the Real Property and which Seller is obligated to pay and discharge will be credited against the Purchase Price (subject to the provision for apportionment of taxes, water rates and sewer rents herein contained) and shall not be deemed a Title Objection.  If on the Closing Date there shall be security interests filed against the Real Property, such items shall not be Title Objections if (i) the personal property covered by such security interests are no longer in or on the Real Property; (ii) such personal property is the property of a Tenant, and Seller executes and delivers an affidavit to such effect; or (iii) the security interest was filed more than five (5) years prior to the Closing Date and was not renewed; and in addition, as a result thereof or otherwise, the Title Company omits such security interest as an exception from the Title Commitment.

(d)                                 If on the Closing Date the Real Property shall be affected by any lien which, pursuant to the provisions of this Agreement, is required to be discharged or satisfied by Seller, Seller shall not be required to discharge or satisfy the same of record provided the money necessary to satisfy the lien is retained by the Title Company at Closing to be applied to satisfy such lien at Closing, or Seller provides an indemnity from MCRLP in form and substance satisfactory to the Title Company, the Title Company omits the lien as an exception from the Title Commitment without additional premium or cost to Purchaser, and Purchaser’s lender does not object to such omission based on such indemnity and a credit is given to Purchaser for the recording charges for a satisfaction or discharge of such lien.

(e)                                  No franchise, transfer, inheritance, income, corporate or other tax open, levied or imposed against Seller or any former owner of the Real Property, that may be a lien against the Property on the Closing Date, shall be an objection to title if the Title Company insures against collection thereof from or out of the Real Property and/or the Improvements, and provided further that Seller deposits with the Title Company a sum reasonably sufficient to secure a release of the Real Property from the lien thereof or an indemnity agreement reasonably satisfactory to the Title Company, the Title Company omits the lien as an exception from the Title Commitment and Purchaser’s lender does not object to such omission based on such indemnity agreement. If any such tax issue is not resolved within sixty (60) days of after Closing, the Title Company shall, at Purchaser’s direction use any escrowed funds to satisfy such tax.  If a search of title discloses judgments, bankruptcies, or other returns against other persons having names the same as or similar to that of Seller, Seller will deliver to Purchaser and the Title Company an affidavit stating that such judgments, bankruptcies or other returns do not apply to Seller, and, so long as the Title Company omits the same as an exception from the Title Commitment without additional premium or cost to Purchaser, such search results shall not be deemed Title Objections.

Section 6.3                                   Title Defect.

(a)                                 In the event Seller receives notice of any Survey Objection or Title Objection within the time periods required under Sections 6.1 and 6.2 above (collectively and individually, a “Title Defect”), Seller may elect (but shall not be obligated) to attempt to remove, or cause to be removed at its expense, any such Title Defect, and shall provide Purchaser with notice, within seven (7) days after its receipt of any such objection, of its intention to attempt to cure any such Title Defect.  Failure to respond within such seven (7) day period shall be deemed an election by Seller to attempt to cure such objection.  If Seller elects or is deemed to have elected to attempt to cure any Title Defect, (i) the Closing shall not occur any earlier than five (5) Business Days after Seller has cured the Title Defect and given Purchaser notice thereof, and (ii) the Scheduled Closing Date, to the extent elected by Seller, shall be extended, for a period not to exceed fifteen (15) days, for the purpose of attempting such removal.  In the event that (A) Seller elects not to attempt to cure any such Title Defect, or (B) Seller is unable to cure any such Title Defect for any period elected by Seller but not to exceed fifteen (15) days from the Scheduled Closing Date, Seller shall so advise Purchaser, and Purchaser shall have the right to (1) waive such Title Defect and proceed to the Closing, or (2) amend this Agreement to remove the individual Property that Seller is unable to convey free and clear of Title Defects and reduce the Purchase Price by an amount equal to the Allocation for such Property. Purchaser shall make such election within ten (10) days of receipt of Seller’s notice.  Failure to so elect within such ten (10) day period shall be deemed an election under clause (2) above.  If Purchaser elects to proceed to the Closing, any Title Defects waived by Purchaser shall be deemed to constitute Permitted Exceptions.

(b)                                 Notwithstanding any provision of this Article VI to the contrary, Seller will be obligated to cure exceptions to title to the Property, regardless of notice from Purchaser, in the manner described above, (i) relating to liens and security interests securing any financings to Seller, (ii) any mechanic’s liens resulting from work at the Property commissioned by Seller, (iii) any other liens against the Property based on claims against Seller, or against any tenant unless such tenant is obligated under its lease to discharge such lien (by payment or filing a bond or otherwise as permitted by law), which may be cured by the payment of up to three-quarters of one percent (0.75%) of the Allocation for a particular Property, in the aggregate, with respect to all liens described in this clause (iii) which affect such Property; however up to, in the aggregate with respect to all liens described in this clause (iii), three-quarters of one percent (0.75%) of the Purchase Price, and (iv) any exceptions or encumbrances to title created by Seller or any Seller’s Affiliate after the Effective Date.  Purchaser shall have the right to apply any portion of the Purchase Price at Closing to satisfy, cure and discharge any of the liens, security interests and encumbrances that Seller is required to cure pursuant to this Section 6.3(b).  Notwithstanding anything to the contrary in this Agreement or the Other PSAs, the mandatory cure cap set forth as to all liens described in clause (iii) of this Section 6.3(b) (i.e., three-quarters of one percent (0.75%) of the Purchase Price) is an aggregate amount to be applied with respect to Seller under this Agreement and the seller under the Other PSAs and may be reached solely under this Agreement or either of the Other PSAs, or partially under this Agreement and the Other PSAs.

(c)                                  Purchaser shall accept title to the Real Property subject to any and all violations, provided that Seller shall, at or prior to Closing, pay any outstanding fines, penalties and interest thereon up to an aggregate amount of $750,000.00 which are in liquidated sums on the face of such violations.  In the event that there are such amounts outstanding in excess of $750,000.00 (the “Violation Penalty Excess”), Purchaser may, within three (3) Business Days after being notified or obtaining knowledge that such Violation Penalty Excess exists or, if sooner, before Closing, (i) waive such Violation Penalty Excess and proceed to the Closing, or (ii) amend this Agreement to remove the individual Property(ies) affected by such Violation Penalty Excess and reduce the Purchase Price by an amount equal to the Allocation for such Property(ies); provided, however, if Purchaser exercises the foregoing Property(ies) removal right, Seller may within three (3) Business Days thereafter or, if sooner, before Closing agree to also pay the Violation Penalty Excess in which case the Purchaser’s election to remove such Property(ies) shall be null and void, ab initio, and this Agreement shall continue in full force and effect with Seller obligated to also pay the Violation Penalty Excess.  Notwithstanding anything to the contrary in this Agreement or the Other PSAs, the $750,000.00 mandatory violation penalty payment cap set forth in this Section 6.3(c) is an aggregate amount to be applied with respect to Seller under this Agreement and the seller under the Other PSAs and may be reached solely under this Agreement or either of the Other PSAs, or partially under this Agreement and the Other PSAs.

ARTICLE VII

INTERIM OPERATING COVENANTS AND ESTOPPELS

Section 7.1                                   Interim Operating Covenants.  Seller makes the following covenants to Purchaser:

(a)                                 Operations.  From the Effective Date until Closing:

Seller will continue to operate, manage and maintain the Real Property and the Improvements in the ordinary course of Seller’s business and substantially in accordance with Seller’s present practice, subject to ordinary wear and tear and further subject to Article XI of this Agreement, and not postpone any regularly scheduled maintenance as a result of this transaction.  Seller shall comply in all material respects with its obligations, as landlord, under all Leases.  Seller shall not amend, renew, extend or terminate any existing Lease, or enter into any new Lease without Purchaser’s prior written consent, which consent may be given or denied in Purchaser’s sole discretion.  After January 25, 2019, Seller shall not initiate or settle any tax appeal for the tax year in which the Closing is scheduled to occur or tax years thereafter, without Purchaser’s prior written consent, which consent may be given or denied in Purchaser’s sole discretion.  Seller shall not have the right to prosecute or settle any tax appeals for tax years prior to the year in which the Closing occurs without Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller shall maintain in full force and effect all insurance policies currently in effect with respect to the Property.  Seller shall comply in all material respects with its obligations under all Ground Leases, Condominium Documents and Association Agreements.  Seller shall not amend, modify, renew, extend, terminate, or enter into any new agreements with respect to, any Ground Lease, Condominium Document or Association Document without Purchaser’s prior written consent, which consent may be given or denied in Purchaser’s sole discretion.

(b)                                 Compliance with Governmental Regulations. From the Effective Date until Closing, Seller will not knowingly take any, or refrain from taking, action that Seller knows would result in a failure to comply in all material respects with all Governmental Regulations applicable to the Property, it being understood and agreed that prior to Closing, Seller will have the right to contest any such Governmental Regulations in a manner that is not adverse to any Property.

(c)                                  Service Contracts. From the expiration of the Evaluation Period until Closing, Seller will not (i) enter into any Service Contract unless such Service Contract is on terms substantially the same as the Service Contract which it is replacing and is terminable on thirty (30) days’ notice without penalty or unless Purchaser consents thereto in writing, which approval will not be unreasonably withheld, delayed or conditioned or (ii) terminate any Service Contracts unless Purchaser consents thereto in writing, which approval will not be unreasonably withheld, delayed or conditioned.  On or before the expiration of the Evaluation Period, Purchaser shall notify Seller in writing of any Service Contracts which Purchaser wants to terminate on or after the Closing Date, to the extent the same can be terminated, WITH TIME BEING

OF THE ESSENCE WITH RESPECT TO SUCH NOTICE.  At Closing, Purchaser shall assume all Service Contracts. Seller shall deliver to Purchaser at Closing a termination letter from Purchaser with respect to any Service Contracts which Purchaser has so identified for termination on or after the Closing Date, to the extent the same can be terminated (collectively, the “Service Contracts Termination Notices”).  Any and all costs accruing on or after the Closing Date under any Service Contract, whether or not terminated by Purchaser on or after the Closing Date, shall be borne entirely by Purchaser.

(d)                                 Notices. To the extent received by Seller from the Effective Date until Closing, Seller shall promptly deliver to Purchaser copies of any written notice (i) from a Tenant, any ground lessor under a Ground Lease or any Association, or (ii) that alleges a violation of any Governmental Regulations.

(e)                                  No Advance Rent.  Seller has not sent invoices to or charged Tenants for and, without Purchaser’s prior written consent, will not (except if otherwise expressly provided in a Lease and subject to proper apportionment thereof in accordance with this Agreement) send invoices to or charge Tenants for so called fixed or base rent (for avoidance of doubt not to include any security deposits, additional rent, percentage rent or any other type of rent) more than one month in advance.  However, if any such fixed or base rent is nevertheless paid to Seller, such rent shall be subject to proper apportionment thereof in accordance with this Agreement.

(f)                                   Bill and Invoices.  Seller shall remain responsible after the Closing for all bills and invoices received by Seller for labor, goods and materials, services and utility charges contracted for by Seller for its own account with respect to the Property for which Seller is responsible relating to the period prior to Closing and otherwise subject to apportionment and/or Purchaser’s assumption thereof pursuant to the terms and conditions of this Agreement and/or the Closing documents executed by Purchaser.

(g)                                  No Alteration.  Subject to rights of tenants and landlord’s obligations under the applicable Lease, Seller shall not undertake or perform or allow to be undertaken or performed any construction, demolition, alteration or similar activities of or at the Real Property, except in connection with any repair and/or replacement work, which shall be performed by Seller as necessary in order to keep and maintain the Real Property in good order and repair.

(h)                                 No Transfers Encumbrances.  Between the Effective Date and Closing, Seller (i) shall not sell or otherwise transfer, or permit the sale or transfer of, the Property or any portion thereof and (ii) shall not subject the Property to, or consent to the Property becoming subject to, any liens, encumbrances, covenants, conditions, easements, rights of way, agreements or other similar matters.

Section 7.2                                   Tenant Estoppels.  It will be a condition to Purchaser’s obligation to close hereunder that Seller obtain a Tenant Estoppel from (i) Montefiore Medical Center (except for its separate lease of 7,300 square feet), (ii) Tierpoint New York LLC, and (ii) Tenants or, together with the sellers under the Other PSAs, “Tenants” under and as defined in the Other PSAs to the extent required to bring the aggregate rented square footage covered by Tenant Estoppels to no less than 75% (the “Required Percentage”) of the aggregate rented square footage of the Improvements under this Agreement and the Other PSAs, on a combined basis and deliver, together with the sellers under the Other PSAs, such Tenant Estoppels to Purchaser at least three (3) Business Days prior to Closing.  Notwithstanding anything to the contrary set forth above, in no event shall the square footage demised pursuant to a Lease or a “Lease” under and as defined in the Other PSAs, that is scheduled to expire prior to or within sixty (60) days after the Scheduled Closing Date, be included in calculating such rented square footage.

Seller has delivered by email to Purchaser’s counsel a draft Tenant Estoppel for each Major Tenant.  Purchaser has approved the drafts of Major Tenant Estoppels.  At a time selected by Seller but in any event no later than five (5) Business Days after Purchaser’s timely deposit with the Escrow Agent of the Additional Earnest Money Deposit pursuant to Section 4.1 above, Seller shall deliver a draft Major Tenant Estoppel to each respective Major Tenant for execution.  Seller may, but is not required to, deliver by email draft non-Major Tenant Estoppels to Purchaser’s counsel for review and comment.  At a time selected by Seller but in any event no later than five (5) Business Days after Purchaser’s timely deposit with the Escrow Agent of the Additional Earnest Money Deposit pursuant to Section 4.1 above, Seller shall deliver a draft Tenant Estoppel to each respective non-Major Tenant for execution.  Seller will use commercially reasonable efforts to obtain and deliver to Purchaser a Tenant Estoppel from all Tenants.  Furthermore, Seller shall be obligated to deliver to Purchaser any Tenant Estoppel in the form that Seller receives from a Tenant even if the Required Percentage has been achieved.  Seller shall not be in default of its obligations hereunder if any Major Tenant or Tenant fails to deliver a Tenant Estoppel, or delivers a Tenant Estoppel which is not in accordance with this Agreement.  Seller agrees to deliver by email (NOTING IN SUCH EMAIL THE DEEMED APPROVAL PROVISIONS OF THIS SECTION FOR PURCHASER’S FAILURE TO TIMELY RESPOND) to Purchaser (sent to Tim Jones - tjones@rmcdev.com, Sandy Spring - sspring@rmcdev.com, Jeremy Frank - jfrank@rmcdev.com, Christian Wallace - cwallace@rmcdev.com, Renee Fuller - rfuller@rmcdev.com, Richard J. Shea, Jr. — rshea@cbshealaw.com, Christopher R. Shea — cshea@cbshealaw.com, Lisa Neary — lneary@cbshealaw.com, and Alicia Davis - Alicia.Davis@cwt.com), each executed Tenant Estoppel within three (3) Business Days after Seller’s receipt of the same from the applicable Tenant.  If Purchaser fails to provide comments by email (sent to Brian Primost - bprimost@mack-cali.com, Lawrence Reiss - LReiss@mack-cali.com, Susan Epstein- SEpstein@mack-cali.com, and Miles Borden - mborden@seyfarth.com) to any such executed estoppel certificate within three (3) Business Days’ after Purchaser’s receipt thereof by an email containing the requisite deemed approval provisions described in the immediately preceding sentence, Purchaser shall be deemed to have approved and accepted such estoppel certificate, WITH TIME BEING OF THE ESSENCE WITH RESPECT TO PROVIDING ANY SUCH COMMENTS.  Notwithstanding anything to the contrary, Purchaser shall have no right to object to a Tenant Estoppel based on information disclosed by Seller or made available to Purchaser, or otherwise known by Purchaser, if (i) (x) prior to 6:00 p.m. on the Effective Date, Seller has disclosed to Purchaser in the Data Room materials which expressly and clearly confirm, or expressly and clearly support, any statement in such estoppel certificate, or (y) after 6:00 p.m. on the Effective Date, but prior to the expiration of the Evaluation Period, Seller has disclosed to Purchaser by email (sent to Tim Jones - TJones@rmcdev.com, and Richard Shea - RShea@cbshealaw.com) and by posting in the Data Room, materials that are described in such email as “DISCLOSURE MATERIALS” and which expressly and clearly confirm, or expressly and clearly support, any statement in such estoppel certificate; or (ii) Purchaser obtains actual knowledge prior to the expiration of the Evaluation Period, including, without limitation, as a result of Purchaser’s due diligence tests, investigations and inspections of the Property that expressly and clearly confirm, or expressly and clearly support, any such statement in such Tenant Estoppel.  Purchaser’s actual knowledge for all purposes of this Agreement shall be deemed to mean the actual knowledge (as opposed to constructive or imputed) of Timothy Jones and/or Jeremy M. Frank, without any independent investigation or inquiry whatsoever.

“Tenant Estoppel” means an estoppel certificate from a Tenant (i) substantially in the form annexed hereto as Exhibit H, or (ii) otherwise substantially in the form, or limited to the substance, prescribed by or attached to such Tenant’s Lease provided that such alternative estoppel certificate does not (1) reflect a continuing material default by landlord or a material default by Tenant under the applicable Lease (unless prior to the expiration of the Evaluation Period, Seller has disclosed or made available to Purchaser information regarding such default pursuant to the standards set forth above, or Purchaser otherwise has actual knowledge of such default, subject to and as provided in the penultimate sentence of the immediately preceding paragraph) or (2) contain a material adverse discrepancy, statement or information which is clearly inconsistent with the applicable Lease or contrary to the statements provided for in the form estoppel certificate.  A Tenant Estoppel may (I) contain substantiality, knowledge and other such qualifiers, (II) delete the updated certification paragraph and add the bracketed language set forth in the form Tenant Estoppel annexed hereto as Exhibit H or (III) contain non-substantial deviations from the requested estoppel certificate or the estoppel certificate prescribed by or attached to such tenant’s lease, and Purchaser acknowledges that none of the foregoing will allow Purchaser to claim that a Tenant Estoppel is unacceptable.  Tenant Estoppels shall be dated within sixty (60) days of Closing (unless the Scheduled

Closing Date has been adjourned for any reason (including a request by Purchaser for adjournment agreed to by Seller) by Purchaser).

In the event Seller is unable to obtain Tenant Estoppels to the extent required to be delivered as a condition to Closing pursuant to the first paragraph of this Section, Seller and/or Purchaser may, but are not obligated to, elect to extend the Scheduled Closing Date one (1) time for up to an additional thirty (30) days in order to satisfy such Tenant Estoppel condition to Closing, and if Purchaser so elects, it may deal directly with Tenants to obtain the Tenant Estoppels.  If Seller is unable to obtain a Tenant Estoppel from a Major Tenant, Purchaser shall have the option, to be exercised within two (2) Business Days prior to Closing, to amend this Agreement to remove the individual Property having the leasehold of such Major Tenant from this Agreement; however, as set forth above in this Section 7.2, Tenant Estoppels from Major Tenants (i) Montefiore Medical Center (except for its separate lease of 7,300 square feet) and (ii) Tierpoint New York LLC, are a condition to Purchaser’s obligation to close hereunder.  If Purchaser so elects to amend this Agreement, the Purchase Price shall be accordingly reduced by the Allocation for such individual Property, and the parties shall enter into an amendment to this Agreement confirming the removal of such individual Property and the applicable reduction of the Purchase Price.

Section 7.3                                   Ground Lessor Estoppel. It will be a condition to Purchaser’s obligation to close hereunder that Seller shall obtain from the ground lessor for each Ground Lease an estoppel certificate executed by the ground lessor (each a “Ground Lease Estoppel”), substantially in the form attached hereto as Exhibit H-1; provided, however, that the delivery by the ground lessor under the Ground Lease of an estoppel certificate limited to the form and substance required under the Ground Lease shall be deemed acceptable in lieu of the certificate in the form attached hereto as Exhibit H-1.  Ground Lease Estoppels shall be dated within thirty (30) days of Closing (unless the Scheduled Closing Date has been adjourned for any reason (including a request by Purchaser for adjournment agreed to by Seller) by Purchaser).  Seller shall not be in default of its obligations hereunder if the ground lessor fails to deliver an estoppel certificate, or delivers an estoppel certificate which is not in accordance with this Agreement.  However, if Seller is unable to obtain a Ground Lease Estoppel, Purchaser shall have the option, to be exercised within two (2) Business Days after receipt of notice of such inability to obtain such Ground Lease Estoppel, to amend this Agreement to remove the individual Property subject to the applicable Ground Lease from this Agreement and, if necessary, the Scheduled Closing Date shall be automatically extended to give Purchaser the full two (2) Business Day period to make such election.  If Purchaser so elects to amend this Agreement, the Purchase Price shall be accordingly reduced by the Allocation for such individual Property, and the parties shall enter into an amendment to this Agreement confirming the removal of such individual Property and the applicable reduction of the Purchase Price.

Section 7.4                                   SNDAs. (a)  It will be a condition to Purchaser’s obligation to close hereunder that Seller obtain an SNDA from each SNDA Tenant.  Purchaser has delivered by email to Seller a draft SNDA for each SNDA Tenant.  At a time selected by Seller but in any event no later than five (5) Business Days after Purchaser’s timely deposit with the Escrow Agent of the Additional Earnest Money Deposit pursuant to Section 4.1 above, Seller shall deliver a draft SNDA to each respective SNDA Tenant for execution.  Seller will use commercially reasonable efforts to obtain and deliver to Purchaser an SNDA from each SNDA Tenant.  Seller shall not be in default of its obligations hereunder if any SNDA Tenant fails to deliver an SNDA, or delivers an SNDA which is not in accordance with this Agreement.  Seller agrees to deliver by email (NOTING IN SUCH EMAIL THE DEEMED APPROVAL PROVISIONS OF THIS SECTION FOR PURCHASER’S FAILURE TO TIMELY RESPOND) to Purchaser (sent to Tim Jones - tjones@rmcdev.com, Sandy Spring - sspring@rmcdev.com, Jeremy Frank - jfrank@rmcdev.com, Christian Wallace - cwallace@rmcdev.com, Renee Fuller - rfuller@rmcdev.com, Richard J. Shea, Jr. — rshea@cbshealaw.com, Christopher R. Shea — cshea@cbshealaw.com, Lisa Neary — lneary@cbshealaw.com, and Alicia Davis - Alicia.Davis@cwt.com), each executed SNDA within three (3) Business Days after Seller’s receipt of the same from the applicable SNDA Tenant.  If Purchaser fails to provide comments by email (sent to Brian Primost - bprimost@mack-cali.com, Lawrence Reiss - LReiss@mack-cali.com, Susan Epstein- SEpstein@mack-cali.com, and Miles Borden -

mborden@seyfarth.com) to any such executed SNDA within three (3) Business Days’ after Purchaser’s receipt thereof by an email containing the requisite deemed approval provisions described in the immediately preceding sentence, Purchaser shall be deemed to have approved and accepted such SNDA, WITH TIME BEING OF THE ESSENCE WITH RESPECT TO PROVIDING ANY SUCH COMMENTS.

“SNDA” means a subordination, non-disturbance and attornment Agreement from an SNDA Tenant, (i) substantially in the form annexed hereto as Exhibit S, or (ii) otherwise substantially in the form, or limited to the substance, prescribed by or attached to such tenant’s lease.  An SNDA may (I) contain substantiality, knowledge and other such qualifiers, or (II) contain non-substantial deviations from or commercially reasonable comments to the requested SNDA or the SNDA prescribed by or attached to such tenant’s lease, and, subject to Purchaser’s lender’s acceptance of the SNDA (not to be unreasonably withheld, conditioned or delayed), Purchaser acknowledges that none of the foregoing will allow Purchaser to claim that an SNDA  is unacceptable.

In the event Seller is unable to obtain an SNDA to the extent required to be delivered as a condition to Closing pursuant to the first paragraph of this Section, Seller and/or Purchaser may, but are not obligated to, elect to extend the Scheduled Closing Date one (1) time for up to an additional thirty (30) days in order to satisfy such SNDA condition to Closing, and if Purchaser so elects, it may deal directly with SNDA Tenants to obtain the SNDAs.  If Seller is unable to obtain an SNDA from an SNDA Tenant, Purchaser shall have the option, to be exercised within two (2) Business Days prior to Closing, to amend this Agreement to remove the individual Property having the leasehold of such SNDA Tenant from this Agreement.  If Purchaser so elects to amend this Agreement, the Purchase Price shall be accordingly reduced by the Allocation for such individual Property, and the parties shall enter into an amendment to this Agreement confirming the removal of such individual Property and the applicable reduction of the Purchase Price.

(b)                                 If requested by an SNDA Tenant, and SNDA Tenant is entitled to the same under its Lease, Purchaser shall reimburse the reasonable costs and expenses of such SNDA Tenant in connection with the negotiation, execution and delivery of an SNDA, which shall be paid by Purchaser at Closing or the termination of this Agreement, or if requested by an SNDA Tenant thereafter and SNDA Tenant is entitled to the same under its Lease, within ten (10) days after demand, and which payment obligation shall be a Closing Surviving Obligation or a Termination Surviving Obligation.

Section 7.5                                   Rights of First Offer; and Built-In Gain.

(a)                                 Seller has informed Purchaser that the parties described on Schedule 7.5 (ROFO (RM) PARTY) attached hereto and made a part hereof (collectively, the “ROFO (RM) Party”) possess certain rights of first offer (the “ROFO (RM) Rights”) and other protections to prevent the recognition of gain (the “Tax Protection Rights”) pursuant to the Contribution and Exchange Agreement (RM), including, without limitation, Section 27 of the Contribution and Exchange Agreement (RM) and Sections 1.1.1 through 1.1.9 of that certain Second Amendment to Contribution and Exchange Agreement (RM), dated June 27, 2000 (the “Second Amendment (RM)”).

By signing this Agreement, subject to any ROFO (RM) Exception Condition, each ROFO (RM) Party hereby, now and hereafter, as of the Effective Date, (1) permanently waives and terminates any and all of its ROFO (RM) Rights under the Contribution and Exchange Agreement (RM),  (2) agrees that such ROFO (RM) Rights under the Contribution and Exchange Agreement (RM) are hereby terminated and of no further force and effect and (3) releases Seller, MCRC, MCRLP, Purchaser, HIG, any Permitted Assignee and their respective successors and assigns from any and all obligations and liabilities (including, without limitation, any tax liabilities or other liability or payment specified in the Contribution and Exchange Agreement (RM) or otherwise available by law or equity) with respect to or in connection with the ROFO (RM) Rights under the Contribution and Exchange Agreement (RM), except for obligations or liabilities with respect to Continuing Tax Protection Rights.  At Closing Seller shall deliver to Purchaser and to the Title Company an affidavit in the form attached hereto as Exhibit R (the “ROFO (RM) Affidavit”).

By signing this Agreement, subject to any ROFO (RM) Exception Condition and except for the Continuing Tax Protection Rights, each ROFO (RM) Party hereby, now and hereafter, as of the Effective Date, (1) permanently waives and terminates any and all of its Tax Protection Rights under the Contribution and Exchange Agreement (RM),  (2) agrees that such Tax Protection Rights under the Contribution and Exchange Agreement (RM) are hereby terminated and of no further force and effect and (3) releases Seller, MCRC, MCRLP and their respective successors and assigns from any and all obligations and liabilities (including, without limitation, any tax liabilities or other liability or payment specified in the Contribution and Exchange Agreement (RM) or otherwise available by law or equity) with respect to or in connection with the Tax Protection Rights under the Contribution and Exchange Agreement (RM).  For purposes hereof, the “Continuing Tax Protection Rights” are as follows:

(i)                                     notwithstanding anything herein to the contrary, those Limited Agreements of Indemnity executed by each ROFO (RM) Party (collectively, the “Indemnities”) shall, to the extent not terminated, continue in full force and effect after the Closing (subject to the terms and conditions of those Indemnities) and each ROFO (RM) Party shall continue to be entitled to all rights set forth in Section 1.1.6 of the Second Amendment relating to the ROFO (RM) Party’s right to execute guarantees or indemnities relating to debt of MCRC or MCRLP; and

(ii)                                  to the extent that Seller or any of its Affiliates undertakes any Section 1031 Exchange, Seller shall not enter into any Section 1031 Exchanges for any non-LKE Properties unless all LKE Properties are the subject of one or more Section 1031 Exchanges; provided that, none of Seller, MCRC, MCRLP, their respective Affiliates or their respective successors and assigns shall have any liability to any ROFO (RM) Party if (x) Seller or any of its Affiliates elect not to pursue any such Section 1031 Exchange with respect to one or more LKE Property(ies), (y) any such Section 1031 Exchange with respect to any LKE Property fails to occur (in whole or part) or is otherwise ineffective for any reason or (z) any ROFO (RM) Party recognizes any gain as a result of clauses (x) or (y) above, or from the sale of the Personal Property associated with any such LKE Property.  However, notwithstanding the foregoing, no ROFO (RM) Party is waiving any claim arising from any LKE Properties excluded from a Section 1031 Exchange in favor of any non-LKE Properties being included in a Section 1031 Exchange.

For avoidance of doubt, the waivers, terminations and releases in this Section 7.5(a) by each ROFO (RM) Party with respect to the ROFO (RM) Rights and the Tax Protection Rights under the Contribution and Exchange Agreement (RM) apply to any individual Propert(ies) that are removed from the terms of this Agreement pursuant to any provisions hereof, except if the Closing does not occur due to any ROFO (RM) Exception Condition and except for Continuing Tax Protection Rights.  The provisions of this Section 7.5(a) shall survive (i) the Closing, including a Closing as a result of Purchaser’s exercise of its specific performance rights pursuant to this Agreement or (ii) a termination of this Agreement; however, notwithstanding anything herein to the contrary, the provisions of this Section 7.5(a) shall be null and void ab initio, if the Closing does not occur due to any of the following reasons (each a, “ROFO (RM) Exception Condition”):

(1)                                 the termination of this Agreement due to a failure of a condition precedent to Purchaser’s obligation to close under (I) Section 9.1(a) - except due to a failure under Section 10.3(n), (o), (r) or (v), (II) Section 9.1(b) or (III) Section 9.1(c); or

(2)                                 the termination of this Agreement due to Purchaser’s failure to deliver a Notice to Proceed under Section 5.3(c); or

(3)                                 the exercise of Purchaser’s right to terminate this Agreement pursuant to Article XI in the case of a Total Damage Event.

(b)                                 Seller has informed Purchaser that certain parties, as set forth on Schedule 7.5 (ROFO (MACK) PARTY) attached hereto and made a part hereof (collectively, the “ROFO (Mack) Party”) are the only parties that possess rights of first offer to purchase a portion of the Property (the “ROFO (Mack) Rights”) pursuant to the Mack Contribution and Exchange Agreement. Seller has further informed Purchaser that notice of the transaction contemplated hereunder has been given to the ROFO (Mack) Party in accordance with the Mack Contribution and Exchange Agreement (the “ROFO (Mack) Notice”) and that the ROFO (Mack) Party had until December 15, 2018 to exercise the ROFO (Mack) Rights. Seller hereby informs Purchaser that each the of the parties comprising the ROFO (Mack) Party has either (i) provided a written waiver of such ROFO (Mack) Rights or (ii) failed to timely exercise its ROFO (Mack) Rights in accordance with the Mack Contribution and Exchange Agreement. At Closing Seller shall deliver to Purchaser and to the Title Company an affidavit in the form attached hereto as Exhibit Q (the “ROFO (Mack) Affidavit”).  The provisions of this Section 7.5(b) will survive the Closing.

(c)                                  By signing this Agreement, MCRLP and MCRC agree that the provisions of Section 26.4 of the Contribution and Exchange Agreement (RM), including, without limitation, those restricting the development of Competitive Uses (as defined therein), are hereby terminated and the RM Group (as defined therein) are hereby released from any and all obligations or liabilities with respect thereto, except if the Closing does not occur due to a failure of a Section 9.2 condition precedent to Seller’s obligation to close, or the exercise of Purchaser’s right to terminate this Agreement pursuant to Article XI in the case of a Total Damage Event, or the termination of this Agreement due to Purchaser’s failure to deliver a Notice to Proceed pursuant to Section 5.3(c).  The provisions of this Section 7.5(c) will survive the Closing or the termination of this Agreement.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.1                                   Seller’s Representations and Warranties. The following constitute representations and warranties of Seller, which representations and warranties shall be true as of the Effective Date.  Subject to the exceptions set forth on Schedule 8.1 attached hereto and made apart hereof, and to the limitations set forth in Section 8.3, Seller represents and warrants to Purchaser the following:

(a)                                 Status. Seller is a limited liability company, duly organized and validly existing under the laws of the State of New York.

(b)                                 Authority. The execution and delivery of this Agreement and all documents to be delivered by Seller at the Closing and the performance of Seller’s obligations hereunder and under such other documents, have been or will be duly authorized by all necessary actions on the part of Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller.

(c)                                  Non-Contravention.  The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or Authority, or conflict with, result in a breach of, or constitute a default under the organizational documents of Seller, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease, other material agreement or instrument to which Seller is a party or by which it is bound.

(d)                                 Suits and Proceedings.  There are no legal actions, suits or similar proceedings pending and served, or to Seller’s Knowledge, threatened in writing, against Seller or the Property which are not adequately covered by existing insurance.

(e)                                  Non-Foreign Entity.  Seller is not a “foreign person” or “foreign corporation” as those terms are defined in the Code and the regulations promulgated thereunder.

(f)                                   Tenants.  As of the date of this Agreement, the only tenants of the Real Property are tenants pursuant to the Leases set forth on the Lease Schedule annexed hereto and made a part hereof as Exhibit G.  The Documents made available to Purchaser pursuant to Section 5.2 hereof include true, correct and, in all material respects, complete copies of all of the Leases listed on Exhibit G.

(g)                                  Service Contracts.  The Documents made available to Purchaser pursuant to Section 5.2 hereof include true, correct and, in all material respects, complete copies of all Service Contracts listed on Exhibit F.

(h)                                 Leasing Commission Agreements. (i) The Leasing Commission Agreements are listed on Exhibit J, and there are no other Leasing Commission Agreements, and (ii) the Documents made available to Purchaser pursuant to Section 5.2 hereof include true, correct and, in all material respects, complete copies of the Leasing Commission Agreements

(i)                                     Ground Lease.  With respect to any Ground Lease:

(i)                                     The Ground Lease is in full force and effect and has not been modified, amended, assigned or extended;

(ii)                                  Seller has not received or given any written notice of Seller’s or ground lessor’s default thereunder that has not been cured;

(iii)                               To Seller’s Knowledge, there exists no default on the part of ground lessor under the Ground Lease;

(iv)                              There exists no default on the part of Seller under the Ground Lease, and Seller has not taken (or failed to take) any act which, with the giving of notice and/or the passing of time, would be a default under the Ground Lease;

(v)                                 Seller has made available to Purchaser true and complete copies of the Ground Lease, including all amendments, modifications and assignments thereof and ancillary documents referred to therein, which constitute the full and complete agreements between Seller and the ground lessor under the Ground Lease;

(vi)                              There are no delinquencies by Seller in any payments due and payable under the Ground Lease, and no base or fixed rent has been paid more than one (1) month in advance by Seller except as otherwise provided in the Ground Lease;

(vii)                           There are no pending proceedings or pending claims by Seller against ground lessor under the Ground Lease for offsets against rent, or for damages or other redress, and Seller has not delivered written notice to ground lessor that Seller is disputing the amount of any rental payments due pursuant to the Ground Lease, nor, to Seller’s Knowledge, do any such claims exist;

(viii)                        Except as provided in the Ground Lease, no renewal, extension, expansion, termination, conversion, rights of first or last offer, rights of first or last refusal, or other future possessory rights or options have been granted to ground lessor;

(ix)                              Neither ground lessor nor Seller has delivered written notice of its termination of the Ground Lease or of its intention to so terminate the Ground Lease or surrender any portion of the Property currently demised under the Ground Lease (except in connection with the transaction contemplated herein);

(x)                                 Except for any liens granted to any existing mortgagee, Seller has not given any assignment, pledge or encumbrance of its interest in the Ground Lease;

(xi)                              Seller is not currently performing any alterations, and has completed any prior Seller alterations, under the Ground Lease; for avoidance of doubt, such alterations do not include any ordinary course maintenance or compliance with laws work to be performed by Seller under the Ground Lease; and

(xii)                           No commissions are, or will be, payable to any brokers in respect of the Ground Lease from and after Closing pursuant to any agreement to which Seller is a party or, to Seller’s Knowledge, any other agreement in respect of the Ground Lease.

(j)                                    Condominium Documents; Maintenance Association Documents.  The Documents made available to Purchaser pursuant to Section 5.2 hereof include true, correct and, in all material respects, complete copies of all Condominium Documents and Association Documents.  With respect to the Condominium Documents and Association Documents:

(i)                                     To Seller’s Knowledge, the documents are in full force and effect and have not been modified, or amended;

(ii)                                  Seller has not received or given any written notice of any party’s default thereunder that has not been cured;

(iii)                               To Seller’s Knowledge, there exists no default on the part of any other party under such documents;

(iv)                              There exists no default on the part of Seller under such documents and Seller has not taken (or failed to take) any act which, with the giving of notice and/or the passing of time, would be a default under the such documents; and

(v)                                 To Seller’s Knowledge, there are no pending proceedings or pending claims by or against the Condominium or an Association.

(k)                                 Insurance.  Seller currently maintains all property, liability, rental income or business interruption and other insurance policies relating to the Property or the use or occupancy thereof by Seller or any of Seller’s affiliates, and is in compliance with such limits of coverage and deductible amounts as are required under any applicable leases or mortgages, and such current insurance policies are in full force and effect.

(l)                                     ERISA; Employees.  All employees at the Real Property are employees of Seller or Seller’s Affiliates.  There are no union contracts, collective bargaining agreements, pension, profit-sharing, bonus, employment contracts or other employee benefit plans, contracts or agreements relating to current or past employees of Seller or Seller’s Affiliates at the Real Property.  There is no pending or to Seller’s Knowledge, threatened attempt to organize a labor union covering employees at the Real Property.  There are not and have not been any pending or, to Seller’s Knowledge, threatened employment strikes, work stoppages, work slowdown, picketing, lockout or other material labor dispute involving the Real Property for the period Seller has owned the Real Property.  (i) Seller has not received written notice or, to Seller’s Knowledge, oral notice of any actual or alleged violations of any applicable labor and employment laws, including any applicable laws respecting labor relations, employment discrimination, disability rights or benefits, occupational health and safety, worker’s compensation, affirmative action, unemployment compensation, leaves of absence, plant closures, mass layoffs, immigration and wages and hours and (ii) there are no charges, complaints or lawsuits pending or, to Seller’s Knowledge, threatened against Seller regarding employment matters at the Real Property, and there are no Governmental Authority audits, examinations or investigations pending or threatened in writing against Seller regarding employment matters at the Real Property.  With respect to the Real Property, Seller is not required to contribute to a “multiemployer plan” as defined under ERISA in connection with the operation of the Real Property.

(m)                             Notices from Governmental Authorities.  To Seller’s Knowledge, Seller has not received from any governmental authority written notice of any material violation of any laws applicable (or alleged to be applicable) to the Property, or any part thereof, that has not been corrected, except as may be reflected by the Documents.

(n)                                       Consents.  No consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by Seller or the performance by Seller of the transactions contemplated hereby.

(o)                                       Anti-Terrorism.  Neither Seller, nor any officer, director, shareholder, partner, investor or member of Seller is named by any Executive Order of the United States Treasury Department as a terrorist, a “Specially Designated National and Blocked Person,” or any other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control (collectively, an “Identified Terrorist”).  Seller is not engaging in this transaction on the behalf of, either directly or indirectly, any Identified Terrorist.

(p)                                       Insolvency.  Seller is not subject to any pending voluntary or involuntary proceedings under any federal, state or local insolvency laws. There is no action or proceeding pending or, to Seller’s Knowledge, threatened in writing against Seller or relating to the Property, which challenges or impairs Seller’s ability to execute or perform its obligations under this Agreement or against or with respect to the Property.  Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, or (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets.

(q)                                       Conflicting Rights.  No rights of first offer, rights of first refusal, purchase options or other preemptive rights regarding the acquisition of the Property or any portion thereof or any direct or indirect ownership interest therein exist under the organizational documents of Seller or any direct or indirect owner of Seller or under any agreement by which Seller, the Property, any portion thereof or any direct or indirect owner of Seller is or may be bound or affected including, without limitation, (i) subject to Section 7.5(a), under the Contribution and Exchange Agreement (RM) and (ii) the Mack Contribution and Exchange Agreement.  The ROFO (RM) Rights and the ROFO (Mack) Rights do not run with the land and will not be binding on the Purchaser after the Closing.

(r)                                          Leases; and AR Aging Report.  With respect to each Lease:  (i) to Seller’s Knowledge, each Lease is in full force and effect, and no material uncured breach or default exists on the part of the landlord or Tenant thereunder; (ii) the Tenant under each Lease has accepted possession of its leased premises in their present condition; (iii) to Seller’s Knowledge, the landlord under each of the Leases has no unfulfilled material obligation to construct, install, or repair any improvements or facilities for the Tenant under any of the Leases; (iv) except as expressly required under a Lease, no fixed or base rent (for avoidance of doubt not to include any security deposits, additional rent, percentage rent or any other type of rent) called for under any of the Leases has been paid more than one month in advance of its due date; (v) to Seller’s Knowledge, no Tenant is asserting any material claim of offset or other material defense in respect of its or the landlord’s obligations under its Lease; and (vi) to Seller’s Knowledge, no Tenant is entitled to any material concession, rebate, allowance, or period of occupancy free of rent except as set forth in its Lease.  The Accounts Receivable Aging Report attached hereto as Schedule 8.1(r) with respect to Lease rental payments is true, correct and complete as of the “run date” of such report.  To the extent Purchaser approves, or is deemed to have approved pursuant to Section 7.2, any Tenant Estoppel which contains facts inconsistent with the foregoing, this Section shall be deemed to be modified to the extent necessary to comply with the terms of such Tenant Estoppel.

(s)                                         Environmental Condition.  To Seller’s Knowledge, neither the Real Property nor the Improvements are currently the site of any activity that would violate, in any material respect, any past or present environmental law or regulation of any governmental body or agency having jurisdiction.

(t)                                          Tax Proceedings.  To Seller’s Knowledge, there are no pending tax reduction or tax certiorari proceedings pending with respect to the Real Property and Improvements.

(u)                                       Condemnation, Zoning.  Seller has received no written notice of and to Seller’s Knowledge there are no, (i) pending or contemplated annexation or condemnation proceedings, or private purchase in lieu thereof, affecting or which would affect the Real Property, or any part thereof, (ii) proposed or pending proceeding to change or redefine the zoning classification of all or any part of the Real Property, (iii) proposed or pending special assessments which might affect the Real Property or any portion thereof, and (iv) no proposed change(s) in any road patterns or grades with respect to the roads providing a means of ingress and egress to the Real Property.  Seller agrees to furnish Purchaser with a copy of any such notice promptly after receipt thereof.

(v)                                       Recorded Documents.  Seller has not received any written notice of any claim of a monetary breach or other material breach (including, but not limited to, a breach that would or could exist with the provision of notice and/or the passage of time) by Seller with respect to any covenant, restriction or other document of record to which Seller is a party or by which Seller is bound.

(w)                                     No Disputes.  There is no pending or, to Seller’s Knowledge, threatened judicial, municipal or administrative proceedings or investigation, or labor or other disputes affecting the Property, the operation of the Property, or in which Seller is, will or may be a party by reason of Seller’s ownership of the Property or any portion thereof, or which would affect the sale of the Property in accordance with the terms hereof.

(x)                                       Documents Provided.  Although Seller is not making any representation or warranty as to the truth or accuracy of any Documents, to Seller’s Knowledge, true, correct and, in all material respects, complete copies of the Documents have been provided or made available to Purchaser.

(y)                                       Seller’s Knowledge.  Seller represents that Dean Cingolani, and, as to Lease and leasing representations, Jeff Warner are individuals affiliated with Seller and by reason of their position, have knowledge concerning the knowledge representations and warranties by Seller made in this Agreement.  “Seller’s Knowledge” means the present actual (as opposed to constructive or imputed) knowledge solely of Dean Cingolani, Senior Vice President of Property Management of MCRC, the general partner of the Seller’s property manager, MCRLP, and, as to Lease and leasing representations, Jeff Warner, Senior Vice President of Leasing of MCRC, without any independent investigation or inquiry whatsoever.

Section 8.2                                   Purchaser’s Representations and Warranties.  Subject to the limitations set forth in Section 8.3, Purchaser represents and warrants to Seller the following:

(a)                                 Status. Purchaser is a duly organized and validly existing limited liability company under the laws of the State of Delaware.

(b)                                 Authority. The execution and delivery of this Agreement and all the documents to be delivered by Purchaser at the Closing and the performance of Purchaser’s obligations hereunder and under such other documents, have been or will be duly authorized by all necessary actions on the part of Purchaser, and this Agreement constitutes, and such other documents will at Closing constitute, the legal, valid and binding obligation of Purchaser.

(c)                                  Non-Contravention.  The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or Authority or conflict with, result in a breach of or constitute a default under the organizational documents of Purchaser, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which Purchaser is a party or by which it is bound.

(d)                                 Consents. Except for any consents binding on, or applicable to, Seller or any Property, no consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by Purchaser or the performance by Purchaser of the transactions contemplated hereby.

(e)                                  Anti-Terrorism.  Neither Purchaser, nor any officer, director, shareholder, partner, investor or member of Purchaser is named by any Executive Order of the United States Treasury Department as an Identified Terrorist.  Purchaser is not engaging in this transaction on the behalf of, either directly or indirectly, any Identified Terrorist.

Section 8.3                                   Survival of Representations and Warranties. The representations and warranties (but not covenants) of Seller and Purchaser set forth in Article VIII, and/or the documents delivered by Seller and/or Purchaser at Closing, will survive the Closing for a period of nine (9) months, after which time they will merge into the Deed. Neither Seller nor Purchaser will have any right to bring any action against the other party as a result of any untruth or inaccuracy of such representations or warranties, unless and until the aggregate amount of all liability and losses arising out of all such untruths or inaccuracies, exceeds Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), however, once such threshold has been satisfied Seller and Purchaser, as applicable, may bring such action with respect to the first dollar of such liability or losses (i.e, the $750,000.00 is a threshold and not a deductible). In addition, in no event will Seller’s or Purchaser’s liability for all such untruths or inaccuracies exceed, in the aggregate, the sum of Ten Million and 00/100 Dollars ($10,000,000.00). Seller shall have no liability following Closing with respect to any of such representations or warranties, if (i) (x) prior to 6:00 p.m. on the Effective Date, Seller has disclosed to Purchaser in the Data Room materials expressly and clearly confirm, or expressly and clearly contradict, or are expressly and clearly in conflict with, any such representation or warranty of Seller, or (y) after 6:00 p.m. on the Effective Date, but prior to the expiration of the Evaluation Period, Seller has disclosed to Purchaser by email (sent to Tim Jones - TJones@rmcdev.com, and Richard Shea - RShea@cbshealaw.com) and by posting in the Data Room, materials that are described in such email as “DISCLOSURE MATERIALS” and which expressly and clearly confirm, or expressly and clearly contradict, or are expressly and clearly in conflict with, any such representation or warranty of Seller; or (ii) Purchaser obtains actual knowledge prior to the expiration of the Evaluation Period, including, without limitation, as a result of Purchaser’s due diligence tests, investigations and inspections of the Property that expressly and clearly contradicts, or is expressly and clearly in conflict with, any of such Seller’s representations or warranties, or (iii) prior to 6:00 p.m., Eastern Time on the date that is two (2) Business Days prior to Closing, Seller provides notice to Purchaser that any such representation or warranty is not true and correct, and in each case, Purchaser nevertheless consummates the transaction contemplated by this Agreement. Purchaser’s actual knowledge for all purposes of this Agreement shall be deemed to mean the actual knowledge (as opposed to constructive or imputed) of Timothy Jones and/or Jeremy M. Frank, without any independent investigation or inquiry whatsoever.  The Closing Surviving Obligations and the Termination Surviving Obligations will survive Closing without limitation unless a specified period is otherwise provided in this Agreement. All other representations, warranties, covenants and agreements made or undertaken by Seller under this Agreement, unless otherwise specifically provided herein, will not survive the Closing but will be merged into the Deed and other Closing documents delivered at the Closing. Notwithstanding anything herein to the contrary, the foregoing survival and liability limitations shall not be applicable with respect to (a) any breach or default by a party, with respect to which the aggrieved party shall have its applicable rights and remedies set forth in Article XIII; (b) Seller’s liability for breach of Section 8.1(q); and (c) Seller’s liability for breach of the Seller’s estoppel delivered pursuant to Section 10.3(y).

Notwithstanding anything to the contrary in this Agreement or the Other PSAs, as to the seller and the purchaser under this Agreement or the Other PSAs, respectively, the $750,000.00 floor and $10,000,000.00 cap set forth in the paragraph immediately above and the $750,000.00 floor and $10,000,00.00 cap set forth in the Other PSAs are aggregate amounts to be applied to this Agreement and the Other PSAs and may be reached solely under this Agreement or either of the Other PSAs, or partially under this Agreement and the Other PSAs, so that the aggregate floor under this Agreement and the Other PSAs is $750,000.00 and the aggregate cap under this Agreement and the Other PSAs is $10,000,000.00.

ARTICLE IX

CONDITIONS PRECEDENT TO CLOSING

Section 9.1                                   Conditions Precedent to Obligation of Purchaser.  The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which (except as provided below) may be waived by Purchaser, in its sole discretion, in writing or by proceeding to Closing:

(a)                                 Seller shall have delivered to Escrow Agent, Purchaser or Purchaser’s counsel, as mutually agreed to prior to Closing by Seller’s and Purchaser’s counsel, all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 10.3.

(b)                                 All of the representations and warranties of Seller contained (i) in this Agreement (other than Section 7.5(b) and subsections (i), (ii), (v), (viii), (ix) and (x) of Section 8.1(i)) shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the date of Closing, (ii) in Section 7.5(b) and subsections (i), (ii), (v), (viii), (ix) and (x) of Section 8.1(i) shall have been true and correct in all respects when made and shall be true and correct in all respects as of the date of Closing, with appropriate modifications permitted under this Agreement, it being understood and agreed that, subject to the obligations of Seller under Sections 7.1 above and 10.3(k) below, and the provisions of Article XI below and Article XIII below, after the expiration of the Evaluation Period, Purchaser shall assume the risk of any adverse changes at the Property, including but not limited to tenant defaults, the commencement of eviction actions in accordance with this Agreement, the receipt of violation notices, and the termination of Service Contracts in accordance with this Agreement.

(c)                                  Seller shall have performed and observed, in all material respects, all material covenants and agreements of this Agreement to be performed and observed by Seller as of the Closing Date.

(d)                                 Intentionally Omitted.

(e)                                  As of the Closing there shall not be any of the following by or against or with respect to Seller: (i) a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (ii) the appointment of a trustee or receiver of any property interest; or (iii) an assignment for the benefit of creditors.

(f)                                   The closing of the transactions contemplated under the Other PSAs must occur simultaneously with the Closing on the Closing Date. Notwithstanding anything to the contrary contained in this Agreement, this condition precedent cannot be waived unilaterally by Purchaser.

(g)                                  The lead Title Company (or Commonwealth Land Title Insurance Company, if Purchaser’s lead title company is not willing to do so), shall have irrevocably committed to issue a Title Policy with respect to the Real Property to Purchaser subject only to the Permitted Exceptions applicable thereto and, to the extent permitted under applicable law and regulations, containing affirmative coverage over the ROFO (RM) Rights, the ROFO (Mack) Rights and any other right of first offer, right of first refusal, purchase option or any other potential right with request to the Property, any portion thereof or any direct or indirect interest therein under, or with respect to, the Contribution and Exchange Agreement (RM) and/or the Mack Contribution and Exchange Agreement; provided, however, that the issuance of the Title Policy pursuant to this Section 9.1(g) shall not be a condition to Closing if Purchaser has failed to wire the premiums therefor to Escrow Agent on the Closing Date or Purchaser has failed as of Closing to satisfy all material conditions and requirements applicable to Purchaser that are imposed by the Title Company as a condition to the issuance of each such Title Policy.

(h)                                 Any other condition precedent to Purchaser’s obligation to close the transactions set forth in this Agreement that is expressly set forth in this Agreement.

(i)                                     This Agreement has not been terminated in accordance with its express terms and conditions.  Notwithstanding anything to the contrary contained in this Agreement, this condition precedent cannot be waived unilaterally by Purchaser.

Section 9.2                                   Conditions Precedent to Obligation of Seller.  The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date (or as otherwise provided) of all of the following conditions, any or all of which (except as provided below) may be waived in writing by Seller in its sole discretion:

(a)                                 Escrow Agent shall have received the Purchase Price as adjusted pursuant to, and payable in the manner provided for, in this Agreement and has been irrevocably authorized by Purchaser and is committed to deliver the same to Seller.

(b)                                 Purchaser shall have delivered to Escrow Agent, Seller or Seller’s counsel, as mutually agreed to prior to Closing by Seller’s and Purchaser’s counsel, all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 10.2.

(c)                                  All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement or not materially adverse to Seller).

(d)                                 Purchaser shall have performed and observed, in all material respects, all material covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

(e)                                  The closing of the transactions contemplated under the Other PSAs must occur simultaneously with the Closing on the Closing Date. Notwithstanding anything to the contrary contained in this Agreement, this condition precedent cannot be waived unilaterally by Seller.

(f)                                   This Agreement has not been terminated in accordance with its express terms and conditions.  Notwithstanding anything to the contrary contained in this Agreement, this condition precedent cannot be waived unilaterally by Seller.

(g)                                  Purchaser shall have delivered to Seller, on or before March 8, 2019, a notice setting forth the names of those persons currently employed at the Real Property by Seller (or its affiliated property manager) to whom Purchaser, one of Purchaser’s Affiliates, or a third party property manager being retained by Purchaser will make an offer of employment and the compensation offered (the “Employee Notice”); and if Purchaser intends to make no such offers, the Purchaser shall so state in the Employee Notice.  Purchaser will make, or cause one of Purchaser’s Affiliates, or a third party property manager being retained by Purchaser to make, such offers of employment and employ any such employees accepting such offer as of the Closing Date.  For avoidance of doubt, any such employees will be new “at will” employees of Purchaser or Purchaser’s Affiliate(s) and neither Purchaser nor any Purchaser Affiliate will assume any accrued liabilities or other obligations of Seller or any Seller affiliate to any such employee.  Seller will defend, indemnify and hold harmless Purchaser and Purchaser’s Affiliates from and against any such claims by any such employees.

ARTICLE X

CLOSING

Section 10.1                            Closing. The consummation of the transaction contemplated by this Agreement shall take place on March 22, 2019 or such other date mutually agreed to by Seller and Purchaser (as such date may be extended pursuant to the terms and conditions of this Agreement, the “Scheduled Closing Date”), through an escrow closing at the offices of the Escrow Agent.  At Closing, the events set forth in this Article X will occur, it being understood that the performance or tender of performance of all matters set forth in this Article X are mutually concurrent conditions which may be waived in writing by the party for whose benefit they are intended.

Section 10.2                            Purchaser’s Closing Obligations. On the Closing Date, Purchaser, at its sole cost and expense, will deliver to Escrow Agent the following items (which shall be delivered by Escrow Agent to Seller upon Closing); provided that Seller’s and Purchaser’s respective counsel may mutually agree on the delivery of certain such items directly to Seller or Seller’s counsel:

(a)                                 The Purchase Price, after all adjustments, credits and prorations are made as herein provided, by Federal Reserve wire transfer of immediately available funds, in accordance with the timing and other requirements of Section 3.2;

(b)                                 A counterpart original of the Assignment of Lease Obligations, duly executed by Purchaser;

(c)                                  A counterpart original of the Assignment of Service Contracts, duly executed by Purchaser;

(d)                                 A counterpart original of the Ground Lease Assignment, duly executed and acknowledged by Purchaser;

(e)                                  A counterpart original of the Assignment of Maintenance Declaration, duly executed by Purchaser;

(f)                                   Evidence reasonably satisfactory to Seller and the Title Company that the person executing the Assignment of Lease Obligations, the Assignment of Service Contracts, the Ground Lease Assignment, the Assignment of Maintenance Declaration and the Tenant Notice Letters on behalf of Purchaser has full right, power and authority to do so;

(g)                                  Form of written notice executed by Purchaser and to be addressed and delivered to the Tenants by Purchaser in accordance with Section 10.6 herein, acknowledging (i) the sale of the Property to Purchaser, (ii) that Purchaser has received and that Purchaser is responsible for the Security Deposit (specifying the exact amount of the Security Deposit) assigned or credited to Purchaser pursuant to this Agreement, or noting that a letter of credit Security Deposit is not transferrable and demanding replacement thereof and (iii) directing all future rent and other sums to be paid to Purchaser or whomever Purchaser shall designate (the “Tenant Notice Letters”); provided that, pursuant to Section 10.4(a)(ii), if any Letter of Credit Security Deposit is not transferrable, the applicable Tenant Notice Letter shall demand such Tenant to deposit with Purchaser a replacement cash or letter of credit security deposit;

(h)                                 Form of written termination, executed by Purchaser and to be addressed and delivered by Purchaser in accordance with Section 10.6 herein to the service providers under Service Contracts which Purchaser has identified to be terminated pursuant to Section 5.3(d) (the “Service Contract Termination Notices”);

(i)                                     A counterpart of the Closing Statement, duly executed by Purchaser;

(j)                                    A certificate, dated as of the date of Closing, stating that the representations and warranties of Purchaser contained in Section 8.2 are true and correct in all material respects as of the Closing Date (with appropriate modification permitted under this Agreement or not materially adverse to Seller);

(k)                                 Such executed transfer tax forms and such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement including, but not limited to form TP-584 and RP-5217 and, as applicable, the City of Yonkers transfer tax form;

(l)                                     Intentionally Omitted; and

(m)                             Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Purchaser or result in any new or additional obligation, covenant, representation or warranty of Purchaser under this Agreement beyond those expressly set forth in this Agreement).

Section 10.3                            Seller’s Closing Obligations.  On the Closing Date, Seller, at its sole cost and expense, will deliver to Escrow Agent the following documents on a per Property or Properties basis as designated by Purchaser (which shall be delivered by Escrow Agent to Purchaser upon Closing); provided that Seller’s and Purchaser’s respective counsel may mutually agree on the delivery of certain such items directly to Purchaser or Purchaser’s counsel:

(a)                                 A bargain and sale deed without covenant against the grantor’s acts in the form attached hereto as Exhibit L (the “Deed”), duly executed and acknowledged by Seller, conveying to Purchaser each Fee Property and the Improvements located thereon, subject only to the Permitted Exceptions applicable thereto;

(b)                                 A blanket assignment and bill of sale in the form attached hereto as Exhibit D (the “Bill of Sale”), duly executed by Seller, assigning and conveying to Purchaser title to the Personal Property;

(c)                                  A counterpart original of an assignment and assumption of Seller’s interest, as lessor, in the Leases, Security Deposits and Leasing Commission Agreements in the form attached hereto as Exhibit C (the “Assignment of Lease Obligations”), duly executed by Seller, conveying and assigning to Purchaser all of Seller’s right, title and interest, as lessor, in and to the Leases, Security Deposits and Leasing Commission Agreements;

(d)                                 A counterpart original of an assignment and assumption of all of Seller’s right, title and interest in and to the Service Contracts, but only to the extent that same are assignable, and, to the extent assignable,  the Licenses and Permits in the form attached hereto as Exhibit B (the “Assignment of Service Contracts”), duly executed by Seller, conveying and assigning to Purchaser all of Seller’s right, title, and interest, if any, in and to the assignable Service Contracts and Licenses and Permits; provided, however, if any such assignment is subject to the re-issuance by the vendor of a replacement contract or warranty in favor of Purchaser, or confirmation that the vendor is recognizing or approving such assignment, then Seller shall be permitted to deliver such reissued contract or warranty or such confirmation after Closing in order that the contract or warranty may continue to run in favor of Seller until Closing;

(e)                                  A counterpart original of an assignment and assumption of the lessee’s interest in and to the Ground Lease, in recordable form and in form attached hereto as Exhibit  E  (the “Ground Lease Assignment”), duly executed and acknowledged by Seller, subject only to the Permitted Exceptions applicable thereto;

(f)                                   A counterpart original of an assignment and assumption of all of the Seller’s rights, obligations and duties under the South-West Maintenance Declaration, the Mid- West Maintenance Declaration and the Talleyrand Maintenance Declaration, as the case may be, in the form attached hereto as Exhibit K (the “Assignment of Maintenance Declaration”);

(g)                                  The Tenant Notice Letters, duly executed by Seller;

(h)                                 The Service Contract Termination Notices, duly executed by Seller;

(i)                                     Evidence reasonably satisfactory to Purchaser and Title Company that the person executing the documents delivered by Seller pursuant to this Section 10.3 on behalf of Seller has full right, power, and authority to do so;

(j)                                    A certificate in the form attached hereto as Exhibit I (“Certificate as to Foreign Status”) certifying that Seller is not a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended;

(k)                                 A certificate, dated as of the date of Closing (the “Bring-Down Certificate”), stating that the representations and warranties of Seller contained in (i) this Agreement (other than Section 7.5(b) and subsections (i), (ii), (v), (viii), (ix) and (x) of Section 8.1(i)) are true and correct in all material respects as of the Closing Date (with appropriate modifications to reflect any changes therein permitted by this Agreement) and (ii) Section 7.5(b) and subsections (i), (ii), (v), (viii), (ix) and (x) of Section 8.1(i) are true and correct in all respects as of the Closing Date (with appropriate modifications to reflect any changes therein permitted by this Agreement), or identifying any representation or warranty which no longer is true and correct and explaining the state of facts giving rise to the change.  In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder, if any representation or warranty is no longer true and correct in all material respects (or, if applicable, in all respects), except such change with respect to Seller’s representations and warranties pursuant to Sections 8.1(a), (b), (c), (e), (n), (o) and (q), unless such change results (x) from or causes a breach of an independent express obligation or covenant of Seller under this Agreement or (y) from a material breach of any representation or warranty of Seller when made pursuant to this Agreement, in which event the provisions of Section 13.1 below shall apply. If such change does not (1) constitute or cause a breach of an independent express obligation or covenant of Seller under this Agreement, or (2) result from a breach of any representation or warranty of Seller when made by Seller pursuant to this Agreement, then, solely with respect to the post-Closing obligations and liabilities of Seller under this Agreement, Seller’s representations and warranties set forth in this Agreement shall be deemed to have been modified as of Closing by all statements made in the Bring-Down Certificate;

(l)                                     The Lease Schedule, updated to show any changes, dated as of no more than five (5) Business Days prior to the Closing Date and an accounts receivable report with respect to the Property, dated no earlier than five (5) Business Days prior to Closing;

(m)                             Such executed transfer tax forms and such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement including, but not limited to form TP-584 and RP-5217 and, as applicable, the City of Yonkers transfer tax form;

(n)                                 the Common Charge Letter, and, to the extent in Seller’s or its affiliates’ possession or control, the books, records and bank accounts for the Condominium;

(o)                                 the Association Estoppel Certificate and to the extent in Seller’s or its affiliates’ possession or control, the books, records and bank accounts for the applicable Association;

(p)                                 A written resignation, effective as of Closing, of any members and/or officers of the Condominium Board or the board of any Maintenance Association, affiliated with Seller or any Seller Affiliate, if any;

(q)                                 An Owner’s affidavit with respect to all the Real Property for the benefit of the Title Company, substantially in the form attached hereto as Exhibit M;

(r)                                    the Tenant Estoppels as required as a condition to close pursuant to Section 7.2, the Ground Lessor Estoppel required as a condition to close by Section 7.3 and the SNDA’s as required as a condition to close by Section 7.4.

(s)                                   The ROFO (Mack) Affidavit, duly executed by Seller;

(t)                                    Evidence of the termination of (x) Seller’s existing property management agreements for the Properties and (ii) any other agreement with respect to any Property entered into with any Seller’s Affiliate, including, without limitation, any construction, leasing, development or other similar agreements;

(u)                                 A counterpart of the Closing Statement, duly executed by Seller;

(v)                                 Certificates of title for all Motor Vehicles executed by Seller to convey title to Purchaser; provided that notwithstanding anything to the contrary in this Agreement the delivery of such certificates shall not be a condition precedent to Closing, and if not completed at Closing, such conveyances shall be completed within ten (10) Business Days after Closing;

(w)                               Certified copies issued by the New York Department of State of the name change and entity conversion certificates for Seller, as described in the introduction of this Agreement;

(x)                                 The ROFO (RM) Affidavit, duly executed by Seller;

(y)                                 A Seller estoppel, in the commercially reasonable form to be agreed to by Seller and Purchaser prior to expiration of the Evaluation Period, pursuant to which Seller certifies that it is not in default of its obligations under (i) the Talleyrand Maintenance Association Documents, (ii) that certain Easement Agreement, dated August 10, 2014, with respect to the 240 White Plains Road Real Property; and (iii) that certain Shared Parking Easement Agreement, dated July 28, 2014, with respect to the 1 Executive Boulevard and 3 Executive Boulevard Real Properties pursuant to Section 10.6(b) of that agreement.  Notwithstanding the foregoing, and in lieu of such Seller estoppel, and not as a condition to Closing, Seller shall use commercially reasonable efforts to obtain such an estoppel from the requisite counterparties to such documents and easements; and

(z)                                  Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement (provided, however, no such additional document shall expand any obligation, covenant, representation or warranty of Seller or result in any new or additional obligation, covenant, representation or warranty of Seller under this Agreement beyond those expressly set forth in this Agreement).

Immediately after the Closing, Seller shall make available to Purchaser for pick up by Purchaser at Seller’s location where the same are presently located, to the extent in Seller’s or its property manager’s possession or control, all original (or, to the extent not available, copies of) Leases, Lease files, maintenance records, warranties, Service Contracts, Licenses and Permits, plans and specifications, certificates of occupancy, keys and other items pertaining to the Property which are being conveyed to Purchaser hereunder.

Section 10.4                            Prorations.

(a)                                 Seller and Purchaser agree to adjust, as of 11:59 p.m. on the day preceding the Closing Date (the “Proration Time”), the following (collectively, the “Proration Items”):

(i)                                     Rental, in accordance with Section 10.4(b) below.

(ii)                                  Cash Security Deposits and any prepaid rents, together with interest required to be paid thereon.  The amount of any cash Security Deposits held by Seller under Leases shall be credited against the Purchase Price (and Seller shall be entitled to retain such cash security deposits), and any Security Deposits in the form of letters of credit (collectively, the “Letters of Credit”) shall be transferred to Purchaser as set forth below.  Within three (3) Business Days after the Closing Date, Seller shall (1) deliver to the issuers of the Letters of Credit the required transfer documents in order for the issuers to process a change in the beneficiary and pay (or cause the Tenant to pay) any required transfer fee, with copies provided to Purchaser, or (2) if a Letter of Credit is not transferrable by its terms, insert in the Tenant Notice Letter  to the respective Tenant demanding such Tenant to either deliver a replacement cash or letter of credit security deposit to Purchaser for the requisite security deposit pursuant to the terms and conditions of the applicable Lease, and Seller shall return such Letter of Credit to the issuer at such time Purchaser confirms to Seller that such replacement cash or letter of credit security deposit was delivered to Purchaser.  To the extent a required transfer fee for which a Tenant is responsible under its Lease is paid by Seller, Purchaser shall bill the Tenant and use commercially reasonable efforts to seek to collect such amounts on behalf of Seller after Closing; it being understood and agreed that Purchaser shall have no obligation to commence any legal action against any Tenant. To the extent that any Letter of Credit is not transferred to Purchaser at Closing, or the documents delivered to effect such transfer are not accepted by the issuer thereof, Seller shall, at Purchaser’s request and with Purchaser’s cooperation, reasonably cooperate with Purchaser as Purchaser shall reasonably request to effect such transfer. For any Letter of Credit to be transferred after Closing, until such transfer is effected: (A) at Purchaser’s instruction upon a Tenant default, Seller will draw upon the Letter of Credit and pay the proceeds to Purchaser; and (B) under no circumstances will Seller draw upon the Letter of Credit without written authorization from Purchaser. Seller agrees that after the expiration of the Evaluation Period it will not pursue any eviction action or initiate any litigation against any Tenants or apply or draw on any Security Deposits of any Tenants against the payment of rent or other default of a Tenant; provided that Seller shall give prompt notice to Purchaser for any such application or draw of Security Deposits prior to the expiration of the Evaluation Period.  Seller’s and Purchaser’s obligations under this Section 10.4(a)(ii) shall survive Closing.

(iii)                               Reserved.

(iv)                              Utility charges payable by Seller, including, without limitation, electricity, water charges and sewer charges.  If there are meters on the Real Property, Seller will cause readings of all said meters to be performed not more than five (5) days prior to the Closing Date, and a per diem adjustment shall be made for the days between the meter reading date and the Closing Date based on the most recent meter reading.  Final readings and final billings for utilities will be made if possible as of the Closing Date, in which event no proration will be made at the Closing with respect to utility bills.  Seller will be entitled to all deposits presently in effect with the utility providers, and Purchaser will be obligated to make its own arrangements for any deposits with the utility providers.

(v)                                 Real estate taxes and assessments due and payable for the calendar year.  If the Closing Date shall occur before the tax rate is fixed, the apportionment of real estate taxes and assessments shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation.  If, subsequent to the Closing Date, real estate taxes and assessments (by reason of change in either assessment or rate or for any other reason other than as a result of the final determination or settlement of any tax appeal) for the Real Property and/or Improvements should be determined to be higher or lower than those that are apportioned, a new computation shall be made, and Seller agrees to pay Purchaser any increase shown by such recomputation and vice versa; provided, however, that if any increase in the assessed value of the Real Property and/or Improvements results from improvements made to the Property by Purchaser, then Purchaser shall be solely responsible for any increase in taxes attributable thereto.  With respect to tax appeals, any tax refunds or credits attributable to tax years prior to the tax year in which the Closing occurs shall belong solely to Seller, regardless of whether such refunds are paid or credits are given before or after Closing.  Any tax refunds or credits attributable to the tax year in which the Closing occurs shall be apportioned between Seller and Purchaser based on their respective periods of ownership in such tax year, but only after giving effect to any tax exemption that may otherwise be available to Purchaser post-Closing.  For example, if the Purchaser is totally exempt from the payment of real estate taxes post-Closing, then Purchaser would not share in any portion of the refund or credit.  If, however, the Purchaser is only partially exempt, then the apportionment shall be based on each party’s respective percentage of the total real estate tax obligations of the Property for such tax year.  The expenses of any tax appeals for the period in which the Closing occurs shall be apportioned between the parties in the same manner as the refunds and/or credits.  The provisions of this Section 10.4(a)(v) shall survive the Closing.

(vi)                              The value of fuel stored at the Real Property, at Seller’s most recent cost, including taxes, on the basis of a reading made within ten (10) days prior to the Closing by Seller’s supplier.

(vii)                           Rents and other charges payable under the Ground Lease.

(viii)                        Common charges, assessments, and other charges and expenses with respect to the Condominium due and payable pursuant to the Condominium Documents for the month in which the Closing occurs.

(ix)                              Charges, assessments and fees due and payable, if any, pursuant to the applicable Association Documents for the month in which the Closing occurs.

(x)                                 Amounts payable under the Service Contracts.  For avoidance of doubt, Purchaser shall be responsible for amounts payable during any post-Closing “tail period” under any Service Contracts which are being terminated by a Service Contract Termination Notice.

(xi)                              If at the time of Closing, the Real Property is affected by an assessment or assessments that are or may become payable in installments, the assessments payable on the date of or after Closing shall be payable by Purchaser, and the assessments payable prior to Closing shall be paid by Seller at or prior to Closing and any such payments by Seller or Purchaser shall be apportioned at Closing based on the customary rules and protocols of the location of each Property.

(xii)                           Such other items that are customarily prorated in transactions of this nature shall be ratably prorated in accordance with the customary rules and protocols of the location of each Property.

Seller will be charged and credited for the amounts of all of the Proration Items relating to the period up to and including the Proration Time, and Purchaser will be charged and credited for all of the Proration Items relating to the period after the Proration Time.  The estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by Seller and submitted to Purchaser and Escrow Agent for review prior to the Closing Date (the “Preliminary Closing Statement”).  The Preliminary Closing Statement, once finalized, shall be signed by Purchaser, Seller and Escrow Agent, and shall be the “Closing Statement” for the transaction.  The Closing Statement may be delivered electronically.  The prorations shall be paid at Closing by Purchaser to Seller (if the prorations result in a net credit to Seller) or by Seller to Purchaser (if the prorations result in a net credit to Purchaser) by increasing or reducing the cash to be delivered by Purchaser in payment of the Purchase Price at the Closing.  If the actual amounts of the Proration Items are not known as of the Closing Date, the prorations will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, re-prorations will be made on the basis of the actual figures, and a final cash settlement will be made between Seller and Purchaser.  No prorations will be made in relation to insurance premiums, and Seller’s insurance policies will not be assigned to Purchaser.  The provisions of this Section 10.4(a) will survive the Closing for twelve (12) months; provided, however, that the provisions of Section 10.4(a)(v) shall survive until the date that is thirty (30) days following Purchaser’s receipt of the final tax bill or the resolution of any tax appeal, whichever is later, with respect to each Property.

(b)                                 Purchaser will receive a credit on the Closing Statement for the prorated amount (as of the Proration Time) of all Rental previously paid to or collected by Seller and attributable to any period following the Proration Time.  After the Closing, Seller will cause to be paid or turned over to Purchaser all Rental, if any, received by Seller after Closing and Purchaser shall apply such Rental as set forth below.  “Rental” as used herein includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals (which include each Tenant’s proration share of building operation and maintenance costs and expenses as provided for under the Lease, to the extent the same exceeds any expense stop specified in such Lease), retroactive rentals, all administrative charges, utility charges, tenant or real property association dues, storage rentals, special event proceeds, temporary rents, vending machine receipts and other sums and charges payable by Tenants under the Leases or from other occupants or users of the Property.  Rental is “Delinquent” when it was due prior to the Closing Date, and payment thereof has not been made on or before the Proration Time.  Delinquent Rental will not be prorated.  Purchaser agrees to use good faith collection procedures during the first twelve (12) full calendar months after Closing with respect to the collection of any Delinquent Rental, but Purchaser will have no liability for the failure to collect any such amounts and will not be required to pursue legal action to enforce collection of any such amounts owed to Seller by any Tenant.  All sums collected by Purchaser from and after Closing from Seller and/or each Tenant in respect of Delinquent Rental, Operating Expenses, or tenant billings for work orders, special items performed or provided at the request of a Tenant or other specific services, will be applied (i) first, to amounts which are then due and payable in connection with the month in which the Closing occurred, (ii) second, to amounts which are then due and payable in connection with the month or months following Closing, and (iii) third, to amounts which are then due and payable in connection with the month or months preceding Closing.  Any sums due Seller will be promptly remitted to Seller.  Seller reserves the right to bill and collect from Tenants any Delinquent Rental for periods prior to Closing, but may not pursue any eviction actions or initiate any litigation in pursuit of such Delinquent Rents.  The provisions of this Section 10.4(b) will survive the Closing for twelve (12) months, except that the preceding sentence of this Section 10.4(b) shall survive Closing without such 12-month limitation.

(c)                                  At the Closing, Seller shall deliver to Purchaser a list of additional rent, however characterized, under each Lease, including without limitation, real estate taxes, electrical charges, utility costs and operating expenses (collectively, “Operating Expenses”) billed to Tenants for the calendar year in which the Closing occurs (both on a monthly basis and in the aggregate), the basis on which the monthly amounts are being billed and the amounts incurred by Seller on account of the components of Operating Expenses for such calendar year.  Upon the reconciliation by Purchaser of the Operating Expenses billed to Tenants, and the amounts actually incurred for such calendar year, Seller and Purchaser shall be liable for overpayments of Operating Expenses, and shall be entitled to payments from Tenants, as the case may be, on a pro-rata basis based upon each party’s period of ownership during such calendar year.  Seller reserves the right to bill and collect from any Tenant directly for any Operating Expenses relating to any calendar year preceding the calendar year in which Closing occurs, but may not pursue any eviction actions or initiate any litigation in pursuit of such Operating Expenses. The provisions of this Section 10.4(c) will survive the Closing for fifteen (15) months, except that the preceding sentence of this Section 10.4(c) shall survive Closing without such 15-month limitation.

(d)                                 With respect to specific tenant billings for work orders, special items performed or provided at the request of a Tenant or other specific services, which are collected by Purchaser after the Closing Date but relate to the foregoing specific services rendered by Seller prior to the Proration Time, then notwithstanding anything to the contrary contained herein, Purchaser shall cause amounts collected from such Tenant which are specifically earmarked to be payment for such specific services to be paid to Seller on account thereof.  The provisions of this Section 10.4(d) shall survive Closing.

(e)                                  Notwithstanding any provision of this Section 10.4 to the contrary, subject to Closing hereunder, Purchaser will be solely responsible for any leasing commissions, tenant improvement costs or other expenditures (for purposes of this Section 10.4(e), “New Leasing Costs”) that are or will be incurred in connection with any (i) Lease and/or Lease amendments, renewals and/or expansions entered into during (or, if pursuant to an option, exercised during) the period commencing on January 1, 2019 and ending on the day immediately prior to the Effective Date, (ii) Lease amendments, renewals and/or expansions entered into on or after the Effective Date in accordance with Section 7.1 above, or, if pursuant to an option, exercised on or after the Effective Date, and/or (iii) new leases entered into on or after the Effective Date in accordance with Section 7.1 above.  Purchaser will pay to Seller at Closing, in addition to the Purchase Price, an amount equal to any New Leasing Costs paid by Seller.  In addition, Purchaser shall be solely responsible for any free rent, rent credit(s) and/or rent abatement(s) (1) for periods on and after the Closing provided in any Leases in existence as of the Effective Date, and (2) provided in any Leases, entered into by Seller, and approved by Purchaser, on or after the Effective Date in accordance with Section 7.1 of this Agreement.  Seller shall be solely responsible for and agrees to pay or discharge at or prior to Closing, or give Purchaser a credit against the Purchase Price, for any unpaid leasing commissions, subject to reduction in the case of the Leases to Montefiore Medical Center pursuant to Section 10.9, if applicable, (including, without limitation, those payable to any Seller Affiliate or third party leasing broker or representative), tenant improvement costs, or other landlord expenditures relating to the current term of Leases (as opposed to any future extension terms) entered into on or prior to the December 31, 2018; however, (A) Purchaser will be responsible for any tenant improvement costs with respect to the Leases to Montefiore Medical Center up to a maximum of $3,214,133.00 million and, subject to reduction pursuant to Section 10.9, if applicable, Seller will be responsible for (and credit Purchaser at Closing for) any such costs in excess of that amount with respect such Leases executed before January 1, 2019, and (B) with respect to the tenant improvement costs set forth on Schedule 10.4(e), Seller shall remain obligated after the Closing to pay the same to the respective Tenant (or pay the same to Purchaser for disbursement to the respective Tenant) only if and when requested by such Tenant in accordance with the terms and conditions of its Lease.  At Closing, the parties will equitably adjust based on projected total costs and the amounts paid by Seller as of the Closing, with a true-up post-Closing. The provisions of this Section 10.4(e) shall survive Closing.

(f)                                   With respect to any Lease terminations exercised by a Tenant after December 31, 2018 in accordance with the terms and conditions of its Lease, Purchaser shall be entitled to receive any lease termination or similar payments received by Seller after December 31, 2018, including, without limitation, the lease termination payment received from the tenant, My Publisher.  To the extent any such payment is received by Seller prior to Closing, Purchaser shall be granted a Purchase Price credit in the amount of such payment at Closing.

Section 10.5                            Costs of Title Company and Closing Costs.  Costs of the Title Company and other Closing costs incurred in connection with the Closing will be allocated as follows:

(a)                                 Seller shall pay (i) Seller’s attorney’s fees; (ii) one-half (1/2) of any escrow fees; (iii) all realty transfer fees and taxes; and (iv) the cost of discharging any liens or Title Objections that Seller is obligated to, or has agreed to, discharge pursuant to the terms and conditions of this Agreement.

(b)                                 Purchaser shall pay (i) Purchaser’s attorney’s fees; (ii) the costs of Purchaser’s due diligence investigations with respect to the Property, including but not limited to the cost of the Updated Survey; (iii) the costs of recording the Deed and all other documents, except for discharges of any liens that Seller is obligated to, or has agreed to, discharge pursuant to the terms and conditions of this Agreement; (iv) all premiums and other costs in connection with obtaining the Title Policy, any mortgagee title insurance policy that Purchaser desires to obtain (the “Mortgagee Title Policy”) and any additional coverage or endorsements or deletions (including, without limitation, the deletion of the survey exception) to the Title Policy and/or Mortgagee Title Policy that are desired by Purchaser; (v)  if agreed to by Purchaser in advance in writing to Seller, any and all fees, charges, costs and expenses, including but not limited to the cost of any work, incurred in connection with transferring any warranties to Purchaser, provided that, and notwithstanding anything to the contrary in this Agreement, if Purchaser does not so agree, Seller does not have any obligation to assign or transfer any applicable warranties to Purchaser; and  (vi) one-half (1/2) of any escrow fees.

(c)                                  Any other costs and expenses of Closing not provided for in this Section 10.5 shall be allocated between Purchaser and Seller in accordance with the custom in the area in which the Property is located.

(d)                                 The provisions of this Section 10.5 shall survive Closing or the earlier termination of this Agreement.

Section 10.6                            Post-Closing Delivery of Tenant Notice Letters and Service Contract Terminations.  Immediately following Closing, Purchaser will deliver to (i) each Tenant a Tenant Notice Letter, as described in Section 10.2(g), and (ii) the respective service providers, a Service Contract Termination Notice, as described in Section 10.2(h).

Section 10.7                            Like-Kind Exchange.  Purchaser and Seller hereby acknowledge that either party may now or hereafter desire to enter into a partially or completely nontaxable exchange or exchanges (a “Section 1031 Exchange”) involving the Property (and/or any one or more of the properties comprising the Property) under Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.  In connection therewith, and notwithstanding anything herein to the contrary, each party consents to the other party taking any action in furtherance of effectuating a Section 1031 Exchange, including, without limitation, assigning, or causing the assignment of, this Agreement and all of such other party’s rights hereunder with respect to any or all of the Property, and/or to convey, transfer or sell any or all of the Property, to:  (a) a “qualified intermediary” (as defined in Treasury Regulations Section 1.1031(k)-1(g)(4)(iii)) (a “QI”);  (b) an “exchange accommodation titleholder” (within the meaning of Revenue Procedure 2000-37, 2000-40 IRB, as may hereafter be amended or revised) (“EAT”);  (c)  one or more limited liability companies (“LLCs”) that are wholly-owned by an EAT; or  (d)  one or more LLCs that are wholly-owned by such other party and/or any affiliate of such other party and thereafter assigning its interest in such LLCs to an EAT.  Each party agrees to (i) cooperate with the other party in effectuating the transactions described in (a) through (d), above, (ii) accept conveyance of any or all of the Property from a QI or an EAT or from any of the LLCs referred to in (c) or (d), above, and (iii) pay the consideration therefor to a QI or an EAT or any of the LLCs referred to in (c) or (d), above; provided, however, that (1) neither party shall be required to delay the Closing or incur any liabilities or obligations and (2) the requesting party shall pay all costs associated with such Section 1031 Exchange including reimbursing the non-requesting party for any costs that it incurs in connection therewith (other than di minimis expenses relating to reviewing and executing documents required in connection with the transaction, which shall not be reimbursed); and provided further that the requesting party shall provide whatever safeguards are reasonably requested by the non-requesting party, and not inconsistent with the requesting party’s desire to effectuate a Section 1031 Exchange involving any or all of the Property, to ensure that all of the requesting party’s obligations under this Agreement shall be satisfied in accordance with the terms thereof.  Nothing set forth in this Section shall require Purchaser or an EAT to take title to any property other than the Property from anyone other than Seller by direct deed. Purchaser and Seller acknowledge that a Section 1031 Exchange can only be accomplished on a nontaxable basis with respect to the Real Property and the Improvements and cannot be accomplished on a nontaxable basis with respect to the Personal Property.  Purchaser and Seller hereby agree that, between the date of this Agreement and the Closing Date, Seller and Purchaser will jointly prepare and agree to a schedule that lists and attributes a value to all of the Personal Property located at each individual Fee Property and/or Ground Leased Property that will be included in the sale of the Property.  The respective obligations of Seller and Purchaser under this Section 10.7 shall survive the Closing and shall not be merged therein.

Section 10.8                            Assignment of Existing Mortgage(s).  At Purchaser’s option, Seller shall use its commercially reasonable efforts to arrange for the holder of any existing mortgage(s), if any, on the Property to assign such mortgage(s) on the Property to Purchaser’s lender as customary in the State of New York, and to cooperate in all commercially reasonable manners in connection with such assignment.  If the holder of an existing mortgage agrees to such assignment, Purchaser shall pay the reasonable costs and expenses of the holder’s counsel in connection with the preparation of the assignment of such existing mortgage.

Section 10.9                            Specified Post Closing Covenants of Seller.

(a)                                 In the event that Montefiore Medical Center exercises its termination right (up to approximately 29,000 square feet) to reduce the size of its space (i.e., for a reduction of up to approximately 29,000 square feet) in accordance with the terms and conditions of its Lease, Seller shall make a one-time payment to Purchaser in an amount equal to $70.00 per square foot multiplied by the square footage of space actually terminated pursuant to such termination right.  Such payment shall be made in full by May 1, 2019. For clarification, there shall be no offset to such amount if Purchaser is able to later lease the space forfeited by the tenant.  Notwithstanding anything to the contrary, if a payment is to be made by Seller to Purchaser pursuant to this Section, the TI credit and the leasing commission credit owed by Seller to Purchaser regarding the Lease for Montefiore Medical Center will be reduced by, respectively, (i) in the case of the TI credit, 27.5% of the $15.00 per square foot TI credit attributable to the square feet of space actually terminated pursuant to such termination right (e.g. if 29,000 sq. ft. terminated, then 27.5% x $15.00 x 29,000 sq. ft. = $119,625.00), and (ii) in the case of the leasing commission credit, an amount equal to that portion of the leasing commission calculated in accordance with the respective leasing commission agreement on the rental attributable to the square feet of space actually terminated pursuant to such termination right.

(b)                                 Seller shall reimburse Purchaser for out—of-pocket costs, capped at $100,000.00, incurred by Purchaser to close out all building permits with respect to the Property which remain open as of Closing.  Notwithstanding anything to the contrary in this Agreement or the Other PSAs, such $100,000.00 building permits close out payment cap is an aggregate amount to be applied with respect to Seller under this Agreement and the seller under the Other PSAs and may be reached solely under this Agreement or either of the Other PSAs, or partially under this Agreement and the Other PSAs.

(c)                                  The provisions of this Section 10.9 will survive the Closing.

ARTICLE XI

CASUALTY AND CONDEMNATION

Section 11.1                            Casualty.  If, prior to the Closing Date, the Property or any portion thereof is destroyed or damaged by fire or other casualty (a “Damage Event”), Seller will promptly notify Purchaser of such Damage Event.  If there is a Material Damage Event with respect to an individual Property, Purchaser shall have the option, to be exercised within fifteen (15) days after receipt of notice of such Material Damage Event, to amend this Agreement to remove the individual Property that is the subject of the Material Damage Event from this Agreement and, if necessary, the Scheduled Closing Date shall be automatically extended to give Purchaser the full fifteen (15) day period to make such election.  If Purchaser so elects to amend this Agreement, the Purchase Price shall be accordingly reduced by the Allocation for such individual Property, and the parties shall enter into an amendment to this Agreement confirming the removal of such individual Property and the applicable reduction of the Purchase Price.  “Material Damage Event” with respect to an individual Property means a Damage Event with respect to such individual Property if: (i) the cost of restoration or repair exceeds the greater of (x) ten percent (10%) of the Allocation for such individual Property and (y) $500,000.00; (ii) the Damage Event, including any abatements of rent for a Major Tenant, is not covered by Seller’s or such Tenant’s insurance (excluding any deductible paid for by Seller or such Tenant); (iii) ingress or egress to, the parking for, or the current use and operation of such individual Property are materially and adversely affected with no viable alternative available in lieu thereof; (iv) the Damage Event causes any Major Tenant’s Lease to automatically terminate by its terms or any Major Tenant terminates its Lease in accordance with its terms because of such Damage Event or any Major Tenant has not waived in writing any right which it has, if any, to terminate its Lease because of such Damage Event unless such right is not likely to arise; or (v) the Damage Event causes any Ground Lease to automatically terminate by its terms or any ground Lessor terminates any Ground Lease in accordance with its terms because of such Damage Event or any ground lessor has not waived in writing any right which it has, if any, to terminate any Ground Lease because of such Damage Event.  In addition to the foregoing, in the event that there is a Damage Event or Damage Events with respect to the Property or any portions thereof, or the “Property” or any portion thereof under either of the Other PSAs, where the cost of restoration or repairs, in the aggregate, exceeds twenty percent (20%) of the total Purchase Price under this Agreement and the Other PSAs (a “Total Damage Event”), Purchaser shall have the option to be exercised within fifteen (15) days after receipt of notice of any such Damage Event, to terminate this Agreement in its entirety, and the Closing Date shall be automatically extended to give Purchaser the full fifteen (15) day period to make such election.  Upon such termination, the Earnest Money Deposit shall be returned to Purchaser, whereupon Seller and Purchaser will have no further rights or obligations under this Agreement, except with respect to the Termination Surviving Obligations.  In the event of a Damage Event which is not a Material Damage Event or a Total Damage Event, or if Purchaser does not otherwise elect to remove an individual Property from the terms of this Agreement with respect to a Material Damage Event or to terminate this Agreement in the event of a Total Damage Event in accordance with the terms hereof, then (a) at Closing Seller will assign and turn over to Purchaser Seller’s insurance proceeds, including, without limitation, business interruption insurance, net of reasonable collection costs (or if such have not been awarded, all of its right, title and interest therein) payable with respect to the Damage Event (which right of Purchaser shall survive Closing), (b) Seller will not be obligated to repair such damage or destruction, and (c) the parties will proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price (except for any reduction thereto by the Allocation of any individual Property that has been removed from this Agreement), except that Purchaser will receive a credit against the Purchase Price for any insurance deductible amount.  In the event Seller elects to perform any work in an effort to make the Property safe and secure after the Damage Event and to protect the Property from further damage, Seller will be entitled to deduct its reasonable costs and expenses from any amount to which Purchaser is entitled under this Section 11.1, which right shall survive the Closing.  Seller shall not settle any claim with respect to any destruction, damage, fire or Damage Event concerning the Property or any part thereof or spend any award or proceeds for repairs or restoration without obtaining Purchaser’s prior written consent in each case, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 11.2                            Condemnation of Property.  If proceedings in eminent domain are threatened, instituted or concluded with respect to, or if any of the Authorities prior to the Closing Date indicates in writing its offer to purchase, any individual Property or any part thereof, prior to the Closing, Seller shall notify Purchaser in writing of such fact promptly after obtaining knowledge thereof.  In the event of any such threatened or actual condemnation or sale in lieu thereof with respect to any individual Property or any part thereof,  (i) where the award or the cost of restoration exceeds the greater of (x) ten percent (10%) of the Allocation for such individual Property and (y) $500,000.00, (ii) which materially and adversely affects the ingress or egress to, the parking for, or the current use and operation of the individual Property with no viable alternative available in lieu thereof,  (iii) where any Major Tenant’s Lease automatically terminates by its terms or any Major Tenant terminates its Lease in accordance with its terms because of such condemnation, or any Major Tenant has not waived in writing any right which it has, if any, to terminate its Lease because of such condemnation unless such right is not likely to arise, or (iv) where any Ground Lease automatically terminates by its terms or the ground lessor terminates any Ground Lease in accordance with its terms because of such condemnation or any ground lessor has not waived in writing any right which it has, if any, to terminate any Ground Lease because of such condemnation (each, a “Major Taking”), Purchaser will have the option, to be exercised within fifteen (15) days after receipt of notice of such Major Taking, to amend this Agreement to remove the individual Property that is the subject of such Major Taking from the Property and, if necessary, the Scheduled Closing Date shall be automatically extended to give Purchaser the full fifteen (15) day period to make such election.  If Purchaser so elects to amend this Agreement, the Purchase Price shall be accordingly reduced by the Allocation for such individual Property, and the parties shall enter into an amendment to this Agreement confirming the removal of such individual Property and the applicable reduction of the Purchase Price. In the event that either (i) any condemnation or sale in lieu of condemnation of the Property which is not a Major Taking; or (ii) Purchaser does not elect to amend this Agreement pursuant to the preceding sentence, (a) at the Closing Seller will assign and turn over to Purchaser any and all awards for and/or the proceeds of such condemnation or sale, net of reasonable collection costs (or if such have not been awarded, all of its right, title and interest therein), to the extent the same are applicable to the Property (which right of Purchaser shall survive Closing), (b) Seller will not be obligated to restore the Property, and (c) the parties will proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price (except for any reduction thereto by the Allocation of any individual Property that has been removed from this Agreement).  Unless Purchaser has elected to amend this Agreement to eliminate an individual Property, Seller shall not settle any claim with respect to any condemnation, condemnation proceeding or offer concerning the Property or any part thereof or spend any award for repairs or restoration without obtaining Purchaser’s prior written consent in each case, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 11.3                            Supersede Statute.   The provisions of this Section 11.1 and 11.2 are intended to, and for all purposes shall be deemed to, supersede and override the provisions of NY General Obligations Law Section 5-1311.

ARTICLE XII

CONFIDENTIALITY

Section 12.1                            Confidentiality. Seller and, prior to the Closing, Purchaser each expressly acknowledge and agree that the transactions contemplated by this Agreement and the terms, conditions, and negotiations concerning the same will be held in the strictest confidence by each of them and will not be disclosed by either of them except to their respective legal counsel, accountants, consultants, officers, partners, directors, and shareholders, and in the case of Purchaser, its Permitted Outside Parties, and except and only to the extent that such disclosure may be necessary for their respective performances hereunder.  Purchaser further acknowledges and agrees that, unless and until the Closing occurs, all information obtained by Purchaser in connection with the Property will not be disclosed by Purchaser to any third persons, other than Permitted Outside Parties, without the prior written consent of Seller.  Nothing contained in this Article XII will preclude or limit either party to this Agreement from disclosing or accessing any information otherwise deemed confidential under this Article XII in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or any filings with governmental authorities or filings with any national stock exchange required by reason of the transactions provided for herein pursuant to advice of counsel, or as may be otherwise required by law.  Nothing in this Article XII will negate, supersede or otherwise affect the obligations of the parties under the Right of Access and Confidentiality Agreement or Confidentiality Agreement.  In addition, prior to the

Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in a form approved by Purchaser and Seller and their respective counsel, which approval shall not be unreasonably withheld, conditioned or delayed.  The provisions of this Section 12.1 are subject to the Section 12.2.

Section 12.2                            Notwithstanding anything to the contrary in Section 12.1, upon the execution of this Agreement, MCRLP and MCRC shall have the right to make such public announcements or filings as may be required by (i) the Securities Act, (ii) the Exchange Act, (iii) the rules and listing standards of the New York Stock Exchange, Inc., or (iv) any other law of a jurisdiction to which MCRLP and MCRC are subject.  MCRLP and MCRC also shall have the right to make such public announcements or filings as they may deem reasonably prudent, and shall be entitled to make such filings or announcements upon advice of counsel as may be otherwise be deemed necessary; provided that in all cases, such filings or announcements shall not include reference to HIG (other than via attachments of this Agreement or the Other PSAs to an 8-K or other regulatory filing) and shall be substantially consistent with the Form 8-K (or other regulatory filing) and related press release which Purchaser has approved prior to expiration of this Agreement.  In this connection, it should be noted that MCRC has determined that the entry into this Agreement will need to be disclosed within four (4) Business Days of its execution on a Current Report on Form 8-K under Item 1.01 thereof and that this Agreement will be filed as an exhibit thereto or be filed as an exhibit to the MCRC’s next following periodic report filed pursuant to the Exchange Act.  Purchaser acknowledges receipt and approval of a draft of such Form 8-K.

Section 12.3                            The provisions of this Article XII will survive the Closing or any termination of this Agreement.

ARTICLE XIII

REMEDIES

Section 13.1                            Default by Seller.  In the event the Closing and the transactions contemplated hereby do not occur as herein provided by reason of any failure of the Purchaser’s conditions to close pursuant to Section 9.1, Purchaser may, as Purchaser’s sole and exclusive remedies, if such condition failure is not cured within ten (10) Business Days’ after Purchaser’s notice to Seller expressly setting forth such condition failure, elect by notice to Seller at any time, but in no event later than twenty (20) Business Days following the Scheduled Closing Date, any of the following: (a) if such condition failure is with respect to one or more individual Property(ies) or properties under either of the Other PSAs which, in the aggregate, have an Allocation of more than $50,000,000.00, or the entire transaction contemplated by this Agreement, terminate this Agreement in its entirety in which event (i) Purchaser will receive from the Escrow Agent the Earnest Money Deposit, whereupon Seller and Purchaser will have no further rights or obligations under this Agreement, except with respect to the Termination Surviving Obligations, and if such condition failure is under (1) Section 9.1(a) - except due to a failure under Section 10.3(n), (o), (r) or (v), (2) Section 9.1(b) or (3) Section 9.1(c), Seller shall reimburse Purchaser for Purchaser’s Transaction Costs (which obligation of Seller shall survive the termination of this Agreement); (b) if such condition failure is applicable to one or more individual Property(ies) or properties under either of the Other PSAs which, in the aggregate, have an Allocation of less than or equal to $50,000,000.00, amend this Agreement to remove one or more such individual Property(ies) affected by such condition failure and reduce the Purchase Price by an amount equal to the Allocation for such Property(ies); (c) enforce specific performance of Seller’s obligation to close the transactions contemplated hereby in accordance with the terms hereof and to convey the Property to Purchaser (and Purchaser shall have the right to file a lis pendens against the Property in connection therewith), it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder (for clarification, in conjunction with its remedy under Section 13.1(b) hereof, Seller’s remedy of specific performance may be pursued with respect to all Properties not removed from this Agreement pursuant to Section 13.1(b)); or (d) waive such condition failure (except as prohibited pursuant to Section 9.1, unless agreed to by Seller) and close the transactions contemplated by this Agreement.  Purchaser expressly waives its rights to seek damages in the event of Seller’s default hereunder, except pursuant to this Section 13.1 or in connection with Seller’s willful failure to close the transactions contemplated hereby or seller under either of the Other PSAs willfully failing to close thereunder, in either which case, if specific performance is not available to Purchaser hereunder or purchaser under the Other PSAs, Purchaser shall have all available remedies available to Purchaser at law and/or in equity.  Purchaser shall be deemed to have elected (a) or (b), as applicable, above if Purchaser fails to notify Seller of its election prior to the date that is twenty (20) Business Days following the Scheduled Closing Date. Notwithstanding the foregoing, nothing contained in this Section 13.1 will limit Purchaser’s remedies at law, in equity or as herein provided in pursuing remedies for a breach by Seller of any of the Termination Surviving Obligations. Seller and Purchaser agree that any termination of either of the Other PSAs pursuant to the default by seller provisions in such Other PSA shall automatically terminate this Agreement pursuant to the corresponding provisions of this Agreement and Purchaser shall have the right to pursue its applicable corresponding remedies with respect thereto.  For the avoidance of doubt, if any representation or warranty of Seller was true when made but thereafter, prior to Closing, shall no longer be true in any material respect as a result of circumstances outside of the reasonable control of Seller, while such change shall be a failure of a condition to Purchaser’s obligation to close, it shall not be a default by Seller.

Section 13.2                            Default by Purchaser.  In the event the Closing and the consummation of the transactions contemplated herein do not occur as provided herein by reason of any default of Purchaser, Purchaser and Seller agree it would be impractical and extremely difficult to fix the damages which Seller may suffer.  Purchaser and Seller hereby agree that if Purchaser’s default is not cured within ten (10) Business Days after Seller’s notice to Purchaser expressly setting forth such default (a) an amount equal to the Earnest Money Deposit is a reasonable estimate of the total net detriment Seller would suffer in the event Purchaser defaults and fails to complete the purchase of the Property, and (b) such amount will be the full, agreed and liquidated damages for Purchaser’s default and failure to complete the purchase of the Property, and will be Seller’s sole and exclusive remedy (whether at law or in equity) for any default of Purchaser beyond the foregoing notice and cure period resulting in the failure of consummation of the Closing, whereupon this Agreement will terminate and Seller and Purchaser will have no further rights or obligations hereunder, except with respect to the Termination Surviving Obligations.  The payment of such amount as liquidated damages is not intended as a forfeiture or penalty but is intended to constitute liquidated damages to Seller. Notwithstanding the foregoing, nothing contained herein will limit Seller’s remedies at law, in equity or as herein provided in the event of a breach by Purchaser of any of the Termination Surviving Obligations. Seller and Purchaser agree that any termination of either of the Other PSAs pursuant to the default by purchaser provisions in such Other PSA shall automatically terminate this Agreement.  Notwithstanding anything herein to the contrary, Purchaser shall have the right to cure any and all Purchaser defaults by delivering all of Purchaser’s closing deliverables under and in accordance with Section 10.2 of this Agreement and otherwise being ready, willing and able to close the transactions contemplated by this Agreement on the Scheduled Closing Date.

ARTICLE XIV

NOTICES

Section 14.1                            Notices.

(a)                                 Except to the extent expressly provided to the contrary elsewhere in this Agreement, all notices or other communications required or permitted hereunder shall be in writing, and shall be given by any nationally recognized overnight delivery service with proof of delivery, or by e-mail (provided that such e-mail is identified as an official notice pursuant to this Section 14.1), sent to the intended addressee at the addresses or e-mail address set forth below, or to such other addresses or e-mail address or to the attention of such other persons as the addressee will have designated by written notice sent in accordance herewith. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement will be as follows:

If to Purchaser:            RMC Acquisition Entity, LLC

c/o Robert Martin Company, LLC

100 Clearbrook Road

Elmsford, NY 10523

Attn.: Timothy Jones

(914) 593-7915 (tele.)

E-mail: tjones@rmcdev.com

with a copy to:                                                               Cohn Birnbaum & Shea P.C.

100 Pearl Street – 12th Floor

Hartford, CT 06103

Attn.:  Richard J. Shea, Jr.

(860) 493-2230 (tele.)

E-mail: rshea@cbshealaw.com

with a copy to:                                                               Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:  Christopher L. Hartmann, P.C.

(212) 446-4730 (tele.)

E-mail: christopher.hartmann@kirkland.com

If to Seller:                                                                                    c/o Mack-Cali Realty Corporation

Harborside 3

210 Hudson Street,

Suite 400

Jersey City, NJ 07311

Attn.: Mr. Ricardo Cardoso

(732) 590-1048 (tele.)

E-mail: Rcardoso@mack-cali.com

with a copy to:                                                               Gary T. Wagner, Esq.

at the same address

(732) 590-1516 (tele.)

E-mail: Gwagner@mack-cali.com

With a copy to                                                                Lawrence J. Reiss, Esq.

c/o Mack-Cali Realty Corporation

100 Clearbrook Road

Elmsford, New York 10523

(914) 593-7908 (tele.)

E-mail: Lreiss@mack-cali.com

And with a copy to                                         Seyfarth Shaw LLP

620 Eighth Avenue

New York, New York 10018

Attention:  Miles M. Borden, Esq.

(212) 218-5266 (tele.)

E-mail: mborden@seyfarth.com

If to Escrow Agent:                                       First American Title Insurance Company

National Commercial Services

666Third Avenue, 5th Floor

New York, New York 10017

Attn: Anthony Moretta

(212) 850-0618 (tele.)

E-mail: amoretta@firstam.com

(b)                                 Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first Business Day following such dispatch and (ii) e-mail as aforesaid shall be deemed given at the time and on the date of the e-mail provided same is sent prior to 6:00 p.m. Eastern Time on a Business Day (if sent later, then notice shall be deemed given on the next Business Day).  Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party for all purposes hereunder.

ARTICLE XV

ASSIGNMENT

Section 15.1                            Assignment: Binding Effect.  Purchaser shall not have the right to assign this Agreement, except as expressly provided herein. Purchaser may assign all or any portion of this Agreement, upon written notice to Seller given not less than ten (10) Business Days prior to the Closing Date, identifying the assignee or assignees, (i) (a) to any entity or entities in which RMC and/or direct or indirect equity holders in RMC owns or holds a direct or indirect economic interest of at least ten percent (10%) or (b) to a joint venture entity between one or more Purchaser’s Affiliates and an entity owned and/or controlled, directly or indirectly, by HIG or any affiliate of HIG (each such entity described in the foregoing clause (i)(a) or (i)(b), a “Permitted Assignee”), (ii) to one or more entities created and wholly owned by Purchaser or a Permitted Assignee to acquire the Property, and/or (iii) pursuant to the terms of Section 10.7 hereof. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and assigns of each of the parties hereto, and in no event (including an assignment of this Agreement) shall Purchaser named hereunder be relieved or released from its obligations hereunder. Subject to the terms of Section 10.7, Seller shall not have the right to assign this Agreement or its rights or obligations hereunder, without first obtaining the written consent of Purchaser in its sole and absolute discretion.

ARTICLE XVI

BROKERAGE

Section 16.1                            Brokers.  If the Closing occurs, Seller agrees to pay to Holiday Fenoglio Fowler, L.P. (the “Broker”) a brokerage commission pursuant to a separate agreement by and between Seller and Broker.  Purchaser and Seller represent that they have not dealt with any brokers, finders or salesmen in connection with this transaction other than Broker, and agree to indemnify, defend and hold each other harmless from and against any and all loss, cost, damage, liability or expense, including reasonable attorneys’ fees, which either party may sustain, incur or be exposed to by reason of any claim for fees or commissions made through the other party or its affiliates. The provisions of this Article XVI will survive any Closing or termination of this Agreement.

ARTICLE XVII

ESCROW AGENT

Section 17.1                            Escrow.

(a)                                 Escrow Agent will hold the Earnest Money Deposit in escrow in an interest-bearing account of the type generally used by Escrow Agent for the holding of escrow funds until the earlier of (i) the Closing, or (ii) the termination of this Agreement in accordance with any right hereunder. In the event Purchaser provides a Notice to Proceed to Seller prior to the expiration of the Evaluation Period pursuant to Section 5.3(c) herein, the Earnest Money Deposit shall, except as otherwise provided in this Agreement, be non-refundable to Purchaser and shall be credited against the Purchase Price at the Closing.

All interest earned on the Earnest Money Deposit shall become part of the Earnest Money Deposit and shall paid to the party entitled to the Earnest Money Deposit pursuant to the terms of this Agreement. In the event this Agreement is terminated prior to the expiration of the Evaluation Period pursuant to Section 5.3(c) herein, then the Earnest Money Deposit will be returned by the Escrow Agent to Purchaser within one (1) Business Day following any such termination. In the event this Agreement is terminated for any other reason, then the Earnest Money Deposit will be disbursed by the Escrow Agent to the party entitled thereto pursuant to the applicable terms and provisions of this Agreement. In the event the Closing occurs, the Earnest Money Deposit will be released to Seller, and Purchaser shall receive a credit against the Purchase Price in the amount of the Earnest Money Deposit. Escrow Agent shall not release the Earnest Money Deposit to either party until Escrow Agent has been requested in writing by Seller or Purchaser to release the Earnest Money Deposit and has given the other party written notice of such request and five (5) Business Days thereafter to dispute, or consent to, the release of the Earnest Money Deposit; provided, however, that if this Agreement is terminated prior to the expiration of the Evaluation Period pursuant to Section 5.3(c), then Escrow Agent is authorized to, and shall, deliver the Earnest Money Deposit to Purchaser within one (1) Business Day following any such termination, and neither Seller nor Purchaser shall have any right to object to such delivery to Purchaser or disbursement to Seller. Purchaser represents that its tax identification number, for purposes of reporting the interest earnings, is 46-2953085.  Seller represents that it is a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii) (“Disregarded Entity”).  Mack-Cali Realty, L.P. (“Owner”) is the direct owner of Seller and is not a Disregarded Entity. Seller represents that Owner’s tax identification number, for purposes of reporting the interest earnings, is 22-3315804.

(b)                                 Escrow Agent shall not be liable to any party for any act or omission, except for Escrow Agent’s bad faith, gross negligence, willful misconduct or beach of this Agreement, and the parties agree to indemnify Escrow Agent and hold Escrow Agent harmless from any and all claims, damages, losses or expenses arising in connection herewith, except to the extent arising from Escrow Agent’s bad faith, gross negligence, willful misconduct or breach of this Agreement.  The parties acknowledge that Escrow Agent is acting solely as stakeholder for their mutual convenience.  In the event Escrow Agent receives written notice of a dispute between the parties with respect to the Earnest Money Deposit, Escrow Agent shall not release and deliver the Earnest Money Deposit to either party but may either (i) continue to hold the Earnest Money Deposit until otherwise directed in a writing signed by all parties hereto or (ii) deposit the Earnest Money Deposit with the clerk of any court of competent jurisdiction if such dispute is not resolved within ninety (90) days of notice thereof. Upon such deposit, Escrow Agent will be released from all further duties and responsibilities hereunder. Escrow Agent shall have the right to consult with separate counsel of its own choosing (if it deems such consultation advisable) and shall not be liable for any action taken, suffered or omitted by it in accordance with the reasonable advice of such counsel.

(c)                                  Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the Earnest Money Deposit, the Property or the subject matter of this Agreement unless requested to do so by Purchaser or Seller and unless Escrow Agent is indemnified to its satisfaction against the cost and expense of such defense.  Escrow Agent shall not be required to institute legal proceedings of any kind and shall have no responsibility for the genuineness or validity of any document or other item deposited with it or the collectability of any check delivered in connection with this Agreement. Escrow Agent shall be fully protected in acting in good faith in accordance with any written instructions given to it hereunder and believed by it in good faith to have been signed by the proper parties.

(d)                                 Escrow Agent acknowledges and agrees to the terms and provisions of Article IV of this Agreement.

(e)                                  The provisions of this Article XVII shall survive Closing or the earlier termination of this Agreement.

ARTICLE XVIII

MISCELLANEOUS

Section 18.1                            Waivers.  No waiver of any breach of any covenant or provisions contained herein will be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision contained herein.  No extension of time for performance of any obligation or act will be deemed an extension of the time for performance of any other obligation or act.

Section 18.2                            Recovery of Certain Fees.  In the event a party hereto files any action or suit against another party hereto by reason of any breach of any of the covenants, agreements or provisions contained in this Agreement, then in that event the prevailing party will be entitled to have and recover certain fees from the other party including all reasonable attorneys’ fees and costs resulting therefrom. For purposes of this Agreement, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding.  The provisions of this Section 18.2 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

Section 18.3                            Construction.  Headings at the beginning of each Article and Section are solely for the convenience of the parties and are not a part of this Agreement.  Whenever required by the context of this Agreement, the singular will include the plural and the masculine will include the feminine and vice versa.  This Agreement will not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same.  All exhibits and schedules referred to in this Agreement are attached and incorporated by this reference, and any capitalized term used in any exhibit or schedule which is not defined in such exhibit or schedule will have the meaning attributable to such term in the body of this Agreement. In the event the date on which Purchaser or Seller is required to take any action under the terms of this Agreement is not a Business Day, the action will be taken on the next succeeding Business Day. If more than one entity executes this Agreement as Purchaser, then each of the entities constituting Purchaser shall be jointly and severally liable for the obligations of all such entities hereunder. If more than one entity executes this Agreement as Seller, then each of the entities constituting Seller shall be jointly and severally liable for the obligations of all such entities hereunder.

Section 18.4                            Counterparts.  This Agreement may be executed in multiple counterparts, each of which, when assembled to include a signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed Agreement.  All such fully executed counterparts will collectively constitute a single agreement.  The delivery of a copy of an executed counterpart of this Agreement via electronic means, such as e-mail, PDF, or facsimile, shall be as legally binding on the party so delivering same as the delivery of a counterpart bearing an original signature.

Section 18.5                            Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Agreement will nevertheless remain in full force and effect, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 18.6                            Entire Agreement.  This Agreement, the Other PSAs, the Confidentiality Agreement and the Right of Access and Confidentiality Agreement are the final expression of, and contain the entire agreement between, the parties with respect to the subject matter hereof, and supersedes all prior understandings with respect thereto.  This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument, signed by the party to be charged or by its agent duly authorized in writing, or except as otherwise expressly permitted herein.

Section 18.7                            Governing Law. THIS AGREEMENT WILL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK.

Section 18.8                            No Recording.  Subject to Section 13.1 with respect to Purchaser’s right to file a lis pendens with respect to the Property, the parties hereto agree that neither this Agreement nor any affidavit or memorandum concerning it will be recorded, and any recording of this Agreement or any such affidavit or memorandum by Purchaser or Seller will be deemed a material default by (as applicable) Purchaser or Seller hereunder.

Section 18.9                            Further Actions. The parties agree to execute such instructions to the Title Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement.

Section 18.10                     Exhibits.  The following sets forth a list of Exhibits to the Agreement:

Exhibit A-1                                            Legal Description of 1, 3 and 5 Westchester Plaza

Exhibit A-2                                            Legal Description of  2, 4, and 6 Westchester Plaza

Exhibit A-3                                            Intentionally deleted

Exhibit A-4                                            Intentionally deleted

Exhibit A-5                                            Intentionally deleted

Exhibit A-6                                            Intentionally deleted

Exhibit A-7                                            Legal Description of 7 Westchester Plaza

Exhibit A-8                                            Legal Description of 8 Westchester Plaza

Exhibit A-9                                            Legal Description of 50 Executive Boulevard

Exhibit A-10                                     Legal Description of 77 Executive Boulevard

Exhibit A-11                                     Legal Description of 85 Executive Boulevard

Exhibit A-12                                     Legal Description of 101 Executive Boulevard

Exhibit A-13                                     Legal Description of 300 Executive Boulevard

Exhibit A-14                                     Legal Description of 350 Executive Boulevard

Exhibit A-15                                     Legal Description of 399 Executive Boulevard

Exhibit A-16                                     Legal Description of 400 and 500 Executive Boulevard

Exhibit A-17                                     Intentionally deleted

Exhibit A-18                                     Legal Description of 525 Executive Boulevard

Exhibit A-19                                     Legal Description of 11 Clearbrook Road

Exhibit A-20                                     Legal Description of 75 and 125 Clearbrook Road

Exhibit A-21                                     Legal Description of 100 Clearbrook Road

Exhibit A-22                                     Intentionally deleted

Exhibit A-23                                     Legal Description of 150 Clearbrook Road

Exhibit A-24                                     Legal Description of 175 Clearbrook Road

Exhibit A-25                                     Legal Description of 200 Clearbrook Road

Exhibit A-26                                     Legal Description of 250 Clearbrook Road

Exhibit A-27                                     Legal Description of 1 Odell Plaza

Exhibit A-28                                     Legal Description of 3 Odell Plaza

Exhibit A-29                                     Legal Description of 5 and 7 Odell Plaza

Exhibit A-30                                     Intentionally deleted

Exhibit A-31                                     Legal Description of 1 Executive Boulevard

Exhibit A-32                                     Legal Description of 2 Executive Plaza

Exhibit A-33                                     Legal Description of 3 Executive Boulevard

Exhibit A-34                                     Legal Description of 4 Executive Plaza

Exhibit A-35                                     Legal Description of 6 Executive Plaza

Exhibit A-36                                     Legal Description of 100 Corporate Boulevard

Exhibit A-37                                     Legal Description of 200 Corporate Boulevard South

Exhibit A-38                                     Legal Description of 225 Corporate Boulevard

Exhibit A-39                                     Legal Description of 1 Skyline Drive

Exhibit A-40                                     Legal Description of 2 Skyline Drive

Exhibit A-41                                     Intentionally deleted

Exhibit A-42                                     Legal Description of 5 Skyline Drive

Exhibit A-43                                     Intentionally deleted

Exhibit A-44                                     Legal Description of 7 Skyline Drive

Exhibit A-45                                     Legal Description of 8 Skyline Drive

Exhibit A-46                                     Intentionally deleted

Exhibit A-47                                     Legal Description of 11 Skyline Drive

Exhibit A-48                                     Legal Description of 12 Skyline Drive

Exhibit A-49                                     Legal Description of 15 Skyline Drive

Exhibit A-50                                     Legal Description of 17 Skyline Drive

Exhibit A-51                                     Legal Description of 200 Saw Mill River Road

Exhibit A-52                                     Legal Description of 240 White Plains Road

Exhibit B -                                                Assignment of Service Contracts

Exhibit C -                                                Assignment of Lease Obligations

Exhibit D -                                                Bill of Sale

Exhibit D-1 -                                     Motor Vehicles

Exhibit E -                                                 Ground Lease Assignment

Exhibit F -                                                  Service Contracts

Exhibit G -                                                Lease Schedule

Exhibit H -                                               Tenant Estoppel

Exhibit H-1                                           Ground Lease Estoppel

Exhibit I -                                                    Certificate as to Foreign Status

Exhibit J -                                                    Leasing Commission Agreements

Exhibit K -                                                Assignment of Maintenance Declaration

Exhibit L -                                                 Deed

Exhibit M -                                             Owner’s Affidavit

Exhibit N -                                                Association Estoppel Certificate

Exhibit O-                                                   HIG Wire Instructions

Exhibit P -                                                  Major Tenants and SNDA Tenants

Exhibit Q -                                                ROFO (Mack) Affidavit

Exhibit R -                                                ROFO (RM) Affidavit

Exhibit S -                                                  SNDA

Schedule 1.1                                     List of Property by Park; List of Fee Property and Ground Leased Property

Schedule 3.1 -                              Purchase Price Allocation

Schedule 7.5 -                              ROFO Party

Schedule 8.1 -                              Exceptions to Seller’s Representations and Warranties

Schedule 8.1(r) -                                                        Accounts Receivable Aging Report

Schedule 10.4(e) -                                               Potential Post-Closing Tenant Improvement Payments

Section 18.11                     No Partnership.  Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Property to be conveyed as contemplated hereby.

Section 18.12                     Limitations on Benefits.  It is the explicit intention of Purchaser and Seller that no person or entity other than Purchaser, any Permitted Assignee, Seller and Seller’s Affiliates and their permitted successors and assigns is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, Purchaser, any Permitted Assignee, Seller and Seller’s Affiliates or their respective successors and assigns as permitted hereunder.  Except as set forth in this Section 18.12, nothing contained in this Agreement shall under any circumstances whatsoever be deemed or construed, or be interpreted, as making any third party (including, without limitation, Broker) a beneficiary of any term or provision of this Agreement or any instrument or document delivered pursuant hereto, and Purchaser and Seller expressly reject any such intent, construction or interpretation of this Agreement.

Section 18.13                     Discharge of Obligations.  Subject to Section 18.14, the acceptance of the Deed and Ground Lease Assignment by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, in each case except those which are herein specifically stated to survive the Closing.

Section 18.14                     Survival.  The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

Section 18.15                     Other PSAs.

(a)                                 The Closing under this Agreement and the closings under the Other PSAs shall occur simultaneously and the closings under this Agreement and the Other PSAs are each conditioned upon closing under the other;

(b)                                 A default by Seller under this Agreement shall be a default by the seller under the Other PSAs, and a default by the seller under either of the Other PSAs shall be a default by Seller under this Agreement, and, in either case, entitling Purchaser under this Agreement and purchaser under the Other PSAs, as applicable, to its specified remedies for a Seller default under this Agreement and a seller default under the Other PSAs; provided that such Purchaser and purchaser must pursue the same such remedy under this Agreement and the Other PSAs;

(c)                                  A default by Purchaser under this Agreement shall be a default by purchaser under the Other PSAs, and a default by purchaser under either of the Other PSAs shall be a default by Purchaser under this Agreement, and, in either case, entitling Seller under this Agreement and seller under the Other PSAs, as applicable, to its specified remedies for a Purchaser default under this Agreement and a purchaser default under the Other PSAs; provided that such Seller and seller must pursue the same such remedy under this Agreement and the Other PSAs;

(d)                                 In the event that Seller or Purchaser under this Agreement or seller or purchaser under either of the Other PSAs exercises any right to extend the Scheduled Closing Date or any other time period thereunder, then such right shall also be automatically exercised under the other agreements; and

(e)                                  In the event that either this Agreement or either of the Other PSAs is terminated or terminates for any reason, then the other agreement shall also automatically terminate.

(f)                                   In the event that either this Agreement or either of the Other PSAs is terminated or terminates for any reason and any of such agreements are reinstated or a termination notice thereunder becomes null and void, then the other agreements shall also automatically be reinstated or the termination notice thereunder shall also become null and void.

Section 18.16                     In consideration of Purchaser entering into this Agreement, and to induce Purchaser to undertake the efforts and incur the costs associated with evaluating the Property and proceeding to Closing hereunder, Seller hereby agrees not to solicit or entertain any offer from any other person to sell or otherwise transfer all or any part of the Property or any portion thereof or any direct or indirect interest therein during the term of this Agreement.

[Remainder of Page Intentionally Left Blank.

Signature blocks appear immediately on next page.]

IN WITNESS WHEREOF, Seller and Purchaser have respectively executed this Agreement as of the Effective Date.

PURCHASER:

RMC ACQUISITION ENTITY, LLC

By:	/s/ Timothy M. Jones
Name: Timothy M. Jones
Title: Member

IN WITNESS WHEREOF, Seller and Purchaser have respectively executed this Agreement as of the Effective Date.

SELLER:

MACK-CALI CW REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

CLEARBROOK ROAD ASSOCIATES L.L.C.
By: Mack-Cali Texas Property L.P., its sole member
By: Mack-Cali Sub XVII, Inc., its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

SO. WESTCHESTER REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

225 CORPORATE REALTY L.L.C.
By: Mack-Cali Texas Property L.P., its sole member
By: Mack-Cali Sub XVII, Inc., its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

3 ODELL REALTY L.L.C.
By: Mack-Cali Texas Property L.P., its sole member
By: Mack-Cali Sub XVII, Inc., its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

MID- WESTCHESTER REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

MACK-CALI MID- WEST REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

SKYLINE REALTY L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

12 SKYLINE ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

5/6 SKYLINE REALTY L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

TALLEYRAND REALTY ASSOCIATES L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

MCRLP joins in this Agreement solely for purposes of agreeing to (i) be liable for Seller’s post-closing obligations under this Agreement and any Closing documents; however, subject in all respects to all of the terms, provisions and limitations on all such obligations as are set forth in this Agreement and/or any such Closing documents, and (ii) the terms and conditions of Section 7.5(c).

MACK-CALI REALTY, L.P.,
By: Mack-Cali Realty Corporation, its general partner

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

MCRC joins in this Agreement solely for purposes of agreeing to the terms and conditions of Section 7.5(c).

MACK-CALI REALTY CORPORATION,

By:	/s/ Gary T. Wagner
Gary T. Wagner, General Counsel

As to Articles IV, X, XIII, and XVII only:

ESCROW AGENT:

FIRST AMERICAN
TITLE INSURANCE COMPANY

By:	/s/ Antonio Moretta
Name: Antonio Moretta
Title: Senior Underwriting Counsel

As to Section 7.5(a) only:

ROFO (RM) PARTY:

/s/ Brad W. Berger
Brad W. Berger, as Trustee
of the Brad W. Berger Revocable Trust

/s/ Greg Berger
Greg Berger

/s/ Timothy M. Jones
Timothy M. Jones, as Trustee
of the Robert F. Weinberg 2013 Trust

RFW MANAGEMENT INC.,
a New York corporation

By:	/s/ Robert F. Weinberg
Name: Robert F. Weinberg
Title: President

EXHIBIT A -1 1, 3 AND 5 WESTCHESTER PLAZA All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, -County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point distant South 10 degrees 49’ 00” East 272.23 feet from Monument #23, located on the southerly side of Hunter Lane as shown on a certain map entitled, “Subdivision Map of Cross Westchester Industrial Park”, dated July 25, 1967 and filed in the Westchester County Clerk’s Office, Division of Land Records, August 28, 1967 as Map No. 15544; THENCE from said point of beginning along other lands now or formerly of Robert Martin Company: 1. North 83 degrees 39’ 00” East 317.14 feet; and 2. North 66 degrees 48’ 00” East 288.00 feet to the westerly side of Westchester Plaza; THENCE along the same: 1. Southerly on a curve to the right having a radius of 485.00 feet a distance of 110.31 feet; and 2. South 06 degrees 21’ 00” East 489.41 feet to lands now or formerly of Westchester Hills Condominium; THENCE along said lands, South 83 degrees 39’ 00” West 565.00 feet to land now or formerly of Greenburgh Housing Authority; THENCE along said last mentioned lands and lands now or formerly of Yukon Realty Corp., North 10 degrees 49’ West 516.87 feet to the point of BEGINNING. EXCEPTING THEREFROM so much thereof as was conveyed to the Town of Greenburgh by the deed recorded in Liber 6920 cp 658. TOGETHER WITH the benefits and SUBJECT TO the burdens as contained in the Declaration of Right of Way recorded in Liber 6809 cp 253 and in Liber 6809 cp 261. 72

EXHIBIT A -2 2, 4 AND 6 WESTCHESTER PLAZA ALL that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York bounded and described as follows: BEGINNING at a point on the southerly side of Executive Boulevard said point of beginning being 495.10 feet east of Monument No. 23 as measured along the southerly line of part of Hunter Lane and part of Executive Boulevard as shown on Map Number 15544; RUNNING THENCE southerly on a curve to the right having a radius of 25.00 feet a length of 39.27 feet to a point; RUNNING THENCE South 23 degrees 12’ 00” East 217. 00 feet to a point; RUNNING THENCE across Westchester Plaza North 66 degrees 48’ 00” East 25.00 feet to a point in Westchester Plaza; RUNNING THENCE southerly through Westchester Plaza on a curve to the right having a radius of 485.00 feet a distance of 76.37 feet to the point and place of beginning; RUNNING THENCE through lands belonging to Robert Martin Company the following courses and distances: 1. North 83 degrees 39’ 00” East 513.51 feet to a point; 2. South 06 degrees 21’ 00” East 477.59 feet; and 3. South 46 degrees 53’ 00” West 118.99 feet to lands now or formerly Westchester Hills Condominium; RUNNING THENCE along lands now or formerly Westchester Hills Condominium the following courses and distances: 1. South 83 degrees 02’ 00” West 235.80 feet; 2. South 77 degrees 27’ 00” West 38.20 feet; and 3. South 83 degrees 39’ 00” West 139.90 feet to a point; RUNNING THENCE in part along lands of The Robert Martin Company and partly through Westchester Plaza the following two (2) courses and distances: 1. North 06 degrees 21’ 00” West 489.41 feet to a point; and 2. Northwesterly on a curve to the left having a radius of 485.00 feet a distance of 66.26 feet to the point or place of BEGINNING. EXCEPTING THEREFROM so much thereof as was conveyed to the Town of Greenburgh by Deed recorded in Liber 690 cp 658. TOGETHER WITH the benefits and SUBJECT TO the burdens contained in Declaration of Right of Way recorded in Liber 6809 cp 253 and Liber 6879 cp 436. 73

EXHIBIT A - 3

INTENTIONALLY DELETED

EXHIBIT A - 4

INTENTIONALLY DELETED

EXHIBIT A — 5

INTENTIONALLY DELETED

EXHIBIT A- 6

INTENTIONALLY DELETED

EXHIBIT A -7 7 WESTCHESTER PLAZA All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point on the southerly side of Executive Boulevard distant 1155.29 feet easterly as measured along said southerly side of Executive Boulevard and Hunter Lane from the intersection of the southerly side of Hunter Lane with the easterly side of Saw Mill River Road, which said point of beginning is also distant 258.24 feet easterly from Monument 23 as shown on R.O. Map 15544 located on the said southerly side of Hunter Lane; RUNNING THENCE along the southerly side of Executive Boulevard, the following courses and distances: 1. Easterly on a curve to the left having a radius of 500.00 feet a distance of 121.73 feet to a point of tangency; 2. North 66 degrees 48’ 00” East 165.13 feet to a point; THENCE South 23 degrees 12’ 00” East 242.00 feet to a point of curve; THENCE southerly along a curve to the right having a radius of 485.00 feet a distance of 32.32 feet to a point on the center line of Westchester Plaza West; RUNNING THENCE along the center line of Westchester Plaza, South 66 degrees 48’ 00” West 288.17 feet to a point; THENCE South 83 degrees 39’ 00” West 80.34 feet to a point; THENCE North 06 degrees 21’ 00” West 277.67 feet to the point and place of BEGINNING. EXCEPTING THEREFROM so much thereof as was conveyed to the Town of Greenburgh by the deed recorded in Liber 6920 cp 658. TOGETHER WITH the benefits and SUBJECT TO the burdens as contained in a Declaration of Right of Way recorded in Liber 6809 cp 253 and Liber 6879 cp 436. 79

EXHIBIT A – 8 8 WESTCHESTER PLAZA All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled, “Subdivision Map of Cross-Westchester Industrial Park in the Town of Greenburgh, Westchester County, N.Y.”, made by Ward Carpenter Engineers, Inc., dated July 25, 1967 and filed in the Westchester County Clerk’s Office, Division of Land Records, on August 20, 1967 as Map No. 15544, being more particularly bounded and described as follows: BEGINNING at a point on the southeasterly side of Executive Boulevard measured and located on said map as follows: COMMENCING at the corner formed by the intersection of the easterly side of Saw Mill River Road and the southerly side of Hunter Lane as shown on said map; RUNNING thence along said southerly side of Hunter Lane and continuing along the southeasterly side of Executive Boulevard as said streets are laid out on said map the following courses and distances: 1. North 82 degrees 18’ 00” East 897.05 feet to a point marked as Monument No. 23 on said map, 2. North 82 degrees 18’ 00” East 244.71 feet to a point of curve, 3. In a northeasterly direction on a curve to the left having a radius of 500.00 feet, a distance of 135.26 feet to a point of tangency, 4. North 66 degrees 48’ 00” East 165.13 feet to the point or place of beginning; THENCE from said point of beginning and continuing along the southeasterly side of Executive Boulevard the following courses and distances: 1. North 66 degrees 48’ East 219.97 feet to a point, 2. Northeasterly on a curve to the right, having a radius of 895.00 feet, a distance of 243.77 feet to a point and 3. North 82 degrees 32’ East, a distance of 14.03 feet to a point; 80

THENCE South 6 degrees 21’ East 408.45 feet to a point in the center line of Westchester Plaza East (a Right of Way described in Liber 6879 cp 436); THENCE along the center line of Westchester Plaza East, South 83 degrees 39’ West 380.10 feet to a point in the center line of Westchester plaza (a Right of Way described in Liber 6809 cp 253); THENCE along the center line of Westchester Plaza, the following courses and distances: 1. Northwesterly on a curve to the left having a radius of 485.00 feet, a distance of 76.37 feet to a point and 2. North 23 degrees 12’ West 242.00 feet to the point or place of BEGINNING. TOGETHER WITH an easement for right of way over Westchester Plaza as set forth in Liber 6809 cp 253 and over Westchester Plaza East as set forth in Liber 6879 cp 436. 81

EXHIBIT A -9 50 EXECUTIVE BOULEVARD ALL that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York bounded and described as follows: BEGINNING at a point on the southerly side of Hunter Lane where the same is intersected by the easterly boundary line of lands now or formerly of Frank and Nicholas Gagliardi, said point being distant 897.05 feet easterly as measured along said southerly side of Hunter Lane from the intersection of said southerly side of Hunter Lane with the easterly side of Saw Mill River Road; RUNNING thence from said point of beginning in part along the southerly side of Hunter Lane and in part along the southerly side of Executive Boulevard the following two courses and distances: North 82 degrees 18’ 00” East 244.71 feet to a point of curve; and thence easterly on a curve to the left having a radius of 500 feet a distance of 13.53 feet to a point; RUNNING thence along lands of Robert Martin Company South 6 degrees 21’ 00” East 277.67 feet to a point and South 83 degrees 39’ 00” West 236.98 feet to lands now or formerly of Yukon Realty Corp; RUNNING thence along the same and along lands now or formerly of Frank and Nicholas Gagliardi North 10 degrees 49’ 00” West 272.23 feet to the southerly side of Hunter Lane to the point and place of BEGINNING. TOGETHER with the benefits and subject to the burdens as contained in the Declaration of Right of Way recorded in Liber 6809 Cp 253, and Liber 6809 Cp 261. 82

EXHIBIT A -10 77 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point on the northerly side of Executive Boulevard at the southwesterly corner of land now or formerly of One Riverdale Avenue Development Co., Inc., as the same is shown on a certain map entitled, “Subdivision Map of Cross Westchester Industrial park” filed in the Westchester County Clerk’s Office, Division of Land Records on August 28, 1967 as Map No. 15544, said point being the following two (2) courses and distances from the easterly end of a curve having a radius of 25.00 feet and an arc length of 39.27 feet which connects the easterly side of Clearbrook Road (formerly Romark Park Road) with the northerly side of Hunter Lane, as shown on Filed Map No. 15544: 1. North 82 degrees 18’ East 393.09 feet; and 2. South 07 degrees 29’ East 10.00 feet; RUNNING THENCE from said point of beginning, in part along the easterly line of land now or formerly of Aswaco Realty Corp., North 07 degrees 29’ 00” West 331.79 feet to property of the City of New York; THENCE along said property, North 82 degrees 32’ 00” East 280.17 feet to other land of One Riverdale Avenue Development Co., Inc.; THENCE along said land, South 07 degrees 29’ 00” East 275.37 feet to the northerly line of Executive Boulevard; THENCE along the northerly side of Executive Boulevard, South 66 degrees 48’ 00” West 145.59 feet to a point; THENCE on a curve to the right having a radius of 450.00 feet, a distance of 121.74 feet and South 82 degrees 18’ 00” West 19.81 feet to the point of BRGINNING. 83

EXHIBIT A -11 85 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled “Subdivision Map of Cross-Westchester Industrial Park in the Town of Greenburgh, Westchester Co., N.Y,” made by Ward Carpenter Engineers, Inc., Surveyors, dated July 25, 1967 and filed in the Westchester County Clerk’s Office, Division of Land Records, on August 28, 1967 as Map No. 15544, which said parcel is more particularly bounded and described as follows: BEGINNING at a point on the northwesterly side of Executive Boulevard distant northeasterly, as measured along the same, 1412.31 feet from its intersection with the easterly side of Saw Mill River Road; THENCE North 7 degrees 29’ West 275.37 feet to lands now or formerly of the City of New York; THENCE along said lands, North 82 degrees 32’ East 230.52 feet to a point; THENCE South 7 degrees 29’ East 210.44 feet to the northwesterly side of Executive Boulevard; THENCE along the said northwesterly side of Executive Boulevard, South 66 degrees 48’ West 239.51 feet to the point or place of BEGINNING. TOGETHER with the benefits and SUBJECT to the burdens imposed by a certain “Declaration to Lay and Maintain Pipes” recorded in Liber 6919 of conveyances at page 660. 84

EXHIBIT A -12 101 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point on the northerly side of Executive Boulevard, said point being distant 1651.82 feet easterly as measured along said northerly side of Executive Boulevard from the easterly side of Saw Mill River Road at the northeast corner of Parcel No. 54 as shown on Map #4977-B; RUNNING thence through lands of Robert Martin Company North 7 degrees 29’ 00” West 210.44 feet to lands of The City of New York; RUNNING thence along the same North 82 degrees 32’ 00” East 714.71 feet to a monument; RUNNING thence the following two courses and distances to the northerly side of Executive Boulevard: South 1 degrees 01’ 38” East 147.93 feet and South 30 degrees 23’ 40” West 108.80 feet; RUNNING thence along the northerly side of Executive Boulevard the following courses and distances: Southwesterly on a curve to the left having a radius of 275.00 feet a distance of 181.72 feet to a point; South 82 degrees 32’ 00” West 206.25 feet to a point of curve and continuing in a westerly direction along a curve to the left having a radius of 945.00 feet a distance of 259.50 feet to the point and place of BEGINNING. 85

 EXHIBIT A -13 300 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled “Subdivision Map of Cross-Westchester Industrial Park in the Town of Greenburgh, Westchester Co., N.Y.” made by Ward Carpenter Engineers, Inc., dated July 25, 1967 and filed in the Westchester County Clerk’s Office, Division of Land Records, on August 30, 1967 as Map No. 15544, being more particularly bounded and described as follows: BEGINNING at a point on the southerly side of Executive Boulevard distant 1921.92 feet easterly as measured along the southerly side of Hunter Lane and Executive Boulevard from the corner formed by the intersection of the easterly side of Saw Mill River Road and the southerly side of Hunter Lane as shown on said map; RUNNING THENCE along the southerly side of Executive Boulevard as shown on the aforesaid Filed Map No. 15544, North 82 degrees 32’ 00” East 192.22 feet to a point of curve; THENCE continuing along the southwesterly side of Executive Boulevard on a curve to the right having a radius of 225.00 feet a distance of 219.53 feet to a corner; RUNNING THENCE in a westerly direction through property now or formerly of Robert Martin Properties, Inc., South 83 degrees 39’ 00” West 125.57 feet to a corner; THENCE continuing in a southerly direction through property now or formerly of Robert Martin Properties, Inc., the following three (3) courses and distances: 1. South 06 degrees 21’ 00” East 4.20 feet to a point of curve; 2. Southerly on a curve to the right having a radius of 25.00 feet a distance of 18.92 feet to a point; and 3. South 06 degrees 21’ 00” East 295.61 feet to the southeasterly corner of the herein described premises and the center line of Westchester Plaza East as recited in Declaration of Right of Way recorded in the County Clerk’s Office, Division of Land Records, Westchester County, New York in Liber 6879 cp 436; RUNNING THENCE in a westerly direction along the center line of Westchester Plaza East, South 83 degrees 39’ 00” West 248.00 feet to the southwesterly corner of the herein described premises; RUNNING THENCE in a northerly direction through property now or formerly of Robert Martin Properties, Inc., North 06 degrees 21’ 00” West 408.45 feet to the aforesaid southerly side of Executive Boulevard, the point or place of BEGINNING. TOGETHER WITH the benefits and SUBJECT TO the burdens as set forth in a Declaration of Right of Way recorded in Liber 6879 cp 436. TOGETHER WITH the benefits and SUBJECT TO the burdens as set forth in Declaration of Easements recorded in Liber 8160 cp 206. EXHIBIT A -14 350 EXECUTIVE BOULEVARD 87

All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled, “Subdivision Map of Cross-Westchester Industrial Part of the Town of Greenburgh, Westchester County, N.Y.” made by Ward Carpenter Engineers, Inc. dated July 25, 1967 and filed in the Westchester County Clerk’s office, Division of Land Records on August 28, 1967 as Map No. 15544, being more particularly bounded and described as follows: BEGINNING at a point on the southwesterly side of Executive Boulevard measured and located on said map as follows: COMMENCING at the corner formed by the intersection of the easterly side of Saw Mill River Road and the southerly side of Hunter Lane as shown on said map; RUNNING THENCE along said southerly side of Hunter Lane and continuing along the southerly and southwesterly sides of Executive Boulevard as said streets are laid out on said map, the following seven (7) courses and distances; 1. North 82 degrees 18’ 00” East 897.05 feet to a point marked as Monument No. 23 on said map; 2. North 82 degrees 18’ 00” East 244.71 feet to a point of curve; 3. In a northeasterly direction, on a curve to the left having a radius of 500.00 feet, a distance of 135.26 feet to a point of tangency; 4. North 66 degrees 48’ 00” East 385.10 feet to a point of curve; 5. In general easterly direction, on a curve to the right having a radius of 895.00 feet, a central angle of 15 degrees 44’ 00”, a distance of 245.77 feet as per actual measurement and computation (243.77 feet as shown on said map) to a point of tangency; 6. North 82 degrees 32’ 00” East 206.25 feet to a point of curve; -continued- TOGETHER WITH a Right of Way for the purpose of installing, maintaining, repairing and replacing an underground sanitary sewer line or lines and an underground gas line or lines more particularly described in a Declaration of Easements set forth in Liber 8160 cp 206. 88

7. In southeasterly direction, on a curve to the right having a radius of 225.00 feet, a distance of 219.53 feet to the point or place of beginning of the premises herein being described, which beginning point marks the northeasterly corner of said premises; RUNNING THENCE southerly along the westerly side of Executive Boulevard: 1. On a curve to the right having a radius of 225.00 feet, a distance of 133.90 feet to a point; and 2. Continuing along said side of Executive Boulevard on a course South 07 degrees 28’ East 191.66 feet to a point which is the southeasterly corner of premises being described; RUNNING THENCE along the center line of Westchester Plaza East, as defined in a certain Declaration of Right of Way recorded in Liber 6879 of Conveyances at page 436, on a course South 83 degrees 39’ West 177.25 feet to a point; RUNNING THENCE northwesterly on a course North 06 degrees 21’ West 295.61 feet to a point of curve; RUNNING THENCE northerly, on a curve to the left having a radius of 25.00 feet, a distance of 18.92 feet to a point; THENCE North 06 degrees 21’ West 4.20 feet to a point; RUNNING THENCE northeasterly on a course North 83 degrees 39’ East 125.57 feet to a point on the westerly side of Executive Boulevard to the place of BEGINNING. TOGETHER WITH the rights derived under and SUBJECT To the burdens imposed by agreement creating Rights of Way dated August 25, 1969 and recorded in the Westchester County Clerk’s office, Division of Land Records in Liber 6879 of Conveyances at page 436. 89

EXHIBIT A -15 399 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point in the northeasterly side of Executive Boulevard distant 2468.44 feet easterly and southerly along the northerly side of Hunter Lane and in general along the northerly and northeasterly sides of Executive Boulevard from the intersection of the northerly side of Hunter Lane with the easterly side of Saw Mill River Road at the northeast corner of Parcel #54 as shown on Map No. 4977-8; RUNNING THENCE from said point of beginning, North 82 degrees 32’ 00” East 379.15 feet to lands of The City of New York; RUNNING THENCE along the same: 1. North 80 degrees 58’ 00” East 148.30 feet; and 2. South 01 degree 15’ 00” West 312.66 feet to a point; RUNNING THENCE through lands of The Robert Martin Company, South 82 degrees 32’ 00” West 468.09 feet to the easterly side of Executive Boulevard; RUNNING THENCE along said easterly side of Executive Boulevard, the following courses and distances: 1. Northwesterly on a curve to the right having a radius of 225.00 feet a distance of 5.027 feet; 2. North 07 degrees 28’ 00” West 220.10 feet to a point of curve; and 3. Northwesterly on a curve to the left having a radius of 275.00 feet a distance of 81.06 feet to the point and place of BEGINNING. 90

EXHIBIT A -16 400 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled “Subdivision Map of Cross-Westchester Industrial Park in the Town of Greenburgh, Westchester Co., N.Y.” made by Ward Carpenter Engineers, Inc. dated July 25, 1967 and filed in the Westchester County Clerk’s Office, Division of Land Records, on August 20, 1967 as Map No. 15544, being more particularly bounded and described as follows: BEGINNING at a point on the southwesterly side of Executive Boulevard distant 2659.23 feet (by deed, 2657.23 feet as shown on Filed Map No. 15544 based on field survey) as measured in a general easterly and southerly direction along the general southerly sides of Hunter Lane and the general southerly and westerly sides of Executive Boulevard from the corner formed by the intersection of the southerly side of Hunter Lane with the easterly side of Saw Mill River Road; THENCE along the southwesterly side of Executive Boulevard, the following courses and distances: 1. South 07 degrees 28’ East 28.44 feet to a point of curve; 2. Southeasterly on a curve to the left having a radius of 275.00 feet a distance of 224.86 feet to a point; and 3. South 54 degrees 19’ East 116.016 feet to lands now or formerly of Robert F. Weinberg and Martin S. Berger; THENCE along said lands, South 34 degrees 37’ West 612.288 feet to lands now or formerly of Harry and Mildred Lewis; THENCE along said lands, North 43 degrees 07’ West 272.807 feet to a point and other lands now or formerly of Robert Martin Properties, Inc.; THENCE along said lands, the following courses and distances: 1. North 46 degrees 53’ 00” East 118.99 feet to a point; 2. North 06 degrees 21’ West 477.59 feet to a point; and 3. North 83 degrees 39’ East 291.84 feet to the point or place of BEGINNING. TOGETHER WITH the benefits and SUBJECT to the burdens as set forth in a Declaration of Right of Way recorded in Liber 6879 cp 436 in Declaration of Easement for Parking and Right of Way recorded in Liber 6962 cp 172 as amended in Liber 7223 cp 693 and further amended in Liber 8273 cp 197. 91

EXHIBIT A -17

INTENTIONALLY DELETED

EXHIBIT A -18 525 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled, “Subdivision Map of Cross-Westchester Industrial Park of the Town of Greenburgh, Westchester County, N.Y.” made by Ward Carpenter Engineers, Inc., surveyors, dated July 25, 1967 and filed in the Westchester County Clerk’s Office, Division of Land Records on August 28, 1967 as Map No. 15544, which said parcel is more particularly bounded and described, according to said map, as follows: BEGINNING at a point on the northeasterly side of Executive Boulevard distant 225.12 feet southeasterly as measured along the same from Monument No. 12 as shown on said map; THENCE North 82 degrees 32’ East 468.09 feet to lands of the City of New York; THENCE along said lands, the following courses and distances: 1. South 01 degree 15’ 00” West 385.94 feet to a point; 2. South 50 degrees 43’ 00” West 99.30 feet to a point; 3. South 17 degrees 46’ 00” East 134.40 feet to a Monument No. 15; and 4. South 25 degrees 55’ 00” West 123.51 feet to a Monument No. 16 on the easterly side of Executive Boulevard; THENCE along the general easterly and northeasterly sides of Executive Boulevard, the following courses and distances: 1. Northwesterly on a curve to the left having a radius of 275.00 feet, a distance of 385.09 feet to a point; 2. North 54 degrees 19’ 00” West 231.19 feet to a point; 3. Northwesterly on a curve to the right having a radius of 225.00 feet, a distance of 178.96 feet to the point or place of BEGINNING. TOGETHER WITH the benefits to be derived under and SUBJECT TO the burdens imposed by a certain Easement Agreement made between Robert Martin Properties, Inc. and First American Artificial Flowers, Inc. dated 5/16/72 and recorded 10/4/72 in Liber 7085 cp 104. TOGETHER WITH all rights, benefits and easements appurtenant thereto. 93

EXHIBIT A -19 11 CLEARBROOK ROAD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point on the westerly side of Clearbrook Road distant 715.99 feet southerly from the southerly end of a curve having a radius of 25.00 feet connecting the westerly side of Clearbrook Road with the southerly side of Grasslands Road; RUNNING THENCE along the westerly side of Clearbrook Road, the following two (2) courses and distances: 1. due South 487.79 feet; 2. Southerly along the arc of curve to the left having a radius of 540.00 feet a distance of 60.27 feet; THENCE still along Clearbrook Road and continuing along land now or formerly of Hodis, South 77 degrees 22’ 25” West 511.68 feet to a point; THENCE the following two (2) courses and distances: 1. North 09 degrees 38’ 10” West 297.42 feet to a point; and 2. North 10 degrees 39’ 07” West 239.04 feet to land now or formerly of Heritage Corporate Development; THENCE along said last mentioned land, North 77 degrees 25’ 10” East 604.41 feet to the point or place of BEGINNING. TOGETHER WITH the benefits as set forth in Declaration of Right of Way recorded in Liber 7256 cp 100 and Liber 7256 cp 107 and as set forth in Declaration of right to lay pipes and maintain same recorded in Liber 7256 cp 94 and as set forth in Declaration of (A) Parking Easement and (B) Ingress and Egress Easement recorded in Liber 7326 cp 349. 94

EXHIBIT A-20 75 AND 125 CLEARBROOK ROAD All that certain plot, piece or parcel of land known as Parcel 3 in the Town of Greenburgh, Westchester County, New York, as shown on a certain map entitled, “Comprehensive Development Plan and Subdivision Plat prepared for Heritage Corporate Park, in the Town of Greenburgh, Westchester County, New York, Scale 1”-50’, dated December 16, 1988, prepared by Kenneth B. Salzman, Land Surveyor, filed on December 28, 1988 as Map No. 23,520”, described as: BEGINNING in the west line of Clearbrook Road at the north line of lands now or formerly of Robert Martin Company, all as depicted on a certain map entitled: “Subdivision Map of Cross Westchester Executive Park II in the Town of Greenburgh, filed on September 21, 1973 as Map No. 18045”; THENCE along lands now or formerly of Robert Martin Company, South 77 degrees 25’ 10” West 604.41 feet to the east line of lands now or formerly of Swapco Associates at Greenburgh; THENCE along the same North 12 degrees 34’ 50” West 230.00 feet; THENCE due West 245.00 feet to lands now or formerly of the Town of Greenburgh, also designated as Parcel No. 303-1, as depicted on a certain map filed on June 25, 1979 as Map No. 19968; THENCE along the same North 2 degrees 28’ 30” West 55.00 feet, North 15 degrees 29’ 54” East 10.01 feet to the south line of Parcel 2; THENCE along the same North 76 degrees 03’ 36” East 526.59 feet to the west lien of Parcel 1; THENCE along the same and along the south line and east line of parcel 1, South 13 degrees 56’ 24” East 11.24 feet, North 76 degrees 03’ 36” East 243.10 feet, due North 449.98 feet to the south line of Parcel No. 13 as depicted on a certain map filed on May 5, 1986 as Map No. 22300; THENCE along the same South 72 degrees 32’ 04” East 162.48 feet to the intersection of a 25 foot radius curve in the west line of the aforementioned Clearbrook Road; THENCE along said, curve concave to the west through a central angle of 45 degrees 57’ 04” an arc distance of 20.05 feet to a point of reverse curvature; THENCE along a 425.00 foot radius curve concave to the east through a central angle of 18 degrees 20’ 07” an arc distance of 136.0 feet to a point of tangency; THENCE continuing along the west line of Clearbrook Road due South 580.00 feet to the point of BEGINNING. 95

EXHIBIT A-21 100 CLEARBROOK ROAD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled “Subdivision Map of Cross-Westchester Executive Park II in the Town of Greenburgh, Westchester Co., New York” made by Ward Carpenter Engineers, Inc., Surveyors, dated September 26, 1972 and filed in the Westchester County Clerk’s Office, Division of Land Records, on September 21, 1973 as Map No. 18045, which said parcel is more particularly bounded and described as follows: BEGINNING at a point on the easterly side of Clearbrook Road distant southerly as measured along said easterly side of Clearbrook Road, due South 18.43 feet from “proposed monument 2” as shown on the aforesaid map; RUNNING THENCE northerly along the easterly side of Clearbrook Road, due North 18.43 feet and the following: 1. On a curve to the right having a radius of 3553.25 feet a central angle of 05 degrees 22’ 00” a distance of 332.82 feet; 2. On a curve to the right having a radius of 361.00 feet a central angle of 11 degrees 18’ 18” a distance of 71.23 feet; 3. On a curve to the right having a radius of 25.00 feet a central angle of 97 degrees 27’ 02” a distance of 42.52 feet to the southerly side of Grasslands Road; RUNNING THENCE easterly along the southerly side of Grasslands Road: 1. South 65 degrees 52’ 40” East 58.30 feet; 2. South 71 degrees 38’ 50” East 98.68 feet; 3. South 74 degrees 50’ 40” East 106.03 feet; 4. South 07 degrees 26’ 00” East 5.00 feet to a monument and the westerly line of lands of the City of New York; RUNNING THENCE southerly along the westerly line of lands of the City of New York, South 07 degrees 26’ 00” East 309.99 feet to the southeasterly corner of the herein described premises; 96

RUNNING THENCE westerly through land now or formerly of Robert Martin Properties, Inc., South 82 degrees 32’ 00” West 355.68 feet to the point or place of BEGINNING. TOGETHER WITH the benefits and SUBJECT TO the burdens of an easement for ingress and egress as set forth in a Declaration of Right of Way recorded in Liber 7256 cp 100; TOGETHER WITH the benefits and SUBJECT TO the burdens as set forth in “Declaration of Right to Lay Pipes and Maintain Same” recorded in Liber 7256 cp 120. 97

EXHIBIT A-22

INTENTIONALLY DELETED

EXHIBIT A-23 150 CLEARBROOK ROAD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, being a portion of lands shown on a certain map entitled, “Subdivision Map of Cross Westchester Executive Park II in the Town of Greenburgh, Westchester Co., N.Y.”, made by Ward Carpenter Engineer, Inc., Surveyors, dated September 26, 1972 and filed in the Westchester County Clerk’s Office, Division of Land Records on September 21, 1973 as Map No. 18045, which said parcel is more particularly bounded and described as follows: BEGINNING at a point on the easterly side of Clearbrook Road distant southerly, as measured along said easterly side of Clearbrook Road, due South 18.43 feet from “prop. Mon. 2” as shown on the aforesaid map; RUNNING THENCE easterly from said point of beginning through lands of Robert Martin Company, North 82 degrees 32’ 00” East 355.68 feet to the northeasterly corner of the herein described premises and the westerly line of lands of the City of New York; RUNNING THENCE southerly along the westerly line of lands of the City of New York: 1. South 07 degrees 26’ 00” East 104.96 feet; 2. South 12 degrees 32’ 00” East 27.70 feet; 3. South 07 degrees 30’ 00” East 76.70 feet; 4. South 07 degrees 19’ 00” East 252.06 feet to the southeasterly corner of the herein described premises; RUNNINC THENCE westerly through lands of Robert Martin Company, South 82 degrees 32’ 00” West 417.90 feet to the southwesterly corner of the herein described premises and the easterly side of Clearbrook Road; RUNNING THENCE along the easterly side of Clearbrook Road, due North 465.28 feet to the northwesterly corner of the herein described premises and the point or place of BEGINNING. TOGETHER WITH the benefits as set forth in Declaration of Right of Way in Liber 7256 cp 100 and Liber 7256 cp 107 and as set forth in Declaration of right to lay pipes and maintain same in Liber 7256 cp 94 and as set forth in Declaration of (A) Parking Easement and (B) Ingress and Egress Easement in Liber 7326 cp 349. 99

EXHIBIT A-24 175 CLEARBROOK ROAD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point on the westerly side of Clearbrook Road distant 715.99 feet southerly from the southerly end of a curve having a radius of 25.00 feet connecting the westerly side of Clearbrook Road with the southerly side of Grasslands Road; RUNNING THENCE along the westerly side of Clearbrook Road, the following two (2) courses and distances: 1. due South 487.79 feet; 2. Southerly along the arc of curve to the left having a radius of 540.00 feet a distance of 60.27 feet; THENCE still along Clearbrook Road and continuing along land now or formerly of Hodis, South 77 degrees 22’ 25” West 511.68 feet to a point; THENCE the following two (2) courses and distances: 1. North 09 degrees 38’ 10” West 297.42 feet to a point; and 2. North 10 degrees 39’ 07” West 239.04 feet to land now or formerly of Heritage Corporate Development; THENCE along said last mentioned land, North 77 degrees 25’ 10” East 604.41 feet to the point or place of BEGINNING. TOGETHER WITH the benefits as set forth in Declaration of Right of Way recorded in Liber 7256 cp 100 and Liber 7256 cp 107 and as set forth in Declaration of right to lay pipes and maintain same recorded in Liber 7256 cp 94 and as set forth in Declaration of (A) Parking Easement and (B) Ingress and Egress Easement recorded in Liber 7326 cp 349. 100

EXHIBIT A-25 200 CLEARBROOK ROAD All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point, in the easterly side of Clearbrook Road distant 899.45 feet northerly from the northerly end of a curve having a radius of 25.00 feet which curve connects the easterly side of Clearbrook Road with the northerly side of Hunter Lane; RUNNING THENCE along the easterly side of Clearbrook Road, the following four (4) courses and distances: 1. North 10 degrees 15’ 00” West 129.66 feet; 2. South 77 degrees 22’ 25” West 3.49 feet; 3. Northerly along the arc of a curve to the right having a radius of 490.00 feet a distance of 49.23 feet; 4. due North 285.51 feet; THENCE along other lands of Robert Martin Company, North 82 degrees 32’ 00” East 417.90 feet to land of the City of New York; THENCE along the last mentioned land, South 07 degrees 19’ 00” East 461.34 feet to other property of Robert Martin Company; THENCE along the same, South 82 degrees 32’ 00” West 447.96 feet to the point and place of BEGINNING. TOGETHER WITH the benefits as set forth in Declaration of Right of Way recorded in Liber 7172 cp 206 and Liber 7256 cp 107. EXHIBIT A-26 250 CLEARBROOK ROAD 101

All that certain plot, piece or parcel of land situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York, bounded and described as follows: BEGINNING at a point on the easterly side of Clearbrook Road distant 423.45 feet northerly as measured along the easterly side of Clearbrook Road from the northerly end of a curve having a radius of 25 feet connecting the northerly side at Hunter Lane with the easterly side of Clearbrook Road; RUNNING THENCE North 10 degrees 15’ West along said easterly side of Clearbrook Road 476.08 feet to a point; THENCE along other property of Robert Martin Company, North 82 degrees 32’ East 447.96 feet to land now or formerly of the City of New York; THENCE along said land of the City of New York: 1. South 07 degrees 19’ East 173.80 feet; and 2. South 07 degrees 29’ East 301.60 feet to a point; THENCE along other property of Robert Martin Company, South 82 degrees 31’ West 424.47 feet to the easterly side of Clearbrook Road at the point and place of BEGINNING. TOGETHER WITH the benefits over a certain right of way as set forth in Liber 7172 cp 206. 102

EXHIBIT A-27 1 ODELL PLAZA All that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York, said parcel being more particularly bounded and described as follows: BEGINNING at a point on the southerly side of Odell Avenue, distant 474.04 feet easterly as measured along said southerly side of Odell Avenue from the corner formed by the intersection of the easterly side of North Broadway and the southerly side of Odell Avenue; THENCE along said southerly side of Odell Avenue, the following courses and distances: 1. South 78 degrees 13’ 00” East 180.79 feet to a point of curve; THENCE in an easterly direction on a curve to the right having a radius of 535.00 feet a distance of 222.08 feet to a point of tangency; THENCE South 54 degrees 26’ 00” East 110.51 feet to a point of curve; THENCE in a southeasterly direction on a curve to the right having a radius of 190.00 feet a distance of 47.07 feet to a point; THENCE leaving the southerly side of Odell Avenue, South 49 degrees 45’ 37” West 45.00 feet to a point of curve; THENCE in a southwesterly direction on a curve to the left having a radius of 238.41 feet (a chord bearing of South 41 degrees 22’ 46” West 69.49 feet), an arc distance of 69.74 feet to a point of tangency; THENCE South 33 degrees 00’ 00” West 120.00 feet to a point of curve; THENCE in a southwesterly direction on a curve to the left having a radius of 251.07 feet (a chord bearing of South 27 degrees 13’ 59” West 50.45 feet), an arc distance of 50.53 feet to a point of tangency; -continued- 103

THENCE the following courses and distances: 1. South 21 degrees 28’ 05” West 134.11 feet; 2. South 12 degrees 31’ 42” West 74.73 feet; and 3. North 68 degrees 31’ 55” West 564.40 feet to lands now or formerly of Frederick Von Saal; THENCE along said last mentioned lands and partially along lands now or formerly of H. and R. Schwartz and lands now or formerly of Robert L. Tully, the following courses and distances: 1. North 21 degrees 30’ 42” East 166.52 feet; 2. South 74 degrees 54’ 54” East 99.87 feet; 3. North 21 degrees 22’ 48” East 197.80 feet; and 4. North 11 degrees 47’ 00” East 129.07 feet to a point on the southerly side of Odell Avenue to the point or place of BEGINNING. TOGETHER WITH the benefits and SUBJECT TO the burdens of the Declaration of Easements recorded in Liber 7763 cp 408 as amended and modified in Liber 7837 cp 723, Liber 7857 cp 375 and Liber 9025 cp 130 and the License Agreement contained in Liber 7752 cp 427 as partially assigned by Liber 7763 cp 527. 104

EXHIBIT A-28 3 ODELL PLAZA ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Yonkers, County of Westchester and State of New York, and being more particularly bounded and described as follows: BEGINNING at a point on the southwesterly side of Odell Avenue, said point being distant 1034.49 feet as measured along the southwesterly and southerly side of Odell Avenue from its intersection with the easterly side of North Broadway; RUNNING THENCE from said point of beginning along the southwesterly side of Odell Avenue, on a curve to the right, having a radius of 190.00 feet, a length of 75.21 feet to a point; RUNNING THENCE in a northeasterly direction and crossing Odell Avenue North 72 degrees 26 minutes 24 seconds East 90.00 feet to a point; RUNNING THENCE in a southerly direction, on a curve to the right, having a radius of 280.00 feet, a length of 46.19 feet to a point; THENCE south 8 degrees 6 minutes 30 seconds East 567.25 feet to a point; RUNNING THENCE in a westerly direction, South 89 degrees 4 minutes 00 seconds West 454.79 feet to a point; RUNNING THENCE in a northerly direction, North 0 degrees 44 minutes 18 seconds West (deed “East”) 178.96 feet; RUNNING THENCE North 12 degrees 31 minutes 42 seconds East 124.73 Feet; RUNNING THENCE North 21 degrees 28 minutes 5 seconds East 134.11 feet; THENCE on a curve to the right, having a radius of 251.07 feet, a length of 50.53 feet; THENCE north 33 degrees 00 minutes 00 seconds East 120.00 feet; THENCE on a curve to the right, having a radius of 238.41 feet, a length of 69.74 feet; THENCE North 49 degrees 45 minutes 37 seconds East 45.00 feet to the southwesterly side of Odell Avenue and the point or place of BEGINNING. EXCEPTING from the above described premises that portion thereof lying in the bed of former Odell Avenue; said excepted parcel being more particularly bounded and described as follows: BEGINNING at a point on the southwesterly side of Odell Avenue, said point being distant easterly 1,109.70 feet as measured along the southwesterly and southerly side of Odell Avenue from its intersection with the easterly side of North Broadway; THENCE over Odell Avenue along a radial line of North 72 degrees 26 minutes 24 seconds East 50.00 feet to a point; 105

THENCE in a southerly direction along the easterly side of Odell Avenue on a curve to the right having a radius of 240.00 feet, an arc length of 39.60 feet commencing on a radial of North 72 degrees 26 minutes 24 seconds East; THENCE south 8 degrees 06 minutes 30 seconds East 425.99 feet to a point of curvature; THENCE on a curve to the right having a radius of 3,065 feet, an arc length of 135.60 feet (deed 135.92 feet) to a point on the southerly side of the herein described parcel; THENCE over Odell Avenue in a westerly direction South 89 degrees 04 minutes 00 seconds West 50.17 feet to a point on the westerly side of Odell Avenue; THENCE in a northerly direction on a curve to the left having a radius of 3,015 feet, an arc length of 129.33 feet (deed 129.63 feet) to a point of tangency; THENCE North 8 degrees 06 minutes 30 seconds West 425.99 feet to a point of curvature; THENCE on a curve to the left having a radius of 190.00 feet, an arc length of 31.24 feet to a point, the point and place of beginning. TOGETHER with the benefits but subject to the burdens of a certain License Agreement recorded in Liber 7752 Page 47, assigned in Liber 7763 Page 527 and further assigned in Liber 12618 Page 222, and also TOGETHER with the benefits but SUBJECT to the burdens of a Declaration recorded in Liber 7763 Page 408, supplemented in Liber 7837 Page 723 and Liber 7857 Page 357 and amended in Liber 9025 Page 130, Liber 9436 Page 14 and Liber 9620 Page 115. 106

EXHIBIT A-29 5 AND 7 ODELL PLAZA PARCEL A All that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York being bounded and described as follows: The point of the within described parcel is located the following courses and distances from the corner formed by the intersection of the easterly side of North Broadway with the southerly side of Odell Avenue: RUNNING along the southerly side of Odell Avenue, South 78 degrees 13’ 00” East 474.04 feet; THENCE partly through lands now or formerly of Robert Martin Company and partly along the lands now or formerly of Robert L. Tully, now or formerly of H. and R. Schwartz and now formerly of Frederick Von Saal, the following four (4) courses and distances: 1. South 11 degrees 47’ 00” West 129.07 feet; 2. South 21 degrees 22’ 48” West 197.80 feet; 3. North 74 degrees 54’ 54” West 99.87 feet; 4. South 21 degrees 30’ 42” West 166.52 feet to the point of beginning of the within described parcel; THENCE through the lands now or formerly of Robert Martin Company, the following five (5) courses and distances: 1. South 68 degrees 31’ 55” East 564.40 feet; 2. South 12 degrees 31’ 42” West 50.00 feet; 3. South 00 degrees 44’ 18” East 178.96 feet; 4. South 21 degrees 27’ 28” West 222.05 fact; 5. North 68 degrees 32’ 32” West 529.77 feet to the lands now or formerly of Erwin H. Rock; THENCE along said lands and continuing along the lands now or formerly of Designer Homes, Inc. and Dorman & Wilson and now or formerly of Frederick Von Saal, the following three (3) courses and distances: 1. North 21 degrees 28’ 05” East 265.92 feet; 2. North 72 degrees 06’ 46” West 110.42 feet; 3. North 21 degrees 30’ 42” East 178.22 feet to the point and place of BEGINNING. TOGETHER WITH the benefits and SUBJECT TO the burdens of the Declaration of Easements recorded in Liber 7763 cp 408 as amended and modified in Liber 7837 cp 723, Liber 7857 cp 375 and Liber 9025 cp 130 and the License Agreement contained in Liber 7752 cp 427 as partially assigned by Liber 7763 cp 527. 107

PARCEL B ALL that certain piece or parcel of land situate, lying and being located in the city of Yonkers, County of Westchester, State of New York and being more particularly bounded and described as follows: Beginning at a point formed by the division line between property now or formerly ASCRE, LLC (Tax Lot 56, Block 3415), property now or formerly Robert Martin Company LLC (Tax Lot 94, Block 3415); thence over and across property now or formerly Robert Martin Company LLC (Tax Lot 94, Block 3415). S. 21º27’28” W., a distance of 50.00 feet; thence N. 68º32’32” W., a distance of 207.54 feet; thence N. 21º27’28’’ E., a distance of 50.00 feet to a point on the division line between property now or formerly So. Westchester Associates L.P. (Tax Lot 54, Block 3415), property now or formerly Robert Martin Company LLC (Tax Lot 94, Block 3415); thence along said division line, S. 68º32’32” E., a distance of 207.54 feet to the point and place of beginning. Being part of the same premises conveyed to the party of the first party herein by deed recorded on 1/3/13 as Control No. 523623476. Containing 10,377 square feet or 0.2382 acres, more or less. 108

EXHIBIT A-30

INTENTIONALLY DELETED

EXHIBIT A-31 1 EXECUTIVE BOULEVARD ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Yonkers, Westchester County, New York, being more particularly bounded and described as follows: BEGINNING at a point on the easterly side of North Broadway, which point is at the southwesterly corner of lands now or formerly of Julia Dyckman Andrus Memorial, as shown on the Subdivision Map prepared for Robert Martin Company in the City of Yonkers, dated April 30, 1981, and filed in the Office of the Clerk of Westchester County (Division of Land Records) on March 25, 1982, as Map No. 20862; RUNNING thence along the southerly side of lands now or formerly of the said Julia Dyckman Andrus Memorial as shown on the aforesaid Filed Map, the following eleven (11) courses and distances: South 63 degrees 16’ 29” East 43.90 feet; South 68 degrees 44’ 30” East 19.74 feet; South 69 degrees 27’ 36” East 54.28 feet; South 73 degrees 30’ 27” East 85.71 feet; South 73 degrees 31’ 35” East 91.84 feet; South 77 degrees 22’ 06” East 60.87 feet; North 84 degrees 48’ 08” East 58.44 feet; South 89 degrees 27’ 14” East 8.52 feet; South 86 degrees 30’ 30” East 50.47 feet; South 82 degrees 37’ 46” East 10.27 feet; and South 76 degrees 38’ 44” East 20.86 feet. RUNNING thence through property now or formerly of Robert Martin Company, the following four (4) courses and distances: South 29 degrees 37’ 16” West 218.09 feet; South 60 degrees 22’ 44” East 107.54 feet; South 13 degrees 35’ 32” West 229.82 feet; and South 29 degrees 37’ 16” West 149.78 feet to a point on the northerly side of Executive Boulevard as shown on the aforesaid Filed Map; THENCE along the northerly side of Executive Boulevard and easterly side of North Broadway, as shown on the aforesaid Map, the following three (3) courses and distances: 110

North 60 degrees 22’ 44” West 607.50 feet; Northerly on a curve to the right, connecting the northerly side of Executive Boulevard to the easterly side of North Broadway, having a radius of 44.00 feet, a distance of 69.22 feet, the beginning point of said curve having a radial of North 29 degrees 36’ 45” East and the end point of the curve having a radial of South 60 degrees 14’ 32” East; and North 29 degrees 55’ 28” East a distance of 403.39 feet, to the point or place of BEGINNING. TOGETHER WITH and SUBJECT TO a 24 foot wide access easement running along the easterly portion of the above described premises as contained in Liber 7837 cp 723 and modified by Amended and Restated Supplementary Declaration of South Westchester Executive Park Maintenance Association dated October 12, 1987 and recorded in Liber 9025 cp 130. #191545 v8/54525-055 109

EXHIBIT A-32 2 EXECUTIVE PLAZA ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Yonkers, County of Westchester and State of New York, being more particularly bounded and described as follows: BEGINNING at a point on the southerly side of Executive Boulevard, said point being South 60 degrees 22’ 44” East 392.33 feet from the northeasterly end of a curve having a radius of 94.00 feet for a length of 147.43 feet, which curve connects the southeasterly side of North Broadway with the southwesterly side of Executive Boulevard (said curve and the alignment of Executive Boulevard being shown on a certain map entitled. “Subdivision Map Prepared for Robert Martin Company in the City of Yonkers, Westchester County, N.Y.” prepared by Ward Carpenter Engineers, Inc. dated April 30, 1981, and filed in the Westchester County Clerk’s office (Division of Land Records) on March 23, 1982 as Map No. 20862; RUNNING thence from said point of beginning, the following courses and distances: 1. South 60 degrees 22’ 43” East 170.08 feet, along the southwesterly side of Executive Boulevard; 2. South 29 degrees 37’ 16” West 71.00 feet; 3. South 60 degrees 22’ 44” East 39.00 feet; 4. South 17 degrees 52’ 08” West 139.00 feet; 5. South 18 degrees 52’ 19” East 42.67 feet; 6. South 29 degrees 47’ 54” West 18.00 feet; 7. North 60 degrees 11’ 26” West 295.00 feet; 8. North 29 degrees 48’ 00” East 227.48 feet; THENCE along an easterly curve to the right having a radius of 25.00 feet for a distance of 39.19 feet to the southerly side of Executive Boulevard, the point of BEGINNING. Subject, however, to the rights of the Mortgagor to create road, drainage, sewer, water, and driveway easements over the subject property, subject however to the provisions of South Westchester Executive Park Maintenance Association Declaration dated May 3, 1982, recorded in the Office of the Clerk of Westchester County (Division of Land Records) (“Clerk’s office”) on May 5, 1982, in Liber 7763 of conveyances, at page 408, as amended and supplemented by the (i) Supplementary Declaration made as of June 8, 1983, recorded in the Clerk’s Office on June 13, 1983, in Liber 7837 of conveyances, at page 723, (ii) Supplementary Declaration No. 2, made as of August 15, 1983, recorded in the Clerk’s Office on August 29, 1983, in Liber 7857 of conveyances, at page 375, and (iii) Amended and Restated Supplementary Declaration, made as of October 12, 1987, recorded in the Clerk’s Office on November 12, 1987, in Liber 9025 of conveyances, at page 130. #191545 v8/54525-055 110

EXHIBIT A-33 3 EXECUTIVE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York, being more particularly bounded and described as follows: BEGINNING at a point located at the easterly end of the following eleven (11) courses and distances, the westerly point of beginning of such eleven (11) courses and distances being at a point on the southwesterly corner of lands now or formerly of Julia Dyckman Andrus Memorial, as shown on the subdivision Map prepared for Robert Martin Company in the City of Yonkers, dated April 30, 1981 and filed in the Office of the Clerk of Westchester County (Division of Land Records) on March 25, 1982 as Map No. 20862, and which courses and distances then run along the southerly side of lands now or formerly of the said Julia Dyckman Andrus Memorial, as shown on the aforesaid filed map as follows: 1. South 63 degrees 16’ 29” East 43.90 feet; 2. South 68 degrees 44’ 30” East 19.74 feet; 3. South 69 degrees 27’ 36” East 54.28 feet; 4. South 73 degrees 30’ 27” East 85.71 feet; 5. South 73 degrees 31’ 35” East 91.84 feet; 6. South 77 degrees 22’ 06” East 60.87 feet; 7. North 84 degrees 48’ 08” East 58.44 feet; 8. South 89 degrees 27’ 14” East 8.52 feet; 9. South 86 degrees 30’ 30” East 50.47 feet; 10. South 82 degrees 37’ 46” East 10.27 feet; 11. South 76 degrees 38’ 44” East 20.86 feet to the point of beginning of the within described parcel; RUNNING THENCE from said point of beginning, the following four (4) courses and distances; 1. South 76 degrees 38’ 44” East 134.72 feet; 2. South 76 degrees 24’ 37” East 219.31 feet; 3. South 75 degrees 47’ 41” East 60.22 feet; 4. South 79 degrees 13’ 25” East 360.41 feet; #191545 v8/54525-055 111

RUNNING THENCE through property of Robert Martin Company, South 10 degrees 46’ 35” West 91.05 feet to a point on the northerly side of Executive Boulevard; THENCE along the northerly side of Executive Boulevard, southerly on a curve to the left having a radius of 328.00 feet a central angle of 34 degrees 13’ 29” a distance of 195.926 feet to a point; RUNNING THENCE through property of Robert Martin Company, the following six (6) courses and distances: 1. North 76 degrees 09’ 20” West 390.59 feet; 2. South 13 degrees 30’ 00” West 62.27 feet; 3. North 70 degrees 17’ 34” West 203.11 feet; 4. North 13 degrees 35’ 32” East 2.43 feet; 5. North 60 degrees 22’ 44” West 107.54 feet; 6. North 29 degrees 37’ 16” East 218.09 feet to the point or place of BEGINNING. TOGETHER WITH the benefits of and SUBJECT TO the burdens of a Declaration of Easements recorded in Liber 7763 cp 408, as amended and modified in Liber 7837 cp 723, Liber 7857 cp 375 and Liber 9025 cp 130. TOGETHER WITH a non-exclusive easement appurtenant to the premises described above, for the installation and maintenance of electric, gas and telephone lines over and across a thirty-two (32) foot wide strip over a portion of the premises on the southerly side of the premises described above (which adjacent premises on the south are identified as Block 3455 Lot 70 on the Tax Map of the City of Yonkers), the westerly and northerly boundary lines of such strip being described as follows: BEGINNING at a point on the northerly side of Executive Boulevard, as shown on map entitled, “Subdivision Map prepared for Robert Martin Company” prepared by Ward Carpenter Engineers, Inc. dated April 30, 1981 and filed in the County Clerk’s Office (Division of Land Records) Westchester County on March 25, 1982 as Map No. 20862, said point of beginning being distant South 60 degrees 22’ 44” East 607.50 feet as measured along the northerly side of Executive Boulevard, from the easterly end of a curve having a radius of 44.00 feet connecting North Broadway; RUNNING THENCE from said point of beginning along the westerly and then northerly line of the herein described thirty-two (32) foot wide strip with the following three (3) courses and distances: 1. North 29 degrees 37’ 16” East 149.78 feet; 2. North 13 degrees 35’ 32” East 227.39 feet; and 3. South 70 degrees 17’ 34” East 203.11 feet. #191545 v8/54525-055 112

EXHIBIT A-34 4 EXECUTIVE PLAZA ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Yonkers, County of Westchester and State of New York, being more particularly bounded and described as follows: BEGINNING at a point on the southerly side of Executive Boulevard, said point being South 60 degrees 22’ 44” East 290.33 feet from the northeasterly end of a curve having a radius of 94.00 feet for a length of 147.43 feet, which curve connects the southeasterly side of North Broadway with the southwesterly side of Executive Boulevard (said curve and the alignment of Executive Boulevard being shown on a certain map entitled “subdivision Map Prepared for Robert Martin Company in the City of Yonkers, Westchester County, N.Y.” prepared by Ward Carpenter Engineers, Inc. dated April 30, 1981, and filed in the Westchester County Clerk’s Office (Division of Land Records) on March 23, 1982 as Map No. 20862); RUNNING thence from said point of beginning, the following courses and distances: On a curve to the right having a radius of 25.00 feet, for a length of 39.35 feet; South 29 degrees 48’ 00” West 719.13 feet; South 60 degrees 11’ 42” East 329.39 feet; South 13 degrees 33’ 28” West 12.00 feet; South 62 degrees 43’ 47” East 102.88 feet; South 60 degrees 50’ 59” East 85.14 feet; North 12 degrees 35’ 02” East 521.32 feet; North 60 degrees 11’ 26” West 314.36 feet; North 29 degrees 48’ 00” East 227.48 feet to a point of curve to the right, having a radius of 25.00 feet, a length of 39.19 feet along the last mentioned curve to a point on the southerly side of Executive Boulevard; Along the southerly side of Executive Boulevard North 60 degrees 22’ 44” West 102.00 feet, to the point of BEGINNING. Subject, however, to the rights of the Mortgagor to create road, drainage, sewer, water, and driveway easements over the subject property, subject however to the provisions of South Westchester Executive Park Maintenance Association Declaration dated May 3, 1982, recorded in the Office of the Clerk of Westchester County (Division of Land Records) (“Clerk’s Office”) on May 5, 1982, in Liber 7763 of conveyances, at page 408, as amended and supplemented by the (i) Supplementary Declaration made as of June 8, 1983, recorded in the Clerk’s Office on June 13, 1983, in Liber 7837 of #191545 v8/54525-055 113

EXHIBIT A-35 6 EXECUTIVE PLAZA All that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York, being more particularly bounded and described as follows: BEGINNING at a point on the southerly side of Executive Boulevard, said point being distant South 60 degrees 22’ 44” East 562.41 feet from the northeasterly end of a curve having a radius of 94.00 feet for a length of 147.43 feet, which curve connects the southeasterly side of North Broadway with the southwesterly side of Executive Boulevard (said curve and the alignment to Executive Boulevard being shown on a certain map entitled, “Subdivision Map prepared for Robert Martin Company in the City of Yonkers, Westchester County, N.Y.” prepared by Ward Carpenter Engineers, Inc. dated April 30, 1981 and filed in the Westchester County Clerk’s office (Division of Land Records) on March 23, 1982 as Map No. 20862; RUNNING THENCE from said point of beginning, through lands now or formerly of Robert Martin Company, the following courses and distances: 1. South 29 degrees 37’ 16” West 71.00 feet; 2. South 60 degrees 22’ 44” East 39.00 feet; 3. South 17 degrees 52’ 08” West 139.00 feet; 4. South 18 degrees 52’ 19” East 42.67 feet; 5. South 29 degrees 47’ 54” West 18.00 feet; 6. South 60 degrees 11’ 26” East 19.36 feet; 7. South 12 degrees 35’ 02” West 521.32 feet; 8. South 60 degrees 50’ 59” East 18.65 feet; 9. South 13 degrees 36’ 36” West 190.14 feet to the northerly side of Odell Avenue; THENCE along a curve to the right, along the northerly side of Odell Avenue, said curve having a radius of 240.00 feet for a distance of 20.54 feet; THENCE along a curve to the left having a radius of 25.00 feet for a distance of 31.47 feet; -continued- #191545 v8/54525-055 114

RUNNING THENCE North 59 degrees 23’ 38” East 164.69 feet; THENCE along a curve to the left having a radius of 225.00 feet for a distance of 182.42 feet; RUNNING THENCE North 12 degrees 56’ 25” East 618.04 feet to a point of curve; THENCE along a curve to the left having a radius of 25.00 feet for a distance of 35.41 feet to the southerly side of Executive Boulevard; THENCE along the southerly side of Executive Boulevard, the following courses and distances: 1. Along a curve to the right having a radius of 328.00 feet for a distance of 44.85 feet; and 2. North 60 degrees 22’ 44” West 242.06 feet to the point of BEGINNING. TOGETHER WITH the benefits and SUBJECT TO the burdens of a Declaration of Easements recorded in Liber 7763 cp 408, modified by Liber 7837 cp 723 and Liber 7857 cp 375 and amended and restated in Liber 9025 cp 130. #191545 v8/54525-055 115

EXHIBIT A-36 100 CORPORATE BOULEVARD All that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York, more particularly bounded and described as follows; BEGINNING at a point on the easterly side of Enterprise Boulevard distant 172.26 feet southerly from the southerly end of the arc of a curve having a radius of 25.00 feet, a length of 36.02 feet, which said curve connects the southerly side of Executive Boulevard and the easterly side of Enterprise Boulevard; RUNNING thence from said point of beginning the following courses and distances: South 77 degrees 03’ 35” East 235.00 feet; THENCE easterly on a curve to the left having a radius of 112.53 feet, a distance of 73.81 feet; THENCE South 53 degrees 51’ 40” East 218.28 feet; THENCE South 12 degrees 56’ 25” West 336.83 feet to a point; RUNNING thence through Corporate Drive the following courses and distances: South 81 degrees 28’ 05” West 184.45 feet; THENCE northwesterly on a curve to the right having a radius of 195.00 feet, a distance of 136.53 feet; THENCE North 58 degrees 24’ 56” West 209.91 feet to the easterly side of Enterprise Boulevard; RUNNING thence along the same, North 12 degrees 56’ 25” East 53.66 feet and North 12 degrees 58’ 25” East 349.51 feet to the point or place of BEGINNING. THOSE certain non-exclusive drainage, sewer and water easements appurtenant to Parcel I described above, created by that certain South Westchester Executive Park Maintenance Association Declaration dated May 3, 1982 by Robert Martin Company, recorded -continued #191545 v8/54525-055 116 on May 5, 1982 in Liber 7763, at page 408 with the Office of the County Clerk of Westchester County, New York, as modified by the following documents, all of which were recorded with said Office: a) Supplementary Declaration of South Westchester Executive Park Maintenance Association dated as of June 8, 1983 by Robert Martin Company, recorded on June 13, 1983 in Liber 7837, at page 723; (b) Supplementary Declaration of South Westchester Executive Park Maintenance Association dated as of August 15, 1983 by Robert Martin Company, recorded on August 29, 1983 in Liber 7857, at page 375; (c) Amended and Restated Supplementary Declaration of South Westchester Executive Park Maintenance Association, dated as of October 12, 1987 by Robert Martin Company, recorded on November 12, 1987 in Liber 9025, at page 130; and (d) Supplementary Declaration No. 3 of South Westchester Executive Park Maintenance Association dated as of March 13, 1989 by Robert Martin Company and Yonkers Industrial Development Agency, recorded on March 15, 1989 in Liber 9476, at page 14; and (e) Supplementary Declaration No. 4 of South Westchester Executive Park Maintenance Association dated as of August 23, 1989 by Robert Martin Company and Yonkers Industrial Development Agency, recorded on September 6, 1989 in Liber 9620, at page 115 (hereinafter collectively called the “Declaration”). THOSE certain non-exclusive driveway easements appurtenant to Parcel I described above, created by the Declaration over, upon and across the following described property; ALL that certain piece or parcel of land being a 24 foot wide Access Easement situate, lying and being in the City of Yonkers, County of Westchester, State of New York and being more particularly bounded and described as follows: BEGINNING at a point on the easterly side of a proposed road called Enterprise Boulevard, said point being distant southerly 196.28 feet as measured along the following courses and distances from the southerly side of Executive Boulevard: on a curve to the left having a radius of 25.00 feet an arc length of 36.02 feet to a point of tangency and South 12 degrees 56’ 25” West 160.26 feet; -continued- #191545 v8/54525-055 117

Said latter point on the southerly side of Executive Boulevard as shown on “Subdivision Map prepared for Robert Martin Company” dated April 30, 1981 prepared by Ward Carpenter Engineers, Inc. and filed in the Westchester County Clerk’s Office, (Division of Land Records) on March 25, 1982 as Map No. 20862, being distant easterly 942.56 feet as measured along the southerly side of Executive Boulevard from the easterly end of a curve connecting the easterly side of Broadway to said southerly side of Executive Boulevard and having a radius of 94.00 feet and measured along the following courses and distances: South 60 degrees 22’ 44” East 804.47 feet; THENCE on a curve to the left having a radius of 328.00 feet an arc length of 138.09 feet; RUNNING thence from said point of beginning around the perimeter of the herein described 24 foot wide Access Easement; South 77 degrees 03’ 35” East 235.00 feet; THENCE on a curve to the left having a radius of 100.53 feet, an arc length of 72.85 feet with a delta angle of 41 degrees 31’ 11”; THENCE South 53 degrees 51’ 40” East 233.51 feet and South 12 degrees 56’ 25” West 314.73 feet to a point and the northerly line of a proposed road called Corporate Drive; RUNNING thence along said northerly line, South 81 degrees 53’ 30” West 25.72 feet; THENCE North 12 degrees 56’ 25” East 308.14 feet and North 53 degrees 51’ 40” West 203.57 feet; THENCE on a curve to the right commencing on a radial of South 21 degrees 20’ 54” East having a radius of 124.53 feet, an arc length of 74.52 feet with a delta angle of 34 degrees 17’ 19” and North 77 degrees 03’ 35” West 235.00 feet to a point on the easterly side of a proposed road called Enterprise Boulevard; -continued- #191545 v8/54525-055 118

RUNNING thence along the easterly side of said proposed road North 12 degrees 56’ 25” East 24.00 feet to the point and place of BEGINNING. AND ALL that certain piece or parcel of land being an Access Easement situate, lying and being in the City of Yonkers, County of Westchester, State of New York and being more particularly bounded and described as follows: BEGINNING at a point on the easterly side of a proposed road called Enterprise Boulevard, said point being distant southerly 557.79 feet as measured along the following courses and distances from the southerly side of Executive Boulevard: on a curve to the left having a radius of 25.00 feet an arc length of 36.02 feet to a point of tangency and South 12 degrees 56’ 25” West 521.77 feet; Said latter point on the southerly side of Executive Boulevard as shown on “Subdivision Map prepared for Robert Martin Company” dated April 30, 1981 prepared by Ward Carpenter Engineers, Inc. and filed in the Westchester County Clerk’s Office, (Division of Land Records) on March 25, 1982 as Map No. 20862, being distant easterly 942.56 feet as measured along the southerly side of Executive Boulevard from the easterly end of a curve connecting the easterly side of Broadway to said southerly side of Executive Boulevard and having a radius of 94.00 feet and measured along the following courses and distances: South 60 degrees 22’ 44” East 804.47 feet; THENCE on a curve to the left having a radius of 28.00 feet an arc length of 138.09 feet; RUNNING thence from said point of beginning around the perimeter of the herein described Access Easement on a curve to the left having a radius of 25.00 feet, an arc length of 30.08 feet with a delta angel of 68 degrees 57’ 05”; -continued- #191545 v8/54525-055 119

THENCE South 56 degrees 00’ 40” East 181.83 feet; THENCE on a curve to the left having a radius of 212.50 feet, an arc length of 156.13 feet with a delta angle of 42 degrees 05’ 50”; THENCE North 81 degrees 53’ 30” East 177.76 feet, South 12 degrees 56’ 25” West 53.81 feet, South 81 degrees 53’ 30” West 181.35 feet; THENCE on a curve to the right having a radius of 272.50 feet, an arc length of 200.21 feet with a delta angle of 42 degrees 05’ 50” and North 56 degrees 00’ 40” West 125.48 feet; THENCE on a curve to the left having a radius of 25.00 feet, an arc length of 46.58 feet with a delta angle of 106 degrees 44’ 52” to the point on the easterly side of a proposed road called Enterprise Boulevard; RUNNING thence along the easterly side of said proposed road on a curve to the left having a radius of 275.00 feet an arc length of 20.64 feet commencing on a radial of South 72 degrees 45’ 31” East and having a delta angle of 4 degrees 18’ 04” and North 12 degrees 56’ 25” East 95.04 feet to the point and place of BEGINNING. #191545 v8/54525-055 120

EXHIBIT A-37 200 CORPORATE BOULEVARD SOUTH All that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York, more particularly bounded and described as follows: BEGINNING at a point on the center line of Corporate Drive distant the following courses and distances from the easterly side of Enterprise Boulevard: South 58 degrees 24’ 56” East 209.91 feet; THENCE on a curve to the left having a radius of 195 feet, a distance of 1.6 feet to the point or place of beginning; RUNNING thence along the center line of Corporate Drive the following three courses and distances: 1. on a curve to the left having a radius of 195 feet, a central angle of 39 degrees 38’ 48” a distance of 134.93 feet; 2. thence North 81 degrees 28’ 5” East 184.45 feet; and 3. thence North 81 degrees 28’ 05” East 101.15 feet to a corner; THENCE leaving Corporate Drive and running South 5 degrees 31’ 32” East 141.32 feet; THENCE on a curve to the right having a radius of 201 feet, a central angle of 11 degrees 08’ 10”, a distance of 39.07 feet; THENCE South 05 degrees 36’ 39” West 207.94 feet; THENCE on a curve to the right having a radius of 201 feet, a central angle of 13 degrees 32’ 50”, a distance of 47.53 feet; THENCE South 19 degrees 09’ 29” West 122.91 feet to a corner; THENCE North 78 degrees 11’ 25” West 104.23 feet; THENCE on a curve to the left having a radius of 231.50 feet, a central angle of 19 degrees 57’ 11”, a distance of 80.62 feet; THENCE South 81 degrees 51’ 28” West 230.15 feet to a corner; -continued- #191545 v8/54525-055 121

THENCE North 08 degrees 05’ 06” West 181.28 feet, North 07 degrees 31’ 52” West 60 feet; THENCE on a curve to the right having a radius of 350 feet, a central angle of 34 degrees 55’ 31”, a distance of 213.35 feet; THENCE North 27 degrees 23’ 39” East a distance of 112.63 feet to the center line of Corporate Drive and the point or place of BEGINNING. #191545 v8/54525-055 122

EXHIBIT A-38 225 CORPORATE BOULEVARD ALL that certain plot, piece or parcel of land situate, lying and being in the City of Yonkers, County of Westchester and State of New York, more particularly bounded and described as follows: BEGINNING at a point on the southerly side of Enterprise Boulevard (50 foot Wide Right of Way), which said point is the northeasterly corner of the property herein described; said beginning point marks the division line of the property herein described and land now or formerly of Suma Federal Credit Union; RUNNING THENCE along the division line between the property herein described and land now or formerly of Suma Federal Credit Union, the following courses and distances: a) South 30 degrees 36 minutes 22 seconds East, 58.05 feet to a point; b) South 03 degrees 44 minutes 57 seconds East, 13.47 feet to a point of curve; c) On a curve bearing to the right, having a radius of 150.00 feet an arc length of 61.15 feet to a point; d) South 70 degrees 23 minutes 24 seconds East, 92.61 feet to a point of curve; e) On a curve bearing to the left, having a radius of 150.00 feet an arc length of 40.81 feet to a point; f) South 85 degrees 58 minutes 44 seconds East, 39.98 feet to the center line of Corporate Boulevard South (30 Foot Wide Access Easement); THENCE along the center line of Corporate Boulevard South, the following course and distances: a) On a curve bearing to the left having a radius of 350.00 feet an arc length of 70.57 feet to a point; b) South 07 degrees 31 minutes 52 seconds East, 60.00 feet to a point; c) South 08 degrees 05 minutes 06 seconds East, 181.28 feet to the division line of the property herein described and land now or formerly of RMC Development Co. LLC; THENCE along the division line of the property herein described and land now or formerly of RMC Development Co. LLC, South 81 degrees 51 minutes 28 seconds West, 300.67 feet to the division line of the property herein described and land now or formerly of Schott America; THENCE along the division line of the property herein described and land now or formerly of Schott America, the following courses and distances: a) North 08 degrees 06 minutes 30 seconds West, 308.78 feet to a point of curve; b) On a curve bearing to the left having a radius of 280.01 feet an arc length of 46.19 feet to a point; c) South 72 degrees 26 minutes 17 seconds West, 40.01 feet to a point; #191545 v8/54525-055 123

THENCE on a curve bearing to left, having a radius of 240.00 feet an arc length of 37.68 feet to a point of curve; THENCE on a curve bearing to the right, having a radius of 25.00 feet an arc length of 37.50 feet to the southerly side of Enterprise Boulevard (50 Foot Wide Right of Way); THENCE along the southerly side of Enterprise Boulevard, North 59 degrees 23 minutes 38 seconds East, 117.40 feet to the point or place of BEGINNING. #191545 v8/54525-055 124

EXHIBIT A-39 1 SKYLINE DRIVE ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Mount Pleasant, County of Westchester and State of New York, being known and designated as Lot 1 as shown on a certain map entitled, “Map of Property prepared for Robert Martin Company” dated 6/3/81 and last redated 7/30/81 and filed in the Westchester County Clerk’s Office on August 14, 1981, as Map No. 20691, said lot being more particularly bounded and described as follows: BEGINNING at a point on the south side of Saw Mill River Road, where the same is intersected by the easterly line of lands of the Consolidated Edison Company; RUNNING THENCE along the south side of Saw Mill River Road: 1. North 71 degrees 45’ 20” East 0.10 feet; 2. North 70 degrees 10’ East 68.94 feet; and 3. North 89 degrees 36’ 40” East 81.85 feet to lands now or formerly of Fred Nilsson; THENCE along said lands now or formerly of Nilsson the following five (5) courses and distances: 1. South 56 degrees 23” 20” East 33.50 feet; 2. South 67 degrees 08’ 20” East 33.50 feet; 3. South 72 degrees 01’ 20” East 70.00 feet; 4. Southerly on a curve to the right having a radius of 76.00 feet a central angle of 79 degrees 18’, a distance of 105.19 feet; 5. South 07 degrees 16’ 40” West 431.58 feet to a point; THENCE North 80 degrees 04’ 40” West 82.14 feet to a point; THENCE North 09 degrees 55’ 20” East 109.17 feet; THENCE northerly on a curve to the left having a radius of 170.00 feet, a distance of 257.00 feet to a point; THENCE North 76 degrees 41’ 47” West 46.63 feet to lands of Consolidated Edison Company; #191545 v8/54525-055 125

THENCE along said lands of the Consolidated Edison Company, North 09 degrees 00’ West 214.69 feet to the point or place of BEGINNING. TOGETHER WITH the benefits and SUBJECT TO the burdens of the Sanitary Sewer and Storm Water Drainage Easement recorded in Liber 7528 cp 382. TOGETHER WITH the benefits and SUBJECT TO the burdens of the Easement Agreement between Consolidated Edison Company of New York, Inc., and Robert Martin Company recorded in Liber 7693 cp 610, Liber 7693 cp 628 and Liber 7693 cp 619. TOGETHER WITH the benefits and SUBJECT TO the burdens of the Declaration recorded in Liber 7716 cp 704, as amended by Liber 7720 cp 558. #191545 v8/54525-055 126

 EXHIBIT A-40 2 AND 4 SKYLINE DRIVE ALL that certain plots, pieces or parcels of land, situate, lying and being in the Town of Mount Pleasant, County of Westchester and State of New York, known and designated as Lot 4 on a certain map entitled, “Subdivision map prepared for Robert Martin Company” dated 12/18/84 and filed in the Westchester County Clerk’s Office, Division of Land Records on 4/7/86, as Map No. 22280, which said lot is more particularly bounded and described as follows: BEGINNING at a point in the centerline of Skyline Drive, said point being the point of intersection of the easterly line of lands now or formerly of Consolidated Edison Co., the westerly line of Lot No. 1 on Westchester County Clerk’s filed Map No. 20691 and the northerly line of the herein described premises, all as shown on Map No. 22280 aforesaid; RUNNING THENCE along the centerline of Skyline Drive the following ten (10) courses and distances: 1. South 76 degrees 41’ 47” East 46.63 feet to a point of curve; 2. Along a curve to the right having a radius of 170 feet for a distance of 257 feet to a point of tangency. 3. South 09 degrees 55’ 20” West 109.17 feet to a point of curve; 4. Along a curve to the right having a radius of 145 feet for a distance of 82.83 feet to a point of tangency; 5. South 42 degrees 39’ West 188.94 feet to a point of curve; 6. Along a curve to the left having a radius of 180 feet for a distance of 98.81 feet to a point of tangency; 7. South 11 degrees 11’ 50” West 257.97 feet to a point of curve; 8. Along a curve to the right having a radius of 60 feet for a distance of 78.70 feet to a point of tangency; 9. South 86 degrees 20’ 50” West 235.22 feet to a point of curve; 10. Along a curve to the left having a radius of 185.00 feet for a distance of 240.77 feet to the division line between the herein described premises and Lot No, 10 on Westchester County Clerk’s Filed Map No. 21547; RUNNING THENCE along said division line North 78 degrees 13’ 20” West 201.33 feet to the division line between the herein described premises and lands now or formerly of Consolidated Edison Co.; RUNNING THENCE along the same the following four (4) courses and distances: 1. North 41 degrees 22’ 40” East 996.79 feet; 2. South 65 degrees 22’ 10” East 72.92 feet; 3. North 11 degrees 04’ 20” East 267.98 feet; and 4. North 09 degrees 00’ 00” West 78.12 feet to the point or place of BEGINNING. #191545 v8/54525-055 127

EXHIBIT A-41

INTENTIONALLY DELETED

EXHIBIT A-42 5 AND 6 SKYLINE DRIVE PARCEL I AND II — COMPOSITE DESCRIPTION: ALL that certain piece or parcel of land together situate, lying and being in the Town of Mt. Pleasant, County of Westchester, State of New York being known and designated as Lots 5 and 6 as shown on “Map of Property prepared for Robert Martin Company” dated June 3, 1981 with subsequent redate prepared by Ward Carpenter Engineers, Inc. and filed in the Westchester County Clerk’s Office (Division of Land Records) August 14, 1981 as Map No. 20691 and being more particularly bounded and described as follows: BEGINNING at a point on the centerline of Skyline Drive East said point being distant easterly 41.67 feet as measured along said centerline from the easterly end of a curve having a radius of 50.00 feet connecting Skyline Drive; RUNNING THENCE from said point of beginning along the center line of Skyline Drive East and the northerly side of Lots 6 and 5, South 77 degrees 09 minutes 10 seconds East 508.98 feet to a point and the centerline of a “Right of Way and Division Line” as shown on a map entitled “Map of Land in the Town of Mt. Pleasant” dated July 8, 1903 and filed in the Westchester County Clerks Office (Division of Land Records) October 19, 1904 as Map No. 1409; RUNNING THENCE in a southerly direction along said line, South 00 degrees 43 minutes 20 seconds East 479 feet to a point and property of the County of Westchester; RUNNING THENCE along property of the County of Westchester: 1 North 82 degrees 42 minutes 30 seconds West 160.72 feet; 2 South 06 degrees 42 minutes 30 seconds East 424.51 feet; 3 North 77 degrees 09 minutes 10 seconds West 238.83 feet; 4 North 67 degrees 49 minutes 27 seconds Wert 7.41 feet; 5 North 79 degrees 28 minutes 13 seconds West 31.86 feet; and 6 North 78 degrees 07 minutes 46 seconds West 107.57 feet to a point and the division line between Lots 5 and 9 as shown on said Map No. 20691; #191545 v8/54525-055 129

RUNNING THENCE in a northerly direction along said division line, North 12 degrees 50 minutes 50 seconds East 287.30 feet to a point and the division line between Lots 6 and 9; RUNNING THENCE along said division line: 1. North 77 degrees 09 minutes 10 seconds West 218.00 feet; and 2. North 12 degrees 50 minutes 50 seconds East 10.82 feet to a point and the division between Lot 6 and “Other property of Robert Martin Company” as shown on said Map No. 20691; RUNNING THENCE in a northerly direction along said division line, North 12 degrees 50 minutes 50 seconds East 585.12 feet to the centerline of Skyline Drive East the point and place of BEGINNING. TOGETHER with and easement and right of way thirty (30) feet in width and turnaround, the center line of which coincides with a part of the easterly boundary of said premises, which said center line is designated as “Division Line”, and which “Division Line” and right of way are shown on a certain map entitled, “Map of land in Town of Mount Pleasant, Westchester County, New York, formerly of Fitch Landon an more recently of A.E. Bliss, showing division of same into two equal portions”, made by Ward Carpenter and Son, C.E.’s, dated July 8, 1903 and filed in the Office the Register of Westchester County, Division of Land Records, on October 19, 1904 as Map No. 1409. TOGETHER with the provisions of a certain agreement dated March 2, 1953, by and between Fred Nilsson and C. Powers Taylor recorded in Westchester County Clerk’s Office, Division of Land Records, on March 5, 1953 in Liber 5188 of Deeds at Page 95, said agreement affecting only that part of the above described parcel conveyed to C. Powers Taylor by deed recorded in Liber 4887 Cp 170 and fixing the rights of the parties thereto to the electric lines, poles, wires and appurtenances extending from Saw Mill River Road over the right of way between the properties of Nilsson and Taylor as shown on R.O. Map No. 7928. #191545 v8/54525-055 130

TOGETHER with the provisions of an agreement dated April 10, 1967 by and between Bertha Langle and others as parties of the first, second, third, fourth and fifth parts and C. Powers Taylor, party of the sixth part and recorded in Westchester County Clerk’s Office (Division of Land Records) in Liber 6699 of Deeds, at page 440, said agreement only affecting that part of the above described parcel conveyed to C. Powers Taylor by deed recorded in Liber 4887 Cp 170 and providing a permanent easement eighteen (18) feet in width along the easterly line of the above-described premises for the construction and maintenance of a road. TOGETHER with the provisions of an casement for sanitary sewer lines and storm water drainage lines granted by Rosedale Nurseries, Inc., to Robert Martin Company, dated December 28, 1978 and recorded December 29, 1978 in Liber 7528 Cp 382. TOGETHER with the provisions of an casement for ingress and egress granted by Consolidated Edison Company of New York, Inc., to Robert Martin Company dated March 12, 1981 and recorded April 14, 1981 in Liber 7693 of deeds at page 610. TOGETHER with the provisions of an easement for storm water detention basins and storm drainage lines granted by Consolidated Edison Company of New York, Inc. to Robert Martin Company dated March 12, 1981 and recorded on April 14, 1981 in Liber 7693 of deeds at page 628. TOGETHER with the provisions of a sewer easement contained in declaration recorded in Liber 7716 Cp 782. TOGETHER with the provisions of a driveway easement contained in declaration recorded in Liber 7716 Cp 787. TOGETHER with the provisions of a driveway easement contained in declaration recorded in Liber 7716 Cp 792. TOGETHER with the provisions of a driveway easement contained in declaration recorded in Liber 7716 Cp 6. TOGETHER with road, drainage, sewer and water line easements and subject to the provisions of the Mid-Westchester Executive Park Maintenance Association Declaration recorded in Liber 7716 Cp 704 as amended by First Amendment to Mid-Westchester Executive Park Maintenance Association Declaration dated August 21, 1981 and recorded in Liber 7720 Cp 558. #191545 v8/54525-055 131

EXHIBIT A-43

INTENTIONALLY DELETED

EXHIBIT A-44 7 SKYLINE DRIVE ALL that certain plots, pieces or parcels of land, situate, lying and being in the Town of Mount Pleasant, County of Westchester and State of New York, known and designated as Lot 7 on a certain map entitled, “Subdivision Map prepared for Robert Martin Company” dated 5/23/83 and filed in the Westchester County Clerk’s Office, Division of Land Records on 12/16/83, as Map No. 21422, which said lot is more particularly bounded and described as follows: BEGINNING at a point in the centerline of Skyline Drive East where the same is intersected by the division line between Lot No. 6 on Westchester County Clerk’s Map No. 20691 and Lot No. 7 on Map No. 21422 aforesaid; RUNNING THENCE South 12 degrees 50 minutes 50 seconds along said division line, 585.11 feet to the division line between the herein described premises and Lot No. 9 on Westchester County Clerk’s Map No. 20691; RUNNING THENCE North 77 degrees 09 minutes 10 seconds West along said division line, 486.20 feet to a point in the centerline of Skyline Drive west, said point being the southwesterly corner of the herein described premises; RUNNING THENCE along the centerline of Skyline Drive West the following four (4) courses and distances: 1. North 11 degrees 46 minutes 40 seconds East, 302.93 feet to a point of curve; 2. On a curve to the right having a radius of 185.00 feet, a distance of 240.77 feet; 3. North 86 degrees 20 minutes 50 seconds East, 235.22 feet to a point of curve; 4. On a curve to the left having a radius of 60.00 feet, a distance of 78.70 feet to a point in the centerline of skyline Drive; RUNNING THENCE along same North 11 degrees 11 minutes 50 seconds East 23.91 feet to a point; RUNNING THENCE southeasterly along the centerline of Skyline Drive on a curve to the left having a radius of 50.00 feet, a distance of 77.10 feet to a point in the centerline of Skyline Drive East; THENCE continuing along same South 77 degrees 09 minutes 10 seconds East, 41.67 feet to the point or place of BEGINNING. TOGETHER WITH Driveway Easement recorded in Liber 7717 Cp. 1 and Liber 7716 Cp. 792. (Affects premises and more) TOGETHER WITH Grant of Easements for Sanitary Sewer and Storm Water Drainage Lines recorded in Liber 7528 Cp. 382. (Affects premises and more) TOGETHER WITH Easements for ingress and egress over Skyline Drive (East and West) as shown on Filed Map No. 20691, 21422 and 22280. (Affects premises and more) TOGETHER WITH the benefits and SUBJECT TO the burdens of a Declaration recorded in Liber 7716 Cp. 704, and amended by Liber 7720 Cp. 558. (Affects premises and more) TOGETHER WITH an Easement from Con Edison to Robert Martin Company recorded in Liber 9307 Cp. 154. (Affects premises and more) #191545 v8/54525-055 133

EXHIBIT A-45 8 AND 10 SKYLINE DRIVE All that certain plot, piece or parcel of land situate, lying and being in the Town of Mt. Pleasant, County of Westchester and State of New York, shown and designated as Lot 10 on a map entitled, “Subdivision map prepared for Robert Martin Company” dated 9/1/83 and filed 5/9/84 in the Office of the Clerk of Westchester County, Division of Land Records as Map No. 21547, which said lot may be described as follows: BEGINNING at the intersection of the centerline of Skyline Drive West with the northerly line of lands of the County of Westchester which said centerline at the point is also the division line between Lot 9 as shown on County Clerk Map No. 20691, and said Lot 10 as Shown on Map No. 21547; THENCE, from said point of beginning, along said lands of the County of Westchester, the following three (3) courses and distances: 1) North 76 degrees 24’ 12” West, 137.10 feet; 2) North 74 degrees 36’ 47” West, 307.23 feet; and 3) North 74 degrees 54’ 35” West, 82.85 feet to the easterly line of lands now or formerly of Consolidated Edison Company; THENCE, along same, North 41 degrees 22’ 40” East, 658.05 feet to the northwesterly corner of the herein described parcel; THENCE, along other property of the Robert Martin Co., South 78 degrees 13’ 20” East, 201.33 feet to the centerline of said Skyline Drive West; THENCE, along same, being in part along other property of the Robert Martin Co., and in part along said Lot 9, South 11 degrees 46’ 40” West, 600.64 feet to the point or place of BEGINNING. TOGETHER with the provisions of an Easement for sanitary sewer lines and storm water drainage lines granted by Rosedale Nurseries, Inc., to Robert Martin Company, dated, December 28, 1978 and recorded December 29, 1978 in Liber 7528 Cp 382. #191545 v8/54525-055 134

TOGETHER WITH the provisions of an Easement for ingress and egress granted by Consolidated Edison Company of New York, Inc. to Robert Martin Company dated March 12, 1981 and recorded April 14, 1981 in Liber 7693 of deed at page 610. TOGETHER with the provisions of an Easement for storm water detention basins and storm drainage lines granted by Consolidated Edison Company of New York, Inc. to Robert Martin Company dated March 12, 1981 and recorded April 14, 1981 in Liber 7693 of deeds at page 628. TOGETHER with the provisions of easements for ingress and egress, drainage systems, sewer systems and water system set forth in the declarations dated 7/30/81, and recorded 8/5/81 in Liber 7716 Cp 704 as amended by instrument dated 8/20/81, recorded 8/21/81 in Liber 7720 Cp 558. TOGETHER with the benefits of the sewer easement granted by the County of Westchester to Robert Martin Company dated October 10, 1980 and recorded October 15, 1980 in Liber 7658 Cp 364 and as depicted on Filed Map No. 20309. Policy insures that the premises hereinabove described (the insured premises) is contiguous with Skyline Drive West which is in turn contiguous to Skyline Drive which is in turn contiguous with the easement granted by Consolidated Edison to Robert Martin Company recorded in Liber 7693 Cp 610. #191545 v8/54525-055 135

EXHIBIT A-46

INTENTIONALLY DELETED

EXHIBIT A-47 11 SKYLINE DRIVE ALL that certain piece or parcel of land, situate, lying and being in the Town of Mt. Pleasant, County of Westchester and State of New York, and being more particularly bounded and described as follows: BEGINNING at a point formed by the intersection of the center line of a 50.00 foot wide Right of Way and the division line between property of the County of Westchester and Parcel II, as shown on “Subdivision Map prepared for Corham Artificial Flower Co., Inc.”, dated June 20, 1973, prepared by Ward Carpenter Engineers Inc., and filed in Westchester County Clerk’s Office (Division of Land Records) November 9, 1973, as County Clerk Map No. 18087, said point of beginning being distant easterly 289.02 feet, as measured along said division line on a course of South 73 degrees 06’ 43” East from the site of a monument at the intersection of said division line and the easterly side of Saw Mill River Road; RUNNING THENCE from said point of beginning in a northerly direction along the center line of a 50.00 foot wide Right of Way and the westerly side of the herein described parcel, North 19 degrees 05’ 39” East, 60.04 feet to a point; THENCE on a curve to the right having a radius of 250.00 feet, a delta angle of 37 degrees 31’ 42”, an arc length of 163.75 feet to a point of tangency; THENCE North 56 degrees 37’ 21” East, 167.97 feet to a point; THENCE on a curve to the left having a radius of 175.00 feet, a delta angle of 38 degrees 47’ 19”, an arc length of 118.47 feet to a point of tangency; THENCE from the center line of the aforesaid 50.00 foot wide Right of Way in an easterly direction along the follow courses and distances: 1. South 72 degrees 10’ 00” East 77.96 feet; 2. North 41 degrees 21’ 08” East 51.07 feet; 3. South 48 degrees 38’ 51” East 230.00 feet; and 4. South 41 degrees 22’ 40” West 437.71 feet to a point and the division line between property of the County of Westchester and Parcel No. II, as shown on the aforesaid County Clerk Map No. 18087; THENCE in a westerly direction along said division line: 1. North 73 degrees 06’ 13” West 326.19 feet; and 2. North 73 degrees 06’ 43” West 8.44 feet to a point and the intersection of said division line and the southerly end of a 50.00 foot wide Right of Way, the point or place of BEGINNING. #191545 v8/54525-055 137

EXHIBIT A-48 12 SKYLINE DRIVE All that certain piece or parcel of land situate, lying and being in the Town of Mount Pleasant, County of Westchester and State of New York, and being more particularly bounded and described as follows: BEGINNING at a point on the centerline of a 50 foot wide Right-of-Way, said point being distant northerly 952.48 feet, as measured along the centerline of said Right-of-Way, the following courses and distances from its intersection with the division line between property of the County of Westchester and Parcel II, as shown on a map entitled “Subdivision Map prepared for Corham Artificial Flower Co, Inc.” dated June 20, 1973, prepared by Ward Carpenter Engineers, Inc. and filed on November 9, 1973, in the Westchester County Clerk’s Office (Division of Land Records) as Map No. 18087, North 19º 05’ 39” East 60.04 feet to a point of curvature; THENCE on a curve to the right having a radius of 250.00 feet, an arc length of 163.75 feet to a point of tangency; THENCE North 56º 37’ 21” East 167.97 feet to a point of curvature; THENCE on a curve to the left having a radius of 175.00 feet, an arc length of 118.47 feet to point of tangency; THENCE North 17° 50’ 02” East 275.24 feet to a point of curvature; THENCE on a curve to the right having a radius of 200.00 feet, an arc length of 85.62 feet to a point of tangency; THENCE North 42º 21’ 49” East 81.39 feet to said point of beginning; said latter point of beginning on the division line between property of the County of Westchester and Parcel II on said filed Map No. 18087, being distant easterly 289.02 feet as measured along said division line on a course of South 73º 06’ 43” East from its intersection with the easterly side of Saw Mill River Road, said latter point being the site of a monument; RUNNING THENCE from said point of beginning over and across property of the County of Westchester North 48º 38’ 08” West 79.42 feet, North 35º 32’ 58” West 111.89 feet, and North 48º 37 20” West 100.00 feet to a point on the division line between property now or formerly the County of Westchester and property now or formerly Consolidated Edison of New York; #191545 v8/54525-055 138

THENCE along said division line North 41° 22’ 40” East 271.00 feet to a point on the division line between property now or formerly Mid-Westchester Realty Associates L.P.(formerly Robert Martin Company); THENCE along said division line South 74° 54’ 35” East 82.85 feet, South 74º 36’ 47” East 307.23 feet, and South 76º 24’ 12” East 90.46 feet to a point on the centerline of a 50 foot wide Right-of-Way; THENCE along the centerline of said 50 foot wide Right-of-Way on a curve to the right having a radius of 175.00 feet, an arc length of 54.00 feet to a point of tangency; THENCE South 72º 15’ 10” West 181.98 feet to a point of curvature; THENCE on a curve to the left having a radius of 175.00 feet, an arc length of 91.29 feet to a point of tangency; THENCE South 42° 21’ 49” West 21698 feet to the point and place of BEGINNING. #191545 v8/54525-055 139

EXHIBIT A-49 15 SKYLINE DRIVE ALL that certain piece or parcel of land, situate, lying and being in the Town of Mt. Pleasant, County of Westchester and State of New York, and being more particularly bounded and described as follows: BEGINNING at a point on the center line of a 50.00 foot wide Right of Way, said point being distant northerly 510.23 feet, as measured along the center line of said Right of Way, the following courses and distances from its intersection with the division line between property of the County of Westchester and Parcel II, as shown on “Subdivision Map prepared for Corham Artificial Flower Co., Inc.” dated June 20, 1973, prepared by Ward Carpenter Engineers Inc. and filed in the Westchester County Clerk’s Office (Division of Land Records) November 9, 1973, as County Clerk Map No. 18087, North 19 degrees 05’ 39” East, 60.04 feet; RUNNING THENCE on a curve to the right having a radius of 250.00 feet, a delta angle of 37 degrees 31’ 42”, an arc length of 163.75 feet to a point of tangency; THENCE North 56 degrees 37’ 21” East, 167.97 feet; THENCE on a curve to the left having a radius of 175.00 feet, a delta angle of 38 degrees 47’ 19”, an arc length of 118.47 feet the point of beginning of the within described parcel; the point on the division line between Parcel II and property of the County of Westchester as shown on said County Clerk Map No. 18087, also being distant easterly, 289.02 feet, as measured along said division line on a course of South 73 degrees 06’ 43” East from the site of a monument at the intersection of said division line and the easterly side of Saw Mill River Road; THENCE from said point of beginning a northerly direction along the center line of a 50.00 foot wide Right of Way, the following courses and distances: 1. North 17 degrees 50’ 02” East, 275.24 feet to a point. THENCE on a curve to the right a radius of 200.00 feet, a delta angle of 24 degrees 31’ 47”, an arc length of 85.62 feet to a point of tangency; THENCE North 42 degrees 21’ 49” East, 114.90 feet to a point; THENCE in an easterly direction the following courses and distances: 1. South 48 degrees 38’ 08” East 244.59 feet; 2. South 41 degrees 21’ 52” West 34.13 feet; 3. South 48 degrees 36’ 08” East 181.43 feet; and 4. South 41 degrees 22’ 40” West 334.09 feet; THENCE in a westerly direction: 1. North 48 degrees 38’ 51” West 230.00 feet; 2. South 41 degrees 21’ 08” West 51.07 feet; and 3. North 72 degrees 10’ 00” West 77.96 feet to a point and the center line of a 50.00 foot wide Right of Way, the point and place of BEGINNING. #191545 v8/54525-055 140

EXHIBIT A-50 17 SKYLINE DRIVE ALL that certain piece or parcel of land, situate, lying and being in the Town of Mt. Pleasant, County of Westchester and State of New York, and being more particularly bounded and described as follows: BEGINNING at a point on the center line of a 50.00 foot wide Right of way, said point being distant northerly 985.99 feet, as measured along the center line of said Right of Way, the following courses and distances from its intersection with the division line between property of the County of Westchester and Parcel II, as shown on “Subdivision Map prepared for Corham Artificial Flower Co., Inc.” dated June 20, 1973, prepared by Ward Carpenter Engineers Inc. and filed in the Westchester County Clerk’s Office (Division of Land Records) November 9, 1973, as County Clerk Map No. 18087, North 19 degrees 05’ 39” East, 60.04 feet; RUNNING THENCE on a curve to the right having a radius of 250.00 feet, a delta angle of 37 degrees 31’ 42”, an arc length of 163.75 feet to a point of tangency; THENCE North 56 degrees 37’ 21” East 167.97 feet; THENCE on a curve to the left having a radius of 175.00 feet, a delta angle of 38 degrees 47’ 19”, an arc length of 118.47 feet to a point of tangency; THENCE North 17 degrees 50’ 02” East 275.24 feet to a point; THENCE on a curve to the right having a radius of 200.00 feet, a delta angle of 24 degrees 31’ 47”, an arc length of 85.62 feet to a point of tangency; THENCE North 42 degrees 21’ 49” East 114.90 feet to a point, the point of beginning of the within described parcel; the point on the division line between Parcel II and property of the County of Westchester, as shown on said County Clerk Map No. 18087, also being distant easterly, 289.02 feet, as measured along said division line on a course of South 73 degrees 06’ 43” East from its intersection with the easterly side of Saw Mill River Road, said latter point being the site of a monument; #191545 v8/54525-055 141

THENCE northeasterly from said point of beginning along the center line of a 50.00 foot wide Right of Way, the following courses and distances: 1. North 42 degrees 21’ 21” East 183.47 feet to a point; THENCE on a curve to the right having a radius of 175.00 feet, a delta angle of 29 degrees 53’ 49”, an arc length of 92.29 feet to a point of tangency; THENCE North 72 degrees 15’ 10” East 181.98 feet; THENCE on a curve to the left having a radius of 175.00 feet, a delta angle of 17 degree 40’ 44”, an arc length of 54.00 feet to a point and the division line between Lot 10 and property of the County of Westchester, as shown on “Map of Property prepared for Robert Martin Company” dated June 3, 1981 with subsequent revisions prepared by Ward Carpenter Engineers Inc. and filed in the Westchester County Clerk’s Office (Division of Land Records) August 14, 1981, as Map No. 20691; and being identically shown on “Subdivision Map prepared for Robert Martin Company” dated September 11, 1993, prepared by Ward Carpenter Engineers Inc. and filed in the Westchester County Clerk’s Office (Division of Land Records) May 9, 1984 as Map No. 21547; THENCE in an easterly direction along said division line, South 76 degrees 24’ 12” East 71.66 feet to a point; THENCE the following courses and distances: 1. South 11 degrees 46’ 40” West 447.68 feet; 2. South 41 degrees 22’ 40” West 154.57 feet; 3. North 48 degrees 36’ 08” West 181.43 feet; 4. North 41 degrees 21’ 52” East 34.13 feet; and 5. North 48 degrees 38’ 08” West 244.59 feet to a point and the center line of a 50.00 foot wide Right of Way, the point and place of BEGINNING. #191545 v8/54525-055 142

EXHIBIT A-51 200 SAW MILL RIVER ROAD All that certain plot, piece or parcel of land situate, lying and being in the Town of Mt. Pleasant, County of Westchester and State of New York, shown as Lot Number 8 on a certain map entitled, “Subdivision Map Prepared for Robert Martin Properties, Inc., situated in Hawthorne, Town of Mt. Pleasant, Westchester County, N.Y.”, made by Chas. H.Sells, Inc., surveyors, dated October 30, 1969 and revised March 30, 1973 and filed in the Westchester County Clerk’s Office, Division of Land Records on April 25, 1973 as Map No. 17971, being more particularly bounded and described as follows: BEGINNING at a point on the easterly side of the highway leading from Hawthorne to Tarrytown known as Saw Mill River Road where the same is intersected by the southerly line of Lot 37 now shown on Map of Joshua M. Sprague Subdivision filed in the Office of the County Clerk, Division of Land Records, formerly Register’s Office of Westchester County as Map Number 1659; THENCE RUNNING along the southerly line of said Lot 37 and continuing along Lot 38 as shown on said subdivision map, South 81 degrees 02’ 24” East 280.89 feet to a point in the southerly terminus of Rutledge Avenue; RUNNING THENCE in a general southerly direction through other lands of Robert Martin Properties, Inc., the following six (6) courses and distances: 1. South 10 degrees 24’ 57” East 123.41 feet; 2. South 78 degrees 27’ 59” East 82.21 feet; 3. South 00 degrees 52’ 16” West 301.87 feet; 4. North 89 degrees 07’ 44” West 27.00 feet; 5. South 30 degrees 30’ 13” West 127.08 feet; and 6. South 07 degrees 38’ 09” West 31.00 feet to the northerly line of a certain map entitled, “Subdivision Map Section 2 Bradhurst Manor”; RUNNING THENCE westerly and along said northerly line of said Map No. 10610, North 81 degrees 58’ 49” West 346.00 feet to the aforesaid easterly side of Saw Mill River Road; and #191545 v8/54525-055 143

RUNNING THENCE northerly and along said easterly side of Saw Mill River Road, the following two (2) courses and distances: 1. North 10 degrees 58’ 11” East 123.08 feet; and 2. North 04 degrees 55’ 11” East 455.79 feet to the point or place of BEGINNING. #191545 v8/54525-055 144

EXHIBIT A-52 240 WHITE PLAINS ROAD ALL that certain piece or parcel of land, situate, lying and being located in the Village of Tarrytown, Town of Greenburgh, County of Westchester, State of New York being more particularly bounded and described as follows: BEGINNING at a point formed by the southerly side of Tarrytown White Plains Road/Route 119 (as widened) and the easterly side of Meadow Street as shown on a certain map entitled “New York State Department of Transportation Description and Map for the Acquisition of Property” filed in the Westchester County Clerk’s Office (Division of Land Records) on May 1, 1993 as Map No. 24132; RUNNING THENCE along the southerly side of Tarrytown White Plains Road/Route 119 (as widened) the following courses and distances: North 80 degrees 10 minutes 32 seconds East, 122.00 feet; THENCE on a curve to the left having a radius of 1746.59 feet, an arc length of 121.17 feet to a point; THENCE South 5 degrees 50 minutes 59 seconds East, 1.50 feet; THENCE on a curve to the left having a radius of 1011.50 feet, an arc length of 174.16 feet to a point; THENCE North 74 degrees 08 minutes 37 seconds East, 224.06 feet to a point; THENCE on a curve to the right having a radius of 1704.50 feet, an arc length of 109.02 feet to a point; THENCE South 12 degrees 13 minutes 03 seconds East, 1.50 feet to a point; THENCE North 79 degrees 02 minutes 45 seconds East, 75.23 feet, North 76 degrees 31 minutes 23 seconds East, 74.40 feet to a point on the easterly side of Lot 1 as shown on a map entitled “Talleyrand Subdivision Map” prepared by Ward Carpenter Engineers, Inc. dated March 29, 1982 and filed in the Westchester County Clerk’s Office (Division of Land Records) on April 29, 1982 as Map No. 20901; RUNNING THENCE along the easterly side of Lot 1 South 7 degrees 54 minutes 19 seconds East, 9.07 feet to a point on the southerly side of Tarrytown White Plains Road (Route 119) as widened; THENCE North 77 degrees 12 minutes 56 seconds East 22.14 feet to a point on the easterly side of the herein described parcel; THENCE on a curve to the left having a radius of 25.00 feet, an arc length of 15.00 feet to a point; THENCE South 7 degrees 09 minutes 55 seconds East, 67.38 feet to a point; THENCE on a curve to the left having a radius of 120.00 feet, an arc length of 67.96 feet to a point; THENCE South 39 degrees 36 minutes 48 seconds East, 74.25 feet; #191545 v8/54525-055 145

THENCE South 34 degrees 31 minutes 39 seconds East, 45.65 feet; THENCE on a curve to the right having a radius of 185.00 feet, an arc length of 196.58 feet; THENCE South 26 degrees 21 minutes 21 seconds West, 448.37 feet, North 63 degrees 38 minutes 39 seconds West, 309.24 feet, South 26 degrees 21 minutes 21 seconds West, 86.32 feet, North 63 degrees 38 minutes 39 seconds West, 347.86 feet, North 83 degrees 29 minutes 04 seconds West, 53.48 feet to a point on the easterly side of Meadow Street; THENCE along the easterly side of Meadow Street North 18 degrees 38 minutes 39 seconds West, 438.71 feet to the southerly side of Tarrytown White Plains Road (Route 119) as widened as shown on the aforesaid filed Map No. 24132, the point and place of BEGINNING. EXCEPTING THEREFROM so much of the premises that was conveyed to H’Y2 Talleyrand, LLC by Deed dated as of August 12, 2014 and recorded on September 3, 2014 under Control No. 542153008. #191545 v8/54525-055 146

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, LICENSES AND PERMITS

THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, LICENSES AND PERMITS (this “Assignment”) is made as of                   , 20   by and between                    , a limited liability company organized under the laws of the State of New York, having an office located at c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, New Jersey 07311 (“Assignor”), and                      , a                            , having an office located at                          (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor is the owner of real property commonly known as             ,                , New York (the “Property”), which Property is affected by certain service agreements, maintenance contracts, equipment leasing agreements, warranties, guarantees, bonds, construction contracts, open purchase orders and other contracts for the provision of labor, services, materials or supplies relating solely to the Property, as set forth on Exhibit A attached hereto and made a part hereof (hereinafter collectively referred to as the “Contracts”);

WHEREAS, Assignor has entered into that certain Agreement of Sale and Purchase (the “Sale Agreement”), dated                   , 20  , with Assignee, wherein Assignor has agreed to convey to Assignee all of Assignor’s right, title and interest in and to the Property;

WHEREAS, Assignor desires to assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and to: (i) the Contracts and (ii) all licenses, permits, certificates of occupancy, approvals, authorizations, variances, consents, dedications, subdivision maps and entitlements in connection with the Property now or hereafter issued, approved or granted by any governmental or quasi-governmental bodies or agencies having jurisdiction over the Property or any portion thereof, together with all renewals and modifications thereof (collectively, the “Licenses and Permits”), and Assignee desires to accept the assignment of such right, title and interest in and to the Contracts and Licenses and Permits and to assume Assignor’s rights and obligations thereunder.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and for other good and valuable consideration, the parties, intending to be legally bound, do hereby agree as follows:

1.                                      Assignor hereby assigns, sells, transfers, and sets over to Assignee, its successors and assigns, to the extent assignable as of the date hereof, all of Assignor’s right, title and interest in and to the Contracts.  Assignee hereby accepts the foregoing assignment and transfer and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Contracts from and after the date hereof.

2.                                      Assignor hereby assigns, sells, transfers, and sets over to Assignee, its successors and assigns, to the extent assignable, all of Assignor’s right, title and interest in and to the Licenses and Permits, and Assignee hereby accepts such assignment, sale and transfer from and after the date hereof.

3.                                      Assignee hereby agrees to indemnify and hold Assignor harmless from all loss, expense or liability (including, without limitation, reasonable attorneys’ fees and disbursements) relating to the Contracts and Licenses and Permits accruing from or after the date hereof, and Assignor hereby agrees to indemnify and hold Assignee harmless from all loss, expense or liability (including, without limitation, reasonable attorneys’ fees and disbursements) relating to the Contracts and Licenses and Permits accruing prior to the date hereof.

4.                                      This Assignment is made without representation, warranty (express or implied) or recourse of any kind, except as may be expressly provided herein or in the Sale Agreement.

5.                                      This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Agreement shall be governed by, and construed under, the laws of the State of New York.

6.                                      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

7.                                      Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sale Agreement.

IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Assignment as of the date and year first above written.

ASSIGNOR:

L.L.C.
By: , its sole member
By: , its general partner

By:
Gary T. Wagner, General Counsel

ASSIGNEE:

By:
Name:
Title:

Exhibit A

Contracts

EXHIBIT C

ASSIGNMENT AND ASSUMPTION OF LEASE OBLIGATIONS

THIS ASSIGNMENT AND ASSUMPTION OF LEASE OBLIGATIONS (this “Assignment”) is made as of                   , 20   by and between                           , a limited liability company organized under the laws of the State of New York, having an office located c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, New Jersey 07311 (“Assignor”), and                 , a                   , a                 , having an office located at               (“Assignee”).

W I T N E S S E T H:

WHEREAS, the property commonly known as            ,         , New York (the “Property”) is affected by certain leases and other agreements with respect to the use and occupancy of the Property, which leases and other agreements are listed on Exhibit A annexed hereto and made a part hereof (the “Leases”);

WHEREAS, Assignor has entered into that certain Agreement of Sale and Purchase (“Agreement”) with Assignee dated                    , 20  , wherein Assignor has agreed to assign and transfer to Assignee all of Assignor’s right, title and interest in and to (i) the Leases, (ii) all security deposits paid to Assignor, as landlord (together with any interest which has accrued thereon, but only to the extent such interest has accrued for the benefit of the tenant), to the extent such security deposits have not yet been applied toward the obligations of any tenant under the Leases, which security deposits are listed on Exhibit B annexed hereto and made a part hereof (“Security Deposits”), and (iii) the Leasing Commission Agreements entered into in connection with the Leases, which leasing commission agreements are listed on Exhibit C annexed hereto and made a pert hereof (the “Leasing Commission Agreements”);

WHEREAS, Assignor desires to assign to Assignee all of Assignor’s right, title and interest in and to the Leases, Security Deposits, and Leasing Commission Agreements, and Assignee desires to accept the assignment of such right, title and interest in and to the Leases, Security Deposits, and Leasing Commission Agreements and to assume all of Assignor’s rights and obligations under the Leases, with respect to the Security Deposits, and under the Leasing Commission Agreements.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained and for other good and valuable consideration, the parties intending to be legally bound, do hereby agree as follows:

1.                                      Assignor hereby assigns, sells, transfers, sets over and conveys to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to (i) the Leases, (ii) Security Deposits, and (iii) the Leasing Commission Agreements.  Assignee, from and after the date hereof, hereby accepts this assignment, sale, transfer and conveyance and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities of Assignor under and by virtue of the Leases, including but not limited to the obligation to properly maintain, apply and return the Security Deposits in accordance with terms and conditions of the Leases, and under the Leasing Commission Agreements.

2.                                      Assignor hereby agrees to defend, indemnify and hold harmless Assignee from any liability, damages, causes of actions, out-of-pocket expenses and reasonable attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignor under and by virtue of the Leases, Security Deposits and Leasing Commission Agreements with respect to the period of Assignor’s ownership prior to the effective date hereof, including, without limitation, the return of Security Deposits and the payment of brokerage commissions relating thereto.

3.                                      Assignee hereby agrees to defend, indemnify and hold harmless Assignor from any liability, damages, causes of actions, out-of-pocket expenses and reasonable attorneys’ fees incurred by Assignor by reason of the failure of Assignee to fulfill, perform and discharge all of the various commitments, obligations and liabilities of Assignee under and by virtue of the Leases, Security Deposits and Leasing Commission Agreements assigned hereunder from and after the effective date hereof, including, without limitation, the return of Security Deposits and the payment of brokerage commissions relating thereto.

4.                                      This Assignment is made without representation, warranty (express or implied) or recourse of any kind, except as may be expressly provided herein or in the Agreement.

5.                                      This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Assignment shall be governed by, and construed under, the laws of the State of New York.

6.                                      This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

7.                                Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Assignment as of the date and year first above written.

ASSIGNOR:

L.L.C.
By: , its sole member
By: , its general partner

By:
Gary T. Wagner, General Counsel

ASSIGNEE:

By:
Name:
Title:

Exhibit A

Description of Leases

Exhibit B

Security Deposits

Exhibit C

Leasing Commission Agreements

EXHIBIT D

BILL OF SALE

, a New York limited liability company (“Seller”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, transfers and delivers to                       , a                       (“Buyer”), all of Seller’s right, title and interest in and to all equipment, appliances, tools, supplies, machinery, artwork, furnishings, any construction documents, “as built” plans and specifications and floor plans for the existing improvements and landscape plans, surveys, environmental site assessments and warranties relating to and only to the extent reflecting current conditions at the Real Property (but specifically excluding any such items which may have been prepared for or identify potential capital improvements or development), and other tangible personal property attached to, appurtenant to, located in and used exclusively in connection with the ownership or operation of the real property commonly known as                , New York  (the “Real Property”) and situated at the Real Property on the date hereof, but specifically excluding all personal property leased by Seller or owned by tenants or others, if any (the “Personal Property”), to have and to hold the Personal Property unto Buyer, its successors and assigns, forever.

Seller makes no representation or warranty to Buyer, express or implied, in connection with this Bill of Sale or the sale, transfer and conveyance made hereby, except as may be set forth in that certain Agreement of Sale and Purchase, dated February   , 2019 and entered into by and among Seller, and RMC Acquisition Entity, LLC.

EXECUTED under seal this       day of             , 20  .

L.L.C.

By: , its sole member
By: , its general partner

By:
Gary T. Wagner, General Counsel

EXHIBIT D-1 MOTOR VEHICLES Estimated State Owned or Leased Name/Add to be used on ID Card NY ONLY - Registrant Address NY ONLY - Registrant FEIN Cost When Plate Number Purchased Empire State Vehicle Leasing LLC, c/o Mack-Cali Realty 100 Clearbrook Rd. Elmsford NY New York Owned Corporation, 100 Clearbrook Rd. Elmsford NY 10523 10523 030-485-627 $14,476 Plate CCG8320 Empire State Vehicle Leasing LLC, c/o Mack-Cali Realty 100 Clearbrook Rd. Elmsford NY New York Owned Corporation, 100 Clearbrook Rd. Elmsford NY 10523 10523 030-485-627 $15,106 Plate CCG8319 Empire State Vehicle Leasing LLC, c/o Mack-Cali Realty 100 Clearbrook Rd. Elmsford NY New York Owned Corporation, 100 Clearbrook Rd. Elmsford NY 10523 10523 030-485-627 $21,559 Plate CVU9344 Empire State Vehicle Leasing LLC, c/o Mack-Cali Realty 100 Clearbrook Rd. Elmsford NY New York Owned Corporation, 100 Clearbrook Rd. Elmsford NY 10523 10523 030-485-627 $21,448 Plate FFJ6124 Empire State Vehicle Leasing LLC, c/o Mack-Cali Realty 100 Clearbrook Rd. Elmsford NY New York Owned Corporation, 100 Clearbrook Rd. Elmsford NY 10523 10523 030-485-627 $27,150 Plate GXD4983 Empire State Vehicle Leasing LLC, c/o Mack-Cali Realty 100 Clearbrook Rd. Elmsford NY New York Owned Corporation, 100 Clearbrook Rd. Elmsford NY 10523 10523 030-485-627 $24,481 Plate 90758ME #191545 v8/54525-055 158

EXHIBIT E

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE AGREEMENT (this “Assignment”) is made as of                   , 20   (the “Effective Date”) by and between                           L.L.C., a limited liability company organized under the laws of the State of New York, having an office located c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, New Jersey 07311 (“Assignor”), and                 , a                   , having an office located at                       (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor is the tenant under that certain lease [INSERT RESPECTIVE GROUND LEASE DESCRIPTION FROM PSA] (collectively, as amended and assigned, the “Ground Lease”), covering that certain parcel of land in the Town of Mount Pleasant, County of Westchester, State of New York, as more particularly described in the Ground Lease, and commonly known by the address      Skyline Drive, Mount Pleasant, New York, [being Section       , Block   , Lot   , as shown on the tax map of the Town of Mount Pleasant] [as more particularly described on Exhibit A annexed hereto and made a pert hereof].

WHEREAS, Assignor and Assignee are parties to that certain Agreement of Sale and Purchase dated                    , 20   (“Agreement”), wherein Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to the Ground Lease, and Assignee has agreed to accept the assignment of such right, title and interest in and to the Ground Lease and to assume all of Assignor’s right, title and interest in the Ground Lease.

NOW, THEREFORE, in consideration of the sum of Ten Dollars, the mutual covenants and conditions herein contained and for other good and valuable consideration, the parties intending to be legally bound, do hereby agree as follows:

1.                                      Assignor hereby assigns, sells, transfers, sets over and conveys to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Ground Lease from and after the Effective Date.  Assignee hereby accepts the assignment, sale, transfer and conveyance of Assignor’s right, title and interest in and to the Ground Lease and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities (collectively, “Obligations”) of Assignor under and by virtue of the Ground Lease arising from and after the Effective Date.

2.                                      Assignee hereby agrees to indemnify and hold Assignor harmless from all loss, expense or liability (including, without limitation, attorneys’ fees and disbursements) relating to the Obligations accruing from or after the Effective Date.

3.                                      Assignor hereby agrees to indemnify and hold Assignee harmless from all loss, expense or liability (including, without limitation, attorneys’ fees and disbursements) relating to the Obligations accruing prior to the Effective Date.

4.                                      This Assignment is made without representation, warranty (express or implied) or recourse of any kind, except as may be expressly provided herein or in the Agreement.

5.                                      This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Assignment shall be governed by, and construed under, the laws of the State of New York.

6.                                      This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Assignment as of the date and year first above written.

ASSIGNOR:

L.L.C.
By: , its sole member
By: , its general partner

By:
Gary T. Wagner, General Counsel

ASSIGNEE:

By:
Name:
Title:

EXHIBIT F

Service Contracts

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
A&A Maintenance Enterprise, Inc.	Handyman Services	Entities listed on Exhibit B	June 6, 2017	No	CWEP - All Buildings	17-026
A&A Maintenance Enterprises, Inc.	Matron and Janitorial	3 Odell Realty L.L.C.	January 19, 2018	Yes	SWEP - 3 Odell Plaza Only	18-007
ABM Air Conditioning & Heating, Inc.	HVAC Maintenance	Entities listed on Exhibit B	October 9, 2015	Yes	MWEP - 4, 5, 6, 8, 10, 11, 12, 15 Skyline Drive and 200 Saw Mill Rd Only	15-072
ABM Air Conditioning & Heating, Inc.	HVAC Maintenance	Entities listed on Exhibit B	October 12, 2015	Yes	CWEP - All Buildings	15-074
ABM Air Conditioning & Heating, Inc.	HVAC Maintenance	Mid-Westchester Realty Associates L.L.C.	July 22, 2016	No	MWEP - 17 Skyline Drive Only	16-088
ABM Air Conditioning and Heating, Inc.	HVAC Maintenance	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	October 26, 2015	Yes	SWEP - 1, 5, and 7 Odell Plaza, 4 and 6 Executive Plaza, 100 and 200 Corporate Blvd Only	15-089
ABM Air Conditioning and Heating, Inc.	HVAC Maintenance	Mack-Cali CW Realty Associates L.L.C.	January 31, 2018	No	CWEP - 101 Executive Blvd Only	18-011
ABM Air Conditioning and Heating, Inc.	HVAC Maintenance - Annual	3 Odell Realty L.L.C.	December 15, 2017	No	SWEP - 3 Odell Plaza Only	17-043
ABM Air Conditioning and Heating, Inc.	HVAC Maintenance (AVR Realty Associates)	Mack-Cali So. West Realty Associates L.L.C.	April 1, 2018	No	SWEP - 1 Executive Blvd Only	18-017
ABM Air Conditioning and Heating, Inc.	HVAC Maintenance (Bronx Lebanon Hospital)	Mack-Cali So. West Realty Associates L.L.C.	December 6, 2016	No	SWEP - 1 Executive Blvd Only	16-146

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
ABM Air Conditioning and Heating, Inc.	HVAC Maintenance (Opengate)	Mack-Cali Mid-West Realty Associates LLC	June 13, 2017	No	MWEP - 10 Skyline Drive Only	17-029
ABM Janitorial Services NE, Inc.	Janitorial Services	Entities listed on Exhibit G	October 15, 2015	No	CWEP — 100 Clearbrook Rd Only. MWEP: 2, 7, 8 Skyline Drive Only, SWEP — 1 and 3 Executive Blvd Only.	15-066
ABM Janitorial Services, Inc.	Handyman Services	Entities listed on Exhibit B	December 23, 2015	Yes	MWEP - All Buildings and Associations	15-076
ABM Janitorial Services, Inc.	Janitorial Services for Opengate	Mack-Cali Mid-West Realty Associates LLC	January 19, 2018	Yes	MWEP - 10 Skyline Drive Only	18-010
All Safe Fire Sprinkler Corp.	Fire Sprinkler Inspection and Service	Entities listed on Exhibit B	May 11, 2018	No	SWEP - All Buildings	18-023
All Safe Fire Sprinkler Corp.	Fire Sprinkler System Services	Entities listed on Exhibit B	September 1, 2016	No	CWEP - All Buildings; MWEP - All Buildings	16-102
Alternative Pest Control	Exterminating and Pest Control	Entities listed on Exhibit B	September 14, 2016	No	MWEP - All Buildings and Associations; CWEP - All Buildings	16-107
Alternative Pest Control	Extermination and Pest Control Services	Mack-Cali CW Realty Associates L.L.C.	December 20, 2017	No	CWEP - 101 Executive Blvd Only	17-045
Automated Control Logic, Inc.	Andover Automation Systems	Entities listed on Exhibit B	January 19, 2017	Yes	CWEP - 100 Clearbrook Rd Only; MWEP - 2, 7, and 17 Skyline Drive Only; SWEP - 3 Executive Blvd Only	17-007
B & H Security	Monitoring Services - Central Station	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	October 1, 2016	No	SWEP - 1 and 3 Executive Blvd Only	16-129
BH Security	Security Systems Inspection - Annual	Skyline Realty L.L.C.	January 22, 2016	No	MWEP - 7 Skyline Drive Only	16-003
BH Security	Security Test and Inspection - Annual	Mack-Cali CW Realty Associates L.L.C.	September 22, 2017	No	CWEP - 100 Clearbrook Rd Only	17-036

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
Blondie’s Holiday House	Holiday Decorations	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	October 15, 2015	No	SWEP - 1 and 3 Executive Blvd Only	15-080
Blondie’s Holiday House	Holiday Decorations	Mack-Cali CW Realty Associates L.L.C.	December 14, 2015	Yes	CWEP - 100 Clearbrook Rd Only	15-101
Blondie’s Holiday House	Holiday Decorations	Skyline Realty Associates, L.L.C.	December 14, 2015	Yes	MWEP - 7 Skyline Drive Only	15-102
Blondie’s Holiday House	Interior Plant Maintenance	Skyline Realty Associates, L.L.C.	October 12, 2015	No	MWEP - 7 Skyline Drive Only	15-069
Blondie’s Treehouse	Interior Plant Maintenance	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	October 15, 2015	No	SWEP - 1 and 3 Executive Blvd Only	15-081
Blondies Treehouse, Inc.	Interior Plant Maintenance	Mack-Cali CW Realty Associates L.L.C.	September 15, 2016	No	CWEP - 100 Clearbrook Rd Only	16-108
County Waste Management	Rubbish & Recycling Removal Service	Entities listed on Exhibit B	December 8, 2017	No	MWEP - All Buildings; SWEP - All Buildings;	17-041
Croker Fire Drill Corporation	Fire Drill Tests	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	August 27, 2015	No	SWEP - 1 and 3 Executive Blvd Only	15-048
Croker Fire Drill Corporation	Fire Drill Tests	3 Odell Realty L.L.C.	September 1, 2018	No	SWEP — 3 Odell Plaza Only	18-042
Daikin Applied	HVAC Maintenance and Inspection	Mack-Cali So. West Realty Associates L.L.C.	December 19, 2016	No	SWEP - 1 Executive Blvd Only	16-150
Daikin Applied	HVAC Maintenance and Inspection	So. Westchester Realty Associates L.L.C.	December 19, 2016	No	SWEP - 3 Executive Blvd Only	16-151
Industrial Cooling Corp.	Building Automation System Inspection and Maintenance	Mid-Westchester Realty Associates L.L.C. and Skyline Realty L.L.C.	July 1, 2016	No	MWEP - 1, 2, and 7 Skyline Only	16-096
Interactive Touchscreen Solutions, Inc.	Navigo System Maintenance	Mack-Cali So. West Realty Associates L.L.C.	December 15, 2017	No	SWEP - 1 Executive Blvd Only	17-042

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
Interstate Fire & Safety Equipment Company, Inc.	Ventilation System Cleaning	Skyline Realty L.L.C.	June 21, 2016	No	MWEP - 7 Skyline Drive Only	16-082
Johnson Controls, Inc.	Building Management System	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	January 24, 2017	No	SWEP - 1 Executive Blvd Only	17-011
Matthew & Tony General Landscaping, Inc.	Landscaping	Mack-Cali CW Realty Associates L.L.C.	January 19, 2018	No	CWEP - 101 Executive Blvd Only	18-003
Matthew & Tony General Landscaping, Inc.	Landscaping Services [1]	Entities listed on Exhibit E	January 20, 2018	No	SWEP - All Buildings, Associations, and Land Parcels	18-001
Matthew & Tony General Landscaping, Inc.	Snow Removal	Mack-Cali CW Realty Associates L.L.C.	January 19, 2018	No	CWEP - 101 Executive Blvd Only	18-002
Matthew & Tony General Landscaping, Inc.	Snow Removal	Entities Listed on Exhibit D	September 26, 2018	No	CWEP — All Buildings	18-232
Matthew & Tony General Landscaping, Inc.	Snow Removal	Entities listed on Exhibit D	September 26, 2018	No	SWEP - All Properties and Land Parcels	18-235
Open Systems Metro NY Inc.	Burglar Alarm Maintenance and Monitoring	Mack-Cali CW Realty Associates L.L.C.	June 1, 2018	No	CWEP - 101 Executive Blvd Only	18-025
Open Systems Metro NY Inc.	Fire Alarm Maintenance and Monitoring	Mack-Cali CW Realty Associates L.L.C.	January 1, 2019	No	CWEP - 101 Executive Blvd Only	18-057
Open Systems Metro NY, Inc.	Fire Alarm Maintenance and Inspection	Mack-Cali So. West Realty Associates LLC	February 1, 2018	No	SWEP - 1 Executive Blvd Only	18-035
Open Systems Metro NY, Inc.	Fire Alarm Maintenance and Inspection	So. Westchester Realty Associates L.L.C.	February 1, 2018	Yes	SWEP - 3 Executive Blvd Only	18-036

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
Open Systems Metro NY, Inc.	Fire Alarm Maintenance and Inspection	3 Odell Realty LLC	February 1, 2018	No	SWEP - 3 Odell Plaza Only	18-034
Pride & Service Elevator	Elevator Maintenance	Entities listed on Exhibit B	October 5, 2017	Yes	CWEP - 100 Clearbrook Rd Only; MWEP - 7 and 17 Skyline Drive Only	17-038
Pride & Service Elevator	Elevator Maintenance	Mack-Cali So. West Realty Associates L.L.C.	May 1, 2012	Yes	SWEP — 1 Executive Blvd Only	12-052
Pride & Service Elevator	Elevator Maintenance	Entities Listed on Exhibit B	April 4, 2013	Yes	CWEP — 100 Clearbrook Road only. MWEP — 7 and 17 Skyline Only. SWEP — 1 and 3 Executive Blvd Only	13-048
Red Hawk Fire & Security, LLC	Fire Alarm Maintenance	Entities listed on Exhibit B	September 20, 2018	No	CWEP - 77 and 101 Executive Blvd and 100 Clearbrook Rd Only; MWEP - 1, 2, and 7 Skyline Drive Only	18-048
S&S Fire Suppression Systems	Sprinkler System Inspections	Mack-Cali CW Realty Associates LLC	October 1, 2018	No	CWEP - 101 Executive Blvd Only	18-043
S&S Fire Suppression Systems	Sprinkler System Inspections	Entities Listed on Exhibit B	May 17, 2016	No	SWEP — All properties	16-066
SaniPro Disposal Services d/b/a Surburban Carting Co.	Recycling and Rubbish Removal Services	Mack-Cali CW Realty Associates LLC	January 19, 2018	No	CWEP - 101 Executive Blvd Only	18-005
Scarsdale Security Systems, Inc.	Fire Alarm Monitoring and Testing	Mack-Cali CW Realty Associates L.L.C.	January 1, 2016	No	CWEP — 50 Executive Blvd and 100 Clearbrook Rd	18-013
Scarsdale Security Systems, Inc.	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 19, 2012	No	CWEP — 100 Clearbrook Rd	N/A
Schindler Elevator Corporation	Elevator Maintenance and Inspection	Mack-Cali CW Realty Associates L.L.C.	January 1, 2016	No	CWEP - 250 Clearbrook Rd Only	15-045

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
Suburban Carting Company	Rubbish Removal & Recycling	Entities listed on Exhibit B	April 15, 2016	No	CWEP - All Buildings; SEP - All Buildings	16-022
ThermoTest North, Inc.	Infrared Scanning	So. Westchester Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., 3 Odell Realty L.L.C.	November 15, 2016	No	SWEP — All Buildings	16-097
Three D Industrial Maintenance Corp.	Catch Basin Cleaning & Street Sweeping Services	Entities listed on Exhibit B	November 22, 2016	Yes	MWEP - All Buildings and Associations	16-136
Three D Industrial Maintenance Corp.	Snow Removal	Entities listed on Exhibit D	September 26, 2018	No	MWEP - All Buildings and Associations, including land parcel at 14-16 Skyline Drive	18-234
Three D Industrial Maintenance Corp.	Catch Basin Cleaning	So. Westchester Realty Associates L.L.C., Mack-Cali So. West Realty Associates L.L.C., 3 Odell Realty L.L.C., South West Maintenance Corp., 225 Realty LLC.	November 22, 2016	No	MWEP - All Buildings including Land Parcel	17-034
Tri-State Façade Services	Window and Façade Cleaning	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	January 19, 2018	No	SWEP - All Buildings	18-008
Tri-State Façade Services, Inc.	Window and Façade Cleaning	Entities listed on Exhibit B	January 12, 2016	No	CWEP - 100 Clearbrook Rd Only; MWEP - 1, 2, 7, 11, 12, 15, and 10 Skyline Drive Only	16-002
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 2, 2015	No	CWEP - 1 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 14, 2015	No	CWEP - 11 Clearbrook Rd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 14, 2015	No	CWEP - 150 Clearbrook Rd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 5, 2015	No	CWEP - 2 Westchester Plaza Only	N/A

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 28, 2015	No	CWEP - 250 Clearbrook Rd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 2, 2015	No	CWEP - 3 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 9, 2015	No	CWEP - 300 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	Cross Westchester Realty Associates L.L.C.	October 9, 2015	No	CWEP - 350 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 29, 2015	No	CWEP - 4 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 14, 2015	No	CWEP - 400 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 2, 2015	No	CWEP - 5 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 14, 2015	No	CWEP - 500 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	Cross Westchester Realty Associates L.L.C.	October 28, 2015	No	CWEP - 525 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 2, 2015	No	CWEP - 6 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 15, 2015	No	CWEP - 7 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Cross Westchester Realty Associates L.L.C.	October 2, 2015	No	CWEP - 75 Clearbrook Rd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 9, 2015	No	CWEP - 77 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali CW Realty Associates L.L.C.	October 2, 2015	No	CWEP - 8 Westchester Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mid-Westchester Realty Associates L.L.C.	October 28, 2015	No	MWEP - 1 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali Mid-West Realty Associates L.L.C.	October 9, 2015	No	MWEP - 10 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	Mid-Westchester Realty Associates L.L.C.	October 28, 2015	No	MWEP - 11 Skyline Dr Only	N/A

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
Tyco Integrated Security	Monitoring	12 Skyline Associates L.L.C.	October 28, 2015	No	MWEP - 12 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	Mid-Westchester Realty Associates L.L.C.	October 29, 2015	No	MWEP - 15 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali Mid-West Realty Associates L.L.C.	October 15, 2015	No	MWEP - 200 Saw Mill River Rd Only	N/A
Tyco Integrated Security	Monitoring	Mid-Westchester Realty Associates L.L.C.	October 28, 2015	No	MWEP - 4 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	5/6 Skyline Realty L.L.C.	October 15, 2015	No	MWEP - 5 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	5/6 Skyline Realty L.L.C.	October 9, 2015	No	MWEP - 6 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali Mid-West Realty Associates L.L.C.	October 9, 2015	No	MWEP - 8 Skyline Dr Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali So. West Realty Associates L.L.C.	October 28, 2015	No	SWEP - 1 Executive Blvd Only	N/A
Tyco Integrated Security	Monitoring	So. Westchester Realty Associates L.L.C.	October 15, 2015	No	SWEP - 1 Odell Plaza Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali So. West Realty Associates L.L.C.	October 9, 2015	No	SWEP - 100 Corporate Blvd Only	N/A
Tyco Integrated Security	Monitoring	So. Westchester Realty Associates L.L.C.	October 9, 2015	No	SWEP - 200 Corporate Blvd South Only	N/A
Tyco Integrated Security	Monitoring	Mack-Cali So. West Realty Associates L.L.C.	October 28, 2015	No	SWEP - 4 Executive Plaza Only	N/A
Tyco Integrated Security	Monitoring	So. Westchester Realty Associates L.L.C.	October 9, 2015	No	SWEP - 5 Odell Plaza Only	N/A
Tyco Integrated Security	Monitoring	So. Westchester Realty Associates L.L.C.	October 28, 2015	No	SWEP - 6 Executive Plaza Only	N/A
Tyco Integrated Security	Monitoring	So. Westchester Realty Associates L.L.C.	October 9, 2015	No	SWEP - 7 Odell Plaza Only	N/A
US Renewable, LLC	Recycling - Electronics, Ink, and Toner	Entities listed on Exhibit B	June 16, 2014	No	All Buildings in Transaction	14-058

Contractor	Service	Owner	Agreement Date	Month-to- Month	Applies to	Contract #
US Security Associates, Inc.	Security Patrol Services	Entities listed on Exhibit B	October 7, 2016	Yes	All Buildings in Transaction including Associations and Land	16-124
UtiliVisor	Electric Meter Readings	Mack-Cali CW Realty Associates L.L.C.	July 1, 2018	No	CWEP - 50 Executive Blvd Only	18-018
UtiliVisor Energy Oversight	Electric and Water Meter Readings	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	November 1, 2018	No	SWEP - 1 and 3 Executive Blvd, 5 Odell Plaza Only	18-050
Water Dynamics	Water Treatment (Montefiore)	Mack-Cali So. West Realty Associates L.L.C.	May 10, 2018	No	SWEP - 100 Corporate Blvd Only	18-021
Water Dynamics Inc.	Water Treatment Program	Mack-Cali CW Realty Associates L.L.C.	November 1, 2018	No	CWEP - 100 Clearbrook Rd Only	18-053
Water Dynamics, Inc.	Water Treatment Services	Mid-Westchester Realty Associates L.L.C. and Skyline Realty LLC	May 10, 2010	Yes	MWEP - 1, 2, 7 and 17 Skyline Dr Only	18-022
Water Dynamics, Inc.	Water Treatment Services	So. Westchester Realty Associates L.L.C. and Mack-Cali So. West Realty Associates L.L.C.	May 10, 2018	Yes	SWEP - 1 and 3 Executive Blvd Only	18-020

[1] Contract # 18-001 (Matthew and Tony General Landscaping, dated January 20, 2018) originally included Scavenger services.  Scavenger only was terminated in attached letter dated May 1, 2018.

Rooftop Antenna Management Agreement

Management and Transmitting Sites Agreement between Apex Site Management, L.P., Manager, and Mack-Cali Realty Corporation, Owner, dated July 6, 1998

• Letter Agreement re Amendment to Management Agreement, dated October 5, 1999.

• Letter Agreement re Amendment to Management Agreement, dated November 1, 1999.

• Letter Agreement re Amendment to Management Agreement, dated November 19, 1999.

• Letter Agreement re Amendment to Management Agreement, dated January 7, 2000.

• Letter Agreement re Amendment to Management Agreement, dated July 25, 2000.

• Amendment to Management of Transmitting Sites Agreement, dated February 11, 2003

•  Seventh Amendment to Management of Transmitting Sites Agreement, dated January 12, 2017

Note:  This should go on every service contract exhibit, regardless of whether there is rooftop activity

Leased Equipment

None

Roof Warranties

7 Westchester Plaza

20 Year System Warranty from Sika Sarnafil, dated August 4, 2014.

8 Westchester Plaza

20 Year System Warranty from Sika Sarnafil, dated September 7, 2016.

200 Clearbrook Road

20 Year System Warranty from Sika Sarnafil, dated June 20, 2014.

11 Skyline Drive

20 Year System Warranty from Sika Sarnafil, dated November 15, 2012.

15 Skyline Drive

20 Year System Warranty from Sika Sarnafil, dated August 12, 2015.

17 Skyline Drive

20 Year System Warranty from Sika Sarnafil, dated November 15, 2012.

10 Skyline Drive

Seaman Corporation Commercial Roofing Warranty, dated October 23, 2010.

4 Executive Drive

20 Year System Warranty from Sika Sarnafil, dated June 29, 2015.

100 Corporate Blvd

20 Year System Warranty from Sika Sarnafil, dated September 10, 2012.

200 Corporate Blvd

20 Year System Warranty from Sika Sarnafil, dated October 17, 2017.

240 White Plains Road

GAF Diamond Pledge Roof Guarantee dated October 9, 2006.

EXHIBIT G

Lease Schedule

1 WESTCHESTER PLAZA

British Apparel Collection, LTD

Standard Form of Loft Lease between RM CW Realty Associates, Owner, and British Apparel Collection, LTD., Tenant dated July 22, 1997.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and British Apparel Collection, LTD., Tenant dated March 31, 2003.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and The British Apparel Collection, LTD., Tenant dated August 24, 2007.

•                  Sublease between The British Apparel Collection, LTD.,  Sublandlord, and JIN International Business, Inc., d/b/a “As Seen On TV”, Subtenant, dated April 16, 2009.

•                  Consent to Sublet between Mack-Cali CW Realty Associates L.L.C., Owner, The British Apparel Collection, LTD., Tenant, and JIN International Business, Inc., Subtenant, dated April 27, 2009.

•                  Sublease between The British Apparel Collection, LTD., Sublandlord, and JIN International Business, Inc., d/b/a “As Seen On TV”, Subtenant, dated December 21, 2012.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C, Owner, and The British Apparel Collection, LTD., Tenant dated April 6, 2018.

•                  First Amendment between The British Apparel Collection LTD, Sub-Landlord, and JIN International Business Inc., d/b/a “As Seen On TV”, Sub-Tenant, dated April 6, 2018.

•                  First Amendment to Consent to Sublet between Mack-Cali CW Realty Associates L.L.C., Owner, The British Apparel Collection, LTD., Tenant, and JIN International Business, Inc.,  Subtenant, dated May 3, 2018.

Carrier Enterprise Northeast, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Carrier Enterprise Northeast, LLC, Tenant dated November 30, 2012.

•                  Commencement Date Agreement between Mack-Cali Realty Corporation L.L.C., Owner, and Carrier Enterprise Northeast, LLC, Tenant dated April 3, 2013.

•                  First Amendment between Mack-Cali Realty Corporation L.L.C., Owner, and Carrier Enterprise Northeast, LLC, Tenant dated June 24, 2015.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Carrier Enterprise Northeast, LLC, Tenant dated November 27, 2018.

R.S. Knapp Company, Inc.

Standard Form of Loft Lease between Robert Martin Company, Landlord, and R.S. Knapp Company, Inc. Tenant, dated February 26, 1987.

•                  C&E Letter between Robert Martin Company, Landlord, and R.S. Knapp Company, Inc., Tenant dated April 10, 1987.

•                  First Lease Amendment between Robert Martin Company, Landlord, and R.S. Knapp Company, Inc., Tenant, dated March 11, 1992.

•                  Second Lease Amendment between Robert Martin Company, Landlord, and R.S. Knapp Company, Inc., Tenant, dated March 3, 1995.

•                  Third Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and R.S. Knapp Company, Inc., Tenant, dated November 1, 1999.

•                  Fourth Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and R.S. Knapp Company, Inc., Tenant, dated September 24, 2004.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and R.S. Knapp Company, Inc., Tenant, dated June 21, 2010.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and R.S. Knapp Company, Inc., Tenant, dated June 18, 2015.

University Pathology, P.C.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates, L.L.C., Owner, and University Pathology, P.C., Tenant dated August 13, 2010.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates, L.L.C., Owner and University Pathology, P.C. d/b/a Alliance Laboratories of Westchester, Tenant, dated August 2, 2016.

Verizon New York, Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Verizon New York Inc. dated April 1, 2008.

100 CLEARBROOK ROAD

Bioscrip Nursing Services LLC -fka- MIM Corporation

Standard Form of Office Lease between RM CW Realty Associates, Owner, and MIM Corporation, Tenant, dated June 30, 1998.

•                  C&E Letter between RM CW Realty Associates, Landlord, and MIM Corporation, Tenant, dated September 21, 1998.

•                  Consent to Sublet between Mack-Cali CW Realty Associates L.L.C., Owner, MIM Corporation, Tenant, and New York ADIMA, L.L.C., Subtenant, dated January 22, 2002.

•                  Sublease between New York ADIMA, L.L.C., Tenant, MIM Corporation, Landlord, and RM CW Realty Associates, Prime Landlord, dated January 22, 2002.

•                  Change of Name Certificate from “MIM Corporation” to “Bioscrip, Inc.” dated March 9, 2005.

•                  First Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Bioscrip, Inc., Tenant, dated March 30, 2007.

•                  Landlord’s Subordination between Mack-Cali CW Realty Associates, L.L.C., Landlord, Bioscrip, Inc., Borrower, and Jefferies Finance LLC, Secured Party dated May 13, 2010.

•                  Second Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner and Bioscrip, Inc., formerly known as MIM Corporation, Tenant dated September 30, 2010.

•                  Landlord Waiver Agreement Letter between Mack-Cali CW Realty Associates L.L.C., Landlord, BioScrip, Inc., Tenant, and Healthcare Finance Group, LLC, Collateral Agent dated December 28, 2010.

•                  Third Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Bioscrip Inc., (formerly known as MIM Corporation) Tenant dated June 1, 2011.

•                  Landlord Subordination between Bioscrip, Inc., Borrower, Mack-Cali CW Realty Associates L.L.C., Landlord, and Suntrust Bank, Secured Party, dated November 20, 2013.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, Bioscrip, Inc., formerly known as MIM Corporation, Assignor, and Bioscrip Nursing Services, LLC, Tenant dated October 19, 2015.

•                  Landlord Waiver Notice between Mack-Cali CW Realty Associates L.L.C., Landlord and SunTrust Bank, Agent dated June 29, 2017.

•                  Fifth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Bioscrip Nursing Services, LLC, Tenant dated April 1, 2018.

Black Marjieh & Sanford LLP fka Black Marjieh Leff & Sanford LLP fka Marjieh Law LLP

Short Form Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Marjieh Law LLP, Tenant dated May 11, 2017.

•                  Good Guy Guaranty of Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Marjieh Law LLP, Tenant, dated May 10, 2017.

•                  Black Marjieh Leff & Sanford LLP Partnership Resolution Changing Name of Partnership dated June 16, 2017.

•                  License Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord and Marjieh Law LLP, Tenant, dated May 4, 2018.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord and Marjieh Law LLP, Tenant, dated January 23, 2018.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Black Marjieh Leff & Sanford LLP, Tenant dated April 30, 2018.

•                  Black Marjieh & Sanford LLP Notice of Name Change and Withdrawal of Partner dated July 23, 2018.

Cablevision Lightpath Inc., fka CSC Holdings (TA)

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and CSC Holdings, Inc., Provider, dated July 20, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and CSC Holdings, Inc. and Cablevision Lightpath, Inc., collectively referred to as Provider, dated October 15, 2002.

•                  Renewal Notice Email, dated August 31, 2006.

•                  Second Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

Cellular Sciences, Inc.

Temporary Lease between Mack-Cali CW Realty Associates, L.L.C., Landlord, and Cellular Sciences, Inc., Tenant, dated October 20, 2010.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Cellular Sciences, Inc., Tenant, dated February 27, 2012.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Cellular Sciences Inc., Tenant, dated February 26, 2015.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord and Cellular Sciences Inc., Tenant, dated January 15, 2016.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord and Cellular Sciences Inc., Tenant, dated June 12, 2017.

•                  Fifth Amendment/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord, and Cellular Sciences, Inc., Tenant, dated July 1, 2017.

Clearbrook Café LLC

License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Clearbrook Café LLC, Licensee, dated June 15, 2016.

CooperFriedman Electric Supply Co., Inc.

Short Form Lease between Mack-Cali CW Realty Associates L.L.C, Landlord, and CooperFriedman Electric Supply Co., Inc., Tenant dated December 17, 2018.

National Alliance on Mental Illness of Westchester Inc.

Temporary Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and National Alliance on Mental Illness of Westchester, Inc., Tenant, dated July 30, 2010.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and National Alliance on Mental Illness of Westchester, Inc., Tenant dated, October 18, 2010.

•                  First Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner and National Alliance on Mental Illness of Westchester, Inc., Tenant dated June 13, 2011.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and National Alliance on Mental Illness of Westchester, Inc., Tenant, dated July 17, 2013.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and National Alliance on Mental Illness of Westchester, Inc., Tenant dated October 14, 2016.

•                  Fourth Amendment/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and National Alliance on Mental Illness of Westchester, Inc., Tenant, dated January 31, 2017.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and National Alliance on Mental Illness of Westchester, Inc., Tenant, dated July 17, 2017.

New Cingular Wireless PCS fka Cellular Telephone Company

Standard Form of Office Lease between Robert Martin Company, Owner and Cellular Telephone Company, Tenant, dated December 3, 1992.

•                  License Agreement between Mack-Cali CW Realty Associates, L.L.C., Licensor and Cellular Telephone Company d/b/a AT&T Wireless, Licensee, dated June 30, 2003.

•                  Renewal Letter between Mack-Cali CW Realty Assoc LLC, Lessor, and Cellular Telephone Company dba AT&T Wireless d/b/a Cingular Wireless, Lessee, dated December 31, 2007.

•                  Letter from Mack-Cali CW Realty Associates, L.L.C., Licensor regarding New Cellular Wireless PCS, LLC, successor to Cellular Telephone Company, Licensee, dated August 31, 2011.

•                  Renewal Letter between New Cingular Wireless PCS, LLC d/b/a AT&T Mobility successor to Cellular Telephone, Lessee, and Mack-Cali CW Realty Assoc LLC, Lessor dated October 1, 2012.

•                  First Amendment to License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor and New Cingular Wireless PCS, LLC, Licensee dated March 15, 2017.

•                  Renewal Letter between New Cingular Wireless PCS, LLC and Mack-Cali CW Realty Assoc L.L.C. dated July 3, 2018.

Oakley Construction, LLC

Temporary Office Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Oakley Construction LLC, Tenant dated December 1, 2014.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord and Oakley Construction LLC, Tenant, dated December 5, 2014.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Oakley Construction LLC, Tenant, dated January 5, 2016.

•                  Third Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Oakley Construction LLC, Tenant, dated January 5, 2017.

Omnipoint Facilities Network 2

License Agreement between Mack-Cali CW Realty Associates, L.L.C., Licensor and Omnipoint Facilities Network 2, LLC, Licensee, dated March 22, 2004.

•                  Renewal Notice Letter regarding Mack-Cali CW Realty Associates, L.L.C., and Omnipoint Communications, Inc., dated January 23, 2009.

•                  Email of Correct Rent Commencement Date between Mack-Cali CW Realty Associates, L.L.C., Licensor and Omnipoint Communications, Inc., Licensee dated February 3, 2009.

•                  Renewal Notice Letter between Mack-Cali CW Realty Associates, L.L.C., and T-Mobile Northeast LLC, successor interest to Omnipoint Facilities Network 2, LLC, dated December 11, 2013.

Pyrotek, Inc.

Standard Form of Office Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Pyrotek, Inc., Tenant, dated September 25, 2001.

•                  Standard Form of License Agreement between Mack-Cali CW Realty Associates, L.L.C., Licensor and Pyrotek, Inc., Licensee, dated November 28, 2001.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner/Landlord and Pyrotek, Inc., Tenant dated December 20, 2001.

•                  Letter regarding Option for Additional Space between Mack-Cali CW Realty Associates L.L.C., Owner and Pyrotek Inc., Tenant dated August 1, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Pyrotek Incorporated, Tenant dated February 19, 2008.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor and Pyrotek Incorporated, formerly incorrectly referred to as Pyrotek, Inc., Licensee, dated February 19, 2008.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Pyrotek Incorporated, Tenant dated November 20, 2012.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor and Pyrotek Incorporated, Licensee dated November 20, 2012.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Pyrotek Incorporated, Tenant, dated October 23, 2018.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor and Pyrotek Incorporated, Licensee, dated October 29, 2018.

Robert Martin Company

Standard Form of License Agreement between Robert Martin Company, Licensor, and Robert Martin Company, Licensee, dated June 15, 1994

•                  License Agreement between Cali CW Realty Associates LP, Licensor, and Robert Martin Company, LLC, Licensee, dated January 31, 1997.

•                  Renewal Notice Letter between CW Realty Associates LP, Licensor, and RMC Development Company, LLC, (f/k/a Robert Martin Company LLC) Licensee, dated March 16, 1998.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and RMC Development Company, LLC, Licensee, dated March 29, 1999.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Robert Martin Company, Licensee, dated December 30, 2005.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Robert Martin Company, LLC, Licensee, dated September 29, 2008.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C, Licensor and Robert Martin Company, LLC, Licensee, dated October 31, 2009.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Robert Martin Company, LLC, Licensee, dated September 13, 2011.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Robert Martin Company, LLC, Licensee, dated September 18, 2012.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C, Licensor, and Robert Martin Company, LLC, Licensee, dated March 15, 2018.

Trustco Bank, N.A.

Standard Form of Office Lease between Mack-Cali CW Realty Associates L.L.C, Owner, and Trustco Bank, N.A., Tenant, dated January 18, 2002.

•                  C&E Letter between Mack-Cali CW Realty Associates LLC, Owner/Landlord, and Trustco Bank, N.A., Tenant, dated March 11, 2002.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Trustco Bank, Tenant, dated September 18, 2015.

Teleport Communications New York

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Teleport Communications New York, Provider, dated February 6, 2012.

•                  Renewal Notice Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and TC Systems, Inc. and its affiliate Teleport Communications America, LLC, as a successor in interest to Teleport Communications New York Tenant, Provider, dated October, 28, 2016.

Verizon New York, Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Warshauer Mellusi Warshauer Architects, P.C.

Short Form Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Warshauer Mellusi Warshauer Architects P.C., Tenant, dated December 30, 2013.

101 EXECUTIVE BOULEVARD

Metropolitan Transportation Authority

Lease between Mack-Cali CW Realty Associates L.L.C., Landlord and Metropolitan Transportation Authority, Tenant, dated November 9, 2017.

•                  Condominium Formation Notice between Mack-Cali CW Realty Associates L.L.C., Landlord and Metropolitan Transportation Authority, Tenant dated January 10, 2018.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord and Metropolitan Transportation Authority, Tenant dated August 21, 2018

•                  Memorandum of Lease between Mack-Cali Realty Associates L.L.C., Landlord and Metropolitan Transportation Authority, Tenant dated November 30, 2018

11 CLEARBROOK ROAD

Central West Rare Coins, Inc.

Guaranty of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Central West Rare Coins, Inc., Tenant, and Brian Bauman, Guarantor, dated May 4, 2013.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Central West Rare Coins, Inc., Tenant, dated May 8, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Central West Rare Coins, Inc., Tenant, dated June 30, 2014.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C, Owner, and Central West Rare Coins, Inc., Tenant, dated July 29, 2014.

Eco-Prima, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Eco-Prima, Inc., Tenant, dated June 22, 2009.

•                  C&E Letter between Mack-Cali CW Realty Associates, L.L.C., Owner, Eco-Prima, Inc., Tenant, dated August 27, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, Eco-Prima, Inc., Tenant, dated October 16, 2014.

•                  Second Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, Eco-Prima, Inc., Tenant, dated March 24, 2015.

•                  Third Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, Eco-Prima, Inc., Tenant, dated May 21, 2015.

•                  Fourth Amendment/Commencement Date Agreement between Mack-Cali CW Realty Associates, L.L.C., Owner, and Eco-Prima, Inc., Tenant, dated August 20, 2015.

M&R Manufacturing, Inc. dba Jam Printing

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc. d/b/a Jam Printing, Tenant dated May 30, 2002.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc. d/b/a Jam Printing, Tenant, dated July 31, 2002.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc. d/b/a Jam Printing, Tenant, dated December 22, 2005.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc. d/b/a Jam Printing, Tenant, dated June 19, 2007.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc. (d/b/a JAM Printing), Tenant, dated August 19, 2011.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc., (d/b/a Jam Printing) Tenant, dated June 25, 2015.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and M&R Manufacturing, Inc., (d/b/a Jam Printing) Tenant dated July 18, 2016.

The Play Place, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and The Play Place LLC, Tenant, dated January 16, 2012.

•                  Good Guy Guaranty of Lease between The Play Place LLC, Tenant, Mack-Cali CW Realty Associates L.L.C., Owner, and Shawn Dyer, Luis Cabrera and Marjan Kaljaj, collectively the Guarantor, dated January 13, 2012.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner/Landlord and The Play Place, LLC, Tenant, dated May 29, 2012.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and The Play Place, LLC, Tenant, dated June 6, 2014.

Verizon New York, Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York, Inc., dated April 1, 2008.

125 CLEARBROOK ROAD

ADT, LLC -fka- ADT Security Services, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and ADT Security Services, Inc., Tenant dated November 20, 2000.

•                  Guaranty of Lease between Tyco International (US), Inc., Guarantor, ADT Security Services, Inc., Tenant, and Mack-Cali CW Realty Associates L.L.C., Landlord, dated January 25, 2001.

•                  C&E Letter between Mack-Cali Realty Corporation, Owner/Landlord and ADT Security Systems, Inc., Tenant, dated April 10, 2002.

•                  First Amendment to Lease between Cross Westchester Realty Associates, L.L.C., Owner and ADT Security Services, Inc., Tenant dated February 3, 2012.

•                  Notice of Name Change and Sublease Email between Cross Westchester Realty Associates, Landlord, ADT Security Services, Inc., Tenant, Tyco Integrated Security LLC, Sublandlord, and ADT LLC, Subtenant dated August 17, 2012.

•                  Second Amendment to Lease between Cross Westchester Realty Associates L.L.C., Owner and Tyco Integrated Security LLC, successor to ADT Security Services, Inc., Tenant, dated June 28, 2013.

•                  Third Amendment to Lease between Cross Westchester Realty Associates L.L.C., Owner, and ADT LLC, successor-in-interest to Tyco Integrated Security LLC (formerly known as ADT Security Services, Inc.) dba ADT Security Services, Tenant. dated September 9, 2013.

•                  Fourth Amendment to Lease between Cross Westchester Realty Associates L.L.C., Owner, and ADT LLC, successor-in-interest to Tyco Integrated Security LLC (formerly known as ADT Security Services, Inc.) dba ADT Security Services, Tenant, dated January 29, 2019.

AHG of New York, Inc.

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner and AHG of New York, Inc., Tenant, dated August 16, 2016.

•                  First Amendment to Lease between Cross Westchester Realty Associates L.L.C., Owner, and AHG of New York, Inc., Tenant dated February 1, 2017.

Honeywell International Inc.-fka- Ademco Distributions, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Ademco Distribution, Inc., Tenant dated, October 20, 2000.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and Ademco Distribution, Inc., Tenant dated April 17, 2002.

•                  Merger Letter between Clearbrook Realty Associates, LLC, Owner, and Ademco Distribution, Inc. dated March 18, 2003.

•                  First Amendment between Cross Westchester Realty Associates L.L.C, (previously incorrectly stated as Mack-Cali CW Realty Associates L.L.C.), Owner, and Honeywell International Inc. (successor-in-interest to Ademco Distribution, Inc.), Tenant, dated September 22, 2011.

•                  Notice Modification Letter between Cross Westchester Realty Associates L.L.C. c/o Mack-Cali Realty Corporation, Owner and Honeywell International Inc. d/b/a ADI, Tenant, dated December 3, 2012.

•                  Lease between Cross Westchester Realty Associates L.L.C., Landlord, and Honeywell International, Inc., Tenant, dated March 4, 2013.

•                  First Amendment between Cross Westchester Realty Associates L.L.C., Landlord, and Honeywell International, Inc., Tenant, dated February 28, 2018.

•                  Assignment and Assumption of Leases between Honeywell International Inc., Assignor, and Ademco Inc., Assignee, dated October 15, 2018.

Verizon New York, Inc.

Telecommunication Facilities License Agreement between Clearbrook Road Associates L.L.C., Owner, and Verizon New York Inc., dated April 1, 2008.

150 CLEARBROOK ROAD

Cablevision Lightpath Inc., fka CSC Holdings (TA)

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and CSC Holdings, Inc., Provider, dated July 20, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, CSC Holdings, Inc., and Cablevision Lightpath, Inc., collectively referred to as Provider, dated October 25, 2002.

•                  Renewal Notice Letter between Mack-Cali CW Realty Associates L.L.C., c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated August 31, 2006.

•                  Renewal Email between Mack-Cali CW Realty Associates L.L.C., c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

Custom Pins, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Custom Pins, Inc., Tenant, dated June 15, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Custom Pins, Inc., Tenant, dated August 31, 2015.

Digiscribe International, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Digiscribe International LLC, Tenant, dated June 30, 2003.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Digiscribe International LLC, Tenant dated, April 24, 2007.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Digiscribe International, LLC, Tenant dated June 30, 2011.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and Digiscribe International, LLC, Tenant dated November 21, 2011.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Digiscribe International, LLC, Tenant dated August 23, 2018.

Fitness by Lifestyle, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Fitness by Lifestyle, LLC, Tenant, dated February 27, 2015.

•                  Assignment and Assumption of Lease between Fitness by Lifestyle, LLC, Assignor, Fitness by Lifestyle TWG, LLC, Assignee, and Mack-Cali CW Realty Associates L.L.C., Owner, dated February 5, 2018.

•                  Arears Payment Plan Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Fitness By Lifestyle, LLC, Tenant, dated February 6, 2018.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Fitness by Lifestyle TWG, LLC, Tenant dated February 6, 2018.

•                  Guaranty of Lease between Trevor Spearman, Adrian Rodriguez, Christopher T. Mattoni, collectively the Guarantor, Fitness by Lifestyle TWG, LLC, Tenant, Fitness by Lifestyle, LLC, Tenant, and Mack-Cali CW Realty Associates L.L.C., Owner dated February 6, 2018.

•                  Escrow Agreement between Mack-Cali CW Realty Associates, L.L.C., Owner, Fitness by Lifestyle, LLC, Tenant,  Michael Margolies and Shawn Dyer, sometimes collectively referred to as Guarantors, and Matthew J. Keating, Esq., Escrow Agent, dated February 8, 2018.

Hypres, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Hypres, Inc., Tenant, dated June 13, 2017.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Hypres, Inc., Tenant dated July 30, 2018.

Jacs Amusement, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Jacs Amusement, LLC, Tenant, dated June 14, 2012.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Jacs Amusement, LLC, Tenant dated August 1, 2013.

Positive Impressions, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Positive Impressions, Inc., Tenant, dated May 15, 2002.

•                  Guaranty of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, Positive Impressions, Inc., Tenant, and James Doyle, Guarantor dated May 24, 2002.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Positive Impressions, Inc., Tenant, dated January 29, 2007.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Positive Impressions, Inc., Tenant dated April 5, 2010.

•                  Amended & Restated Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Positive Impressions, Inc., Tenant, dated June 18, 2010.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Positive Impressions, Inc., Tenant, dated June 27, 2014.

RX Vitamins, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and RX Vitamins, Inc., Tenant, dated January 6, 2006.

•                  C&E Letter between Mack-Cali CW Realty Associates, L.L.C., Owner/Landlord and RX Vitamins, Inc., Tenant, dated May 12, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and RX Vitamins, Inc., Tenant, dated May 4, 2011.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and RX Vitamins, Inc., Tenant, dated February 8, 2013.

•                  Third Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and RX Vitamins, Inc., Tenant, dated March 4, 2013.

•                  Fourth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and RX Vitamins, Inc., Tenant, dated September 9, 2015.

•                  Fifth Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and RX Vitamins, Inc., Tenant, dated December 30, 2015.

•                  License Agreement between Northeast Graphic Machinery, LLC, Licensor, and Kime Distributing Incorporated, Licensee, dated February 11, 2013.

•                  Sublease Agreement between RX Vitamins, Inc., Sublessor, North East Graphic Machinery LLC, Sublessee, and Mack-Cali CW Realty Associates L.L.C., Landlord, dated March 1, 2013.

•                  Consent to Sublet between Mack-Cali CW Realty Associates L.L.C., Owner, RX Vitamins, Inc., Tenant, and Northeast Graphic Machinery, LLC, Subtenant, dated March 5, 2013.

Sign Works, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Sign Works, Inc., Tenant, dated March 14, 2005.

•                  C&E Letter between Mack-Cali WP Realty Associates, L.L.C., Owner and Sign Works, Inc., Tenant, dated July 11, 2005.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and The Sign Works Incorporated, Tenant, dated November 23, 2009.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and The Sign Works Incorporated, Tenant dated September 27, 2013.

United States Postal Service

U.S. Postal Service Facilities Department Lease between Robert Martin Company, Owner, and United States Postal Service, Tenant dated July 23, 1991.

•                  Tax Rider between Robert Martin Company, Owner, and U.S. Postal Service, Tenant, dated July 23, 1991.

•                  Standard Form of Rider to Standard Form of Loft Lease between Robert Martin Company, Landlord, and U.S. Postal Service, Tenant, dated October 7, 1991.

•                  Lease Amendment/Lease Extension between United States Postal Service, Tenant and Robert Martin Company, Owner, dated March 8, 1995.

•                  Memorandum of Lease between Mack-Cali Realty Corporation, Lessor, and United States Postal Service, Lessee, dated September 27, 2000.

•                  Lease between Mack-Cali CW Realty Associates LLC, Owner and United States Postal Service, Tenant, dated September 28, 2000.

•                  Lease and Rider between Mack-Cali CW Realty Associates LLC., Landlord, and United States Postal Service, Tenant, dated September 28, 2009.

•                  Lease and Rider between Mack-Cali CW Realty Associates LLC, Landlord, and United States Postal Service, Tenant, dated February 23, 2015.

Verizon New York, Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc., dated April 1, 2008.

Wright Brothers Kitty Hawk Express Systems, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Kitty Hawk Express Systems, Inc., Tenant, dated March 16, 2001.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant, dated February 9, 2004.

•                  Temporary Rental between Mack-Cali CW Realty Corporation, Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant, dated March 9, 2004.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant, dated April 13, 2004.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant dated August 13, 2004.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant dated May 2, 2005.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant dated May 2, 2005.

•                  Surrender of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services f/k/a Wright Brothers Kitty Hawk Express Systems, Inc., Tenant, dated June 5, 2006.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services, Inc. (f/k/a Wright Brothers Kitty Hawk Express Systems, Inc.), Tenant, dated June 25, 2007.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services Inc. (f/k/a Wright Brothers Kitty Hawk Express Systems, Inc.), Tenant, dated December 8, 2008.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services Inc. (f/k/a Wright Brothers Kitty Hawk Express Systems, Inc.), Tenant, dated June 27, 2011.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services Inc. (formerly known as Wright Brothers Kitty Hawk Express Systems, Inc.), Tenant, dated September 4, 2013.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services Inc. (formerly known as Wright Brothers Kitty Hawk Express Systems, Inc.), Tenant, dated September 12, 2014.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wright Brothers Services Inc. (formerly known as Wright Brothers Kitty Hawk Express Systems, Inc.), Tenant, dated March 12, 2018.

175 CLEARBROOK ROAD

All Air Incorporated

Standard Form of Loft Lease between Robert Martin Company, Owner and All Air Incorporated, Tenant, dated May 11, 1992.

•                  C&E Letter between Robert Martin Company, Owner and All Air, Inc., Tenant, dated June 18, 1992.

•                  First Amendment between RM CW Realty Associates, Owner and All Air Incorporated, Tenant, dated May 12, 1997.

•                  Second Amendment between RM CW Realty Associates, Owner and All Air Incorporated, Tenant, dated July 8, 1998.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated May 24, 2001.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated January 20, 2006.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated March 23, 2011.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated May 9, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated September 17, 2013.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated October 7, 2013.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and All Air Incorporated, Tenant, dated September 29, 2018.

Another Step, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Another Step, Inc., Tenant, dated January 18, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Another Step, Inc., Tenant, dated March 31, 2009.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner/Landlord and Another Step, Inc., Tenant, dated June 16, 2009.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Another Step, Inc., Tenant, dated November 15, 2013.

Cablevision Lightpath Inc., fka CSC Holdings (TA)

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and CSC Holdings, Inc., Provider dated July 18, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, CSC Holdings, Inc., and Cablevision Lightpath, Inc., collectively referred to as Provider dated October 15, 2002.

•                  Renewal Notice Letter between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated August 31, 2006.

•                  Renewal Email between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

Crystal Spoon Corp., The

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and The Crystal Spoon Corp., Tenant dated April 29, 2008.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and The Crystal Spoon Corp., Tenant dated April 28, 2009.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and The Crystal Spoon Corp., Tenant dated March 31, 2010.

•                  United Sates Bankruptcy Court Southern District of New York In re The Crystal Spoon Corp., Chapter 11, Case No: 16-22238-rdd; Order Approving Extension of the Debtor’s Lease Pursuant to 11 U.S.C.§ 363(b) filed August 1, 2018.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and The Crystal Spoon Corp., Tenant dated June 4, 2018.

Ferguson Enterprises fka Wallwork Brothers Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Wallwork Brothers Inc. d/b/a Wallwork Group, Tenant dated March 31, 2004.

•                  Commencement Date Letter from Mack Cali CW Realty Associates, L.L.C. to Wallwork Brothers, Inc., d/b/a Wallwork Group dated June 11, 2004.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wallwork Brothers Inc., Tenant dated November 12, 2008.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wallwork Brothers Inc., Tenant dated November 7, 2010.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wallwork Bros., Inc., Tenant dated April 28, 2014.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wallwork Bros., Inc., Tenant dated August 29, 2017.

•                  Consent to Assignment and Assumption of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, Wallwork Bros., Inc., Tenant, and Ferguson Enterprises, Inc., Assignee, dated December 7, 2018.

•                  Assignment and Assumption of Lease and Estoppel Agreement by and among Wallwork Bros., Inc., Assignor, and Ferguson Enterprises, Inc., Assignee, dated December 10, 2018.

Hudson Valley Datanet, LLC

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Hudson Valley DataNet LLC., Provider dated June 7, 2012.

•                  Renewal Email between Mack-Cali CW Realty Associates LLC, Owner, and Hudson Valley DataNet LLC., Provider dated June 15, 2017.

Hypres, Inc.

Temporary Rental Agreement between Robert Martin Company, Landlord, and Hypres, Inc., Tenant, dated August 29, 1983.

•                  Standard Form of Loft Lease between Robert Martin Company, Landlord and Hypres, Inc., Tenant, dated September 26, 1983.

•                  Lease Amendment between Robert Martin Company, Landlord and Hypres, Inc., Tenant, dated February 10, 1986.

•                  C&E Letter between Robert Martin Company, Landlord and Hypres, Inc., Tenant, dated December 30, 1986.

•                  Lease Amendment between Robert Martin Company, Landlord and Hypres, Inc., Tenant, dated April 23, 1987.

•                  Lease Amendment between Robert Martin Company, Landlord and Hypres, Inc., Tenant, dated January 14, 1991.

•                  Lease Amendment between Robert Martin Company, Landlord and Hypres, Inc., Tenant, dated April 8, 1992.

•                  Lease Amendment between RM CW Realty Associates, Landlord and Hypres, Inc., Tenant, dated May 27, 1997.

•                  C&E Letter between RM CW Realty Associates, Landlord and Hypres, Inc., Tenant dated, September 25, 1997.

•                  Lease Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres, Inc., Tenant, dated December 6, 2002.

•                  Additional Space Letter between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres, Inc., Tenant, dated March 26, 2003.

•                  Option to Extend Letter between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres, Inc., Tenant, dated June 27, 2003.

•                  Lease Amendment between Mack-Cali CW Realty Associates, L.L.C., Landlord and Hypress, Inc., Tenant, dated July 31, 2003.

•                  Lease Amendment #10 between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres, Inc., Tenant, dated September 30, 2006.

•                  Lease Amendment #11 between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres, Inc., Tenant, dated June 27, 2008.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner/Landlord and Hypres, Inc., Tenant, dated January 19, 2009.

•                  Lease Amendment #12 between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres Inc., Tenant, dated December 29, 2011.

•                  Lease Amendment # 13 between Mack-Cali CW Realty Associates L.L.C., Landlord and Hypres, Inc., Tenant, dated January 26, 2015.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Hypres, Inc., Tenant, dated June 13, 2017.

ITG Electronics, Inc., successor-in-interest to The Inter-Technical Group, Inc.

Standard Form of Loft Lease between Robert Martin Company., Owner, The Inter-Technical Group, Inc., Tenant dated December 8, 1994.

•                  C&E Letter between Robert Martin Company, Owner and The Inter-Technical Group, Inc., Tenant dated March 1, 1995.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Tenant dated March 9, 1999.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C, Owner, and The Inter-Technical Group, Inc., Tenant, dated September 27, 2002.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Tenant, dated September 29, 2004.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Tenant, dated September 20, 2006.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Tenant dated, September 20, 2007.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Inter-Technical Group, Inc., Tenant, dated June 30, 2009.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Inter-Technical Group, Inc., Tenant, dated January 26, 2011.

•                  Eighth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Tenant, dated June 6, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Tenant, dated September 14, 2013.

•                  Ninth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and The Inter-Technical Group, Inc., Assignor, and ITG Electronics, Inc., successor-in-interest to The Inter-Technical Group, Inc., Tenant, dated September 17, 2018.

Matthews International Corporation

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Matthews International Corporation, Tenant, dated September 29, 2014.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Matthews International Corporation, Tenant, dated August 24, 2015.

Mrs. Bloom’s Flower Shoppe, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Mrs. Bloom’s Flower Shoppe, Inc., Tenant, dated August 26, 2003.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Mrs. Bloom’s Flower Shoppe, Inc., Tenant, dated October 26, 2004.

•                  Sublease Agreement between Mrs. Bloom’s Direct, Inc., Sublessor, and Children@Play, Inc., Sublessee dated May 15, 2005.

•                  Consent to Sublet between Mack-Cali CW Realty Associates LLC, Owner, Mrs. Bloom’s Direct, Inc., Tenant, to Children@Play, Inc., Subtenant, dated June 1, 2005.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Mrs. Bloom’s Direct, Inc., predecessor in-interest to Mrs. Bloom’s Flower Shoppe, Inc., Tenant, dated June 15, 2005.

•                  Assignment of Lease between Mrs. Bloom’s Flower Shoppe, Inc., Assignor, Mrs. Bloom’s Direct, Inc., Assignee, and Mack-Cali CW Realty Associates L.L.C., Owner, dated June 15, 2005.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Mrs. Bloom’s Direct, Inc., Tenant, dated September 18, 2009.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Mrs. Bloom’s Direct, Inc., Tenant, dated June 30, 2016.

Parametrik, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Parametrik, LLC, Tenant, dated September 1, 2018.

Peapod, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Peapod, LLC, Tenant, dated September 25, 2014.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Peapod, LLC, Tenant dated June 11, 2015.

Rekers (NA), Inc.

Standard Form of Loft Lease between RM CW Realty Associates, Owner and Rekers (NA), Inc., Tenant, dated June 30, 1998.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Rekers (NA), Inc., Tenant, dated August 23, 2000.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Rekers (NA), Inc., Tenant, dated June 2, 2004.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Rekers (NA), Inc., Tenant, dated November 2, 2009.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Rekers (NA), Inc., Tenant, dated September 20, 2010.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Rekers (NA), Inc., Tenant, dated September 28, 2012.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Rekers (NA), Inc., Tenant, dated November 19, 2014.

Sapphire Leasing Corp.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Sapphire Leasing Corp., Tenant, dated August 25, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Sapphire Leasing Corp., Tenant, dated November 30, 2006.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Sapphire Leasing Corp., Tenant, dated February 18, 2011.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Sapphire Leasing Corp., Tenant, dated August 26, 2014.

•                  Option to Renew Notice Letter between Mack-Cali CW Realty Associates L.L.C., Owner and Sapphire Leasing Corp., Tenant, dated March 6, 2017.

Verizon New York Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc., dated April 1, 2008.

2 WESTCHESTER PLAZA

Johnson Controls Security Solutions LLC, fka Tyco Integrated Security, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Tyco Integrated Security, LLC, Tenant, dated September 4, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Tyco Security LLC, Tenant, dated June 23, 2014.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Johnson Controls Security Solutions LLC, formerly known as, Tyco Integrated Security LLC, Tenant, dated August 15, 2018.

Orkin, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Orkin, Inc., Tenant, dated November 9, 2006.

•                  C&E Letter between Mack-Cali CW Realty Associates, L.L.C., Owner and Orkin, Inc., Tenant, dated January 19, 2007.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Orkin, Inc., Tenant, dated January 23, 2007.

•                  Name Change Certificate from “Orkin, INC” to “Orkin, LLC” dated December 11, 2009.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Orkin, LLC, formerly known as Orkin, INC., Tenant, dated April 9, 2014.

Strategem Security, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Strategem Security, Inc., Tenant, dated December 27, 2005.

•                  C&E Letter between Mack-Cali CW Realty Associates, L.L.C., Owner/Landlord and Strategem Security, Inc., Tenant dated May 12, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Strategem Security Inc., Tenant, dated January 7, 2011.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Strategem Security Inc., Tenant, dated March 3, 2016.

Verizon New York Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Westchester Community Opportunity Program, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Westchester Community Opportunity Program, Inc., Tenant dated June 27, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Westchester Community Opportunity Program, Inc., Tenant dated January 7, 2014.

200 CLEARBROOK ROAD

AirTemp Conditioning Service, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and AirTemp Conditioning Service, Inc., Tenant, dated November 21, 2014.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and AirTemp Conditioning Service, Inc., Tenant, dated December 21, 2017.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and AirTemp Conditioning Service, Inc., Tenant, dated June 29, 2018.

•                  Third Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and AirTemp Conditioning Service, Inc., Tenant, dated November 16, 2018.

Cablevision Lightpath Inc., fka CSC Holdings (TA)

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and CSC Holdings, Inc., Provider, dated July 20, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, CSC Holdings, Inc. and Cablevision Lightpath, Inc., collectively referred to as Provider, dated October 15, 2002.

•                  Renewal Notice Letter between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated August 31, 2006.

•                  Renewal Email between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

Churchill Linen Services, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Churchill Linen Services, Inc., Tenant, dated October 18, 2016.

•                  First Amendment to Lease/ Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Churchill Linen Services, Inc., Tenant dated December 1, 2016.

Crystal Blue Cleaning Service, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Crystal Blue Cleaning Service, Inc., Tenant, dated March 23, 2017.

The Food Bank for Westchester, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and The Food Bank for Westchester, Inc., Tenant dated June 30, 2011.

•                  Letter between Mack-Cali CW Realty Associates L.L.C., Owner and The Food Bank for Westchester, Inc., Tenant dated July 1, 2011.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and The Food Bank for Westchester, Inc., Tenant dated October 27, 2011.

•                  Form W-9 Request for Taxpayer Identification Number and Certification for The Food Bank for Westchester, Inc. DBA Feeding Westchester dated April 6, 2018.

•                  N.Y.S. Department of State Division of Corporations Filing Receipt for Assumed Name Certificate for The Food Bank for Westchester, Inc., Assumed Name, Feeding Westchester.

Gingernine LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Gingernine LLC, Tenant, dated October 16, 2018.

•                  Guaranty of Lease between Gingernine LLC, Tenant, Mack-Cali CW Realty Associates L.L.C., Owner and Jonard Industries Corporation, Guarantor, dated October 12, 2018.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Gingernine LLC, Tenant, dated February 1, 2019.

Hawthorne Foundation, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Hawthorne Foundation Inc., Tenant, dated June 7, 2016.

Lifetouch National School Studios -fka- Herff Jones, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Herff Jones, Inc., Tenant, dated July 20, 2010.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C, Owner, Herff Jones, Inc., Tenant dated August 30, 2010.

•                  Assignment of Real Estate Lease and Consent to Assignment between Herff Jones, Inc., Assignor, Lifetouch National School Studios Inc., Assignee, and Mack-Cali CW Realty Associates, L.L.C., Lessor, dated April 26, 2011.

•                  Sublease Agreement between Lifetouch National School Studios Inc., Sublandlord, RD Weis, Subtenant, and Mack-Cali Realty Associates, LLC, Landlord dated February 20, 2014.

•                  Consent to Sublet between Mack-Cali Realty Associates, Landlord, Lifetouch National School Studios Inc., Tenant, and RD Weis, Subtenant dated February 20, 2014.

Proftech Corp.

Standard Form of Loft Lease between Robert Martin Company, Owner and Proftech Corp., Tenant, dated January 5, 1994.

•                  C&E Letter between Robert Martin Company, Owner, and Proftech, Inc, Tenant dated March 28, 1994.

•                  First Amendment between RM CW Realty Associates, Owner, and Proftech Corp., Tenant, dated August 31, 1998.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Proftech Corp., Tenant, dated May 17, 2004.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Proftech Corp., Tenant, dated December 30, 2008.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Proftech LLC (successor-in-interest to Proftech Corporation), Tenant, dated March 13, 2013.

•                  Assignment of Lease between Proftech Corporation, Assignor, Proftech LLC, Assignee, and Mack-Cali CW Realty Associates L.L.C, successor-in-interest to Robert Martin Company, Owner, dated March 13, 2013.

•                  Consent to Assignment of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, Proftech Corporation, Tenant, and Proftech LLC, Assignee, dated March 13, 2013.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Proftech LLC, Tenant, dated August 13, 2015.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Proftech LLC, Tenant, dated February 7, 2019.

Verizon New York Inc.

Telecommunication Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Wright Brothers Services, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Wright Brothers Services Inc., Tenant, dated December 8, 2008.

•                  C&E Letter between Mack-Cali CW Realty Associates, L.L.C., Owner and Wright Brothers Services, Inc., Tenant, dated March 20, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wright Brothers Services Inc., Tenant, dated June 27, 2011.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wright Brothers Services Inc., Tenant, dated September 4, 2013.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wright Brothers Services Inc., Tenant, dated September 12, 2014.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Wright Brothers Services Inc., Tenant, dated March 12, 2018.

240 WHITE PLAINS ROAD

Nikko Steakhouse & Lounge, Inc.

Lease between Talleyrand Realty Associates L.L.C., Owner and Nikko Steakhouse & Lounge, Inc., Tenant, dated January 21, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Owner, and Nikko Steakhouse & Lounge, Inc., Tenant, dated July 10, 2015.

•                  Second Amendment to Lease between Talleyrand Realty Associates L.L.C., Owner, and Nikko Steakhouse & Lounge, Inc., Tenant dated January 11, 2016.

•                  Third Amendment to Lease Amended and Restated Commencement Date Agreement between Talleyrand Realty Associates L.L.C., Owner, and Nikko Steakhouse & Lounge, Inc., Tenant, dated February 24, 2016.

250 CLEARBROOK ROAD

Achuck Family Partnership - fka- M&F Associates

•                  Agreement between Robert Martin Company, Purchaser, and Transkrit Corporation, Seller dated October 19, 1976.

•                  Indenture of Lease between Robert Martin Company, Landlord, and Transkrit Corporation, Tenant dated December 17, 1976.

•                  Assignment and Assumption Agreement between Transkrit Corporation, Assignor, and M&F Associates, Assignee, dated May 31, 1985.

•                  Assignment and Assumption Agreement between Greene Family Partnership, Assignor, and Achuck Family Partnership, Assignee, dated June 26, 1997.

•                  Notice of Assignment Letter by Steven C. Greene, Attorney and Counsellor at Law, regarding Robert Martin Company, Landlord, and Transkrit Corporation (as assigned by Transkrit Corporation to M&F Associates, then to Greene Family Partnership and Achuck Family Partnership, as Tenants in Common), and then assigned to Achuck Family Partnership, dated June 27, 1997.

The Artina Group, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner and The Artina Group, Inc., Tenant, dated September 1, 1993.

•                  First Amendment between RM CW Realty Associates, Owner and The Artina Group, Inc., Tenant, dated August 12, 1998.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and The Artina Group, Inc., Tenant, dated September 30, 2003.

•                  Third Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and The Artina Group, Inc., Tenant, dated February 15, 2005.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and The Artina Group, Inc., Tenant, dated June 24, 2005.

•                  Fourth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and The Artina Group, Inc., Tenant, dated August 15, 2012.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and The Artina Group, Inc., Tenant dated May 23, 2014.

Berger Appliance, Inc.

Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Berger Appliances, Inc., Tenant, dated January 31, 2017.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Berger Appliances, Inc., Tenant, dated April 7, 2017.

C & I Collectables, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, C & I Collectables, Inc., Tenant, dated July 23, 2007.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and C & I Collectables, Inc., Tenant dated November 29, 2007.

•                  Landlord Subordination Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord, C & I Collectables Inc., Lessee, and Geneva Capital, LLC, Equipment Owner, dated September 22, 2010.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and C & I Collectables Inc., Tenant, dated May 18, 2015.

•                  Second Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and C & I Collectables Inc., Tenant dated November 9, 2015.

Eco-Rental Solutions, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Eco-Rental Solutions, LLC, Tenant, dated August 1, 2014.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Eco-Rental Solutions, LLC, Tenant, dated October 9, 2014.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Eco-Rental Solutions, LLC, Tenant, dated March 8, 2018.

Electronic Service Solutions, Inc. Westchester

Standard Form of Loft Lease between Robert Martin Company, LLC, Owner, and Electronic Service Solutions, Inc. Westchester, Tenant, dated January 31, 1997.

•                  Guaranty of Lease between Electronic Service Solutions, Inc., Westchester, Tenant, Robert Martin Company, LLC, Owner, and Electronic Service Solutions, Inc. New York, Guarantor dated January of 1997.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Electronic Service Solutions, Inc. Westchester, Tenant dated December 7, 1999.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Electronic Service Solutions, Inc. Westchester, Tenant dated June 18, 2001.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Electronic Service Solutions, Inc. Westchester, Tenant dated April 29, 2004.

•                  Satellite Dish Agreement between Mack-Cali CW Realty Associates, L.L.C., Licensor, and Electronic Service Solution Inc. Westchester, Licensee dated May 7, 2004.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Electronic Services Solutions, Inc. Westchester, Tenant dated September 18, 2008.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Electronic Services Solutions, Inc., Westchester, Tenant dated June 27, 2013.

•                  Sixth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Electronic Service Solutions, Inc., Westchester, Tenant dated May 18, 2015.

•                  Seventh Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates, L.L.C, Owner, and Electronic Service Solutions, Inc., Westchester, Tenant dated January 8, 2016.

Fabrication Enterprises, Inc,

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant, dated September 12, 2002.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated April 30, 2006.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc. and Best Priced Products, Inc., collectively referred to as Tenant, dated May 11, 2009.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated January 13, 2010.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated February 16, 2012.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated March 29, 2013.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated November 13, 2013.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated December 3, 2014.

•                  Seventh Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated June 3, 2015.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated August 6, 2015.

General Phosphorix LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant dated October 14, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant dated February 22, 2011.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant dated June 30, 2011.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant dated July 28, 2011.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant dated October 26, 2011.

•                  Fifth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant dated September 12, 2012.

•                  Agreement to Sublease between Mack-Cali CW Realty Associates L.L.C., Owner, General Phosphorix, LLC, Sublessor, and FSJ Imports, LLC, Subtenant, dated October 25, 2012.

•                  Consent to Sublet between Mack-Cali CW Realty Associates L.L.C., Owner,  General Phosphorix LLC, Tenant, and FSJ Imports, LLC, Subtenant, dated December 2012.

•                  Sixth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant, dated March 28, 2013.

•                  Seventh Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and General Phosphorix LLC, Tenant, dated January 3, 2017.

Jacobs Pills, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Jacobs Pills, Inc., Tenant, dated December 31, 2015.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Jacobs Pills, Inc., Tenant dated February 25, 2016.

Metro Filter Sales, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Metro Filter Sales, Inc., Tenant, dated April 28, 2017.

•                  First Amendment/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Metro Filter Sales, Inc., Tenant, dated June 21, 2017.

Verizon New York, Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York, Inc. dated April 1, 2008.

3 WESTCHESTER PLAZA

Cablevision Lightpath Inc. fka CSC Holdings, Inc.

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and CSC Holdings, Inc., Provider dated August 23, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, CSC Holdings, Inc. and Cablevision Lightpath, Inc., collectively referred to as Provider, dated October 15, 2002.

•                  Second Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

•                  Renewal Notice Email between Mack-Cali CW Realty Associates L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated March 6, 2007.

•                  Renewal Email between Mack-Cali Realty Corporation, Owner, and Cablevision Lightpath, Inc., Provider, dated November 15, 2011.

Connoisseur Encounters Company, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Connoisseur Encounters Company, Inc., Tenant, dated June 22, 2016.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Connoisseur Encounters Company, Inc., Tenant, dated November 17, 2016.

Fabrication Enterprises, Inc.

Temporary Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Fabrication Enterprises, Inc., Tenant, dated August 6, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated March 17, 2016.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fabrication Enterprises, Inc., Tenant dated June 26, 2018.

Limelight2, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Limelight, Inc., Tenant dated February 9, 2016.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Limelight, Inc., Tenant dated March 4, 2016.

•                  Assignment of Lease between Limelight, Inc., Assignor, Limelight2, LLC, Assignee, and Mack-Cali CW Realty Associates L.L.C., Owner dated May 23, 2017.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Limelight2, LLC, Tenant, dated May 24, 2017.

•                  Consent to Assignment of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, Limelight, Inc., Tenant, and Limelight2, LLC, Assignee dated May 30, 2017.

Securitas Electronic Security, Inc.-fka- Diebold Enterprise Security Systems, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates, L.L.C., Owner and Diebold Enterprise Security Systems, Inc., Tenant dated February 23, 2009.

•                  C&E Letter between Mack-Cali CW Realty Associates, L.L.C., Owner and Diebold Enterprise Security Systems, Inc., Tenant dated March 23, 2009.

•                  Additional Space Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Diebold Enterprise Security Systems, Inc., Tenant dated July 8, 2010.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Diebold Enterprise Security Systems, Inc., Tenant dated June 24, 2011.

•                  Option to Renew Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Diebold Enterprise Security Systems, Inc., Tenant dated August 20, 2015.

•                  Assignment of Lease and Assumption Agreement between Diebold Enterprise Security Systems, Inc., Assignor and Securitas Electronic Security, Inc., Assignee, dated February 1, 2016.

•                  Consent of Owner by Mack-Cali CW Realty Associates L.L.C., dated February 1, 2016.

•                  Change of Name Certificate from Diebold Enterprise Security Systems, Inc. to Securitas Electronic Security, Inc. dated February 5, 2016.

•                  Guaranty of Lease between Diebold Enterprise Security Systems, Inc., Assignor, Securitas Electronic Security, Inc., Assignee, and Mack-Cali CW Realty Associates L.L.C., Owner effective February 1, 2016.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Securitas Electronic Security, Inc., Tenant dated March 11, 2016.

•                  Notice Address Change Letter between Securitas Security Services USA, Inc., Tenant, and Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty Corporation, Owner, dated January 10, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Vivint Solar Developer, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Vivint Solar Developer, LLC, Tenant dated August 26, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Vivint Solar Developer, LLC, Tenant dated November 20, 2015.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates, L.L.C., Owner and Vivint Solar Developer, LLC, Tenant dated April 6, 2016.

Westchester County Electric, Inc.

Temporary Rental between Robert Martin Company, Owner, and Westchester County Electric, Inc., Tenant dated June 20, 1996.

•                  First Amendment between RM CW Realty Associates, Owner, and Westchester County Electric, Inc., Tenant, dated June 30, 1997.

•                  Second Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated April 22, 1999.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated March 22, 2000.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated September 26, 2001.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated September 29, 2004.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated September 27, 2007.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated September 30, 2010.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated September 30, 2013.

•                  Ninth Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Westchester County Electric, Inc., Tenant, dated December 8, 2016.

Westchester Swim Studios, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Westchester Swim Studios, Inc., Tenant dated February 1, 2016.

•                  Landlord’s Subordination between Westchester Swim Studios, Inc., Borrower, Stearns Bank, National Association, Secured Party, and Mack-Cali CW Realty Associates L.L.C., Owner dated March 22, 2016.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester Swim Studios, Inc., Tenant dated August 18, 2016.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Westchester Swim Studios, Inc., Tenant dated January 6, 2017.

300 EXECUTIVE BOULEVARD

Flooring Liquidators, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Flooring Liquidators, Inc., Tenant dated May 6, 2010.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and Flooring Liquidators, Inc., Tenant dated October 18, 2010.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Flooring Liquidators Inc., Tenant dated August 22, 2014.

•                  Commencement Date Agreement/ Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Flooring Liquidators Inc., Tenant dated October 17, 2014.

Game on 13 Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Game on 13 Inc., Tenant dated August 18, 2014.

Publishers Circulation Fulfillment, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Publishers Circulation Fulfillment, Inc., Tenant dated June 24, 2002.

•                  C&E Letter between Mack-Cali CW Realty Associates LLC, Owner and Publishers Circulation Fulfillment, Inc., Tenant dated May 14, 2003.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Publishers Circulation Fulfillment, Inc., Tenant dated May 1, 2007.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner and Publishers Circulation Fulfillment, Inc., Tenant dated June 21, 2007.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Publishers Circulation Fulfillment, Inc., Tenant dated February 25, 2013.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Publishers Circulation Fulfillment, Inc., Tenant dated September 29, 2015.

•                  Consent to Sublet between Mack-Cali CW Realty Associates L.L.C., Landlord, Publishers Circulation Fulfillment, Inc., Tenant, and SKJ Distributors, Inc., Subtenant dated October 17, 2016.

•                  Sublease Agreement between Mack-Cali CW Realty Associates L.L.C., Landlord, Publishers Circulation Fulfillment, Inc., Sublandlord, and SKJ Distributors, Inc., Subtenant dated October 17, 2016.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Publishers Circulation Fulfillment, Inc., Tenant dated August 9, 2018.

USCO, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C, Owner and USCO, Inc., Tenant dated July 20, 2018.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and USCO, Inc., Tenant dated September 4, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

350 EXECUTIVE BOULEVARD

Bray Sales, Inc.

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner, and Bray Sales, Inc. (d/b/a J.T. Lynne Representatives), Tenant dated May 16, 2012.

•                  First Amendment between Cross Westchester Realty Associates L.L.C., Owner and Bray Sales Inc., d/b/a J.T. Lynne Representatives, Tenant dated August 25, 2017.

Morry’s Camp, Inc. (d/b/a Project Morry)

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner, and Morry’s Camp, Inc. (d/b/a Project Morry), Tenant dated January 3, 2012.

•                  Commencement Date Agreement between Cross Westchester Realty Associates L.L.C., Owner, and Morry’s Camp, Inc. (d/b/a Project Morry), Tenant dated October 1, 2012.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Cross Westchester Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

399 EXECUTIVE BOULEVARD

Town Sports International, LLC

Letter between Town of Greenburgh Department of Buildings and Mack-Cali Realty Corp., Owner dated March 17, 2008.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Town Sports International, LLC, Tenant dated March 31, 2008.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, Town Sports International LLC, Tenant dated January 14, 2009.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Town Sports International, LLC, Tenant dated November 9, 2009.

•                  Renewal Letter between Mack-Cali CW Realty Associates L.L.C., Landlord, and Town Sports International, LLC, Tenant dated February 23, 2017.

•                  Option to Renew Letter between Mack-Cali CW Realty Associates L.L.C., Owner and Town Sports International, LLC, Tenant dated March 3, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

4 WESTCHESTER PLAZA

Cablevision Lightpath Inc.

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Cablevision Lightpath, Inc., Provider dated October 4, 2013.

•                  Renewal Letter between Mack-Cali CW Realty Associates L.L.C. c/o Mack-Cali Realty, L.P., Licensor, and Cablevision Lightpath, Inc., Tenant dated August 27, 2018.

Eastern Analytical Services, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Eastern Analytical Services, Inc., Tenant dated August 18, 1988.

•                  C&E Letter between Robert Martin Company, Owner, and Eastern Analytical Services, Inc., Tenant dated September 2, 1988.

•                  First Amendment between Robert Martin Company, Owner and Eastern Analytical Services, Inc., Tenant dated May 22, 1993.

•                  Second Amendment between RM CW Realty Associates, Owner, and Eastern Analytical Services, Inc., Tenant dated February 17, 1998.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Eastern Analytical Services, Inc., Tenant dated December 31, 2002.

•                  Fourth Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Eastern Analytical Services, Inc., Tenant dated September 28, 2007.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Eastern Analytical Services, Inc., Tenant dated May 3, 2013.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Eastern Analytical Services, Inc., Tenant dated December 10, 2018.

Infovalue Computing, Inc.

Temporary Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Infovalue Computing, Inc., Tenant dated May 2, 2001.

•                  Satellite Dish Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor and Infovalue Computing, Inc., Licensee dated May 16, 2001.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates, L.L.C., Owner and Infovalue Computing, Inc., Tenant dated March 29, 2002.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Infovalue Computing, Inc., Tenant dated March 7, 2006.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Infovalue Computing, Inc., Tenant dated February 19, 2009.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Infovalue Computing, Inc., Tenant dated April 22, 2010.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Infovalue Computing, Inc., Tenant dated June 28, 2012.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Infovalue Computing, Inc., Tenant dated July 21, 2017.

Novamed, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Novamed, LLC., Tenant dated June 8, 2007.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Novamed, LLC, Tenant dated February 1, 2008.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Novamed, LLC, Tenant dated September 30, 2010.

•                  Amended and Restated Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Novamed, LLC, Tenant dated October 7, 2010.

•                  Letter between Novamed, LLC, Tenant and Mack-Cali CW Realty Associates L.L.C., Owner dated December 28, 2010.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Novamed, LLC, Tenant dated January 31, 2011.

•                  Third Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Novamed-USA, Inc., Tenant dated June 8, 2017.

Retrieval-Masters Creditors Bureau, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Retrieval-Masters Creditors Bureau, Inc., Tenant dated May 6, 2010.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Retrieval Masters Creditors Bureau, Inc., Tenant dated July 14, 2010.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Retrieval-Masters Creditors Bureau, Inc., Tenant dated December 23, 2014.

•                  Second Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Retrieval-Masters Creditors Bureau, Inc., Tenant dated May 11, 2015.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

400 EXECUTIVE BOULEVARD

A&G Printing, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and A&G Printing, LLC, Tenant dated February 11, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and A&G Printing, LLC, Tenant dated March 12, 2013.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and A&G Printing LLC, Tenant dated May 19, 2016.

Anixter Inc. -fka- Tri-Northern Holdings, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Tri-Northern Holdings, Inc., Tenant dated March 3, 2011.

•                  First Amendment to and Assignment of Lease between Mack-Cali CW Realty Associates L.L.C., Owner, Tri-Northern Holdings, Inc., Tenant/Assignor, and Anixter Inc., Tenant/ Assignee dated June 30, 2017.

Apria Healthcare, Inc.

Standard Form of License Agreement between Robert Martin Company, Licensor, and Homedco, Inc., Licensee dated June 7, 1990.

•                  First Amendment between Robert Martin Company, Licensor, and Homedco, Inc., Licensee dated June 1, 1995.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Apria Healthcare, Inc., Tenant dated March 29, 2001.

•                  Second Amendment between Elmsford Realty Associates L.L.C., Licensor, and Apria Healthcare, Inc., Licensee dated March 29, 2001.

•                  Third Amendment between Elmsford Realty Associates L.L.C. Licensor, and Apria Healthcare, Inc., Licensee dated September 30, 2002.

•                  Fourth Amendment between Amendment between Elmsford Realty Associates L.L.C., Licensor, and Apria Healthcare, Inc., Licensee dated September 30, 2008.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Apria Healthcare, Inc., Tenant dated September 30, 2008.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Apria Healthcare, Inc., Tenant dated January 28, 2009.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Apria Healthcare, Inc., Tenant dated February 12, 2009.

•                  Additional Space Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Apria Healthcare, Inc., Tenant, dated February 23, 2009.

Cablevision Lightpath, Inc.

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Cablevision Lightpath, Inc., Provider dated April 22, 2015.

Capriquarious Enterprises, Inc. d/b/a Take Away Café

License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc. d/b/a Take Away Café, Licensee dated August 23, 2004.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner/Landlord, and Capriquarious Enterprises, Inc. d/b/a Take Away Café, Tenant dated March 15, 2005.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc. d/b/a Take Away Café, Licensee dated August 18, 2008.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc. d/b/a Take Away Café, Licensee dated April 26, 2011.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee dated January 31, 2014.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee dated December 20, 2017.

Data Clean Corporation

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Data Clean Corporation, Tenant dated August 22, 2016.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Data Clean Corporation, Tenant dated May 4, 2017.

Limelight2 LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Limelight2 LLC, Tenant dated November 30, 2017.

T & A Electric, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associate L.L.C., Owner, and T & A Electric, Inc., Tenant dated August 13, 2004.

•                  C&E Letter between Mack Cali CW Realty Associates L.L.C., Owner, and T & A Electric, Inc., Tenant dated September 17, 2004.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and T & A Electric Inc., Tenant dated November 12, 2008.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and T & A Electric, Inc., Tenant dated July 16, 2014.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and T & A Electric, Inc., Tenant dated August 30, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

5 WESTCHESTER PLAZA

Apple Maintenance & Services, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Apple Maintenance & Services, Inc., Tenant dated February 18, 2010.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Apple Maintenance & Services, Inc., Tenant dated March 2, 2010.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Apple Maintenance & Services, Inc., Tenant dated July 18, 2014.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Apple Maintenance & Services, Inc., Tenant dated January 25, 2018.

•                  Third Amendment between Mack-Cali Realty Associates L.L.C., Owner, and Apple Maintenance & Services, Inc., Tenant dated March 21, 2018.

Dolphin Construction Corp.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Dolphin Construction Corp., Tenant dated August 28, 2009.

•                  License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Dolphin Construction Corp., Licensee dated March 16, 2012.

•                  First Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Dolphin Construction Corp., Tenant dated December 10, 2014.

The Promptcare Companies, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and The Promptcare Companies, Inc., Tenant dated September 27, 2011.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and The Promptcare Companies, Inc., Tenant dated June 30, 2014.

•                  Second Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and The Promptcare Companies, Inc., Tenant dated March 31, 2017.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and The Promptcare Companies, Inc., Tenant dated December 1, 2017.

Singer Holding Corporation

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Singer Holding Corporation, Inc., Tenant dated May 12, 1999.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Singer Holding Corporation, Inc., Tenant dated November 18, 2002.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Singer Holding Corporation, Tenant dated March 31, 2008.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Singer Holding Corporation, Tenant dated November 24, 2008.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Singer Holding Corporation, Tenant dated January 24, 2011.

•                  Fifth Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Singer Holding Corporation, Tenant dated February 4, 2015.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Willemin-Macodel, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Willemin-Macodel Inc., Tenant dated February 26, 2018.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Willemin-Macodel, Inc., Tenant dated May 21, 2018.

50 EXECUTIVE BOULEVARD

Agent Support Services North, Inc.

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Agent Support Services North, Inc., Licensee dated March 12, 2004.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Agent Support Services North, Inc., Licensee dated November 22, 2006.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Agent Support Services North, Inc., Licensee dated August 15, 2008.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Agent Support Services North, Inc., Licensee dated June 3, 2011.

Capriquarious Enterprises, Inc.

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated January 4, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated August 1, 2006.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated July 5, 2007.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated September 16, 2008.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated September 15, 2009.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated November 3, 2010.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated December 12, 2011.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated January 17, 2013.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc., Licensee dated January 31, 2014.

•                  Ninth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee dated March 27, 2015.

•                  Tenth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee dated August 3, 2016.

•                  Eleventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee dated March 17, 2017.

•                  Twelfth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee dated December 20, 2017.

Dolphin Construction Corp.

License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Dolphin Construction Corp., Licensee dated March 16, 2012.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Dolphin Construction Corp., Licensee dated December 22, 2014.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Dolphin Construction Corp., Licensee dated February 20, 2015.

Eastern Jungle Gym, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Eastern Jungle Gym, Inc., Tenant dated February 12, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Eastern Jungle Gym, Inc., Tenant dated June 27, 2013.

•                  Right of First Offer Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Eastern Jungle Gym, Inc., Tenant dated May 5, 2016.

Emma Chemicals -fka- Zebulon Industries Inc.

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Zebulon Industries Inc., Licensee dated February 12, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Zebulon Industries Inc., Licensee dated February 24, 2010.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Zebulon Industries Inc., Licensee dated June 22, 2010.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Zebulon Industries Inc., Licensee dated April 1, 2011.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Emma Chemicals, Inc., (also doing business as Zebulon Industries Inc.), Licensee dated December 3, 2014.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Emma Chemicals, Inc., (also doing business as Zebulon Industries Inc.), Licensee dated December 23, 2015.

Ivan Abry

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated August 12, 1999.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated November 6, 2000.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated September 24, 2001.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated September 11, 2002.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated September 30, 2003.

•                  License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated August 18, 2004.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated August 15, 2005.

•                  Second between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated August 2, 2006.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated January 9, 2007.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated May 8, 2008.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated March 6, 2009.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated April 1, 2010.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated March 22, 2011.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated March 27, 2012.

•                  Ninth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated August 1, 2013.

•                  Tenth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated June 17, 2014.

•                  Eleventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated March 18, 2015.

•                  Twelfth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated July 11, 2016.

•                  Thirteenth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated December 14, 2017.

•                  Fourteenth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and Ivan Abry, Licensee dated September 21, 2018.

James H. Brooks

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated April 21, 2006.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated January 18, 2007.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated April 8, 2008.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated March 19, 2009.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated April 27, 2010.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated March 24, 2011.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated March 28, 2012.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated May 2, 2013.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated May 7, 2014.

•                  Ninth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated March 25, 2015.

•                  Tenth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated July 11, 2016.

•                  Eleventh Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated January 9, 2018.

•                  Twelfth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and James H. Brooks, Licensee dated September 28, 2018.

The Louis Berger Group, Inc.

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Louis Berger Group, Inc., Licensee dated December 3, 2009.

•                  C&E Letter between Mack Cali CW Realty Associates L.L.C., Owner/Landlord, and The Louis Berger Group, Inc., Tenant dated December 11, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Louis Berger Group, Inc., Licensee dated March 17, 2011.

The Sign Works Incorporated

Standard Form of License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Sign Works Incorporated, Licensee dated August 14, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Sign Works Incorporated, Licensee dated June 29, 2010.

•                  Substitute Premises Letter between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Sign Works Incorporated, Licensee dated March 31, 2011.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Sign Works Incorporated, Licensee dated August 3, 2011.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Sign Works Incorporated, Licensee dated July 30, 2013.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Licensor, and The Sign Works Incorporated, Licensee dated December 17, 2014.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Welby, Brady & Greenblatt, L.L.P.

Standard Form of License Agreement between Mack-Cali CW Realty Associates LLC, Licensor, and Welby, Brady, Greenblatt, L.L.P., Licensee dated November 11, 2004.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C, Licensor, and Welby, Brady & Greenblatt, L.L.P., Licensee dated April 30, 2013.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C, Licensor, and Welby, Brady & Greenblatt, L.L.P., Licensee dated October 26, 2018.

500 EXECUTIVE BOULEVARD

Olympia Sports, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C, Owner, and Olympia Sports, Inc., Tenant dated September 22, 1999.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Olympia Sports, Inc., Tenant dated February 11, 2000.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Olympia Sports Company, Incorporated (formerly incorrectly identified as Olympia Sports, Inc.), Tenant dated May 28, 2009.

Professional Security Broadband, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Professional Security Broadband, Inc., Tenant dated March 20, 2018.

Protect & Control, Inc. -  fka Deerfield Distributing, Inc. d/b/a Edist

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Deerfield Distributing, Inc. d/b/a Edist, Tenant dated August 20, 2009.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Deerfield Distributing, Inc. (d/b/a Edist), Tenant dated May 2, 2014.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Protect & Control, Inc., (successor-in-interest to Deerfield Distributing, Inc. d/b/a Edist) Tenant dated November 28, 2017.

•                  Guaranty of Lease between Protect & Control, Inc., Tenant, Mack-Cali CW Realty Associates L.L.C., Owner, and Deerfield Distributing, Inc., Guarantor dated November 28, 2017.

Singer Holding Corporation

Temporary Lease between Robert Martin Company, Owner and Original Consumers Oil Heating Corp., Tenant dated June 26, 1990.

•                  Standard Form of Loft Lease between Robert Martin Company, Owner, and Original Consumers Oil Heating Corp., Tenant dated October 22, 1990.

•                  Assignment of Lease between Original Consumers Oil Heating Corp., Assignor, Singer Holding Corporation, Assignee, and Robert Martin Company, LLC, Owner dated September 10, 1996.

•                  First Amendment between Mack-Cali CW Realty Associates, L.L.C, Owner and Singer Holding Corporation, Tenant dated May 24, 1999.

•                  Landlord’s Waiver and Consent between Mack-Cali CW Realty Associates, LLC, Landlord, and General Electric Capital Corporation, Lender dated December 18, 2002.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C, Owner and Singer Holding Corporation, Tenant dated November 18, 2005.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C, Owner and Singer Holding Corporation, Tenant dated October 30, 2006.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C, Owner and Singer Holding Corporation, Tenant dated October 6, 2010.

•                  Space Sharing Agreement between Mack-Cali CW Realty Associates, L.L.C, Owner and Singer Holding Corporation, Tenant dated December 1, 2010.

•                  Fifth Amendment to Lease/Generator Agreement between Mack-Cali CW Realty Associates L.L.C, Owner and Singer Holding Corporation, Tenant dated April 8, 2015.

Special Citizens Futures Unlimited, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Special Citizens Futures Unlimited, Inc., Tenant dated March 28, 2008.

•                  C&E Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and Special Citizens Futures Unlimited, Inc., Tenant dated May 30, 2008.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Special Citizens Futures Unlimited, Inc., Tenant dated June 14, 2018.

•                  License & Service Agreement between Special Citizens Futures Unlimited, Inc, Licensor, and Advance Care Alliance of NY, Inc., Licensee dated November 1, 2018.

•                  Consent To License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, Special Citizens Futures Unlimited, Inc, Licensor, and Advance Care Alliance of NY, Inc., Licensee dated December 18, 2018.

Thyssenkrupp Elevator Corporation -fka- Dover Elevator Company

Standard Form of Loft Lease between Robert Martin Company, Owner, and Dover Elevator Company, Tenant dated December 21, 1995.

•                  C&E Letter between Robert Martin Company, Owner and Dover Elevator Company, Tenant dated February 26, 1996.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Thyssenkrupp Elevator Corporation (formerly known as Dover Elevator Company), Tenant dated December 5, 2001.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Thyssenkrupp Elevator Corporation (formerly known as Dover Elevator Company), Tenant dated May 3, 2006.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Thyssenkrupp Elevator Corporation (formerly known as Dover Elevator Company), Tenant dated July 22, 2011.

•                  Assignment of Lease and Assumption Agreement between Thyssenkrupp Elevator Corporation (TKE) and Thyssenkrupp North America, Inc. (TKNA) dated January 12, 2018.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Thyssenkrupp North America, Inc. (successor-in-interest to Thyssenkrupp Elevator Corporation), Tenant dated January 18, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

525 EXECUTIVE BOULEVARD

General Nutraceutical Technology, LLC

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner, and General Nutraceutical Technology, LLC, Tenant dated April 29, 2016.

•                  Letter regarding Consent to Sublet between New Age Restoration, Inc, as Tenant, General Nutraceutical Technology, LLC, as Subtenant, and Cross Westchester Realty Associates L.L.C., as Owner, dated January 17, 2017.

Hawthorne Foundation Inc.

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner, and Hawthorne Foundation Inc., Tenant dated October 1, 2008.

•                  C&E Letter between Cross Westchester Realty Associates L.L.C., Owner, and Hawthorne Foundation Inc., Tenant dated November 10, 2008.

•                  First Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Hawthorne Foundation Inc., Tenant dated November 29, 2018.

Multigon Industries, Inc.

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner, Multigon Industries, Inc., Tenant dated January 14, 2013.

•                  First Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Multigon Industries, Inc., Tenant dated September 21, 2015.

•                  Second Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Multigon Industries, Inc., Tenant dated March 1, 2018.

New Cingular Wireless PCS LLC

License Agreement between Cross Westchester Realty Associates L.L.C., Licensor, and New Cingular Wireless PCS, LLC, Licensee dated December 17, 2015.

•                  Commencement Notice Letter between Mack Cali CW Realty Assoc LLC, Licensor, and New Cingular Wireless PCS, LLC, Licensee dated November 18, 2016.

•                  First Amendment to License Agreement between Cross Westchester Realty Associates L.L.C., Licensor, and New Cingular Wireless PCS, LLC, Licensee dated May 17, 2017.

New York Blood Center, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner and N.Y. Blood Center, Inc., Tenant dated March 30, 1990.

•                  C&E Letter between Robert Martin Company, Owner, and New York Blood Center, Inc. Tenant dated September 26, 1990.

•                  Surrender of Lease between Robert Martin Company, Owner and N.Y. Blood Center, Inc., Tenant dated July 22, 1992.

•                  First Amendment between Robert Martin Company, Owner, and N.Y. Blood Center, Inc., Tenant dated April 4, 1995.

•                  C&E Letter between Robert Martin Company, Owner, and N.Y. Blood Center, Inc., Tenant dated July 7, 1995.

•                  Second Amendment between Cross Westchester Realty Associates, L.L.C., Owner, and N.Y. Blood Center, Inc., Tenant dated May 25, 2000.

•                  Third Amendment between Cross Westchester Realty Associates L.L.C., Owner, and N.Y. Blood Center, Inc., Tenant dated January 23, 2002.

•                  C&E Letter between Cross Westchester Realty Associates L.L.C., Owner, and N.Y. Blood Center, Tenant dated September 10, 2002.

•                  Fourth Amendment between Cross Westchester Realty Associates L.L.C., Owner, and New York Blood Center, Inc., (previously incorrectly referred to as N.Y. Blood Center, Inc.), Tenant dated December 10, 2009.

•                  Option for Additional Space Letter between Cross Westchester Realty Associates L.L.C., Owner, and New York Blood Center, Inc., Tenant dated February 1, 2010.

•                  Additional Space Option Letter between Cross Westchester Realty Associates

L.L.C., Owner, and New York Blood Center, Inc., Tenant dated February 1, 2010.

•                  Notice for Additional Space Letter between Mack-Cali Realty Corporation, Owner, and New York Blood Center, Tenant dated February 9, 2010.

•                  Additional Space Option Letter between Cross Westchester Realty Associates L.L.C., Owner, and New York Blood Center, Inc., Tenant dated March 22, 2011.

•                  Right of First Offer Letter between Cross Westchester Realty Associates L.L.C., Owner, and New York Blood Center, Inc., Tenant dated June 25, 2014.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Cross Westchester Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

Vie De Franc Yamazaki, Inc -fka- Country Epicure, Inc.

Standard Form of Loft Lease between Robert Martin Company, Landlord, and Country Epicure, Inc., Tenant dated November 4, 1987.

•                  C&E Letter between Robert Martin Company, Owner, and Country Epicure, Inc., Tenant dated June 15, 1988.

•                  Lease Amendment between Robert Martin Company, Landlord, and Country Epicure, Inc., Tenant dated June 25, 1989.

•                  C&E Letter between Robert Martin Company, Owner and Country Epicure, Inc., Tenant dated February 27, 1990.

•                  Option to Extend Letter between Robert Martin Company, LLC, Landlord and Vie De France Yamazaki, Inc., Tenant dated April 16, 1997.

•                  Lease Amendment between Cross Westchester Realty Associates L.P., Landlord, and Vie De France Yamazaki, Inc., Tenant dated November 24, 1997.

•                  Third Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Vie De France Yamazaki, Inc., Tenant dated April 30, 2002.

•                  Fourth Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Vie De France Yamazaki, Inc., Tenant dated April 28, 2006.

•                  Fifth Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Vie De France Yamazaki, Inc., Tenant dated March 21, 2012.

•                  Sixth Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Vie De France Yamazaki, Inc., Tenant dated April 27, 2015.

•                  Seventh Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Vie De France Yamazaki, Inc., Tenant dated June 29, 2017.

Wright Medical Technology, Inc.

Standard Form of Loft Lease between Cross Westchester Realty Associates L.L.C., Owner, and Wright Medical Technology, Inc., Tenant dated September 16, 2014.

•                  First Amendment to Lease between Cross Westchester Realty Associates L.L.C., Owner, and Wright Medical Technology, Inc., Tenant dated January 13, 2017.

•                  Second Amendment to Lease/Commencement Date Agreement between Cross Westchester Realty Associates L.L.C., Owner, and Wright Medical Technology, Inc., Tenant dated July 25, 2017.

6 WESTCHESTER PLAZA

Aqua Turf Irrigation Systems, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Aqua Turf Irrigation Systems, LLC dated September 25, 2013.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Aqua Turf Irrigation Systems, LLC, Tenant dated February 4, 2014.

Bauer Office Solutions, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates, L.L.C., Owner, and Bauer Office Solutions, Inc., Tenant dated January 2, 2018.

Fire End & Croker Corp.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire-End Croker Corporation, Tenant dated July 29, 2005.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., (previously incorrectly referred to as Fire-End Croker Corporation) Tenant dated August 6, 2008.

•                  Second Amendment between Mack-Cal CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., Tenant dated June 27, 2013.

•                  Third Amendment between Mack-Cal CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., Tenant dated June 3, 2015.

•                  Fourth Amendment/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., Tenant dated December 7, 2016.

Girard Rubber Corp.

Standard Form of Loft Lease between Robert, P. Weinberg and Martin S. Berger, Landlord, and Girard Rubber Corp., Tenant dated March 10, 1969.

•                  Standard Form of Loft Lease between Robert Martin Company, Landlord, and Girard Rubber Corporation, Tenant dated May 14, 1984.

•                  Lease Amendment between Robert Martin Company, Landlord, and Girard Rubber Corporation, Tenant dated January 12, 1989.

•                  Lease Amendment between Robert Martin Company, Landlord, and Girard Rubber Corporation, Tenant dated February 4, 1993.

•                  Lease Amendment between Robert Martin Company, Landlord, and Girard Rubber Corporation, Tenant dated May 14, 1996.

•                  Lease Amendment between RM CW Realty Associates, Landlord, and Girard Rubber Corporation, Tenant dated December 31, 1998.

•                  Lease Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Girard Rubber Corporation, Tenant dated November 5, 2001.

•                  Sixth Lease Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Girard Rubber Corporation, Tenant dated September 29, 2004.

•                  Seventh Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Girard Rubber Corporation, Tenant dated August 23, 2007.

•                  Eighth Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Girard Rubber Corporation, Tenant dated March 30, 2009.

•                  Ninth Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Girard Rubber Corporation, Tenant dated June 22, 2011.

•                  Tenth Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord, and Girard Rubber Corporation, Tenant dated November 13, 2014.

•                  Eleventh Amendment between Mack-Cali CW Realty Associates L.L.C., Landlord and Girard Rubber Corporation, Tenant dated May 18, 2018.

Technovax, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates, L.L.C., Owner, and Technovax, Inc., Tenant dated June 15, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

7 WESTCHESTER PLAZA

Cablevision Lightpath, Inc.

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated February 10, 2009.

•                  Renewal Email between Mack-Cali CW Realty Associates L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated February 14, 2014.

•                  First Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

Emigrant Savings Bank

Standard Form of Loft Lease between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated September 18, 1992.

•                  C&E Letter between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated December 28, 1992.

•                  First Amendment between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated August 27, 1993.

•                  Second Amendment between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated March 5, 1994.

•                  C&E Letter between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated March 18, 1994.

•                  Third Amendment between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated May 31, 1995.

•                  C&E Letter between Robert Martin Company, Owner, and Emigrant Savings Bank, Tenant dated June 20, 1995.

•                  Fourth Amendment between RM CW Realty Associates, Owner, and Emigrant Savings Bank, Tenant dated December 31, 1997.

•                  C&E Letter between RM CW Realty Associates, Owner, and Emigrant Savings Bank, Tenant dated April 14, 1998.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Emigrant Savings Bank, Tenant dated June 29, 2000.

•                  Sixth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Emigrant Bank, Tenant dated August 31, 2009.

Fire-End Croker Corporation

Standard Form of Loft Lease between Robert Martin Properties, Inc., Landlord, and Fire-End Croker Corporation, Tenant dated March 16, 1973.

•                  Amendment between Robert Martin Company, Landlord, and Fire-End Croker Corporation, Tenant dated May 12, 1978.

•                  Amendment between Robert Martin Company, Landlord, and Fire-End Croker Corporation, Tenant dated December 12, 1979.

•                  Amendment between Robert Martin Company, Landlord, and Fire-End & Croker, Corp., Tenant dated May 9, 1983.

•                  Lease Amendment between Robert Martin Company, Landlord, and Fire-End & Croker Corporation, Tenant dated July 14, 1986.

•                  Lease Amendment between Robert Martin Company, Owner, and Fire-End Croker Corporation, Tenant dated February 20, 1990.

•                  C&E Letter between Robert Martin Company, Owner, and Fire-End Croker Corporation, Tenant dated August 24, 1990.

•                  Lease Amendment between Robert Martin Company, Landlord, and Fire-End Croker Corporation, Tenant dated March 7, 1994.

•                  Lease Amendment between RM CW Realty Associates, Landlord, and Fire-End Croker Corporation, Tenant dated September 14, 1998.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire-End Croker Corporation, Tenant dated March 13, 2001.

•                  Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire-End Croker Corporation, Tenant dated September 30, 2003.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., (previously incorrectly referred to as Fire-End Croker Corporation), Tenant dated August 6, 2008.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., Tenant dated June 27, 2013.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Fire End & Croker Corp., Tenant dated June 3, 2015.

MCI Metro Access Transmission Service LLC

License Agreement between Mack-Cali CW Real Estate Associates, Licensor, and MCI Metro Access Transmission Service LLC, Licensee dated July 9, 2009.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates, L.L.C., Owner and Verizon New York Inc., dated April 1, 2008.

75 CLEARBROOK ROAD

Cablevision Lightpath Inc.

Telecom License Agreement between Cross Westchester Realty Associates L.L.C., Owner, and Cablevision Lightpath Inc., Provider, dated August 15, 2017.

CSC TKR LLC dba Cablevision of Raritan Valley

Cable Access Agreement between Cross Westchester Realty Associates L.L.C., Owner and CSC TKR, Inc. d/b/a Cablevision of Raritan Valley, Provider dated March 11, 2009.

•                  Name Change Certificate from “CSC TKR, Inc.”, to “CSC TKR, LLC” dated June 26, 2009.

Evening Out, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Evening Out, Inc., Tenant dated February 28, 1990.

•                  First Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Evening Out, Inc., Tenant dated June 15, 2005.

•                  Second Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Evening Out, Inc., Tenant dated September 25, 2012.

•                  Third Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Evening Out, Inc., Tenant dated May 30, 2013.

•                  Fourth Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Evening Out, Inc., Tenant dated May 6, 2014.

•                  Fifth Amendment between Cross Westchester Realty Associates L.L.C., Owner, and Evening Out, Inc., Tenant dated March 30, 2015.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Cross Westchester Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

77 EXECUTIVE BOULEVARD

Bright Horizons Children’s Centers, LLC -fka- Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Bright Horizons Children’s Centers, Inc., Tenant dated July 28, 1989.

•                  C&E Letter between Robert Martin Company, Owner, and Bright Horizons Children’s Centers, Inc., Tenant dated July 23, 1990.

•                  First Amendment between Robert Martin Company, Owner, and Bright Horizons Children’s Centers, Inc., Tenant dated September 30, 1994.

•                  Second Amendment between RM CW Realty Associates, Owner, and Bright Horizons Children’s Centers, Inc., Tenant dated September 18, 1998.

•                  Third Amendment between Mack-Cali CW Realty Associates, L.L.C., Owner, and Bright Horizons Children’s Centers, Inc., Tenant dated September 27, 2000.

•                  Name Change Certificate from “Bright Horizons Children’s Centers, Inc.” to “Bright Horizons Children’s Centers LLC.”, dated May 28, 2008.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Bright Horizons Children’s Centers LLC. (formerly known as Bright Horizons Children’s Centers, Inc.), Tenant dated May 12, 2009.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Bright Horizons Children’s Centers LLC. (formerly known as Bright Horizons Children’s Centers, Inc.), Tenant dated December 27, 2013.

Random Farms Kids Theater, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates, L.L.C., Owner, and Random Farms Kids Theater, Inc., Tenant dated November 19, 2007.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Random Farms Kids Theater, Inc., Tenant dated August 20, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc., dated April 1, 2008.

8 WESTCHESTER PLAZA

Aery Lighting Supply, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Aery Lighting Supply, Inc., Tenant dated September 24, 2010.

•                  C&E Letter between Mack Cali CW Realty Associates L.L.C., Owner/Landlord and Aery Lighting Supply, Inc., Tenant dated November 19, 2010.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Aery Lighting Supply, Inc., Tenant dated March 14, 2016.

BBA Project, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and BBA Project, Inc., Tenant dated August 17, 2007.

•                  C&E Letter between Mack Cali CW Realty Associates, L.L.C., Owner/Landlord and BBA Project, Inc., Tenant dated November 26, 2007.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and BBA Project, Inc., Tenant dated December 16, 2013.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and BBA Project, Inc., Tenant dated November 4, 2016.

•                  Third Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and BBA Project, Inc., Tenant dated January 23, 2017.

•                  Amendment and Restated Third Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and BBA Project, Inc., Tenant dated June 6, 2017.

Best Plumbing Supply, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Best Plumbing Supply, Inc., Tenant dated November 20, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Best Plumbing Supply, Inc., Tenant dated January 11, 2016.

Cablevision Lightpath, Inc.

Telecom License Agreement Mack-Cali CW Realty Associates L.L.C., Owner, and Cablevision Lightpath - NJ, Inc., Provider dated July 17, 2012.

•                  First Amendment to Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

Cubicle Enterprises LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.LC., Owner, and Cubicle Enterprises LLC, Tenant dated February 29, 2016.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Cubicle Enterprises LLC, Tenant dated September 14, 2016.

Dance Time Entertainment, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Dance Time Entertainment, Inc., Tenant dated October 29, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Dance Time Entertainment, Inc., Tenant dated December 16, 2015.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner and Dance Time Entertainment, Inc., Tenant dated September 19, 2017.

Executive Printing & Direct Mail

Standard Form of Loft Lease between Robert Martin Company, Owner, and Executive Printing & Direct Mail, Inc., Tenant dated March 22, 1993.

•                  First Amendment between RM CW Realty Associates, Owner, and Executive Printing & Direct Mail, Inc., Tenant dated December 16, 1997.

•                  Second Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Executive Printing & Direct Mail, Inc., Tenant dated June 28, 2002.

•                  Third Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Executive Printing & Direct Mail, Inc., Tenant dated March 30, 2005.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Executive Printing & Direct Mail, Inc., Tenant dated December 30, 2008.

•                  Fifth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Executive Printing and Direct Mail, Inc., Tenant dated August 29, 2013.

Fed Ex - Drop Box

Agreement between Mack-Cali CW Realty Associates, LLC, Owner, and FedEx Express, Tenant dated April 23, 2013.

Lightower Fiber Networks I LLC

Telecom License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Light Tower Fiber Networks I LLC, Provider dated March 9, 2016.

•                  Name Change Support Documentation between Mack-Cali Realty Corporation, Owner, and Light Tower Fiber Networks I, LLC, Provider dated October 3, 2014.

MyPublisher, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and MyPublisher, Inc., Tenant dated June 6, 2012.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and MyPublisher, Inc., Tenant August 10, 2012.

•                  Right of First Offer of Additional Space Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and MyPublisher, Inc., Tenant dated January 28, 2013.

•                  License Agreement between Mack-Cali CW Realty Associates L.L.C., Licensor, and MyPublisher, Inc., Licensee dated April 3, 2013.

•                  Merger Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and MyPublisher, Inc., Tenant dated April 19, 2013.

•                  Right of First Offer Letter between Mack-Cali CW Realty Associates L.L.C., Owner, and MyPublisher, Inc., Tenant dated October 9, 2013.

•                  First Amendment to Lease between Mack-Cali CW Realty Associates L.L.C., Landlord, and MyPublisher, Inc., Tenant dated November 5, 2014.

•                  Sublease by and between MyPublisher, Inc., Sublandlord, and Limelight, Inc., Subtenant, dated March 20, 2017.

•                  Consent to Sublease by and among Mack-Cali CW Realty Associates L.L.C., Landlord, MyPublisher, Inc., Tenant, and Limelight, Inc., Subtenant, dated March 20, 2017.

•                  Exercise of Termination Option Letter between Mack-Cali Realty Associates L.L.C., Landlord, and MyPublisher, Inc., Tenant, dated January 23, 2019.

SMK Imaging, LLC -dba- Imageworks

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner, and SMK Imaging, LLC (d/b/a Imageworks), Tenant dated May 20, 2014.

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and SMK Imaging, LLC (d/b/a Imageworks), Tenant dated June 24, 2014.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

85 EXECUTIVE BOULEVARD

Authentic Window Design, LLC

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Authentic Window Design, L.L.C., Tenant dated February 2, 2015.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Authentic Window Design, LLC, Tenant dated March 31, 2015.

Big Apple Collectibles Corp.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and Big Apple Collectibles Corp., Tenant dated September 28, 2018.

•                  Standard Form of License Agreement between 12 Skyline Associates L.L.C., Licensor and Big Apple Collectibles Corp., Licensee

•                  Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner, and Big Apple Collectibles Corp., Tenant, dated February 14, 2019.

North American Family Institute, Inc.

Standard Form of Loft Lease between Mack-Cali CW Realty Associates L.L.C., Owner and North American Family Institute, Inc., Tenant dated September 19, 2014.

•                  First Amendment to Lease/Commencement Date Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and North American Family Institute, Inc., Tenant dated November 10, 2014.

Verizon New York Inc. (FIOS)

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated December 5, 2008.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali CW Realty Associates L.L.C., Owner and Verizon New York Inc. dated April 1, 2008.

1 SKYLINE DRIVE

Kidabilities, L.L.C., and Speech & Languages, P.C.

Standard Form of Office Lease between Mid-Westchester Realty Associates L.L.C., Owner and Kidabilities, L.L.C and Speech  & Languages, P.C. d/b/a Chatterbox, Tenant, dated April 19, 2002.

•                  C&E Letter between Mid-Westchester Realty Associates LLC, Owner and Kidabilities, L.L.C and Speech  & Languages, P.C., Tenant, dated May 28, 2002.

•                  First Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Kidabilities, LLC, Tenant, dated June 28, 2012.

•                  Second Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Kidabilities, LLC, Tenant, dated September 22, 2014.

•                  Third Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Kidabilities, LLC, Tenant, dated December 23, 2015.

•                  Fourth Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Kidabilities, LLC, Tenant, dated February 21, 2017.

•                  Assignment And Assumption of Lease between Kidabilities, LLC, Assignor, and Los Ninos Services, Inc., Assignee, dated July 26, 2018.

•                  Consent To Assignment of Lease between Mid-Westchester Realty Associates L.L.C., Owner, Kidabilities, LLC, Tenant, and Los Ninos Services, Inc., Assignee, dated July 27, 2018.

•                  Guaranty of Lease between Scott Mesh and Edita Diaz, Guarantor, Los Ninos Services, Inc., Assignee/Tenant, Kidabilities, LLC, Assignor/Assignee, and Mid-Westchester Associates LLC, Owner, dated July 26, 2018.

Little Years Daycare, Inc. -fka-Childtime Child Care

Standard Form of Office Lease between Robert Martin Company, Owner and Ogden Allied Child Care Services Corporation, Tenant, dated January 9, 1990.

•                  Guaranty of Lease between Ogden Allied Services Corporation, d/b/a Supertots, Tenant, Robert Martin Company, Owner, and Ogden Allied Services Corporation, Guarantor dated January 9, 1990.

•                  Clarification of Lease between Robert Martin Company, Owner and Ogden Allied Child Care Services, Tenant, dated January 23, 1990.

•                  C&E Letter between Robert Martin Company, Owner and Ogden Allied Child Care Services Corp., Tenant dated September 4, 1990.

•                  Change in Name Certificate from Ogden Child Care Services Corp. to Childtime Childcare, Inc. dated October 8, 1992.

•                  Letter re: consent to Allow Buses between Robert Martin Company, Owner, and Childtime Childcare, Inc., Tenant dated September 3, 1996.

•                  First Amendment between Mid-Westchester Realty Associates L.L.C., Owner and Childtime Childcare, Inc., Tenant, dated March 22, 2000.

•                  Consent to Assignment of Lease between Mid-Westchester Realty Associates L.L.C., Owner, Childtime Childcare, Inc, Tenant, Little Years Daycare, Inc, Assignee dated November 23, 2004.

•                  Guaranty of Lease between Little Years Daycare, Inc., Tenant, Mid-Westchester Realty Associates L.L.C, Owner, and Donald E. Degling, Guarantor dated December 23, 2004.

•                  Consent to Assignment of Lease between Mid-Westchester Realty Associates L.L.C., Owner, Childtime Childcare Inc., Tenant and Little Years Daycare, Inc., Assignee, dated August 5, 2005.

•                  Assignment of Lease between Childtime Childcare Inc., successor-in-interest to Ogden Allied Child Care Services Corporation, Assignor, Little Years Daycare, Inc., Assignee, Mid-Westchester Realty Associates L.L.C.’s predecessor in interest, Robert Martin Company, Owner dated August 5, 2005.

•                  Second Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Little Years Daycare, Inc., Tenant, dated August 5, 2005.

•                  Guaranty of Lease between Childtime Childcare, Inc., Tenant, Mid-Westchester Realty Associates L.L.C., Owner, and Learning Care Group, Inc., Guarantor dated August 5, 2005.

•                  Guaranty of Lease between Little Years Daycare, Inc., Tenant, Mid-Westchester Realty Associates L.L.C., Owner, and Donald e. Degling, Guarantor dated August 26, 2005.

•                  Security Deposit Letter re: Childtime Childcare, Inc., dated September 29, 2005.

•                  Consent to Memorandum of Understanding between Little Years Daycare, Inc., Licensor, Theracare Preschool Services, Inc., Licensee, and Mid-Westchester Realty Associates L.L.C., Owner dated March 10, 2009.

•                  Third Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Little Years Daycare, Inc., Tenant dated October 18, 2010.

•                  Short Form Lease between Mid-Westchester Realty Associates L.L.C., Landlord, and Little Years Daycare, Inc., Tenant, dated October 31, 2018.

•                  Guaranty of Lease between Little Years Daycare, Inc., Tenant, Mid-Westchester Realty Associates L.L.C, Landlord, and Danielle McCann and Lois Degling, Guarantor dated October 31, 2018.

2 SKYLINE DRIVE

Allstar Marketing Group, LLC

Short Form Lease between Mid-Westchester Realty Associates L.L.C., Landlord and Allstar Marketing Group , LLC, Tenant, dated December 30, 2009.

•                  First Amendment between Mid-Westchester Realty Associates LLC, Landlord, and Allstar Marketing Group, LLC, Tenant, dated March 25, 2010.

•                  Second Amendment between Mid-Westchester Realty Associates LLC, Landlord, and Allstar Marketing Group, LLC,  Tenant dated January 26, 2012.

•                  Landlord’s Waiver between Allstar Marketing Group and Allstar Products Group, LLC, collectively the Borrower, RBS Citizens National Association, Secured Party and Mid-Westchester Realty Associates L.L.C. , Landlord, dated July 16, 2012.

•                  Third Amendment between, Mid-Westchester Realty Associates L.L.C., Landlord, and Allstar Marketing Group, LLC, Tenant, dated February 4, 2014.

•                  Fourth Amendment between, Mid-Westchester Realty Associates L.L.C., Landlord, and Allstar Marketing Group, LLC, Tenant, dated April 15, 2016.

Cablevision Lightpath, Inc.

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Cablevision Lightpath - NJ, Inc., Provider, dated April 27, 2010.

•                  First Amendment to Telecom License Agreement between Mid-Westchester Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and, Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

•                  Second Amendment to Telecom License Agreement between Mid-Westchester Realty, Associates LLC c/o Mack-Cali Realty, L.P., Owner, and Cablevision Lightpath, Inc., Provider, dated May 8, 2018.

4 SKYLINE DRIVE

Biomed Pharmaceuticals, Inc. d/b/a Soleo Health

Standard Form of Loft Lease between Mid-Westchester Realty Associates L.L.C., Owner, and BioMed Pharmaceuticals, Inc. d/b/a Soleo Health, Tenant, dated November 16, 2016.

•                  Guaranty of Lease between BioMed Pharmaceuticals, Inc., Tenant, Mid-Westchester Realty Associates, L.L.C., Owner, and Soleo Health Holdings, Inc., Guarantor, dated November 14, 2016.

•                  First Amendment to Lease Commencement Date Agreement between, Mid-Westchester Realty Associates L.L.C., Owner, and, BioMed Pharmaceuticals, Inc. d/b/a Soleo Health Tenant, dated June 2, 2017.

Cablevision Lightpath, Inc.

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated August 11, 2005.

•                  First Amendment to Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated September 23, 2010.

•                  Second Amendment to Telecom License Agreement between Mid-Westchester Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and, Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

•                  Renewal Emails, dated August 15, 2011, August 20, 2012, August 20, 2014.

•                  Third Amendment to Telecom License Agreement between Mid-Westchester Realty Associates LLC c/o Mack-Cali Realty, L.P., Owner, and Cablevision Lightpath, Inc., Provider, dated May 8, 2018.

Optical Distributor Group, LLC

Standard Form of Loft Lease between Mid-Westchester Realty Associates L.L.C., Owner, and Optical Distributor Group, LLC, Tenant, dated September 15, 2003.

•                  Landlord’s Waiver (Release) between Mid-Westchester Realty Associates L.L.C., Landlord, Optical Distributor Group, LLC, Borrower and Interchange Bank, Lender, dated April 9, 2004.

•                  Collateral Removal Agreement between Mid-Westchester Realty Associates, Landlord and Optical Distributor Group LLC, Tenant, dated August 10, 2005.

•                  First Amendment Agreement between, Mid-Westchester Realty Associates L.L.C., Owner, and Optical Distributor Group, LLC, Tenant, dated December 31, 2005.

•                  C&E Letter between Mid Westchester Realty Associates L.L.C., Owner and Optical Distributor Group, LLC, Tenant, dated June 6, 2006.

•                  Second Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Optical Distributor Group, LLC, Tenant, dated August 17, 2010.

•                  Third Amendment between, Mid-Westchester Realty Associates L.L.C., Owner, and Optical Distributor Group, LLC, Tenant, dated August 3, 2011.

•                  Additional Security Letter between Mid-Westchester Realty Associates L.L.C., Landlord, and Optical Distributor Group, LLC, Tenant, dated December 26, 2012.

•                  Fourth Amendment between, Mid-Westchester Realty Associates L.L.C., Owner, and Optical Distributor Group, LLC, Tenant, dated May 7, 2014.

•                  Generator Authorization Memo, dated May 12, 2014.

•                  Consent for Alterations Letter between Mid-Westchester Realty Associates L.L.C., Owner, and Optical Distributor Group, LLC, Tenant, dated February 11, 2015.

Planned Parenthood Hudson Peconic, Inc.

Standard Form of Loft Lease between Mid-Westchester Realty Associates L.L.C., Owner, and Planned Parenthood Hudson Peconic, Inc., Tenant, dated September 30, 2000.

•                  First Amendment to Lease Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Planned Parenthood Hudson Peconic, Inc., Tenant, dated January 24, 2005.

•                  Second Amendment to Lease Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and, Planned Parenthood Hudson Peconic, Inc., Tenant, dated September 30, 2013.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mid-Westchester Realty Associates L.L.C., Owner (UNDATED).

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mid-Westchester Realty Associates, L.L.C., Owner, dated July 29, 2014.

5 SKYLINE DRIVE

AcariaHealth, Inc

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and AcariaHealth, Inc., Tenant, dated February 15, 2012.

•                  Commencement Date Agreement between 5/6 Skyline Realty L.L.C., Owner, and AcariaHealth, Inc., Tenant, dated August 29, 2013.

•                  Generator Authorization Memo, dated May 19, 2017.

BTX Technologies, Inc

Standard Form of Loft Lease between, 5/6 Skyline Realty L.L.C., Owner, and BTX Technologies, Inc., Tenant, dated November 17, 2004.

•                  C&E Letter between 5/6 Skyline Realty L.L.C., Owner, and BTX Technologies, Inc., Tenant, dated June 24, 2005.

•                  First Amendment between 5/6 Skyline Realty L.L.C., Owner, and BTX Technologies, Inc., Tenant, dated March 28, 2012.

Cablevision Lightpath, Inc.

Telecom License Agreement between 5/6 Skyline Realty, L.L.C., Owner, and Cablevision Lightpath -NJ, Inc. , Provider, dated April 23, 2008.

•                  Renewal Email dated February 5, 2013.

•                  First Amendment to Telecom License Agreement between 5/6 Skyline Realty LLC c/o Mack -Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., collectively referred to as Provider, dated February 6, 2015.

Conri Services, Inc.

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated April 26, 2007.

•                  C&E Letter between 5/6 Skyline Realty, L.L.C., Owner, and Conri Services, Inc., Tenant, dated July 11, 2007.

•                  First Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated October 2, 2008.

•                  Second Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant dated January 27, 2009.

•                  Third Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated March 9, 2011.

•                  Landlord’s Subordination between 5/6 Skyline Realty L.L.C., Landlord, New York Business Development Corporation, Secured Party and Conri Services, Inc., Borrower, dated April 6, 2011.

•                  Letter by 5/6 Skyline Realty L.L.C., Landlord, to Conri Services, Inc., Tenant, dated November 27, 2013.

•                  Fourth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated March 31, 2014.

•                  Fifth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated June 30, 2017.

•                  Sixth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated November 30, 2017.

•                  Commencement Date Agreement between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated January 22, 2018.

•                  Seventh Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated March 5, 2018.

•                  Eighth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Conri Services, Inc., Tenant, dated June 29, 2018.

Hudson Valley DataNet d/b/a Lightower Fiber Networks

Telecom License Agreement between 5/6 Skyline Realty L.L.C., Owner, and Hudson Valley DataNet d/b/a Lightower Fiber Networks, Provider, dated April 25, 2011.

•                  Renewal Email dated March 17, 2016.

MetroPCS New York, LLC

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and MetroPCS New York, LLC, Tenant, dated May 8, 2007.

•                  C&E Letter between 5/6 Skyline Realty, L.L.C., Owner, and MetroPCS New York, LLC, Tenant, dated August 22, 2007.

•                  First Amendment between 5/6 Skyline Realty L.L.C., Owner, and MetroPCS New York, LLC, Tenant, dated May 1, 2017.

Precision Switchboard, Inc.

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and Precision Switchboard, Inc., Tenant, dated March 31, 2014.

•                  First Amendment Commencement Date Agreement between 5/6 Skyline Realty L.L.C., Owner, and Precision Switchboard, Inc., Tenant, dated April 7, 2015.

•                  Second Amendment to Lease between 5/6 Skyline Realty L.L.C., Owner, and Precision Switchboard, Inc., Tenant, dated May 30, 2018.

Verizon New York  Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and 5/6 Skyline Realty L.L.C., Owner, dated July 19, 2007.

Telecommunications Facilities License Agreement between Verizon New York Inc., and 5/6 Skyline Realty L.L.C., Licensor, dated July 29, 2014.

Westchester Gymnastics School

Standard Form of Loft Lease between Robert Martin Company, Landlord, and Westchester Gymnastics School, Tenant, dated February 13, 1980.

Standard Form of Loft Lease between Madeira-RMC, Owner, and Westchester Gymnastics School, Tenant, dated March 19, 1991.

•                  First Amendment between Madeira-RMC, L.P., Owner, and Westchester Gymnastics School, Tenant, dated September 1, 1995.

•                  Guaranty of Lease between Westchester Gymnastics School, Tenant, Al Flemming, Guarantor, and Madeira-RMC, L.P., Owner, dated September 1, 1995.

•                  Second Amendment between Madeira-RMC, L.P, Owner, and Westchester Gymnastics School, Tenant, dated February 6, 1998.

•                  Third Amendment between Madeira-RMC, L.P, Owner, and Westchester Gymnastics School, Tenant, dated May 17, 1999.

•                  Fourth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Westchester Gymnastics School, Tenant, dated September 30, 2002.

•                  Fifth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Westchester Gymnastics School, Tenant, dated December 29, 2006.

•                  Sixth Amendment between 5/6 Skyline Realty L.L.C., Owner, and Westchester Gymnastics, Inc., Tenant, dated August 14, 2017.

•                  Good Guy Guaranty of Lease between Westchester Gymnastics, Inc., Tenant, Tara Mann, Guarantor, and 5/6 Skyline Realty LLC, Owner, dated August 14, 2017.

6 SKYLINE DRIVE

Cablevision Lightpath, Inc.

Telecom License Agreement between 5/6 Skyline Realty L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated February 4, 2014.

Gas Turbine Controls Corporation

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and Gas Turbine Controls Corporation, Tenant, dated May 15, 2015.

•                  First Amendment to Lease Commencement Date Agreement between 5/6 Skyline Realty L.L.C., Owner, and Gas Turbine Controls Corporation, Tenant, dated October 5, 2015.

Graybar Electric Company, Inc.

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and Graybar Electric Company, Inc., Tenant, dated August 9, 2011.

•                  Commencement Date Letter between 5/6 Skyline Realty L.L.C., Owner, and Graybar Electric Company, Inc., Tenant, dated October 17, 2011.

•                  First Amendment between 5/6 Skyline Realty L.L.C., Owner, and Graybar Electric Company, Inc., Tenant, dated June 29, 2016.

Red Hawk Fire & Security, LLC f/k/a UTC Fire & Security Corporation

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and UTC Fire & Security Corporation, Tenant, dated June 25, 2010.

•                  C&E Letter between 5/6 Skyline Realty L.L.C., Owner, and UTC Fire & Security Corporation, Tenant, dated November 10, 2010.

•                  Consent to Sublet between 5/6 Skyline Realty L.L.C., Owner,  UTC Fire & Security Corporation, Tenant, and Chubb Fire & Security, LLC, Subtenant, dated April 9, 2012.

•                  Sublease between UTC Fire & Security Corporation, Sublessor, and Chubb Fire & Security, LLC, Sublessee, dated April 2012.

•                  First Amendment between 5/6 Skyline Realty L.L.C., Owner, and Red Hawk Fire & Security, LLC, Tenant, dated February 28, 2017.

U.S. Remodelers, Inc.

Standard Form of Loft Lease between 5/6 Skyline Realty L.L.C., Owner, and U.S. Remodelers, Inc., Tenant, dated May 12, 2006.

•                  Right of First Offer Letter between 5/6 Skyline Realty L.L.C., Owner, and U.S. Remodelers, Inc., Tenant, dated October 2, 2008.

•                  First Amendment between 5/6 Skyline Realty L.L.C., Owner, and U.S. Remodelers, Inc., Tenant, dated May 26, 2011.

•                  C&E Letter between 5/6 Skyline Realty L.L.C., Owner, and U.S. Remodelers, Inc., Tenant, dated August 25, 2011.

•                  Second Amendment between 5/6 Skyline Realty L.L.C., Owner, and U.S. Remodelers, Inc., Tenant, dated May 26, 2016.

Verizon New York  Inc.

Telecommunications Facilities License Agreement between Verizon New York, Inc., and 5/6 Skyline Realty L.L.C., Owner, dated July 29, 2014.

7 SKYLINE DRIVE

All Tech Electronics, Inc.

Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and, All Tech Electronics, Inc., Licensee, dated June 16, 2015.

•                  First Amendment to License Agreement Commencement Date Agreement between Skyline Realty L.L.C., Licensor, and, All Tech Electronics, Inc., Licensee, dated September 9, 2015.

Cablevision Lightpath, Inc.

Telecom License Agreement between Skyline Realty L.L.C., Owner, and CSC Holdings, Inc., Provider, dated August 23, 2001.

•                  First Amendment to Telecom License Agreement between Skyline Realty L.L.C., Owner, and, CSC Holdings, Inc. and Cablevision Lightpath, Inc., collectively referred to as Provider, dated October 15, 2002.

•                  Email Re: LightPath - Mack-Cali Renewal, dated March 7, 2007.

•                  Email Re: CSC Holdings, Inc. - Mack-Cali Renewal, dated December 7, 2011.

•                  Second Amendment to Telecom License Agreement between Skyline Realty LLC c/o Mack-Cali Realty, LP, Owner, and, Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

Care Design NY, LLC

Short Form Lease between Skyline Realty L.L.C., Landlord, and Care Design NY, LLC, Tenant, dated November 7, 2018.

Center For Regional Healthcare Innovation, LLC f/k/a Westchester Medical Center

Short Form Lease between Skyline Realty L.L.C., Landlord, and Westchester Medical Center, Tenant, dated June 27, 2014.

•                  First Amendment to Lease Commencement Date between Skyline Realty L.L.C., Landlord, and Westchester Medical Center, Tenant, dated September 23, 2014.

•                  Second Amendment To Lease between Skyline Realty L.L.C., Landlord, and Center For Regional Healthcare Innovation, LLC, dated April 15, 2015.

•                  Third Amendment To Lease Commencement Date Agreement between Skyline Realty L.L.C., Landlord, and Center for Regional Healthcare Innovation, LLC, Tenant, dated August 4, 2015.

Lightower Fiber Networks I, LLC

Telecom License Agreement between Skyline Realty L.L.C., Owner, and Light Tower Fiber Long Island LLC, Provider, dated August 20, 2014.

•                  Name change and Certificate of Merger from Light Tower Fiber Long Island LLC to LightTower Fiber Networks I, LLC, dated September 17, 2014.

•                  Email detailing name change and merger of Light Tower Fiber, LLC and Light Tower Fiber Long Island, LLC Tenant dated October 3, 2014.

Lin Cellular Communications (NY) LLC

License Agreement between Skyline Realty, L.L.C., Licensor, and Lin Cellular Communications, (NY) LLC, Licensee, dated January 3, 2005.

•                  Email Re: Confirmation of Commencement Date, dated June 18, 2009.

•                  AT&T Renewal Notice Letter dated May 25, 2010.

•                  AT&T Renewal Notice Letter dated December 26, 2014.

•                  Email Re: AT&T Renewal dated July 7, 2015.

Matrix Absence Management, Inc. f/k/a Reliance Standard Life Insurance Company

Standard Form of Office Lease between RMC Development Company, LLC, Owner, and Matrix Absence Management, Inc., Tenant, dated September 1, 1998.

•                  C&E Letter between Mack-Cali Realty Corporation, general partner, and The Matrix Companies, Tenant, dated October 28, 1998.

•                  First Amendment between Skyline Realty L.L.C., Owner, and Matrix Absence Management, Inc., Tenant, dated June 28, 2000.

•                  C&E Letter between Skyline Realty L.L.C., Owner, and Matrix Absence Management, Inc., Tenant, dated September 7, 2000.

•                  Letter re: Security Deposit dated May 22, 2001 by Skyline Realty L.L.C. to Matrix Absence Management, Inc.

•                  Second Amendment between Skyline Realty L.L.C., Owner, and Matrix Absence Management, Inc, Tenant, dated September 15, 2003.

•                  Third Amendment between Skyline Realty L.L.C, Owner, and Matrix Absence Management, Inc, Tenant, dated March 16, 2004.

•                  Fourth Amendment between, Skyline Realty L.L.C., Owner, and Matrix Absence Management, Inc., Tenant, dated December 27, 2006.

•                  Right of First Offer letter between Skyline Realty L.L.C., Owner and Matrix Absence Management, Inc., Tenant, dated November 26, 2007.

•                  Consent to Assignment of Lease between Skyline Realty, L.L.C., Owner, Matrix Absence Management, Inc, Tenant, and Reliance Standard Life Insurance Company, Assignee, dated May 28, 2010.

•                  Assignment of Lease between Matrix Absence Management, Inc, Assignor, and Reliance Standard Life Insurance Company, Assignee, dated May 28, 2010.

•                  Fifth Amendment between Skyline Realty, L.L.C., Owner, and Reliance Standard Life Insurance Company (successor-in-Interest to Matrix Absence Management, Inc.), Tenant, dated May 28, 2010.

•                  C&E Letter between Skyline Realty, L.L.C., Owner, and Reliance Standard Life Insurance Company, Tenant, dated November 29, 2010.

•                  Sixth Amendment between Skyline Realty, L.L.C., Owner, and Reliance Standard Life Insurance Company (successor-in-Interest to Matrix Absence Management, Inc.), Tenant, dated December 8, 2011.

•                  Right of First Offer letter between Skyline Realty L.L.C., Owner and Reliance Standard Life Insurance Company, Tenant, dated December 7, 2012.

•                  Right of First Offer letter between Skyline Realty L.L.C., Owner and Reliance Standard Life Insurance Company, Tenant, dated January 10, 2014.

•                  Right of First Offer letter between Skyline Realty L.L.C., Owner and Reliance Standard Life Insurance Company, Tenant, dated April 9, 2015.

•                  Seventh Amendment between Skyline Realty, L.L.C., Owner, and Matrix Absence Management, Inc, Tenant, dated June 18, 2015.

•                  Consent to Assignment of Lease between Skyline Realty, L.L.C., Owner, Reliance Standard Life Insurance Company, Tenant, and Matrix Absence Management, Inc, Assignee, dated June 18, 2015.

•                  Assignment of Lease between Reliance Standard Life Insurance Company, Assignor, and Matrix Absence Management, Inc., Assignee, dated June 18, 2015.

Pridecare, Inc.

Short Form Lease Agreement between Skyline Realty L.L.C., Landlord, and Pridecare, Inc., Tenant, dated September 28, 2018.

Provident Design Engineering, PLLC

Short Form Lease between, Skyline Realty L.L.C., Landlord, and Provident Design Engineering, PLLC, Tenant, dated August 24, 2016.

•                  Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and Provident Design Engineering, PLLC, Licensee, dated September 30, 2016.

•                  First Amendment to License Agreement between Skyline Realty L.L.C., Licensor, and, Provident Design Engineering, PLLC, Licensee, dated November 10, 2017.

•                  First Amendment to Lease between Skyline Realty L.L.C., Landlord, and Provident Design Engineering, PLLC, Tenant, dated January 29, 2019.

RGN-Hawthorne I, LLC

Lease between, Skyline Realty L.L.C., Lessor, and RGN-Hawthorne I, LLC, Lessee, dated September 28, 2012.

•                  Guaranty of Lease between RGN-Hawthorne I, LLC, Lessee, Skyline Realty L.L.C., Lessor, and HQ Global Workplaces LLC, Guarantor, dated September 25, 2012.

•                  Commencement Date Agreement between Skyline Realty L.L.C., Lessor, and RGN-Hawthorne I, LLC, Lessee, dated May 6, 2013.

Skyline Drive Café LLC

License Agreement between Skyline Realty L.L.C., Licensor, and Skyline Drive Café LLC, Licensee, dated June 15, 2016.

Sprint Spectrum, LP

License Agreement between Skyline Realty, L.L.C., Licensor, and Sprint Spectrum, L.P., Licensee, dated March 10, 2005.

•                  First Amendment to License Agreement between Skyline Realty, L.L.C., Licensor, and, Sprint Spectrum Realty Company, L.P., Licensee, dated June 30, 2010.

•                  Renewal Email dated July 27, 2010.

•                  Second Amendment to License Agreement between Skyline Realty, L.L.C., Licensor, and Sprint Spectrum Realty Company, L.P., Licensee, dated July 7, 2014.

•                  Renewal Email dated September 18, 2015.

Strategic Asset Services of New York LLC

Lease between Skyline Realty L.L.C., Landlord, and Strategic Asset Services of New York LLC, Tenant, dated August 12, 2016.

T-Mobile Northeast, LLC f/k/a Omnipoint Facilities Network 2, LLC

License Agreement between Skyline Realty, L.L.C., Licensor, and Omnipoint Facilities Network 2, LLC, Licensee, dated April 27, 2004.

•                  Renewal Notice Letter, dated June 19, 2009.

•                  Renewal Notice Letter, dated March 21, 2014.

•                  First Amendment to License Agreement between Skyline Realty, L.L.C., Licensor, and Omnipoint Facilities Network 2, LLC, Licensee, dated August 14, 2017.

Traub Lieberman Straus & Shrewsberry LLP

Standard Form of Office Lease between, Skyline Realty L.L.C., Owner, and Traub Eglin Lieberman And Straus, Tenant, dated June 30, 2002.

•                  Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and, Traub Eglin Lieberman And Straus, Licensee, dated June 30, 2002.

•                  Change of Name Certificate dated June 5, 2007.

•                  Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and, Traub Eglin Lieberman Straus & Shrewsberry LLP, Licensee, dated September 18, 2007.

•                  First Amendment between Skyline Realty L.L.C., Owner, and Traub Lieberman Straus & Shrewsberry LLP, Tenant, dated September 18, 2007.

•                  First Amendment to Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and Traub Lieberman Straus & Shrewsberry LLP, Licensee, dated July 2, 2008.

•                  Second Amendment to Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and Traub Lieberman Straus & Shrewsberry LLP, Licensee, dated July 2, 2008.

•                  Second Amendment between Skyline Realty L.L.C., Owner, and Traub Lieberman Straus & Shrewsberry LLP, Tenant dated May 24, 2011.

•                  First Amendment to Standard Form of License Agreement between Skyline Realty L.L.C., Licensor, and Traub Lieberman Straus & Shrewsberry LLP, Licensee, dated March 25, 2015.

•                  Third Amendment between, Skyline Realty L.L.C., Owner, and Traub Lieberman Straus & Shrewsberry LLP, Tenant, dated February 29, 2016.

•                  Right of First Offer letter between Skyline Realty L.L.C., Owner and Traub Lieberman Straus & Shrewsberry LLP, Tenant, dated May 19, 2016.

TVC Albany, Inc. d/b/a Firstlight Fiber

Telecom License Agreement between Skyline Realty L.L.C., Owner, and, TVC Albany, Inc. d/b/a Firstlight Fiber, Provider, dated December 1, 2016.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Skyline Realty L.L.C., Owner, dated July 29, 2014.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Skyline Realty L.L.C., Owner, (undated).

8 SKYLINE DRIVE

Johnson Controls, Inc.

Standard Form of Loft Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Johnson Controls, Inc., Tenant, dated June 27, 2008.

•                  C&E Letter between Johnson Controls, Inc., Tenant, and Mack-Cali Mid-West Realty Associates LLC, Landlord, dated September 5, 2008.

•                  First Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Johnson Controls, Inc., Tenant, dated October 18, 2012.

•                  Second Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Johnson Controls, Inc., Tenant, dated August 9, 2018.

Packaging Technologies & Inspection LLC

Standard Form of Loft Lease between Mack-Cali Mid West Realty Associates L.L.C., Owner, and Packaging Technologies & Inspection LLC, Tenant, dated August 29, 2018.

•                  Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Packaging Technologies & Inspection LLC, Tenant, dated November 19, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mack-Cali Mid-West Realty Associates L.L.C., Owner (UNDATED).

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mack-Cali Mid-West Realty Associates L.L.C., Owner, dated July 29, 2014.

10 SKYLINE DRIVE

Opengate, Inc.

Standard Form of Loft Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Opengate, Inc., Tenant, dated December 5, 2006.

•                  First Amendment To Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Opengate, Inc., dated November 3, 2016.

•                  Second Amendment To Lease Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Opengate, Inc., dated June 9, 2017.

•                  Third Amendment To Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Opengate, Inc., dated June 30, 2018.

•                  Fourth Amendment To Lease Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Opengate, Inc., dated September 10, 2018.

Verizon New York  Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mack-Cali Mid-West Realty Associates, L.L.C., Owner, dated July 29, 2014.

11 SKYLINE DRIVE

Cablevision Lightpath, Inc.

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Cablevision Lightpath, Inc., Provider, dated April 24, 2003.

•                  Email Re: Lightpath renewal, dated April 1, 2008.

•                  Email Re: Lightpath renewal, dated March 8, 2013.

•                  First Amendment To Telecom License Agreement between Mid-Westchester Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

Fibertech Networks, LLC

License Agreement between Mid-Westchester Realty Associates L.L.C., Licensor, and Fibertech Networks, LLC, Licensee, dated August 20, 2009.

Level 3 Communications, LLC

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Level 3 Communications, LLC, Provider, dated October 7, 2015.

Lightower Fiber Networks I, LLC

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Light Tower Fiber Long Island LLC, Provider, dated December 6, 2013.

•                  Certificate of Merger of Light Tower Fiber, LLC and Light Tower Fiber Long Island, LLC Tenant dated September 17, 2014.

•                  Email detailing name change and merger of Light Tower Fiber, LLC and Light Tower Fiber Long Island, LLC Tenant dated October 3, 2014.

•                  Renewal Email from Chris Fischer (Crown Castle Fiber) to Nicholas Mitarotonda (Mack-Cali Realty Corporation) dated November 14, 2018.

TierPoint New York, LLC

Standard Form of Loft Lease between Robert Martin-Eastview North Company, L.P., Owner, and Cube Computer Corporation, Tenant, dated May 31, 1994.

•                  First Amendment between Robert Martin-Eastview North Company, L.P., Owner, and Cube Computer Corporation, Tenant, dated July 17, 1995.

•                  Guaranty of Lease between Cube Computer Corporation, Tenant, Robert Martin-Eastview North Company, L.P., Owner, and Lee Weinstein, Guarantor, dated July 21, 1995.

•                  C&E Letter between Robert Martin Company, Owner and Cube Computer Corporation, Tenant dated October 13, 1995.

•                  Second Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Cube Computer Corporation d/b/a Cube Technologies, Inc., Tenant, dated November 30, 1999.

•                  C&E Letter between Mid-Westchester Realty Associates L.L.C., Owner and Xand Corp. (formerly known as Cube Computer Corporation), Tenant, dated January 22, 2001.

•                  C&E Letter between Mid-Westchester Realty Associates, L.L.C., Owner and Xand Corporation (formerly known as Cube Computer Corp.), Tenant, dated May 8, 2001.

•                  C&E Letter between Mid-Westchester Realty Associates L.L.C., Owner and Xand Corporation (formerly known as Cube Computer Corporation), Tenant, dated October 11, 2001.

•                  Third Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation (formerly known as Cube Computer Corporation d/b/a Cube Technologies, Inc.), Tenant, dated, August 29, 2002.

•                  Fourth Amendment between, Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation (formerly known as Cube Computer Corporation d/b/a Cube Technologies, Inc.), Tenant, dated August 29, 2002

•                  Fifth Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation (formerly known as Cube Computer Corporation d/b/a Cube Technologies, Inc.), Tenant, dated November 14, 2007.

•                  Landlord’s Consent and Waiver between Mid-Westchester Realty Associates LLC, Landlord, Xand Corporation, Tenant, and General Electric Capital Corporation, dated November 30, 2010.

•                  Sixth Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation, Tenant, dated September 21, 2011.

•                  Assignment and Assumption of Lease Agreement between Xand Corporation, Assignor, and Xand Operations, LLC, Assignee, dated September 30, 2011.

•                  Landlord’s Waiver, Consent and Agreement between Mid-Westchester Realty Associates L.L.C., Landlord, Toronto Dominion (Texas) LLC, Administrative Agent, and Xand Operations, LLC, Tenant, dated March 23, 2012.

•                  Memorandum of Lease by and between Mid-Westchester Realty Associates L.L.C. and Xand Operations, LLC, dated March 23, 2012.

•                  Seventh Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Operations, LLC, Tenant, dated April 16, 2013.

•                  Eighth Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Operations, LLC, Tenant, dated May 29, 2013.

•                  Ninth Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Operations, LLC, Tenant, dated June 27, 2013.

•                  Certificate of Amendment to Certificate of Formation of Xand Operations, LLC to TierPoint NY, LLC, dated December 2, 2014.

•                  Certificate of Amendment to Certificate of Formation of Xand Operations, LLC to TierPoint NY, LLC, dated April 6, 2015.

•                  Certificate of Amendment to Application of Authority of Xand Operations, LLC to TierPoint NY, LLC, dated April 6, 2015.

•                  Email re: Amendment to DE Certificate of Formation, Xand Operations, LLC to TierPoint New York, LLC, dated September 17, 2015.

•                  Change of Address Notice for TierPoint New York, LLC, Tenant, dated July 6, 2016.

Verizon New York,  Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mid-Westchester Realty Associates, L.L.C.,Owner, dated July 29, 2014.

12 SKYLINE DRIVE

All Tech Electronics, Inc.

Standard Form of Loft Lease between 12 Skyline Associates L.L.C., Owner, and, All Tech Electronics, Inc., Tenant, dated April 20, 2015.

•                  First Amendment to Lease Commencement Date Agreement between 12 Skyline Associates L.L.C., Owner, and, All Tech Electronics, Inc., Tenant, dated September 9, 2015.

Big Apple Collectibles Corp.

Standard Form of License Agreement between 12 Skyline Associates L.L.C., Licensor, and, Big Apple Collectibles Corp., Licensee, dated September 28, 2018.

•                  Commencement Date Agreement between 12 Skyline Associates, L.L.C., Owner, and Big Apple Collectibles Corp., Tenant, dated February 14, 2019.

SmartPros, Ltd.

Standard Form of Loft Lease between Mack-Cali Realty, L.P., Owner, and Creative Visual Enterprises, Ltd., Tenant, dated July 9, 1999.

•                  C&E Letter between Mack-Cali Realty, L.P., Owner and, Creative Visual Enterprises, Ltd, Tenant, dated February 17, 2000.

•                  Right of First Offer letter between Mack-Cali Realty, LP, Owner and Creative Visual Enterprises, Ltd,. Tenant, dated April 22, 2004.

•                  First Amendment between 12 Skyline Associates L.L.C., Owner, and SmartPros Ltd., Tenant, dated December 11, 2008.

•                  Consent to Merger/Change of Control between 12 Skyline Associates L.L.C., Owner and SmartPros Ltd., Tenant dated November 10, 2015.

Trane U.S. Inc.

Standard Form of Loft Lease between 12 Skyline Associates L.L.C., Owner, and Trane U.S. Inc., Tenant, dated February 15, 2013.

•                  Commencement Date Agreement between 12 Skyline Associates L.L.C., Owner, and, Trane U.S. Inc., Tenant, dated May 22, 2013.

•                  First Amendment to Lease between 12 Skyline Associates L.L.C., Owner, and Trane U.S. Inc., Tenant, dated June 29, 2018.

Verizon New York  Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and 12 Skyline Associates L.L.C., Owner, dated February 24, 2003.

Telecommunications Facilities License Agreement between Verizon New York Inc., and 12 Skyline Associates, L.L.C., Owner, dated July 29, 2014.

15 SKYLINE DRIVE

Cablevision Lightpath, Inc.

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Cablevision Lightpath - NJ, Inc. , Provider, dated August 22, 2007.

•                  Email Re: Cablevision Lightpath-NJ renewal dated June 29, 2012.

•                  First Amendment To Telecom License Agreement between Mid-Westchester Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and, Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

The City of New York - Department of Citywide Administrative Services

Agreement of Lease between Mid-Westchester Realty Associates L.L.C., Landlord and The City of New York, Tenant, dated June 12, 2014.

•                  SNDA Agreement between The County of Westchester, Prime Landlord, Mid-Westchester Realty Associates, L.L.C., Sublessor and The City of New York, Subtenant, dated June 12, 2014.

•                  C&E Letter between Mack-Cali Realty Corporation, Owner and NYC Citywide Administrative Services, Tenant, dated August 17, 2015.

Schmersal, Inc.

Standard Form of Loft Lease between Mid-Westchester Realty Associates L.L.C., Owner, and Schmersal, Inc., Tenant, dated December 1, 2015.

•                  First Amendment to Lease / Commencement Date Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Schmersal, Inc., Tenant, dated January 30, 2018.

•                  Second Amendment to Lease between Mid-Westchester Realty Associates L.L.C., Owner, and Schmersal, Inc., Tenant, dated April 6, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Verizon New York Inc., and Mid-Westchester Realty Associates L.L.C., Owner, (undated).

17 SKYLINE DRIVE

Lightower Fiber Networks I, LLC

Telecom License Agreement between Mid-Westchester Realty Associates L.L.C., Owner, and Light Tower Fiber Long Island LLC, Provider, dated September 19, 2012.

•                  Certificate of Merger of Light Tower Fiber LLC and Light Tower Fiber Long Island, LLC Tenant dated September 18, 2014.

•                  Email detailing name change and merger of Light Tower Fiber, LLC and Light Tower Fiber Long Island, LLC Tenant dated October 3, 2014.

•                  Email Re: Lightpath Renewal, dated August 22, 2017.

TierPoint New York, LLC

Standard Form of Office Lease between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation, Tenant, dated November 14, 2007.

•                  First Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation, Tenant, dated February 26, 2009.

•                  Second Amendment between Mid-Westchester Realty Associates L.L.C., Owner, and Xand Corporation, Tenant dated September 21, 2011.

•                  Assignment and Assumption of Lease Agreement between Xand Corporation, Assignor, and Xand Operations, LLC, Assignee, dated September 30, 2011.

•                  Third Amendment between, Mid-Westchester Realty Associates L.L.C., Owner, and Xand Operations, LLC, Tenant, dated June 27, 2013.

•                  Commencement Date Agreement between Mid-Westchester Realty Associates L.L.C., Owner and Xand Operations, LLC, Tenant, dated March 1, 2014.

•                  Landlord’s Waiver, Consent and Agreement between Mid-Westchester Realty Associates L.L.C., Landlord, Toronto Dominion (Texas) LLC , Administrative Agent, and Xand Operations, LLC, Tenant, dated March 23, 2012.

•                  Email re: Amendment to DE Certificate of Formation, Xand Operations, LLC to TierPoint New York, LLC, dated September 17, 2015.

•                  Certificate of Amendment to Certificate of Formation of Xand Operations, LLC to TierPoint New York, LLC, dated December 2, 2014.

200 SAW MILL RIVER ROAD

Cablevision Lightpath, Inc.

Telecom License Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and CSC Holdings, Inc., Provider, dated July 31, 2001.

•                  First Amendment to Telecom License Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and, CSC Holdings, Inc. and Cablevision Lightpath, Inc., collectively referred to as Provider, dated October 15, 2002.

•                  Renewal Letter between Mack-Cali Mid-West Realty, Owner, and, Optimum Lightpath, dated December 20, 2006.

•                  Email Re: Lightpath renewal, dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali Mid West Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and, Cablevision Lightpath, Inc., Provider, dated February 6, 2015.

Hudson Valley Automotive Parts, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Hudson Valley Automotive Parts, Inc., dated April 15, 1991.

•                  First Amendment between Robert Martin Company, Owner, and Hudson Valley Automotive Parts, Inc., dated March 29, 1996.

•                  Lease Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Hudson Valley Automotive Parts, Inc., Tenant, dated March 31, 2005.

•                  First Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Hudson Valley Automotive Parts, Inc., Tenant, dated November 25, 2008.

•                  Second Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Hudson Valley Automotive Parts, Inc., Tenant dated March 13, 2013.

•                  Third Amendment between, Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Hudson Valley Automotive Parts, Inc., Tenant, dated December 12, 2017.

KB Beverage, LLC

Standard Form of Loft Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and KB Beverage, LLC, Tenant, dated October 14, 2016.

•                  Guaranty of Lease between KB Beverage, LLC, Tenant, Mack-Cali Mid-West Realty Associates L.L.C., Owner, and North Bergen Beverage Limited Liability Company, Guarantor dated October 14, 2016.

•                  First Amendment To Lease between, Mack-Cali Mid-West Realty Associates L.L.C., Owner, and KB Beverage, LLC, Tenant, dated July 10, 2017.

•                  Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and, KB Beverage, LLC, Tenant, dated March 5, 2018.

Main Wholesale Florist, NY, LLC

Standard Form of Loft Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Main Wholesale Florist NY, LLC, Tenant, dated March 27, 2018

•                  Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and, Main Wholesale Florist, NY, LLC, Tenant, dated May 1, 2018.

Northeast Battery & Alternator, LLC

Standard Form of Loft Lease Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Northeast Battery and Alternator, Inc., Tenant, dated June 26, 2002.

•                  Landlord’s Waiver between Mack-Cali Mid-West Realty Associates L.L.C., Landlord, Chittenden Trust Company d/b/a Chittenden Bank and Northeast Battery and Alternator, Inc., Tenant, dated February 22, 2005.

•                  First Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and, Northeast Battery & Alternator, Inc., Tenant, dated March 29, 2010.

•                  Consent to Transfer/Deemed Assignment of Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Northeast Battery & Alternator, Inc., Tenant dated February 27, 2015.

•                  Second Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Northeast Battery & Alternator, LLC., Tenant dated April 15, 2015.

Pridecare, Inc.

Standard Form of Loft Lease Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Pridecare, Inc., Tenant, dated December 14, 2012.

•                  Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Pridecare, Inc., Tenant dated July 18, 2013.

•                  First Amendment to Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Pridecare, Inc., Tenant, dated March 16, 2016.

•                  Assignment of Lease between Pridecare, Inc., Assignor, and Superior Biologics NY, Inc., Assignee, dated September 28, 2018.

Princetel, Inc.

Standard Form of Loft Lease Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Princetel, Inc., Tenant, dated May 19, 2016.

•                  First Amendment to Lease Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Princetel, Inc., Tenant, dated May 19, 2016.

Superior Biologics NY, Inc.

Standard Form of Loft Lease Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Superior Biologics NY, Inc., Tenant, dated May 7, 2012.

•                  C&E Letter between Mack-Cali Mid-West Realty Associates L.L.C., Owner and Superior Biologics NY, Inc., Tenant dated June 6, 2012.

•                  Landlord’s Subordination between Mack-Cali Mid-West Realty Associates L.L.C., Landlord, Doral Healthcare Finance, a Division of Doral Money, Inc., Secured Party and Superior Biologics NY, Inc., Borrower, dated August 14, 2012.

•                  First Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Superior Biologics NY, Inc., Tenant, dated December 7, 2012.

•                  Commencement Date Agreement between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and, Superior Biologics NY, Inc., Tenant, dated April 22, 2013.

•                  Second Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Superior Biologics NY, Inc., Tenant, dated March 16, 2016.

•                  Landlord’s Subordination between Mack-Cali Mid-West Realty Associates L.L.C., Landlord, CIT Bank, N.A., Secured Party and Superior Biologics NY, Inc., Borrower, dated March 14, 2016.

•                  Assignment of Lease between Pridecare, Inc., Assignor, and Superior Biologics NY, Inc., Assignee, dated September 28, 2018.

•                  Third Amendment to Lease between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Superior Biologics NY, Inc., Tenant, dated January 16, 2019.

Viro Dynamics Corporation

Standard Form of Loft Lease between RM Mid-West Realty Associates, Owner, and Viro Dynamics Corporation, Tenant, dated August 18, 1998.

•                  C&E Letter between RM Mid-West Realty Associates, Owner, and Viro Dynamics Corp., Tenant, dated October 28, 1998.

•                  First Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Viro Dynamics Corporation, Tenant, dated March 31, 2003.

•                  Second Amendment between Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Viro Dynamics Corporation, Tenant dated May 19, 2008.

•                  Third Amendment between, Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Viro Dynamics Corporation, Tenant, dated March 26, 2013.

•                  Fourth Amendment between, Mack-Cali Mid-West Realty Associates L.L.C., Owner, and Viro Dynamics Corporation, Tenant, dated July 3, 2018.

1 EXECUTIVE BOULEVARD

AVR Realty Co.

Standard Form of Office Lease between Robert Martin Company, Owner, and AVR Realty Company, Tenant, dated July 31, 1991.

•                  C&E Letter between Robert Martin Company, Owner, and AVR Realty Company, Tenant, dated March 4, 1992.

•                  First Amendment (to Lease Agreement) between Robert Martin Company, Owner, and AVR Realty Company, Tenant, dated April 22, 1993.

•                  Second Amendment (to Lease Agreement) between Robert Martin Company, Owner, and AVR Realty Company, Tenant, dated June 30, 1994.

•                  Third Amendment (to Lease Agreement) between Robert Martin Company, Owner, and AVR Realty Company, Tenant, dated July 12, 1995.

•                  Standard Form of License Agreement between Robert Martin Company, Licensor, and AVR Realty Company, Licensee, dated July 12, 1995.

•                  First Amendment (to License Agreement) between RM So. West Realty Associates, Licensor, and AVR Realty Company, Licensee, dated July 16, 1997.

•                  Fourth Amendment (to Lease Agreement) between RM So. West Realty Associates, Owner, and AVR Realty Company, Tenant, dated July 16, 1997.

•                  Fifth Amendment (to Lease Agreement) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, Tenant, dated March 27, 2000.

•                  Second Amendment (to License Agreement) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, Tenant, dated March 27, 2000.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, Tenant, dated September 7, 2000.

•                  Third Amendment (to License Agreement) between Mack-Cali So. West Realty Associates L.L.C., Licensor, and AVR Realty Company, Licensee, dated December 22, 2004.

•                  Sixth Amendment (to Lease) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, Tenant, dated December 22, 2004.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, Tenant, dated April 25, 2005.

•                  Fourth Amendment (to License Agreement) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, LLC (formerly known as AVR Realty Company) Tenant dated February 25, 2010.

•                  Seventh Amendment (to Lease) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, LLC (formerly known as AVR Realty Company), Tenant, dated February 25, 2010.

•                  Eighth Amendment (to Lease) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, LLC (formerly known as AVR Realty Company), Tenant, dated April 2, 2015.

•                  Fifth Amendment (to License Agreement) between Mack-Cali So. West Realty Associates L.L.C., Owner, and AVR Realty Company, LLC (formerly known as AVR Realty Company),  Tenant, dated April 2, 2015.

The Bronx-Lebanon Hospital Center

Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Bronx- Lebanon Hospital Center, Tenant, dated September 26, 2007.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, and The Bronx-Lebanon Hospital Center, Tenant, dated October 5, 2007.

•                  License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and The Bronx- Lebanon Hospital Center, Licensee, dated June 22, 2010.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Bronx- Lebanon Hospital Center, Tenant, dated June 21, 2011.

•                  Second Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Bronx- Lebanon Hospital Center, Tenant, dated December 3, 2012.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Bronx- Lebanon Hospital Center, Tenant, dated June 1, 2013.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Licensor, and The Bronx- Lebanon Hospital Center, Licensee, dated November 7, 2017.

Cablevision Lightpath Inc. - fka - Systems of Westchester

Telecom License Agreement between Mack-Cali South West Realty Associates L.L.C., Owner, and Cablevision Systems Westchester, Corp. Provider dated July 31, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, Cablevision Systems Westchester Corporation and Cablevision Lightpath, Inc., collectively the Provider, dated October 15, 2002.

•                  Renewal Letter between South Westchester Realty Associates L.L.C. and Optimum Lightpath dated December 15, 2006.

•                  Renewal Email from Optimum Lightpath to Mack-Cali Realty Corporation, dated September 20, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali South West Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

Capriquarious Enterprises Inc.

License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc. d//b/a Take Away Café, Licensee, dated April 7, 2006.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc. d//b/a Take Away Café, Licensee, dated April 29, 2011.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Capriquarious Enterprises, Inc. d//b/a Take Away Café, Licensee, dated February 16, 2012.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee, dated January 17, 2013.

•                  Fourth Amendment between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee, dated January 31, 2014.

•                  Fifth Amendment between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee, dated December 20, 2017.

•                  Memorandum between Mack-Cali So. West Realty Associates, L.L.C., Licensor, and Capriquarious Enterprises Inc., Licensee, dated December 28, 2017.

JSK Construction Corp.

Standard Form of Office Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated August 19, 2004.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated March 27, 2009.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated February 12, 2010.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated March 11, 2011.

•                  Fourth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated August 7, 2013.

•                  Fifth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated September 3, 2014.

•                  Standard Form of License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and JSK Construction Corp., Licensee, dated September 3, 2014.

•                  Sixth Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and JSK Construction Corp., Tenant, dated May 1, 2018.

•                  First Amendment to License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and JSK Construction Corp., Licensee, dated May 1, 2018.

Judlau Contracting, Inc. and TC Electric, LLC d/b/a Judlau TC Joint Venture

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Judlau Contracting, Inc. and TC Electric, LLC d/b/a Judlau TC Joint Venture, Tenant, dated June 21, 2018.

Montefiore Medical Center

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C, Landlord, and Montefiore Medical Center, Tenant, dated July 17, 2017.

Montefiore Medical Center - Conduit

License Agreement between Mack-Cali So. West Realty Associates L.L.C., So. Westchester Realty Associates L.L.C., and 3 Odell Realty L.L.C., collectively the Owner, and Montefiore Medical Center, Tenant, dated May 22, 2012.

•                  First Amendment to License between Mack-Cali So. West Realty Associates L.L.C., So. Westchester Realty Associates L.L.C., and 3 Odell Realty L.L.C., collectively the Owner, and Montefiore Medical Center, Tenant, dated January 9, 2014.

•                  Easement Agreement between Robert Martin Company, LLC, Grantor, and Mack-Cali So. West Realty Associates L.L.C., So. Westchester Realty Associates L.L.C. and 3 Odell Realty L.L.C. and South-West Maintenance Corp., collectively, Grantee, dated December 2003

OneMain Financial, Inc.

Lease between Mack-Cali So. West Realty Associates L.L.C., Lessor and OneMain Financial, Inc., Lessee dated February 25, 2014.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Lessor and OneMain Financial, Inc., Lessee dated April 9, 2014.

•                  Assignment and Assumption Agreement between OneMain Financial, Inc., Tenant, and OneMain Financial Group, LLC, Assignee dated September 2, 2015.

•                  Notice of Change of Control Letter between Independence Holdings, LLC and OneMain Financial Holdings, LLC dated November 20, 2015.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Lessor and OneMain Financial Group, LLC, Lessee dated February 1, 2018.

Pauline M Galvin, Kevin D. McLoone, Stephen V. Rubeo

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Pauline M. Galvin, Kevin D. McLoone, Stephen V. Rubeo, Tenant, dated June 10, 2009.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Pauline M. Galvin, Kevin D. McLoone, and Stephen V. Rubeo, Tenant, dated July 31, 2009.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Pauline M. Galvin, Kevin D. McLoone, and Stephen V. Rubeo, Tenant, dated December 30, 2013.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Pauline M. Galvin, Kevin D. McLoone, and Stephen V. Rubeo, Tenant, dated July 14, 2014.

PHC Services, LTD.

Standard Form of License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated July 25, 2011.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated October 26, 2011.

Premier Home Health Services, Inc. - fka - PHC Services, LTD.

Standard Form of Office Lease between RM So. West Realty Associates, Owner, and PHC Services, LTD., Tenant, dated December 14, 1998.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and PHC Services, LTD., Tenant, dated August 12, 2003.

•                  Standard Form of License Agreement between Mack-Cali So. West Realty Associates LLC, Licensor, and PHC Services, LTD., Licensee, dated May 1, 2004.

•                  First Amendment to License Agreement dated May 1, 2004 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated January 20, 2005.

•                  Standard Form of License Agreement between Mack-Cali So. West Realty Associates LLC, Licensor, and PHC Services, LTD., Licensee, dated May 1, 2005.

•                  First Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated January 9, 2006.

•                  Second Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated November 2, 2006.

•                  Second Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and PHC Services, LTD, Tenant, dated December 19, 2006.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, and PHC Services, LTD, Tenant, dated June 22, 2007.

•                  Third Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated September 24, 2007.

•                  Fourth Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated November 6, 2008.

•                  Fifth Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated January 20, 2010.

•                  Sixth Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated October 26, 2011.

•                  Third Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and PHC Services, LTD., Tenant, dated December 3, 2012.

•                  Seventh Amendment to License Agreement dated May 1, 2005 between Mack-Cali So. West Realty Associates L.L.C., Licensor, and PHC Services, LTD., Licensee, dated December 27, 2012.

•                  Fourth Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Premier Home Health Care Services, Inc., Tenant, dated April 5, 2016.

Progressive Casualty Insurance Company (12,520 sf)

Standard Form of Office Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated June 30, 2003.

•                  Commencement Date Letter between Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, and Progressive Casualty Insurance Company, Tenant, dated October 28, 2003.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated January 19, 2006.

•                  C&E Letter between Progressive Casualty Insurance Company, Tenant, and Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, dated October 18, 2006.

•                  Option to Terminate Letter between Mack-Cali So. West Realty Associates, L.L.C., Owner and Progressive Casualty Insurance Company, Tenant dated February 27, 2009.

•                  Option to Terminate Letter between Mack-Cali So. West Realty Associates, L.L.C., Owner and Progressive Casualty Insurance Company, Tenant dated March 24, 2009.

•                  Option to Terminate Letter between Mack-Cali So. West Realty Associates, L.L.C., Owner and Progressive Casualty Insurance Company, Tenant dated April 28, 2009.

•                  Second Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated June 15, 2009.

•                  Third Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated June 27, 2014.

•                  Right of First Offer Letter between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated March 30, 2016.

Progressive Casualty Insurance Company (6,512 sf)

Standard Form of Office Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated June 30, 2003.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated January 20, 2006.

•                  Option to Terminate Letter between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated March 24, 2009.

•                  Option to Terminate Letter between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated April 28, 2009.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated June 15, 2009.

•                  Third Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated June 27, 2014.

•                  Fourth Amendment to Lease / Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Progressive Casualty Insurance Company, Tenant, dated November 24, 2014

Razor Rank, LLC

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Razor Rank, LLC, Tenant, dated June 26, 2017.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Razor Rank, LLC, Tenant, dated October 27, 2017.

Robert Martin Company, LLC

License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Robert Martin Company, LLC, Licensee, dated August 20, 2005.

S.P. Cooper & Company, LLP

Standard Form of Office Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and S.P. Cooper & Company, LLP, Tenant, dated August 16, 2000.

•                  Commencement Date Letter between Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, and S.P. Cooper & Company, LLP, Tenant, dated October 3, 2000.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and S.P. Cooper & Company, LLP, Tenant, dated May 15, 2007.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and S.P. Cooper & Company, LLP, Tenant, dated March 5, 2012.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and S.P. Cooper & Company, LLP, Tenant, dated May 18, 2015.

•                  Fourth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and S.P. Cooper & Company, LLP, Tenant, dated November 7, 2016.

Sterling National Bank - fka - City and Suburban Savings Bank

Standard Form of Office Lease between RM So. West Realty Associates, Owner, and City & Suburban Federal Savings Bank, Tenant, dated April 10, 1998.

•                  Commencement Date Letter between RM So. West Realty Associates, Owner, and City & Suburban Federal Savings Bank, Tenant, dated June 30, 1998.

•                  First Amendment between Mack-Cali So. West Realty Associates, L.L.C., Owner, and City & Suburban Federal Savings Bank, Tenant, dated November 8, 2002.

•                  Assignment of Lease between City & Suburban Federal Savings Bank, Assignor, and Sterling National Bank, Assignee, dated February 13, 2004.

•                  Lease Extension Letter from Sterling National Bank, Tenant, to Mack-Cali So. West Realty Associates LLC, Owner, dated June 28, 2007.

•                  Second Amendment between Mack-Cali So. West Realty Associates, L.L.C., Owner, and Sterling National Bank, Tenant, dated September 21, 2007.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Sterling National Bank, Tenant, dated July 10, 2012.

•                  Fourth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Sterling National Bank, Tenant, dated June 30, 2018.

•                  Fifth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Sterling National Bank, Tenant, dated November 9, 2018.

The Trustees of Columbia University in the City of New York

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Trustees of Columbia University in the City of New York, Tenant, dated November 21, 2008.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates, L.L.C., Landlord, and The Trustees of Columbia University in the City of New York, Tenant, dated June 9, 2009.

•                  Additional Space Letter between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Trustees of Columbia University in the City of New York, Tenant, dated June 8, 2010.

•                  Renewal Option Exercise Letter between Mack-Cali So. West Realty Associates L.L.C., Landlord, and The Trustees of Columbia University in the City of New York, Tenant, dated January 29, 2019.

United Parcel Service, Inc.

United Parcel Service Drop Box Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and United Parcel Services, Inc., UPS dated July 18, 2012.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Verizon New York Inc. dated July 29, 2008.

•                  Grant of Easement between Mack-Cali So. West Realty Associates L.L.C., Grantor, to Verizon New York Inc., Grantee, dated January 4, 2016.

Westchester Jewish Community Services, Inc.

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Westchester Jewish Community Services, Inc., Tenant, dated October 13, 2015.

•                  First Amendment To Lease Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Westchester Jewish Community Services, Inc., Tenant, dated November 12, 2015.

•                  Second Amendment To Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Westchester Jewish Community Services, Inc., Tenant, dated September 11, 2017.

Yonkers Teachers Federal Credit Union

Short Form Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Yonkers Teachers Federal Credit Union, Tenant, dated May 2, 2012.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Yonkers Teachers Federal Credit Union, Tenant, dated July 30, 2012.

•                  First Amendment To Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Yonkers Teachers Federal Credit Union, Tenant, dated October 23, 2012.

•                  Second Amendment To Lease between Mack-Cali So. West Realty Associates L.L.C., Landlord, and Yonkers Teachers Federal Credit Union, Tenant, dated October 26, 2015.

1 ODELL PLAZA

1020 Broadway, LLC

Access License Agreement between SO Westchester Realty Associates L.L.C., Licensor, and 1020 Broadway, LLC, Licensee, dated October 3, 2003

Applied Behavior Analysis Corp. d/b/a Fred S. Keller School

Standard Form of Loft Lease between Robert Martin Company, Owner, and Applied Behavior Analysis Corporation, a/k/a Fred S. Keller School, Tenant, dated July 30, 1993.

•                  C&E Letter between Robert Martin Company, Owner, and Applied Behavior Analysis Corp. d/b/a Fred S. Keller School, Tenant, dated September 29, 1993.

•                  First Amendment between So. Westchester Realty Associates L.P., Owner, and Applied Behavior Analysis Corporation a/k/a Fred S. Keller School, Tenant, dated September 15, 1998.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation a/k/a Fred S. Keller School, Tenant, dated June 13, 2002.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation d/b/a Fred S. Keller School, Tenant, dated May 21, 2003.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation d/b/a Fred S. Keller School, Tenant, dated February 18, 2005.

•                  Fifth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation d/b/a Fred S. Keller School, Tenant, dated February 3, 2006.

•                  Sixth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation d/b/a Fred S. Keller School, Tenant, dated June 15, 2006.

•                  Seventh Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation d/b/a Fred S. Keller School, Tenant, dated March 31, 2009.

•                  Eighth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corp. d/b/a Fred S. Keller School, Tenant, dated June 11, 2012.

•                  Landlord’s Subordination between So. Westchester Realty Associates L.L.C., Landlord, Applied Behavior Analysis Corp (d/b/a Fred S. Keller School), Borrower, and CMS Bank, Secured Party dated December 13, 2012.

•                  Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corporation (d/b/a Fred S. Keller School), Tenant, dated October 11, 2013.

•                  Ninth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Applied Behavior Analysis Corp. d/b/a Fred S. Keller School, Tenant, dated September 20, 2017.

Cablevision Lightpath, Inc.

Telecom License Agreement between South Westchester Realty Associates L.L.C., Owner, and Cablevision Systems Westchester, Corp., Provider, dated July 31, 2001.

•                  Amendment To Telecom License Agreement between So. Westchester Realty Associates L.L.C., Owner, Cablevision Systems Westchester Corporation, and Cablevision Lightpath, Inc. (collectively referred to as Provider), dated October 15, 2002.

•                  Renewal Letter between South Westchester Realty Associates L.L.C., Owner, and Optimum Lightpath, dated December 15, 2006.

•                  Renewal Email between Mack-Cali Realty, L.P. and Optimum Lightpath, dated August 18, 2011.

•                  Second Amendment To Telecom License Agreement between South Westchester Realty Associates LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc. (collectively referred to as Provider), dated February 6, 2015.

Chiara, LLC

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Chiara LLC, Tenant, dated February 24, 2010.

•                  Landlord’s Subordination Agreement between So. Westchester Realty Associates L.L.C., Landlord, Chiara LLC, Borrower, and Macrolease Corporation, Secured Party, dated May 25, 2010.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and Chiara LLC, Tenant, dated August 24, 2010.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, Chiara LLC, Tenant, and Anthony Tarricone, Guarantor, dated May 2, 2012.

•                  Second Limited Guaranty of Lease between So. Westchester Realty Associates L.L.C., Owner, Chiara, LLC, Tenant, and Anthony Tarricone, Guarantor, dated May 2, 2012.

Crestwood Technology Group Corp.

Standard Form of Loft Lease between So. West Realty Associates L.L.C., Owner, and Crestwood Technology Group Corp., Tenant, dated April 20, 2005.

•                  C&E Letter between So. West Realty Associates L.L.C., Owner, and Crestwood Technology Group, Tenant, dated December 20, 2005.

•                  First Amendment between So. West Realty Associates L.L.C., Owner, and Crestwood Technology Group Corp., Tenant, dated July 31, 2009.

•                  Second Amendment between So. Westchester Realty Associates L.L.C. (previously incorrectly referred to as So. West Realty Associates L.L.C.), Owner, and Crestwood Technology Group Corp., Tenant, dated March 30, 2011.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Crestwood Technology Group Corp., Tenant, dated June 28, 2012.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Crestwood Technology Group Corp., Tenant, dated May 13, 2015.

•                  Fifth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Crestwood Technology Group Corp., Tenant, dated July 7, 2015.

•                  Landlord’s Subordination by and between Crestwood Technology Group Corp., Borrower, Wells Fargo Bank, National Association, Secured Party, and So. Westchester Realty Associates L.L.C., Landlord, dated February 11, 2019.

Ecker Window Corp.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Ecker Window Corp., Tenant, dated April 5, 1999.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Ecker Window Corp., Tenant, dated June 30, 2005.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Ecker Window Corp., Tenant, dated February 23, 2012.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Ecker Window Corp., Tenant, dated December 12, 2017.

Otis Elevator Company

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Otis Elevator Company, Tenant, dated July 6, 2009.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and Otis Elevator Company, Tenant, dated August 27, 2009.

Scent2Market Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Scent2Market Inc., Tenant, dated December 19, 2013.

•                  Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and,  Scent2Market Inc., Tenant, dated June 24, 2014.

Scott E. Newman, M.D., P.C.

Standard Form of Loft Lease between So. Westchester Realty Associates, L.L.C., Owner, and Scott E. Newman, M.D., P.C., Tenant, dated November 2, 2001.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Scott E. Newman, M.D., P.C., Tenant, dated November 30, 2001.

•                  Guaranty of Lease between Scott E. Newman, M.D., P.C., Tenant, Scott E. Newman, Guarantor, and So. Westchester Realty Associates L.L.C., Owner, and, dated December 4, 2001.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Scott E. Newman, M.D., P.C., Tenant, dated January 18, 2012.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Scott E. Newman, M.D., P.C., Tenant, dated October 4, 2017.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Scott E. Newman, M.D., P.C., Tenant, dated August 22, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Verizon New York Inc., dated July 29, 2008.

Westchester Jewish Community Services, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Westchester Jewish Community Services, Inc., Tenant, dated August 2, 2007

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and Westchester Jewish Community Services, Inc., Tenant, dated October 5, 2007.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Westchester Jewish Community Services, Inc., Tenant, dated June 4, 2012.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Westchester Jewish Community Services, Inc., Tenant, dated September 11, 2017.

Wireless Innovations North America, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Wireless Innovations of N.A., Inc., Tenant, dated March 31, 2003.

•                  First Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and Wireless Innovations North America, Inc. (formerly incorrectly referred to as Wireless Innovations of N.A., Inc.), Tenant, dated March 14, 2007.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, (incorrectly referred to as Mack-Cali CW Realty Associates L.L.C. in the First Amendment), and Wireless Innovations North America, Inc., Tenant, dated March 10, 2008.

•                  Third Amendment to Lease between So. Westchester Realty Associates L.L.C., Owner, and Wireless Innovations North America Inc., Tenant, dated September 28, 2012.

•                  Fourth Amendment to Lease between So. Westchester Realty Associates L.L.C., Owner, and Wireless Innovations North America, Inc., Tenant, dated August 4, 2017.

100 CORPORATE BOULEVARD

Cablevision Lightpath, Inc.

Telecom License Agreement between Mack-Cali South West Realty Associates L.L.C., Owner, and Cablevision Systems Westchester Corp., Provider dated July 31, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, Cablevision Systems Westchester Corporation, and Cablevision Lightpath, Inc., (collectively referred to as Provider), dated October 15, 2002.

•                  Renewal Letter between South Westchester Realty Associates L.L.C., Owner, and Optimum Lightpath, dated December 15, 2006.

•                  Renewal Email between Optimum Lightpath and Mack-Cali Realty Corporation dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali South West Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

Freepoint Commodities LLC

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner and Freepoint Commodities LLC, Tenant dated December 6, 2018.

Jac Vandenberg, Inc.

Lease between The Bank of New York and Jac Vandenberg, Inc., Tenant, dated June 18, 1993.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Jac Vandenberg, Inc., Tenant, dated June 21, 1993.

•                  C&E Letter between Robert Martin Company, Owner, and Jac Vandenberg, Inc., Tenant, dated October 30, 1993.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Jac Vandenberg, Inc., Tenant, dated June 1, 2000.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Jac Vandenberg, Inc., Tenant, dated August 29, 2000.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Jac Vandenberg, Inc., Tenant, dated November 29, 2005.

•                  Fourth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Jac Vandenberg, Inc., Tenant, dated March 31, 2011.

•                  Fifth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Jac Vandenberg, Inc., Tenant, dated March 24, 2015.

Level 3 Communications LLC

License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Level 3 Communications, LLC, Provider dated April 29, 2016.

Montefiore Medical Center

Standard Form of License Agreement between Mack-Cali So. West Realty Associates L.L.C., Licensor, and Montefiore Medical Center, Licensee, dated September 26, 2006.

Montefiore Medical Center (Conduit / License Agreement)

License Agreement between Mack-Cali So. West Realty Associates L.L.C. and So. Westchester Realty Associates L.L.C. and 3 Odell Realty L.L.C., Owner, and Montefiore Medical Center., Tenant, dated May 22, 2012.

•                  First Amendment to License between Mack-Cali So. West Realty Associates L.L.C. and So. Westchester Realty Associates L.L.C. and 3 Odell Realty L.L.C., Owner, and Montefiore Medical Center., Tenant, dated January 9, 2014.

•                  Second Amendment to License Agreement between Mack-Cali So. West Realty Associates L.L.C. and So. Westchester Realty Associates L.L.C. and 3 Odell Realty L.L.C., Owner, and Montefiore Medical Center, Tenant, dated July 17, 2017.

Montefiore Medical Center

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated July 17, 2017.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated September 19, 2018.

Sempra Energy Trading Corp.

Standard Form of Loft Lease between RM So. West Realty Associates, Owner, and Sempra Energy Trading Corp., Tenant, dated December 15, 1998.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner, and Sempra Energy Trading Corp., Tenant, dated January 25, 1999.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Sempra Energy Trading Corp., Tenant, dated September 29, 2005.

•                  Consent to Sublet between Mack-Cali So. West Realty Associates L.L.C., Owner, and Sempra Energy Trading, LLC, Tenant, and Freepoint Commodities LLC, Subtenant, dated April 30, 2012.

•                  Sublease Agreement between Sempra Energy Trading LLC (f/k/a Sempra Energy Trading Corp.), Sublandlord, and Freepoint Commodities LLC, Subtenant, dated April 30, 2012.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Verizon New York Inc., dated July 29, 2008.

2 EXECUTIVE PLAZA

CSC Holdings Inc.

Cable Access Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and CSC Holdings Inc., Provider, dated November 12, 2008.

EB Apple, LLC

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and EB Apple, LLC, Tenant, dated June 17, 2010.

•                  Franchise Rider between Mack-Cali So. West Realty Associates L.L.C., Owner, and EB Apple, LLC, Franchisee dated June 17, 2010.

•                  Guaranty of Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, EB Apple, LLC, Tenant, and Zane Tankel and Roy Raeburn, collectively the Guarantor, dated June 11, 2010.

•                  Form of Memorandum of Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and EB Apple, LLC, Tenant, dated June 17, 2010.

•                  Estoppel Certificate to Leasehold Mortgage between Mack-Cali So. West Realty Associates L.L.C., Owner, and EB Apple, LLC, Tenant, dated July 1, 2010.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Verizon New York Inc., dated July 29, 2008.

200 CORPORATE BOULEVARD

Bruno Wessel, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Bruno Wessel, Inc., Tenant, dated March 29, 2017.

Cablevision Lightpath, Inc.

Telecom License Agreement between South Westchester Realty Associates L.L.C., Owner, and Cablevision Systems Westchester, Corp., Provider dated July 31, 2001.

•                  Amendment to Telecom License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Cablevision Systems Westchester Corporation and Cablevision Lightpath, Inc., collectively the Provider, dated October 15, 2002.

•                  Renewal Letter between Optimum Lightpath and South Westchester Realty Associates L.L.C dated December 15, 2006.

•                  Renewal Email between Optimum Lightpath and Mack-Cali Realty Corporation dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between South Westchester Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

KVL Audio Visual Services, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and KVL Audio Visual Services, Inc. dated July 19, 2016.

•                  Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and KVL Audio Visual Services, Inc., Tenant, dated August 9, 2017.

•                  Landlord’s Subordination between KVL Audio Visual Services, Inc., Borrower, ACF Finco I LP, Secured Party and So. Westchester Realty Associates L.L.C., Landlord dated September 18, 2017.

Montefiore Medical Center (Conduit / License Agreement)

License Agreement between Mack-Cali So. West Realty Associates L.L.C., and So. Westchester Realty Associates L.L.C. and 3 Odell Realty L.L.C., collectively Owner, and Montefiore Medical Center, Tenant, dated May 22, 2012.

Montefiore Medical Center

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated July 17, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Verizon New York Inc. dated July 29, 2008.

Werner Krebs, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Werner Krebs, Inc., Tenant, dated March 15, 1996.

•                  Memorandum regarding Use Clause in Lease between Mack-Cali So. Westchester Realty Associates L.L.C., Owner, and Werner Krebs, Inc., Tenant, dated April 10, 1996.

•                  First Amendment between So. Westchester Realty Associates L.P., Owner, and Werner Krebs, Inc., Tenant, dated October 9, 1997.

•                  C&E Letter between RM So. West Realty Associates, Owner, and Werner Krebs, Inc., Tenant, dated March 27, 1998.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Werner Krebs, Inc., Tenant, dated September 20, 2001.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Werner Krebs, Inc., Tenant, dated April 20, 2005.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Werner Krebs, Inc., Tenant, dated December 31, 2009.

•                  Fifth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Werner Krebs Inc., Tenant, dated November 21, 2014.

•                  Sixth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Werner Krebs Inc., Tenant, dated April 12, 2016.

3 EXECUTIVE BOULEVARD

Cablevision Lightpath, Inc.

Telecom License Agreement between South Westchester Realty Associates L.L.C., Owner, and Cablevision Systems Westchester, Corp., Provider dated July 31, 2001.

•                  Amendment to Telecom License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Cablevision Systems Westchester Corporation, and Cablevision Lightpath, Inc., collectively Provider, dated October 15, 2002.

•                  Renewal Letter between Optimum Lightpath and South Westchester Realty Associates L.L.C. dated December 15, 2006.

•                  Renewal Email between Mack-Cali Realty Corporation and Optimum Lightpath dated September 20, 2011.

•                  Second Amendment to Telecom License Agreement between South Westchester Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

Montefiore Medical Center (Conduit / License Agreement)

License Agreement between Mack-Cali So. West Realty Associates L.L.C., and So. Westchester Realty Associates L.L.C. and 3 Odell Realty L.L.C., Owner, and Montefiore Medical Center, Tenant, dated May 22, 2012.

Montefiore Medical Center

Short Form Lease between So. Westchester Realty Associates L.L.C., Landlord, and Montefiore Medical Center, Tenant, dated July 17, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Verizon New York Inc. dated July 29, 2008.

3 ODELL PLAZA

Montefiore Medical Center (Conduit / License Agreement)

License Agreement between Mack-Cali So. West Realty Associates L.L.C., and So. Westchester Realty Associates L.L.C and 3 Odell Realty L.L.C., collectively Owner, and Montefiore Medical Center, Tenant, dated May 22, 2012.

Montefiore Medical Center

Short Form Lease between 3 Odell Realty L.L.C., Landlord, and Montefiore Medical Center, Tenant, dated July 17, 2017.

Verizon New York Inc.

Telecommunications Facilities License Agreement between 3 Odell Realty L.L.C., Owner, and Verizon New York Inc. dated July 29, 2008.

4 EXECUTIVE PLAZA

Advantage Waypoint LLC

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Grant Hanson Associates, Inc., Tenant, dated February 21, 2006.

•                  Assignment of Lease between Grant Hanson Associates, Inc., Assignor, Apex Foodservice Group, LLC, Assignee, and Mack-Cali So. West Realty Associates L.L.C., Owner dated April 1, 2010.

•                  Consent to Assignment of Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, Grant Hanson Associates, Inc., Tenant, and Apex Foodservice Group, LLC, Assignee, dated April 12, 2010.

•                  Assignment and Assumption of Lease and Consent between Advantage Waypoint LLC, Assignee, Apex Foodservice Group, LLC, Assignor, and Mack-Cali So West Realty Associates LLC, Lessor, effective close of business December 12, 2011.

•                  Fourth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Advantage Waypoint LLC (successor-in-interest to Apex Foodservice Group, LLC), Tenant, dated June 14, 2013.

•                  Fifth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Advantage Waypoint LLC (successor-in-interest to Apex Foodservice Group, LLC), Tenant, dated July 29, 2016.

•                  Sixth Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Advantage Waypoint LLC (successor-in-interest to Apex Foodservice Group, LLC), Tenant, dated August 28, 2017.

Cablevision Lightpath, Inc.

Telecom License Agreement between Mack-Cali South West Realty Associates L.L.C., Owner, and Cablevision Systems Westchester, Corp., Provider dated July 31, 2001.

•                  Amendment to Telecom License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Cablevision Systems Westchester Corporation, and Cablevision Lightpath, Inc., collectively the Provider, dated October 15, 2002.

•                  Renewal Email between Optimum Lightpath and Mack-Cali Realty Corporation, dated March 6, 2007.

•                  Renewal Email between Optimum Lightpath and Mack-Cali Realty Corporation dated September 16, 2011.

•                  Second Amendment to Telecom License Agreement between Mack-Cali South West Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

F And M Equipment, LTD.

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Edward Ehrbar, Inc., Tenant, dated July 29, 2005.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, and Edward Ehrbar, Inc., Tenant, dated February 23, 2006.

•                  Right of First Offer Letter between Mack-Cali So. Westchester Realty Associates L.L.C., and Edward Ehrbar, Inc. dated April 12, 2006.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, Edward Ehrbar, Inc., Tenant, dated May 26, 2006.

•                  Landlord’s Subordination between Edward Ehrbar, Inc., Borrower, PNC Bank National Association, Secured Party, and Mack-Cali So. West Realty Associates L.L.C., Landlord, dated June 28, 2012.

•                  Assignment and Assumption of Lease between Edward Ehrbar, Inc., Assignor, and F and M Equipment, LTD., Assignee, and Mack-Cali So. West Realty Associates, LLC, Owner, dated July 31, 2014.

•                  Consent to Assignment of Lease between Mack-Cali So. West Realty Associates, LLC, Owner, Edward Ehrbar, Inc., Tenant, or Assignor, and F&M Equipment, LTD., Assignee dated July 31, 2014.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, F and M Equipment, LTD., Tenant, dated September 30, 2015.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, F and M Equipment, LTD., Tenant, dated September 30, 2018.

Hil-Rom Company, Inc.

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hil-Rom Company, Inc., Tenant, dated July 20, 2006.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hil-Rom Company, Inc., Tenant, dated November 4, 2011.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hil-Rom Company, Inc., Tenant, dated July 11, 2018.

Hi-Tech Cleaning Services, Inc.

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hi-Tech Cleaning Services, Inc., Tenant, dated September 21, 2010.

•                  C&E Letter between Mack-Cali So. West Realty Associates L.L.C., Owner/Landlord, and Hi-Tech Cleaning Services, Inc., Tenant, dated November 3, 2010.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hi-Tech Cleaning Services, Inc., Tenant, dated March 15, 2013.

•                  Second Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hi-Tech Cleaning Services, Inc., Tenant, dated March 31, 2015.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and Hi-Tech Cleaning Services, Inc., Tenant, dated September 26, 2017.

J.G.B. Health Facilities Corporation

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner and J.G.B. Health Facilities Corporation, Tenant, dated April 17, 2008.

•                  First Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and J.G.B. Health Facilities Corporation, Tenant, dated May 27, 2010.

•                  Second Amendment / Surrender and Acceptance Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and J.G.B. Health Facilities Corporation, Tenant, dated June 6, 2017.

•                  Third Amendment between Mack-Cali So. West Realty Associates L.L.C., Owner, and J.G.B. Health Facilities Corporation, Tenant, dated July 14, 2017.

Montefiore Medical Center

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated December 12, 2013.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated February 20, 2014.

•                  Extension Letter between So. Westchester Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated February 22, 2016.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated July 17, 2017.

•                  Right of First Offer Letter between Mack-Cali So. Westchester Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated August 15, 2018.

•                  Second Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated January 18, 2019.

Testing Corp.

Standard Form of Loft Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Testing Corp., Tenant, dated September 23, 2013.

•                  Commencement Date Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Testing Corp., Tenant, dated October 30, 2013.

•                  First Amendment to Lease between Mack-Cali So. West Realty Associates L.L.C., Owner, and Testing Corp., Tenant, dated May 18, 2018.

Verizon New York Inc.

Telecommunications Facilities License Agreement between Mack-Cali So. West Realty Associates L.L.C., Owner, and Verizon New York Inc. dated July 29, 2008.

5 ODELL PLAZA

Heavyocity Media, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Heavyocity Media, Inc., Tenant, dated January 16, 2019

•                  Good Guy Guaranty between Heavyocity Media, Inc., Tenant, So. Westchester Realty Associates L.L.C., Owner, and David Fraser, Neil Goldberg and Ariel Winters, individually and collectively Guarantor, dated January 14, 2019

K&R Home Medical Equipment Co., Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and K&R Home Medical Equipment Co., Inc., Tenant, dated March 31, 2008.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and K&R Home Medical Equipment, Inc., Tenant, dated May 9, 2008.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and K&R Home Medical Equipment Co., Inc., Tenant, dated July 25, 2012.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and K&R Home Medical Equipment Co., Inc., Tenant, dated April 5, 2018.

Liberty RC, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and TRC of New York, Inc., Tenant, dated November 22, 2006.

•                  Consent to Assignment of Lease between So. Westchester Realty Associates L.L.C., Owner, TRC of New York, Inc, Tenant, Liberty RC, Inc., Assignee, and DaVita Inc., Guarantor dated November 22, 2006.

•                  Assignment and Assumption of Lease between TRC of New York, Inc., Assignor, and Liberty RC, Inc., Assignee dated May 1, 2007.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Liberty RC, Inc., Tenant, dated March 7, 2008.

•                  Lessee Notice Approval Letter between So Westchester Realty Associates L.L.C., Lessor, and Liberty RC, Inc., Lessee dated June 30, 2008.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, Liberty RC, Inc., Tenant, dated June 30, 2008.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Liberty RC, Inc., Tenant, dated August 21, 2017.

Player’s Choice Tours, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated July 1, 2003.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated March 6, 2008.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated March 16, 2009.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated February 2, 2010.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated January 28, 2011.

•                  Fifth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated February 21, 2013.

•                  Sixth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated May 27, 2015.

•                  Seventh Amendment between So. Westchester Realty Associates L.L.C., Owner, and Player’s Choice Tours, Inc., Tenant, dated June 22, 2016.

Prime Care Pharmacy Services

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Prime Care Pharmacy Services, Inc., Tenant, dated March 10, 2006.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and Prime Care Pharmacy Services, Inc., Tenant, dated May 24, 2006.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Prime Care Pharmacy Services, Inc., Tenant, dated June 30, 2008.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Prime Care Pharmacy Services, Inc., Tenant, dated November 26, 2013.

Schindler Elevator Corporation

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Schindler Elevator Corporation, Tenant dated May 2, 2018.

•                  Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and Schindler Elevator Corporation, Tenant, dated January 24, 2019.

Verizon New York Inc.

Telecommunications Facilities License Agreement between So. West Realty Associates, L.L.C., Owner, and Verizon New York Inc. dated July 29, 2008.

Vitacyclix, LLC

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Vitacyclix, LLC, Tenant, dated September 23, 2010.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and Vitacyclix, LLC, Tenant, dated January 25, 2011.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Vitacyclix, LLC, Tenant, dated June 23, 2015.

•                  Sublease Agreement between Vitacyclix, LLC, Sublessor, and Montauk Distributors, Inc., Sublessee, dated March 8, 2017.

•                  Consent to Sublet between So. Westchester Realty Associates L.L.C., Owner, Vitacyclix, LLC, Tenant, and Montauk Distributors, Inc., SubTenant, dated March 8, 2017.

•                  Exercised Termination Letter between So. Westchester Realty Associates L.L.C., Owner, and Vitacyclix, LLC, Tenant, dated April 9, 2018

6 EXECUTIVE PLAZA

Audio Design Associates, Inc. dba ADA-USA LLC

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Audio Design Associates, Inc., dba ADA-USA LLC, Tenant, dated May 4, 2016.

Cablevision Lightpath, Inc. Telecom License Agreement between South Westchester Realty Associates L.L.C., Owner, and Cablevision Systems Westchester, Corp. Provider, dated July 31, 2001.

•                  Amendment to Telecom License Agreement between So. Westchester Realty Associates L.L.C., Owner, Cablevision Systems Westchester Corporation and Cablevision Lightpath, Inc., collectively the Provider, dated October 15, 2002.

•                  Renewal Letter between South Westchester Realty Associates L.L.C., Owner, and Optimum Lightpath, dated December 15, 2006.

•                  Renewal Email between Mack-Cali Realty Corporation, and Optimum Lightpath, dated August 18, 2011.

•                  Second Amendment to Telecom License Agreement between South Westchester Realty Associates, LLC c/o Mack-Cali Realty, LP, Owner, and Cablevision Lightpath, Inc., Provider dated February 6, 2015.

CSC Holdings, LLC - fka - Cablevision Systems Corporation and CSC Holdings, Inc.

Standard Form of Loft Lease between Robert Martin Company, Owner, and Cablevision Systems Corporation, Tenant, dated July 22, 1991.

•                  First Amendment between Robert Martin Company, Owner, and Cablevision Systems Corporation, Tenant, dated January 14, 1992.

•                  C&E Letter between Robert Martin Company, Owner, and Cablevision Systems Corporation, Tenant, dated May 26, 1992.

•                  First Amendment between Robert Martin Company, Owner, and Cablevision Systems Corporation, Tenant, dated January 18, 1995.

•                  Second Amendment between Robert Martin Company, Owner, and Cablevision Systems Corporation, Tenant, dated June 8, 1995.

•                  Third Amendment between Robert Martin Company, Owner, and Cablevision Systems Corporation, Tenant, dated November 27, 1996.

•                  C&E Letter between So. Westchester Realty Associates, L.P., Owner, and Cablevision Systems Corporation, Tenant, dated June 24, 1997.

•                  Fourth Amendment between Mack-Cali CW Realty Associates L.L.C., Owner, and CSC Holdings, Inc. (formerly known as Cablevision Systems Corporation), Tenant, dated March 16, 2000.

•                  Fifth Amendment between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, Inc. (formerly known as Cablevision Systems Corporation), Tenant, dated April 30, 2001.

•                  Letter Renewal Option between Cablevision Systems Corporation now known as CSC Holdings, Inc., Lessee, and Mack-Cali CW Realty Associates, LLC, Lessor dated May 10, 2001.

•                  Sixth Amendment between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, Inc. (formerly known as Cablevision Systems Corporation), Tenant, dated September 28, 2001.

•                  Weather Monitoring Station Agreement between So. Westchester Realty Associates L.L.C., Licensor, and CSC Holdings, Inc., Licensee, dated April 7, 2006.

•                  Seventh Amendment between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, Inc. (formerly known as Cablevision Systems Corporation), Tenant, dated June 30, 2006.

•                  Generator Agreement between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, Inc. (formerly known as Cablevision Systems Corporation), Tenant, dated August 14, 2009.

•                  Letter granting extension of option to extend deadline between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, Inc. (formerly known as Cablevision Systems Corporation), Tenant, dated April 26, 2012.

•                  Eighth Amendment between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, LLC (formerly known as Cablevision Systems Corporation and as CSC Holdings, Inc.), Tenant, dated August 13, 2012.

•                  Ninth Amendment between So. Westchester Realty Associates L.L.C., Owner, and CSC Holdings, LLC (formerly known as Cablevision Systems Corporation and as CSC Holdings, Inc.), Tenant, dated June 13, 2018.

Educational Media Foundation

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Educational Media Foundation, Tenant, dated December 8, 2016.

•                  First Amendment to Lease/Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and Educational Media Foundation, Tenant, dated May 23, 2017.

Montefiore Medical Center

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated July 17, 2017.

•                  First Amendment to Lease between So. Westchester Realty Associates L.L.C., Owner, and Montefiore Medical Center, Tenant, dated February 1, 2018.

Montefiore Medical Center (Conduit / License Agreement)

License Agreement between Mack-Cali So. West Realty Associates L.L.C., So. Westchester Realty Associates L.L.C., and 3 Odell Realty L.L.C., collectively the Owner, and Montefiore Medical Center., Tenant, dated May 22, 2012

Speiser-Dabran Management Co., Inc.

Standard Form of Loft Lease between Robert Martin Owner, and Speiser Dabran Management Company, Inc., Tenant, dated June 13, 1989.

•                  C&E Letter between Robert Martin Company, Owner, and Speiser Dabran Management Company, Inc., Tenant, dated September 7, 1989.

•                  First Amendment between Robert Martin Company, Owner, and Speiser Dabran Management Company, Inc., Tenant, dated October 15, 1994.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser Dabran Management Company, Inc., Tenant, dated September 13, 1999.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser Dabran Management Company, Inc., Tenant, dated December 29, 2003.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated June 23, 2009.

•                  Fifth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated July 20, 2010.

•                  Sixth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated September 20, 2011.

•                  Seventh Amendment So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated October 1, 2012.

•                  Eighth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated January 8, 2013.

•                  Ninth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated April 10, 2013.

•                  Tenth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated June 19, 2013.

•                  Eleventh Amendment between So. Westchester Realty Associates L.L.C., Owner, and Speiser-Dabran Management Co., Inc., Tenant, dated December 2, 2013.

Verizon New York Inc.

Telecommunications Facilities License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Verizon New York Inc., dated July 29, 2008.

7 ODELL PLAZA

Bari-Jay Fashions, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Bari-Jay Fashions, Inc., Tenant, dated November 14, 2017.

Bright Horizons Children’s Centers LLC (fka Bright Horizons Children’s Centers, Inc.)

Standard Form of Loft Lease between Robert Martin Company, Owner, and Bright Horizons Children’s Centers, Inc., Tenant, dated January 18, 1991.

•                  C&E Letter between Robert Martin Company, Owner, and Bright Horizons Children’s Centers, Inc., dated September 23, 1991.

•                  First Amendment to Lease between So. Westchester Realty Associates L.P., Owner, and Bright Horizons Children’s Centers, Inc., Tenant, dated September 18, 1998.

•                  Second Amendment between So. Westchester Realty Associates L.L.C., Owner, and Bright Horizons Children’s Centers, Inc., Tenant, dated July 10, 2002.

•                  Certificate of Conversion from Bright Horizons Children’s Centers, Inc., to Bright Horizons Children’s Centers LLC., dated May 28, 2008.

•                  Third Amendment between So. Westchester Realty Associates L.L.C., Owner, and Bright Horizons Children’s Centers LLC (formerly known as Bright Horizons Children’s Centers, Inc.), dated May 12, 2009.

•                  Fourth Amendment between So. Westchester Realty Associates L.L.C., Owner, and Bright Horizons Children’s Centers LLC (formerly known as Bright Horizons Children’s Centers, Inc.), dated December 27, 2013.

EZ MSP, LLC

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and EZ MSP LLC, Tenant, dated September 15, 2010.

•                  First Amendment to Lease between So. Westchester Realty Associates L.L.C., Owner, and EZ MSP LLC, Tenant, dated August 7, 2014.

•                  Second Amendment to Lease Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and EZ MSP LLC, Tenant, dated March 3, 2016.

Homeocare Laboratories Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Homeocare Laboratories Inc., Tenant, dated December 22, 2009.

•                  C&E Letter between So. Westchester Realty Associates L.L.C., Owner, and Homeocare Laboratories, Inc., Tenant, dated February 5, 2010.

•                  First Amendment between So. Westchester Realty Associates L.L.C., Owner, and Homeocare Laboratories Inc., Tenant, dated February 5, 2015.

•                  Second Amendment to Lease between So. Westchester Realty Associates L.L.C., Owner, and Homeocare Laboratories Inc., Tenant, dated April 29, 2015.

•                  Third Amendment to Lease Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and Homeocare Laboratories Inc., Tenant, dated February 2, 2016.

Micromold Products, Inc.

Standard Form of Loft Lease between So. Westchester Realty Associates L.L.C., Owner, and Micromold Products, Inc., Tenant, dated September 20, 2013.

•                  Commencement Date Agreement between So. Westchester Realty Associates L.L.C., Owner, and Micromold Products, Inc., Tenant, dated February 21, 2014.

United States Postal Service

Lease between Robert Martin Company, LLC, Lessor, and the United States Postal Service, Lessee, dated October 18, 1996.

•                  Memorandum of Lease between Robert Martin Company, Lessor and United States Postal Service, Lessee, dated November 6, 1996.

•                  Lease between So. Westchester Realty Associates L.L.C., Lessor, and the United States Postal Service, Lessee, dated April 18, 2005.

•                  Memorandum of Lease between So. Westchester Realty Associates L.L.C., Lessor and United States Postal Service, Lessee, dated June 13, 2005.

•                  Amendment between So. Westchester Realty Associates L.L.C., Lessor, and United States Postal Service, Lessee, dated July 29, 2011.

•                  Amendment between So. Westchester Realty Associates L.L.C., Lessor, and United States Postal Service, Lessee, dated January 18, 2012

•                  Lease between So. Westchester Realty Associates, LLC c/o Mack Cali Realty Corporation, Landlord, and United States Postal Service, Tenant, dated June 19, 2012

•                  Agreement between United States Postal Service, Tenant, and So. Westchester Realty Associates LLC, Landlord, dated December 14, 2012.

•                  Letter re: Surrender Fee between United States Postal Service, Tenant, and So. Westchester Realty Associates L.L.C., Landlord dated May 9, 2014.

Verizon New York Inc.

Telecommunications Facilities License Agreement between So. Westchester Realty Associates L.L.C., Owner, and Verizon New York Inc., dated July 29, 2008.

EXHIBIT H

TENANT ESTOPPEL CERTIFICATE

PURCHASER:                                                                         RMC Acquisition Entity, LLC, its successors and/or assigns

PROPERTY:

LANDLORD:

TENANT:

TENANT’S NOTICE ADDRESS:

LEASED PREMISES:

LEASE DOCUMENTS:

For good and valuable consideration, with the understanding that Purchaser and its lenders will be relying on the statements herein in acquiring and financing the Property, Tenant hereby certifies for the benefit of Purchaser, and each of its assigns and transferees and their respective lenders, that:

1.                                        The Lease Documents listed above (collectively, the “Lease”) constitute the entire agreement between the parties concerning the Leased Premises.  There are no other agreements (oral or written) between Landlord and Tenant concerning the Leased Premises.

2.                                        The Lease is valid and in full force and effect.

3.                                        [To Tenant’s knowledge, DELETE FROM INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY INSERT] (i) Landlord is not in default in the performance of its obligations under the Lease, (ii) Tenant has no present claims against Landlord under the Lease, and (iii) there are no existing defenses against the enforcement by Landlord of any of the obligations of Tenant under this Lease.

4.                                        [To Tenant’s knowledge, DELETE FROM INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY INSERT] Tenant is not in default in any of its obligations under the Lease, nor has any event occurred that, with notice or expiration of any applicable grace period, or both, would constitute a default under the Lease.

5.                                        Tenant has accepted possession of the Leased Premises.  The Lease term commenced on                          .  The Lease term, excluding unexercised renewals and extensions, will terminate on                           .  Tenant has no right to renew extend, or expand the Lease and no right to cancel or reduce the term of the Lease.

6.                                        Tenant has paid base rent for the Leased Premises for the period up to and including                           , and additional rent as invoiced by Landlord for the Leased Premises (subject to true-up pursuant to the Lease).  The base monthly rent presently payable under the Lease is $              .  The monthly reoccurring additional rent presently payable under the Lease is, in the aggregate, $           per month.  No rent has been paid more than one month in advance, except as expressly provided in the Lease.  Tenant’s security deposit is $               .

7.                                        Tenant has no present or future right to any free rent, reduction in rent, or any other type of rent concession or to any lease support payments or lease buy-outs.  [To Tenant’s knowledge, DELETE FROM INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY INSERT] no payments are due and payable to Tenant from Landlord.

8.                                        [To Tenant’s knowledge, DELETE FROM INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY INSERT] all improvements and space required to be furnished by Landlord under the Lease have been completed.  [To Tenant’s knowledge, DELETE FROM INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY INSERT] Landlord has complied with all of its material obligations with respect to the construction, fixturing and equipping of the Leased Premises and all design allowances, construction allowances or other allowances to which Tenant may be entitled under the Lease have been paid in full.

9.                                        Tenant’s interest in the Lease has not been sublet, assigned or otherwise transferred.

10.                                 Tenant has no outstanding options or rights of first refusal to purchase the Leased Premises or any part thereof or any real property of which the Leased Premises are a part.

11.                                 No actions, whether voluntary or otherwise, are pending against Tenant, or to Tenant’s knowledge, threatened against Tenant under the bankruptcy or insolvency laws of the United States or any state thereof.

12.                                 The current Tenant’s Notice Address for all notices to be given to Tenant under the Lease is set forth above.

At Purchaser’ request, Tenant agrees to provide an update to this Certificate within ten (10) days prior to Purchaser’s closing on the acquisition of the Property, including the addition of any reasonable modifications thereto as may be requested by any of the Purchaser’s lenders. [INCLUDE IN INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY DELETE]

[DO NOT INCLUDE IN INITIAL ESTOPPEL SENT TO TENANT, BUT TENANT MAY ADD This certificate does not amend or modify any of the terms, conditions or provisions of the Lease.]

This certificate is being delivered with the knowledge that Landlord, Purchaser and Purchaser’s mortgage lender and anyone making a loan secured by an assignment of ownership interests in any entity owning the Property, and their respective successors and assigns, will rely upon this certificate in connection with the purchase and financing of the Property.

This certificate is dated as of                      , 2019.

TENANT:

[ ]

By:
Name:
Title:

Dated: , 2019

EXHIBIT H-1

GROUND LEASE ESTOPPEL AND AGREEMENT

Landlord:                                                                                      THE COUNTY OF WESTCHESTER

Tenant:                                                                                                    MID-WESTCHESTER REALTY ASSOCIATES L.L.C.

Assignee:                                                                                           CLEARBROOK MID LLC

Lender:                                                                                                   BANK OF AMERICA, N.A.

Property:                                                                                             SKYLINE DRIVE, MT. PLEASANT, NEW YORK (the “Premises”)

Ground Lease Documents:

For good and valuable consideration, with the understanding that Assignee and Lender, and their respective successors and assigns, will be relying on the statements and agreements herein in acquiring and financing the Ground Lease, Landlord hereby ratifies the Ground Lease and certifies, as of the date hereof, to Assignee and Lender, and their respective successors and assigns, as follows:

1.              That the Ground Lease Documents listed above (collectively, the “Ground Lease”) constitute the entire agreement between the parties concerning the Premises.  There are no other agreements (oral or written) between Landlord and Tenant concerning the Premises.

2.              That the basic term of the Ground Lease commenced on             , and as of the date hereof, the Tenant has been in full and complete possession of the Premises and has commenced full occupancy and use of the Premises, such possession having been delivered by the Landlord and having been accepted by the Tenant.

3.              That pursuant to Section 2.0 of the Ground Lease the current annual rent is $                 , which commenced to accrue on                  and is payable monthly.  Section 2.1 contains provisions as to additional rent.

4.              That no advance rental or other payment has been made in connection with the Ground Lease, except rental for the current month has been paid, and there is no “free rent” or other concession under the remaining terms of the Ground Lease and the rent has been paid to and including               .  There are no representations as to amount that may be due under Section 2.1.

5.              That no security deposit is being held by Landlord.

6.              To Landlord’s knowledge, all obligations and conditions under the Ground Lease to be performed to date by Tenant have been satisfied, free of defenses and set-offs by Landlord including all construction work in the Premises.

7.              That the Ground Lease is a valid lease and is in full force and effect and represents the entire agreement relating to the Premises between the Landlord and Tenant, enforceable against Landlord in accordance with its terms; that no notice of default under the Ground Lease has been given to the Tenant; no notice of default has been received by the Landlord; and that to

Landlord’s knowledge, there is not exiting default on the part of either the Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that the Ground Lease has not been amended, modified, supplemented, extended, renewed or assigned except as provided in the Ground Lease Documents listed above.

8.              That the term of the First Renewal Term of the Ground Lease expires on March 31, 2038.

9.              The Ground Lease referred to above in Paragraph 1 contains options for four (4) additional terms of 15 years, 15 years, 15 years and (pursuant to Section 1.5 of the Ground Lease, upon the mutual consent of the parties) 33 years respectively, at a rent to be determined as set forth in Section 2.0 of the Ground Lease.

10.       That there are no actions, voluntary or involuntary, pending against the Landlord under the bankruptcy laws of the United States or any state thereof.

11.       That Landlord has not assigned, conveyed, transferred, sold, encumbered or mortgaged its interest in the Ground Lease or the Demised Premises and there are currently no mortgages, deeds of trust or other security interests encumbering Landlord’s fee interest in the Demised Premises and no third party has an option or preferential right to purchase all or any part of the Premises.

12.       That, Landlord hereby recognizes Lender and any successor-in-interest to Lender as a “Leasehold Mortgagee” as such term is used in the Ground Lease for all purposes under the Ground Lease.

13.       That, in the event the Ground Lease is terminated for any reason or rejected by Tenant in any bankruptcy or insolvency proceeding, upon request of Lender, Landlord shall enter into New Lease with Lender pursuant to Section 10.7 of the Ground Lease.

14.       That Lender shall have the right to exercise any option to renew the term of the Ground Lease or any option to purchase the Premises if the Tenant fails to exercise any option to so extend or purchase; provided, Lender gives written notice to Landlord of such exercise within 30 days of the date notice is required by Tenant under the Ground Lease.

15.       That, notwithstanding anything to the contrary in the Ground Lease or herein, in the event that Lender shall acquire title to the leasehold estate of the Demised Premises, Lender shall have no obligation, nor incur any liability, beyond Lender’s then interest, if any, in the Demised Premises.  Lender shall not become liable under the Lease unless and until such time as it becomes the owner of the leasehold estate created by the Ground Lease.

16.       That, all notices to be delivered to Assignee and Lender hereunder or under the Lease shall be delivered at the following address (or any other address which is provided to Landlord pursuant to a written notice delivered pursuant hereto) and in the manner provided by the Lease:

Assignee:

Clearbroook     LLC

c/o Robert Martin Company LLC

100 Clearbrook Road

Elmsford, NY 10523

Attention:  Mr. Timothy M. Jones

Telephone No.: (914) 592-4800

Facsimile No.: (914) 592-5486

with a copy to:

Cohn Birnbaum & Shea P.C.

100 Pearl Street — 12th Floor

Hartford, CT 06103

Attention:  Richard J. Shea, Jr.

Telephone No.: (860) 493-2230

Facsimile No.: (860) 727-0361

Lender:

Bank of America, N.A.
c/o Capital Markets Servicing Group
900 West Trade Street, Suite 650
Mail Code:  NC1-026-06-01
Charlotte, North Carolina 28255
Attention:  Servicing Manager
Telephone No:  (866) 531-0957
Facsimile No.:  (704) 317-4501

17.       That this certification is made knowing that Assignee and Lender are relying upon the representations herein made.

18.       Any defined terms used, but not defined herein, shall have the meanings ascribed to such terms in the Ground Lease.

Date:	Landlord

THE COUNTY OF WESTCHESTER

By:
Name:
Title:

EXHIBIT I

NON-FOREIGN AFFIDAVIT UNDER INTERNAL REVENUE

CODE SECTION 1445(B)(2)

STATE OF NEW JERSEY	)
) ss:
COUNTY OF HUDSON	)

, being first duly sworn, deposes and states under penalty and perjury:

For U.S. federal income tax purposes (including Section 1445 of the Internal Revenue Code (the “Code”)), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.                               , a                                                  (“Owner”), informs                     (“Buyer”) that withholding of tax is not required upon the disposition of a United States real property interest by                      , a                                (“Seller”), and with the knowledge that Buyer will rely upon the following statements, Owner hereby certifies the following facts to Buyer:

1.                                      Seller is a disregarded entity as defined in Treasury Regulations Section 1.1445-2(b)(2)(iii) (“Disregarded Entity”).  Owner is the direct owner of Seller.

2.                                      Owner is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and Income Tax Regulations).

3.                                      Owner’s United States Employer Identification Number is                .

4.                                      Owner’s office address is:  c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, New Jersey 07311.

5.                                      I am a duly authorized officer of [Mack-Cali Realty Corporation], the general partner of  [Mack-Cali Realty, L.P.], the sole member of  Seller, the transferor of the property commonly known as                              .

This affidavit is given to the transferee of the property described in paragraph 5 above, for the purpose of establishing and documenting the non-foreign affidavit exemption to the withholding requirement of Section 1445 of the Code.  Owner understands that this affidavit may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Name:
Title:

Subscribed and sworn to before me

this      day of              , 201

Notary Public

EXHIBIT J

Leasing Commission Agreements

Cross Westchester Executive Park

Building	Document/ Agreement	Date	Tenant	Broker
11 Clearbrook Road	Commission Agreement	November 20, 2018	The Play Place LLC	Howard Properties, Ltd
75 Clearbrook Road	Commission Agreement	May 25, 2005	Evening Out, Inc.	Choyce Peterson, Inc.
100 Clearbrook Road	Commission Agreement	May 23, 2017	Marjieh Law, LLP	Howard Properties, Ltd.
	Commission Agreement	April 6, 2018	Bioscript Nursing Services, LLC	Cresa New York
	Commission Agreement	May 23, 2017	Marjieh Law LLP	Howard Properties, LTD
	Commission Agreement	May 4, 2018	Black Marjieh Leff & Sanford LLP	Howard Properties, Ltd.
	Commission Broker Agreement	December 27, 2001	Pyrotek, Inc.	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	March 28, 2008	Pyrotek Incorporated	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	November 20, 2012	Pyrotek Incorporated	Cushman & Wakefield of Connecticut, Inc.
	Commission Broker Agreement	February 7, 2002	Trustco Bank, N.A.	Richard F. Dalton, ICA
125 Clearbrook Road	Commission Broker Agreement	August 10, 2010	ADT Corporation	Spillane & Company
	Commission Agreement	September 30, 2011	ADT Security Services, Inc.	CB Richard Ellis, Inc.
	Commission Agreement	January 23, 2012	ADT Security Services, Inc.	CBRE, Inc.
	Commission Agreement	October 22, 2013	ADT LLC	CBRE, Inc.
	Commission Agreement	December 2, 2013	Tyco Integrated Security LLC	CBRE, Inc.
	Commission Broker Agreement	May 9, 2002	Ademco Distribution, Inc.	Rothwood Real Estate Services, Inc.
	Commission Agreement	October 5, 2011	Honeywell International, Inc.	Realty Insight Group, Inc.
	Commission Agreement	March 5, 2013	Honeywell International, Inc.	Realty Insight Group, Inc.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	February 28, 2018	Honeywell International, Inc.	Realty Insight Group, Inc
	Commission Agreement	October 4, 2016	AHG of New York, Inc.	CBRE, Inc.
150 Clearbrook Road	Commission Agreement	September 29, 2014	United States Postal Service - Elmsford	CBRE, Inc.
	Commission Agreement	August 31, 2005	Sign Works, Inc.	Howard Properties, Ltd.
	Commission Agreement	November 22, 2005	RX Vitamins, Inc.	Jones Lang Lasalle, Inc.
	Commission Agreement	September 29, 2010	Positive Impressions, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	June 6, 2012	JACS Amusement, LLC	Rakow Commercial Realty Group, Inc.
	Commission Agreement	June 30, 2011	Digiscribe International LLC	Rakow Commercial Realty Group, Inc.
	Commission Agreement	June 17, 2015	Custom Pins, Inc.	Rakow Commercial Realty Group
175 Clearbrook Road	Commission Broker Agreement	Not Dated	Rekers (NA), Inc.	Nelson-Vrooman Associates, Inc.
	Commission Agreement	September 23, 2014	Peapod, LLC	Howard Properties, Ltd
	Commission Agreement	December 18, 2009	Mrs. Blooms Direct, Inc.	Williams Real Estate of Connecticut LLC
	Commission Agreement	September 2, 2014	Matthews International Corporation	Rakow Commercial Realty Group, Inc.
	Commission Broker Agreement	January 26, 1995	The Inter-Technical Group, Inc.	Edward S. Gordon Company, Inc.
	Commission Agreement	June 24, 2013	The Inter-Technical Group, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	October 15, 2018	ITG Electronics, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	January 31, 2006	Another Step, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	May 14, 2009	Another Step, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	December 2, 2013	Another Step Inc.	Rakow Commercial Realty Group, Inc.
	Commission Broker Agreement	June 24, 1992	All Air, Inc	Robert Martin’s Space Specialists, Inc.
	Commission Agreement	July 2, 2018	The Crystal Spoon Corp.	Howard Properties, Ltd.
	Commission Agreement	June 14, 2004	Wallwork Brothers, Inc. d/b/a Wallwork Group	Benson Commercial Realty, Inc.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	December 7, 2010	Wallwork Brothers, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	May 29, 2014	Wallwork Brothers, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	September 6, 2017	Wallwork Bros, Inc.	Rakow Commercial Realty Group, Inc.
200 Clearbrook Road	Commission Broker Agreement	February 14, 1994	Proftech Corp.	Anson & Berger, Inc.
	Commission Broker Agreement	April 1, 1999	Proftech Corporation	Rakow Commercial Realty Group
	Commission Agreement	June 14, 2004	Proftech Corporation	Rakow Commercial Realty Corporation
	Commission Agreement	February 4, 2009	Proftech Corp.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	August 5, 2010	Herff Jones, Inc.	Goldschmidt & Associates
	Commission Agreement	June 30, 2011	The Food Bank for Westchester	Rakow Commercial Realty Group, Inc.
	Commission Agreement	March 22, 2017	Crystal Blue Cleaning Service, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	November 28, 2005	CP Communications, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	October 19, 2016	Churchill Linen Services, Inc.	New York Commercial Realty Group, LLC
	Commission Agreement	October 22, 2018	Gingernine LLC	New York Commercial Realty Group, LLC
250 Clearbrook Road	Commission Agreement	May 1, 2017	Metro Filter Sales, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	March 3, 2016	Jacobs Pills, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	October 31, 2009	General Phosphorix LLC	TG Burt Real Estate
	Commission Broker Agreement	November 18, 2002	Fabrication Enterprises, Inc.	Anson & Berger, Inc.
	Commission Agreement	September 17, 2014	Eco-Rental Solutions, Inc.	Cresa New York LLC
	Commission Agreement	September 16, 2007	C & I Collectibles, Inc.	Anson Properties, Ltd
	Commission Agreement	April 3, 2017	Berger Appliances, Inc.	Keller Williams New York Realty
1 Westchester Plaza	Commission Broker Agreement	February 25, 1987	R.S. Knapp Company, Inc.	Feinberg & Anson Real Estate Corp.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Broker Agreement	September 17, 1997	British Apparel Collection, Ltd.	Anson & Berger, Inc.
	Commission Agreement	November 2, 2012	Carrier Enterprise Northeast, LLC	CBRE, Inc.
2 Westchester Plaza	Commission Agreement	December 19, 2006	Orkin, Inc.	Delphi Commercial Properties, Inc.
	Commission Agreement	March 31, 2014	Orkin, Inc.	Transwestern Commercial Services New York, LLC
	Commission Agreement	July 31, 2013	Westchester Community Opportunity Program, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	October 17, 2013	Tyco Integrated Security LLC	CBRE, Inc.
	Commission Agreement	August 8, 2018	Johnson Controls Security Solutions LLC formerly known as Tyco Integrated Security LLC	CBRE, Inc.
	Commission Agreement	February 15, 2006	Strategem Security, Inc.	Delphi Commercial Properties, Inc.
3 Westchester Plaza	Commission Agreement	February 9, 2016	Limelight, Inc.	New York Commercial Realty Group
	Commission Agreement	June 14, 2016	Connoisseur Encounters Company, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	February 1, 2016	Westchester Swim Studios, Inc.	Goldstein & Associates Realty, Inc.
	Commission Agreement	February 26, 2009	Diebold Enterprise Security Systems, Inc.	CB Richard Ellis Inc.
	Commission Agreement	February 18, 2016	Securitas Electronic Security, Inc.	CBRE, Inc.
	Commission Agreement	August 21, 2015	Vivint Solar Developer, LLC	Coldwell Banker Commercial Island Services, LLC
4 Westchester Plaza	Commission Agreement	August 11, 2010	Retrieval Masters Creditors Bureau, Inc.	CB Richard Ellis, Inc.
	Commission Agreement	June 12, 2017	NovaMed-USA, Inc.	CBRE, Inc.
	Commission Broker Agreement	September 6, 1988	Eastern Analytical Services, Inc.	Summit Realty Corp.
	Commission Broker Agreement	August 20, 1998	Eastern Analytical Services, Inc.	Benson Commercial Realty, Inc.
5 Westchester Plaza	Commission Agreement	July 24, 2014	Apple Maintenance & Services, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	March 1, 2018	Apple Maintenance & Services, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	April 4, 2018	Apple Maintenance & Services, Inc.	Rakow Commercial Realty Group, Inc.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	May 14, 2012	Affina Biotechnologies, Inc.	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	September 11, 2017	Affina Biotechnologies, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	October 16, 2009	Dolphin Construction Corp.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	December 16, 2014	Dolphin Construction Corp.	Rakow Commercial Realty Group, Inc.
6 Westchester Plaza	Commission Agreement	June 20, 2017	Technovax, Inc.	Goldstein & Associates Realty, Inc.
	Commission Agreement	July 11, 2013	Fire-End & Croker Corp.	CBRE, Inc.
7 Westchester Plaza	Commission Agreement	September 18, 2009	Emigrant Bank	MB Real Estate
8 Westchester Plaza	Commission Agreement	October 15, 2010	Aery Lighting Supply, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	December 1, 2015	Best Plumbing Supply, Inc.	Rakow Commercial Realty Group, Inc
	Commission Agreement	May 24, 2016	Cubicle Enterprises, LLC	Vijay Realtors, Inc.
	Commission Broker Agreement	April 12, 1998	Executive Printing & Direct Mail, Inc.	Benson Commercial Realty, Inc.
	Commission Broker Agreement	July 2, 2002	Executive Printing & Direct Mail, Inc.	Benson Commercial Realty, Inc.
	Commission Agreement	February 18, 2009	Executive Printing & Direct Mail, Inc.	Goldschmidt & Associates
	Commission Agreement	August 28, 2013	Executive Printing & Direct Mail, Inc.	Goldstein & Associates Realty, Inc.
	Commission Agreement	June 13, 2014	SMK Imaging, LLC d/b/a Imageworks	Rakow Commercial Realty Group, Inc
	Commission Agreement	May 23, 2012	MyPublisher, Inc.	Newmark of Connecticut, LLC
77 Executive Boulevard	Commission Broker Agreement	December 7, 1989	Bright Horizons Children’s Center, Inc.	Coldwell Banker Commercial Real Estate Services
85 Executive Boulevard	Commission Agreement	October 2, 2014	North American Family Institute, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	January 30, 2015	Authentic Window Design, LLC	Rakow Commercial Realty Group, Inc.
	Commission Agreement	October 8, 2018	Big Apple Collectibles Corp.	Howard Properties, Ltd
101 Executive Boulevard	Commission Agreement	September 21, 2017	Metropolitan Transit Authority	Newmark Grubb Knight Frank
300 Executive Boulevard	Commission Broker Agreement	October 3, 2002	Publishers Circulation Fulfillment, Inc.	Anson & Berger, Inc.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	May 6, 2010	Flooring Liquidators, Inc.	The Princeton Realty Group, LLC
	Commission Agreement	August 2, 2018	USCO, Inc.	New York Commercial Realty Group, LLC
350 Executive Boulevard	Commission Agreement	January 19, 2012	Morry’s Camp, Inc. d/b/a Project Morry	Rakow Commercial Realty Group, Inc.
399 Executive Boulevard	Commission Agreement	April 17, 2008	Town Sports International LLC	Edgray USA
400 Executive Boulevard	Commission Agreement	September 13, 2004	T & A Electric, Inc.	Nai Friedland Realty, Inc.
	Commission Agreement	December 30, 2008	T & A Electric Inc.	Nai Friedand Realty, Inc.
	Commission Agreement	December 11, 2017	Limelight2, LLC	New York Commercial Realty Group, LLC.
	Commission Agreement	August 24, 2016	Data Clean Corporation	Rakow Commercial Realty Group, Inc.
	Commission Agreement	August 10, 2001	Apria Healthcare, Inc.	Mohr Partners, Inc.
	Commission Broker Agreement	September 30, 2008	Apria Healthcare, Inc.	Corporate Realty Associates
	Commission Agreement	March 16, 2011	Tri-Northern Holdings, Inc.	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	July 11, 2017	Anixter Inc.(formerly Tri-Northern Holdings, Inc.)	Conley Realty Associates, Ltd d/b/a Cresa Albany
500 Executive Boulevard	Commission Broker Agreement	September 7, 1993	Dover Elevator Company	Cushman & Wakefield of Connecticut, Inc.
	Commission Broker Agreement	April 30, 2002	Thyssenkrupp Elevator Corporation	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	September 26, 2006	Thyssenkrupp Elevator Corporation	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	August 30, 2011	Thyssenkrupp Elevator Corporation	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	February 22, 2018	Thyssenkrupp North America, Inc.	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	April 29, 2008	Special Citizens Futures Unlimited, Inc.	Healthcare Real Estate Brown Harris Stevens Commercial Services, LLC
	Commission Agreement	June 4, 2009	Olympia Sports, Inc.	Anson Properties, Ltd
	Commission Agreement	March 9, 2018	Professional Security Broadband, Inc.	New York Commercial Realty Group, LLC
525 Executive Boulevard	Commission Broker Agreement	May 16, 1988	Country Epicure, Inc.	Alfred Weissman Real Estate, Inc.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	April 28, 2015	Vie De France Yamazaki, Inc.	Jones Lang Lasalle America’s, Inc.
	Commission Agreement	July 3, 2017	Vie De France Yamazaki, Inc.	Jones Lang Lasalle
	Commission Agreement	December 4, 2014	Wright Medical Technology, Inc.	CBRE, Inc.
	Commission Broker Agreement	May 3, 1990	N.Y. Blood Center, Inc.	Wiener & Henrikson Realty Assoc., Inc.
	Commission Broker Agreement	September 7, 2000	New York Blood Center, Inc.	Insignia/ESG, Inc.
	Commission Broker Agreement	July 2, 2002	New York Blood Center, Inc.	Insignia/ESG, Inc
	Commission Agreement	June 1, 2016	General Nutraceutical Technology, LLC	Ambar Realty Group, LLC

Mid Westchester Executive Park

Building	Document/ Agreement	Date	Tenant	Broker
1 Skyline Drive	Commission Broker Agreement	June 24, 2002	Kidabilities, L.L.C. and Speech & Languages, P.C. d/b/a Chatterbox	Vision Property Group, LLC
	Commission Broker Agreement	May 10, 2000	Childtime Childcare, Inc.	Delphi Commercial Properties, Inc.
2 Skyline Drive	Commission Agreement	February 1, 2010	Allstar Marketing Group LLC	Newmark of Connecticut, LLC d/b/a Newmark Knight Frank
4 Skyline Drive	Commission Agreement	October 4, 2013	Planned Parenthood Hudson Peconic, Inc.	Howard Properties, Ltd
	Commission Agreement	July 8, 2004	Optical Distributor Group, LLC	Newmark & Company Real Estate, Inc.
	Commission Agreement	April 2006	Optical Distributor Group, LLC	Newmark & Company Real Estate, Inc. d/b/a Newmark Knight Frank
5 Skyline Drive	Commission Broker Agreement	April 14, 1980	Westchester Gymnastics School	Industrial Realty Associates
	Commission Broker Agreement	July 29, 1999	Westchester Gymnastics School	Mack-Cali Realty, L.P.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	January 17, 2007	Westchester Gymnastics School	Goldstein & Associates
	Commission Agreement	June 13, 2007	Metro PCS of New York, Inc.	The Staubach Company
	Commission Agreement	March 8, 2012	BTX Technologies, Inc.	CBRE, Inc.
	Commission Agreement	March 13, 2013	AcariaHealth, Inc.	Cushman & Wakefield of Connecticut, Inc.
6 Skyline Drive	Commission Agreement	May 10, 2006	U.S. Remodelers, Inc.	AMBAR Realty Group, LLC Cresa Partners Dallas
	Commission Agreement	June 27, 2011	U.S. Remodelers, Inc.	Cresa Partners
	Commission Agreement	March 10, 2010	UTC Fire & Security Corporation	USI Real Estate Brokerage Services, Inc.
	Commission Agreement	March 2, 2017	Red Hawk Fire & Security, LLC	Cushman & Wakeman of Connecticut, Inc.
	Commission Agreement	August 22, 2011	Graybar Electric Company, Inc.	BIOC Commercial Real Estate, LLC
	Commission Agreement	July 22, 2016	Graybar Electric Company, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	May 26, 2015	Gas Turbine Controls Corporation	Anson Properties Ltd
7 Skyline Drive	Commission Broker Agreement	October 14, 2002	Traub Eglin Lieberman Straus	Howard Properties, Ltd
	Commission Agreement (800 sq ft)	December 18, 2007	Traub Lieberman Straus & Shrewsberry LLP	Howard Properties, Ltd
	Commission Agreement (3,644 sq ft)	December 18, 2007	Traub Lieberman Straus & Shrewsberry LLP	Howard Properties, Ltd
	Commission Agreement	February 15, 2008	Traub Lieberman Straus & Shrewsberry LLP	Howard Properties, Ltd
	Commission Agreement	September 3, 2008	Traub Lieberman Straus & Shrewsberry LLP	Howard Properties, Ltd
	Commission Agreement	June 8, 2011	Traub Lieberman Straus & Shrewsberry, LLP	Howard Properties, Ltd
	Commission Agreement	March 3, 2016	Traub Lieberman Straus & Shrewsberry LLP	Howard Properties, Ltd.
	Commission Agreement	October 31, 2012	RGN - Hawthorne I, LLC	CBRE, Inc.
	Commission Agreement	October 24, 2016	Provident Design Engineering, PLLC	Cushman & Wakefield of Connecticut, Inc.
	Commission Broker Agreement (3,446 sq ft)	Not Dated	Matrix Absence Management, Inc.	Mack-Cali Realty, L.P.

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	June 29, 2010	Matrix Absence Management Inc.	CB Richard Ellis, Inc.
	Commission Agreement	July 17, 2014	Westchester Medical Center	Laurence London & Co., LLC
	Commission Agreement	May 4, 2015	Center for Regional Healthcare Innovation, LLC	Laurence London & Co., LLC
	Commission Agreement	November 6, 2018	Care Design NY, LLC	Princeton Realty Group
8 Skyline Drive	Commission Agreement	June 27, 2008	Johnson Controls, Inc.	USI Real Estate Brokerage Services Inc.
	Commission Agreement	October 16, 20012	Johnson Controls, Inc.	USI Real Estate Brokerage Services Inc.
	Commission Agreement	August 8, 2018	Johnson Controls, Inc.	CBRE, Inc.
	Commission Agreement	August 31, 2018	Packaging Technologies & Inspection LLC	Howard Properties, Ltd
	Amended & Restated Commission Agreement	October 19, 2018	Packaging Technologies & Inspection LLC	Howard Properties, Ltd
12 Skyline Drive	Commission Agreement	February 19, 2013	Trane U.S., Inc.	Cushman & Wakefield of Connecticut, Inc.
	Commission Broker Agreement	August 31, 1999	Creative Visual Enterprises, Ltd.	Choyce Peterson, Inc.
15 Skyline Drive	Commission Agreement	April 23, 2014	The City of New York	CBRE, Inc.
200 Saw Mill River Road	Commission Broker Agreement	September 18, 1998	Viro Dynamics Corporation	Delphi Commercial Properties, Inc.
	Commission Broker Agreement	April 29, 2003	Viro Dynamics Corporation	George Comfort & Sons, Inc.
	Commission Agreement	June 3, 2008	Viro Dynamics Corporation	George Comfort & Sons, Inc.
	Commission Agreement	March 26, 2013	Viro Dynamics Corporation	Lee & Associates NYC, LLC
	Commission Agreement	July 5, 2018	Viro Dynamics Corporation	Lee & Associates NYC
	Commission Agreement	May 16, 2016	Princetel, Inc.	New York Commercial Realty Group
	Commission Agreement (5,800 sq ft)	October 19, 2016	KB Beverage, LLC	New York Commercial Realty Group
	Commission Agreement (8,100 sq ft)	October 16, 2016	KB Beverage, LLC	New York Commercial Realty Group

Building	Document/ Agreement	Date	Tenant	Broker
	Amended & Restated Commission Agreement	July 27, 2017	KB Beverage, LLC	New York Commercial Realty Group
	Commission Agreement	March 15, 2013	Hudson Valley Automotive Parts, Inc.	Rakow Commercial Realty Group, Inc.
	Commission Agreement	December 27, 2017	Hudson Valley Automotive Parts, Inc.	Rakow Commercial Realty Group, Inc.

South Westchester Executive Park

Building	Document/ Agreement	Date	Tenant	Broker
1 Executive Boulevard	Commission Agreement	September 30, 2004	JSK Construction Corp.	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC dba Newmark Grubb Knight Frank CT
	Commission Agreement	November 15, 2013	OneMain Financial, Inc.	Welco Realty, Inc.
	Commission Agreement	March 13, 2014	OneMain Financial, Inc	Welco Realty, Inc
	Commission Agreement	November 21, 2018	The Trustees of Columbia University in the City of New York	Nai Friedland Realty, Inc.
	Commission Broker Agreement	September 7, 2000	S.P. Cooper & Company, L.L.P.	GHP Office Realty, Inc.
	Commission Broker Agreement	November 19, 2003	Progressive Casualty Insurance Company	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement (20,774 sq ft)	February 21, 2006	Progressive Casualty Insurance Company	Trammell Crow Company
	Commission Agreement (6,331 sq ft)	February 21, 2006	Progressive Casualty Insurance Company	Trammell Crow Company
	Commission Letter	March 9, 2006	Progressive Casualty Insurance Company	Allegro Realty Advisors, Ltd.
	Commission Agreement	August 4, 2009	Progressive Casualty Insurance Company, Inc.	Cushman & Wakefield of Connecticut, Inc.
	Commission Agreement	June 19, 2014	Progressive Casualty Insurance Company	Newmark of Connecticut, LLC dba Newmark Grubb Knight Frank

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	July 2, 2018	Judlau Contracting, Inc. and TC Electric, LLC d/b/a Judlau TC Joint Venture	CBRE, Inc.
3 Executive Boulevard	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC dba Newmark Grubb Knight Frank CT
100 Corporate Boulevard	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC dba Newmark Grubb Knight Frank CT
	Commission Agreement	September 28, 2018	Montefiore Medical Center	Newmark of Connecticut, LLC dba Newmark Grubb Knight Frank CT
	Commission Broker Agreement (10,300 sq ft)	Not Dated	Sempra Energy Trading Corporation	Albert B. Ashforth, Inc.
200 Corporate Boulevard	Commission Agreement	July 26, 2016	KVL Audio Visual Services, Inc.	RM Friedland LLC
	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC d/b/a Newmark Grubb Knight Frank CT
4 Executive Plaza	Commission Agreement	August 31, 2011	Hill-Rom Company, Inc.	Nai Friedland Realty, Inc
	Commission Agreement	July 2, 2018	Hil-Rom Company, Inc	Newmark & Company Real Estate, Inc. D/B/A Newmark Knight Frank
	Commission Agreement	December 31, 2013	Montefiore Medical Center	Newmark Grubb Knight Frank
	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC dba Newmark Grubb Knight Frank CT
	Commission Agreement	October 4, 2013	Testing Corp.	Nai Friedland Realty, Inc.
	Commission Agreement	January 11, 2006	Grant Hanson Associates, Inc.	CB Richard Ellis, Inc.
	Commission Agreement	June 24, 2013	Advantage Waypoint LLC	Cresa Partners New York LLC
	Commission Agreement	September 15, 2017	Advantage Waypoint LLC	Cushman & Wakefield of Connecticut, Inc
	Commission Agreement	August 23, 2005	Edward Ehrbar, Inc.	Anson & Berger, Inc.
	Commission Agreement	June 30, 2006	Edward Ehrbar, Inc.	Anson & Berger, Inc
	Commission Agreement	October 26, 2015	F&M Equipment Ltd	New York Commercial Realty Group LLC
6 Executive Plaza	Commission Agreement	November 21, 2016	Education Media Foundation	Newmark of Connecticut, LLC d/b/a Newmark Grubb Knight Frank

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC d/b/a Newmark Grubb Knight Frank CT
	Commission Broker Agreement (25,000 sq ft)	December 2, 1991	Cablevision Systems Corporation	Friedland Realty, Inc.
	Commission Agreement	June 1, 2006	CSC Holdings, Inc.	Cushman & Wakefield, Inc.
	Commission Agreement	June 22, 2018	CSC Holdings, LLC	Altice Real Estate Corporation
	Commission Agreement	May 5, 2016	Audio Design Associates, Inc.	Goldstein & Associates Realty Inc.
1 Odell Plaza	Commission Agreement	August 21, 2007	Westchester Jewish Community Services, Inc.	Nai Friedland Realty, Inc
	Commission Broker Agreement	February 20, 2002 (1,910 sq ft)	Scott Newman, MD, PC	Friedland Realty, Inc.
	Commission Agreement	December 31, 2013	Scent2Market, Inc,	Positive Properties, Inc.
	Commission Agreement	June 9, 2009	Otis Elevator Company	USI Real Estate Brokerage Services, Inc.
	Commission Agreement	December 12, 2017	Ecker Window Corp.	MAG Real Estate Advisors, Inc.
	Commission Agreement	May 10, 2005	Crestwood Technology Group Corp.	Delphi Commercial Properties, Inc.
	Commission Agreement	August 11, 2009	Crestwood Technology Group Corp.	Delphi Commercial Properties, Inc.
	Commission Broker Letter	August 25, 1993	Applied Behavior Analysis Corporation, a/k/a Fred S. Keller School	Lansky Corporate Properties
	Commission Broker Agreement	August 20, 2003	Applied Behavior Analysis Corporation	Goldstein & Associates Realty, Inc.
	Commission Agreement	April 15, 2005	Applied Behavior Analysis Corp.	Triad Realty, LLC
3 Odell Plaza	Commission Agreement	July 17, 2017	Montefiore Medical Center	Newmark of Connecticut, LLC d/b/a Newmark Grubb Knight Frank CT
5 Odell Plaza	Commission Agreement	August 6, 2008	Liberty RC, Inc., successor in interest to TRC of NY, Inc.	USI Real Estate Brokerage Services, Inc.
	Commission Agreement	November 30, 2017	Liberty RC, Inc.	Cushman & Wakefield U.S., Inc.
	Commission Agreement	February 8, 2011	Vitacyclix, LLC	Rakow Commercial Realty Group, Inc.
	Commission Agreement	August 3, 2012	K & R Home Medical Equipment Co., Inc.	New York Commercial Realty Group

Building	Document/ Agreement	Date	Tenant	Broker
	Commission Agreement	April 25, 2018	K & R Medical Equipment, Inc.	New York Commercial Realty Group, LLC
	Commission Agreement	May 9, 2018	Schindler Elevator Corporation	New York Commercial Realty Group
	Commission Agreement	January 15, 2019	Heavyocity Media, Inc.	Rakow Commercial Realty Group
7 Odell Plaza	Commission Broker Agreement	September 5, 1991 (7,000 sq ft)	Bright Horizons Children’s Centers, Inc.	CB Commercial Real Estate Group, Inc.
	Commission Agreement	September 11, 2014	EZ MSP LLC	Howard Properties, Ltd
	Commission Agreement	December 30, 2009	Homeocare Laboratories, Inc.	New York Commercial Realty Group
	Commission Agreement	June 8, 2015	Homeocare Laboratories Inc.	Howard Properties Ltd
	Commission Agreement	October 4, 2013	Micromold Products, Inc.	Howard Properties, Ltd

EXHIBIT K

ASSIGNMENT AND ASSUMPTION OF MAINTENANCE DECLARATION

THIS ASSIGNMENT AND ASSUMPTION OF MAINTENANCE DECLARATION (this “Assignment”) is made as of                   , 20   (the “Effective Date”) by and between [INSERT RESPECTIVE SELLER], a                  , having an office located c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, New Jersey 07311 (“Assignor”), and                 , a                   , having an office located at                       (“Assignee”).

W I T N E S S E T H:

WHEREAS, the property commonly known as                       (the “Property”) is affected by that certain [INSERT RESPECTIVE DECLARATION FROM PSA] (collectively, including without limitation all exhibits and schedules attached thereto, the “Declaration”).

WHEREAS,  Assignor and Assignee are parties to that certain Agreement of Sale and Purchase dated                    , 20   (“Agreement”), pursuant to which Assignor shall assign to Assignee all of Assignor’s right, title and interest in and to the Declaration, and Assignee has agreed to accept the assignment of such right, title and interest in and to the Declaration and to assume all of Assignor’s right, title and interest in the Declaration.

NOW, THEREFORE, in consideration of the sum of Ten Dollars, the mutual covenants and conditions herein contained and for other good and valuable consideration, the parties intending to be legally bound, do hereby agree as follows:

1.                                      Assignor hereby quit claims, assigns, sells, transfers, sets over and conveys to Assignee, its successors and assigns, all of Assignor’s right, title and interest in and to the Declaration from and after the Effective Date, excluding any rights or positions within the respective association which requires the approval or affirmative vote of other members of such association.  Assignee hereby accepts the assignment, sale, transfer and conveyance of Assignor’s foregoing right, title and interest in and to the Declaration and agrees to assume, fulfill, perform and discharge all the various commitments, obligations and liabilities (collectively, “Obligations”) of Assignor under and by virtue of the Declaration arising from and after the Effective Date.

2.                                      Assignee hereby agrees to indemnify and hold Assignor harmless from all loss, expense or liability (including, without limitation, attorneys’ fees and disbursements) relating to the Obligations accruing from or after the Effective Date.

3.                                      Assignor hereby agrees to indemnify and hold Assignee harmless from all loss, expense or liability (including, without limitation, attorneys’ fees and disbursements) relating to the Obligations accruing prior to the Effective Date.

4.                                      This Assignment is made without representation, warranty (express or implied) or recourse of any kind, except as may be expressly provided herein or in the Agreement.

5.                                      This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Assignment shall be governed by, and construed under, the laws of the State of New York.

6.                                      This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

IN WITNESS WHEREOF, Assignor and Assignee do hereby execute and deliver this Assignment as of the date and year first above written.

ASSIGNOR:

L.L.C.
By: , its sole member
By: , its general partner

By:
Gary T. Wagner, General Counsel

ASSIGNEE:

By:
Name:
Title:

EXHIBIT L

FORM OF DEED

BARGAIN AND SALE DEED WITHOUT

COVENANT AGAINST GRANTOR’S ACTS

THIS INDENTURE, made the   day of                          , 20   from                     L.L.C., a limited liability company organized under the laws of the State of New York and having an address c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Suite 400, Jersey City, NJ 07311 (“Grantor”) to                        , a                          having an address at                               (“Grantee”).

WITNESSETH, that Grantor, in consideration of the sum of TEN ($10.00) DOLLARS and other good and valuable consideration paid by Grantee, does hereby grant and release unto Grantee, the heirs or successors and assigns of Grantee forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of            , County of Westchester, State of New York, known as             ,          , New York, and more particularly bounded and described on Schedule A annexed hereto and made a part hereof (the “Premises”).

TOGETHER with all right, title and interest, if any, of Grantor in and to any streets and roads abutting the Premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of Grantor in and to the Premises; TO HAVE AND TO HOLD the Premises herein granted, or mentioned and intended so to be, with such right, title and interest, if any, in said streets and roads, and such appurtenances, unto Grantee, the heirs or successors and assigns of Grantee forever.

AND Grantor, in compliance with Section 13 of the Lien Law, covenants that Grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

AND the Premises being and intended to be the same premises conveyed by deed, dated            ,     , from               to Grantor, recorded in the Office of the Westchester County Clerk, Division of Land Records on            ,      in Liber       page     (the “Preceding Deed”).

AND Grantor is the grantee named in the Preceding Deed.

[END OF PAGE]

IN WITNESS WHEREOF, Grantor has duly executed this deed the day and year first above written.

L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:
Gary T. Wagner, General Counsel

ACKNOWLEDGEMENT

STATE OF NEW JERSEY	)
) ss:
COUNTY OF HUDSON	)

On the      day of          ,        before me, the undersigned, personally appeared                    , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

My Commission Expires:

Schedule A

(Description of Land)

BARGAIN AND SALE DEED WITHOUT

COVENANT AGAINST GRANTOR’S ACTS

                                                  L.L.C.,

“Grantor”

TO

“Grantee”

WARD:

BLOCK:

LOTS:

COUNTY:  Westchester

TOWN:

STREET ADDRESS:                     - , New York

RETURN BY MAIL TO:

Cohn Birnbaum & Shea P.C.
100 Pearl Street - 12th Floor
Hartford, CT 06103
Attention: Richard J. Shea, Jr., Esq.

EXHIBIT M

OWNER’S AFFIDAVIT

STATE OF NEW JERSEY	)
) ss:
COUNTY OF HUDSON	)

First American Title Insurance Company (“First American”), and its co-insurer(s) (collectively, “Title Company”)

First American title nos.

PROPERTY ADDRESS

County, New York (the “Property”)

BEFORE ME, the undersigned personally appeared Gary T. Wagner (“Affiant”), General Counsel of Mack-Cali Realty Corporation, the general partner of Mack-Cali Realty, L.P., the sole member of                              L.L.C. (“Owner”), who first being duly sworn, deposes and says that to his knowledge:

1.                                      That Affiant is duly authorized to make this affidavit on behalf of Owner.

2.                                      That there are no individuals or entities in possession of the Property, except pursuant to the Lease documents set forth on the Lease Schedule annexed hereto as Exhibit A or pursuant to recorded documents.

3.                                      That there has been no work done, services rendered or materials furnished in connection with repairs, improvements, development, construction, removal, alterations, demolition or such similar activity on or incident to the referenced property within 180 days prior to the date of this Affidavit other than that which has been or will be paid in the ordinary course of business by either Owner, a tenant or the grantee.

4.                                      That Owner has never been declared a bankrupt.

5.                                      That there are no unrecorded mortgages, encumbrances or easements adversely affecting the Property which are known to the undersigned.

6.                                      That all food service businesses or establishments at the Property, whether retail or wholesale, cooked or uncooked, are wholly tenant operated or owned and not affiliated with Owner or its principals in any manner whatsoever.

7.                                      [MWEP ONLY - That there has not been a five (5) year abandonment of any of the Mid-Westchester properties, which is a condition of these properties maintaining their rights to an appurtenant easement over the adjacent Con Edison property.]

[Signatures on following page]

This affidavit is made for the purpose of inducing the Title Company to issue a title insurance policy in reliance on the statements set forth herein.

L.L.C.
By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:
Gary T. Wagner, General Counsel

Sworn to and subscribed before me

this      day of               , 20

Notary Public

Exhibit A

Lease Schedule

EXHIBIT N

FORM OF ASSOCIATION

ESTOPPEL CERTIFICATE

THIS ESTOPPEL CERTIFICATE (this “Certificate”) is made as of [             ], 2019 by                                , having an address at                        (the “Association”) in favor of                            , having an address at                                          (“Purchaser”) and each of its assigns and transferees and their respective lenders.

RECITALS

A.                                    Reference is hereby made to the following documents (hereafter collectively referred to as the “Declaration”):  [Insert Declaration and amendments].

B.                                    Purchaser and [                         ] (“Seller”) have entered into an Agreement of Sale and Purchase, dated as of [            ], 2019, by which Seller agreed to sell to Purchaser (or an affiliate thereof) [                     ] (the “Property”).

C.                                    The Association has been informed that [              ] (the “Lender”) anticipates making a loan (the “Loan”) to Purchaser pursuant to a certain [Loan Agreement] between Purchaser and Lender (together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof shall collectively be referred to as the “Loan Agreement”), and secured by a certain [Mortgage] (as defined in the Loan Agreement) (the “Mortgage”) encumbering the Property, which Property is subject to the Declaration.

NOW THEREFORE, for good and valuable consideration, with the understanding that Purchaser and its lenders will be relying on the statements herein in acquiring and financing the Property, the Association hereby certifies for the benefit of Purchaser, and each of its assigns and transferees and their respective lenders, that:

(a)                                                                                 The Declaration described in Recital A is the Declaration and there are no other understandings, written or oral, with respect to the subject matter set forth therein among [                ] (the “Declarant”) and the Association other than as set forth in the Declaration.

(b)                                                                                 The Declaration is valid and in full force and effect, and, other than as set forth in Recital A, has not been supplemented, amended, modified or superseded since its original execution, and no other agreements or understandings, written or oral, (other than the Declaration) exist between or among the Declarant and the Association.

(c)                                                                                  Seller or Declarant does not owe any fees, dues, charges, and assessments, whether annual, monthly, regular, special or otherwise (collectively, the “Assessments”) and all amounts due by Seller or Declarant under the Declaration have been paid to date.  The Association has not established and does not expect to establish for the next two (2) calendar years any supplemental assessments or special assessments pursuant to the Declaration.  The Association has not established a working capital or any other similar type of reserve.  [               ] paid $[            ] in Assessments for the year 2018.

(d)                                                                                 The Association has not proposed any significant capital expenditures for the current or two next succeeding calendar years.

(e)                                                                                  There are no judgments, suits or claims pending, filed or threatened against the Association.

(f)                                                                                   To the Association’s knowledge, neither the Seller nor Declarant nor any other parties to the Declaration are in default or in violation of any of their obligations under the Declaration nor has any event occurred that, with the giving of notice, the passage of time or both would constitute a default by Seller or Declarant (or any other parties to the Declaration) under the Declaration.

(g)                                                                                  The Association has not received written notice of any pending eminent domain proceedings or other proceedings of any kind affecting the Declaration or any of the Property (as defined in the Declaration) subject to the Declaration.

(h)                                                                                 The Association is not a party to any loan, credit agreement or other arrangement for any extension of credit, whether funded or to be funded.

(i)                                                                                     Neither the Seller, the Declarant nor any party to the Declaration has any right of first refusal or option to purchase the Property.

(j)                                                                                    Lender may, by notice to the Association, require that copies of notices sent by the Association to Purchaser be sent contemporaneously to Lender.

(k)                                                                                 All notices, demands, consents or requests which are either required or desired to be given or furnished hereunder or under the Declaration shall be sent to the Association at the address set forth in the preamble to this Agreement (or to such other address as may be designated by any party hereto in writing to the other parties hereto).

The Association represents and warrants that the signatory executing this Certificate on its behalf is duly authorized to so execute this Certificate.

At Purchaser’ request, the Association agrees to provide an update to this Certificate within ten (10) days prior to Purchaser’s closing on the acquisition of the Property.

This Certificate is being delivered with the knowledge that Purchaser and Lender a and their respective successors and assigns, will rely upon this Certificate in connection with the purchase and financing of the Property.  This Certificate and the representations, warranties and covenants contained herein is given with the understanding that this Certificate constitutes a material inducement for Lender in making the Loan to Purchaser and that Lender shall rely hereon in making the Loan to Purchaser.  This Certificate and the representations, warranties and covenants contained herein may be relied upon by Lender, its successors and assigns and any nationally recognized statistical rating agency rating any securities issued in connection with the Loan or any portion thereof.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Certificate is dated as of                   , 2019.

ASSOCIATION:

[Name]

By:
Name:
Title:

EXHIBIT O

HIG WIRE INSTRUCTIONS

H.I.G. Realty Partners III (Onshore), L.P. — 68.9767%

H.I.G. Realty Partners III (Offshore), L.P. — 31.0233%

(Attached)

EXHIBIT P

MAJOR TENANTS AND SNDA TENANTS

Major Tenants:

100 CORPORATE BOULEVARD	MONTEFIORE MEDICAL CENTER	64,382
200 CORPORATE BLVD S	MONTEFIORE MEDICAL CENTER,	43,360
3 EXECUTIVE BOULEVARD	MONTEFIORE MEDICAL CENTER,	53,975
3 ODELL PLAZA	MONTEFIORE MEDICAL CENTER,	71,065
4 EXECUTIVE PLAZA	MONTEFIORE MEDICAL CENTER,	33,430
6 EXECUTIVE PLAZA	MONTEFIORE MEDICAL CENTER,	34,060
1 EXECUTIVE BOULEVARD	MONTEFIORE MEDICAL CENTER,	7,300
17 SKYLINE DRIVE	TIERPOINT NEW YORK LLC,	85,000
11 SKYLINE DRIVE	TIERPOINT NEW YORK LLC,	46,078
399 EXECUTIVE BOULEVARD	TOWN SPORTS INTERNATIONAL LLC,	81,686
250 CLEARBROOK ROAD	FABRICATION ENTERPRISES INC.,	81,394
4 SKYLINE DRIVE	OPTICAL DISTRIBUTOR GROUP LLC,	63,017
5 SKYLINE DRIVE	CONRI SERVICES INC.,	54,894
8 WESTCHESTER PLAZA	MYPUBLISHER INC.,	40,032
6 EXECUTIVE PLAZA	CSC HOLDINGS INC.,	38,900
200 CLEARBROOK ROAD	FOOD BANK FOR WESTCHESTER INC,	36,688
101 EXECUTIVE	METROPOLITAN TRANSPORTATION AUTHORITY	35,000
7 WESTCHESTER PLAZA	EMIGRANT BANK,	34,006
75 CLEARBROOK ROAD	EVENING OUT INC.,	32,720
3 WESTCHESTER PLAZA	SECURITAS ELECTRONIC SECURITY,	32,250
7 SKYLINE DRIVE	MATRIX ABSENCE MANAGEMENT INC,	31,435
2 SKYLINE DRIVE	ALLSTAR MARKETING GROUP LLC,	30,000
7 SKYLINE DRIVE	TRAUB LIEBERMAN STRAUS & SHRE,	28,007
15 SKYLINE DRIVE	SCHMERSAL INC.	27,365
1 ODELL PLAZA	CRESTWOOD TECHNOLOGY GROUP,	25,312
525 EXECUTIVE BOULEVARD	VIE DE FRANCE YAMAZAKI INC.,	24,678
300 EXECUTIVE BOULEVARD	PUBLISHERS CIRCULATION FULFIL,	24,112
150 & 175 CLEARBROOK ROAD	HYPRES INC.,	23,745
5 SKYLINE DRIVE	BTX TECHNOLOGIES INC.,	23,060
1 EXECUTIVE BOULEVARD	BRONX-LEBANON HOSPITAL CTR,THE	21,589
1 ODELL PLAZA	CHIARA LLC,	20,516
4 WESTCHESTER PLAZA	NOVAMED-USA INC.,	20,288
15 SKYLINE DRIVE	CITY OF NEW YORK, THE	20,285
6 & 7 WESTCHESTER PLAZA	FIRE END & CROKER CORP.,	23,089

SNDA Tenants:

ADDRESS	TENANT
100 CORPORATE BOULEVARD	MONTEFIORE MEDICAL CENTER,
200 CORPORATE BLVD S	MONTEFIORE MEDICAL CENTER,
3 EXECUTIVE BOULEVARD	MONTEFIORE MEDICAL CENTER,
3 ODELL PLAZA	MONTEFIORE MEDICAL CENTER,
4 EXECUTIVE PLAZA	MONTEFIORE MEDICAL CENTER,
6 EXECUTIVE PLAZA	MONTEFIORE MEDICAL CENTER,
1 EXECUTIVE BOULEVARD	MONTEFIORE MEDICAL CENTER,
17 SKYLINE DRIVE	TIERPOINT NEW YORK LLC,
11 SKYLINE DRIVE	TIERPOINT NEW YORK LLC,
399 EXECUTIVE BOULEVARD	TOWN SPORTS INTERNATIONAL LLC,
4 SKYLINE DRIVE	OPTICAL DISTRIBUTOR GROUP LLC,
8 WESTCHESTER PLAZA	MYPUBLISHER INC.,
101 EXECUTIVE	METROPOLITAN TRANSPORTATION AUTHORITY
75 CLEARBROOK ROAD	EVENING OUT INC.,
15 SKYLINE DRIVE	CITY OF NEW YORK, THE

EXHIBIT Q

ROFO (MACK) AFFIDAVIT

STATE OF NEW JERSEY	)
) ss:
COUNTY OF HUDSON	)

First American Title Insurance Company (“First American”), and its co-insurer(s) (collectively, “Title Company”)

First American title nos.

BEFORE ME, the undersigned personally appeared Gary T. Wagner (the “Affiant”), General Counsel of Mack-Cali Sub XVII, Inc., the general partner of Mack-Cali Texas Property L.P., the sole member of each of CLEARBROOK ROAD ASSOCIATES L.L.C., 225 CORPORATE REALTY L.L.C. and 3 ODELL REALTY L.L.C. (collectively, the “Seller”), who first being duly sworn, deposes and says that to his knowledge:

1.             That Affiant is duly authorized to make this affidavit on behalf of the Seller.

2.             That the Seller delivered, with respect to the Mack Contribution and Exchange Agreement, a written notice of proposed sale and terms to each ROFO (Mack) Party in accordance with the terms of the ROFO (Mack) Rights, which ROFO (Mack) Rights are attributable to the properties listed in Exhibit A attached hereto.

3.             That each ROFO (Mack) Party, respectively, either provided notice waiving or otherwise failed to timely exercise their respective ROFO (Mack) Rights attributable to such properties.

Any defined terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement of Purchase and Sale made by and between the Seller and other sellers and RMC ACQUISITION ENTITY, LLC dated as of February   , 2019 (the “Agreement”).

[Signatures on following page]

This affidavit is made for the purpose of inducing (x) the purchaser under the Agreement (the “Purchaser”) to close the transactions contemplated thereunder and (y) the Title Company to issue a title insurance policy in reliance on the statements set forth herein.  The Seller hereby indemnifies and holds harmless the Purchaser and the Title Company for any claim, cost, loss or damage arising from or in connection with the subject ROFO (Mack) Rights described hereinabove.

CLEARBROOK ROAD ASSOCIATES L.L.C., 225 CORPORATE REALTY L.L.C. and 3 ODELL REALTY L.L.C.
By: Mack-Cali Texas Property L.P., sole member
By: Mack-Cali Sub XVII, Inc., its general partner

By:
Gary T. Wagner, General Counsel

Sworn to and subscribed before me

this      day of               , 2019

Notary Public

Exhibit A

1.                                      125 Clearbrook Rd, Elmsford, NY

2.                                      3 Odell Plaza, Yonkers, NY

3.                                      225 Corporate Boulevard, Yonkers, NY

EXHIBIT R

ROFO (RM) AFFIDAVIT

STATE OF NEW JERSEY	)
) ss:
COUNTY OF HUDSON	)

First American Title Insurance Company (“First American”), and its co-insurer(s) (collectively, “Title Company”)

First American title nos.

BEFORE ME, the undersigned personally appeared Gary T. Wagner (the “Affiant”), General Counsel of Mack-Cali Realty Corporation, the general partner of Mack-Cali Realty, L.P., the sole member of each of MACK-CALI CW REALTY ASSOCIATES L.L.C., CROSS WESTCHESTER REALTY ASSOCIATES L.L.C., SO. WESTCHESTER REALTY ASSOCIATES L.L.C., MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C., MID-WESTCHESTER REALTY ASSOCIATES L.L.C., MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C., 5/6 SKYLINE REALTY L.L.C. and TALLEYRAND REALTY ASSOCIATES L.L.C. (collectively, the “Seller”), who first being duly sworn, deposes and says that to his knowledge:

1.             That Affiant is duly authorized to make this affidavit on behalf of the Seller.

2.             That the Seller delivered, with respect to the Contribution and Exchange Agreement (RM), a written notice of proposed sale and terms to each ROFO (RM) Party in accordance with the terms of the ROFO (RM) Rights, which ROFO (RM) Rights are attributable to the properties listed in Exhibit A attached hereto.

3.             That each ROFO (RM) Party, respectively, either provided notice waiving or otherwise failed to timely exercise their respective ROFO (RM) Rights attributable to such properties, and terminated its ROFO (RM) Rights pursuant to Section 7.5(a) of the Agreement.

Any defined terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement of Purchase and Sale made by and between the Seller and other sellers and RMC Acquisition Entity, LLC dated as of February   , 2019 (the “Agreement”).

[Signatures on following page]

This affidavit is made for the purpose of inducing (x) the purchaser under the Agreement (the “Purchaser”) to close the transactions contemplated thereunder and (y) the Title Company to issue a title insurance policy in reliance on the statements set forth herein.  The Seller hereby indemnifies and holds harmless the Purchaser and the Title Company for any claim, cost, loss or damage arising from or in connection with the ROFO (RM) Rights attributable to such properties.

MACK-CALI CW REALTY ASSOCIATES L.L.C., CROSS WESTCHESTER REALTY ASSOCIATES L.L.C., SO. WESTCHESTER REALTY ASSOCIATES L.L.C., MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C., MID-WESTCHESTER REALTY ASSOCIATES L.L.C., MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C., 5/6 SKYLINE REALTY L.L.C. and TALLEYRAND REALTY ASSOCIATES L.L.C.

By: Mack-Cali Realty, L.P., its sole member
By: Mack-Cali Realty Corporation, its general partner

By:
Gary T. Wagner, General Counsel

Sworn to and subscribed before me

this      day of               , 2019

Notary Public

Exhibit A

1.                                      1 Westchester Plaza, Elmsford, NY

2.                                      11 Clearbrook Rd, Elmsford, NY

3.                                      100 Clearbrook Rd, Elmsford, NY

4.                                      150 Clearbrook Rd, Elmsford, NY

5.                                      175 Clearbrook Rd, Elmsford, NY

6.                                      2 Westchester Plaza, Elmsford, NY

7.                                      200 Clearbrook Rd, Elmsford, NY

8.                                      250 Clearbrook Rd, Elmsford, NY

9.                                      3 Westchester Plaza, Elmsford, NY

10.                               300 Executive Blvd, Elmsford, NY

11.                               350 Executive Blvd, Elmsford, NY

12.                               399 Executive Blvd, Elmsford, NY

13.                               4 Westchester Plaza, Elmsford, NY

14.                               400 Executive Blvd, Elmsford, NY

15.                               5 Westchester Plaza, Elmsford, NY

16.                               50 Executive Blvd, Elmsford, NY

17.                               500 Executive Blvd, Elmsford, NY

18.                               525 Executive Blvd, Elmsford, NY

19.                               6 Westchester Plaza, Elmsford, NY

20.                               7 Westchester Plaza, Elmsford, NY

21.                               75 Clearbrook Rd, Elmsford, NY

22.                               77 Executive Blvd, Elmsford, NY

23.                               8 Westchester Plaza, Elmsford, NY

24.                               85 Executive Blvd, Elmsford, NY

25.                               101 Executive Blvd, Elmsford, NY

26.                               10 Skyline Dr,  Hawthorne, NY

27.                               11 Skyline Dr, Hawthorne, NY

28.                               15 Skyline Dr, Hawthorne, NY

29.                               200 Saw Mill River Rd, Hawthorne, NY

30.                               1 Skyline Dr, Hawthorne, NY

31.                               2 Skyline Dr, Hawthorne, NY

32.                               4 Skyline Dr, Hawthorne, NY

33.                               5 Skyline Dr, Hawthorne, NY

34.                               6 Skyline Dr, Hawthorne, NY

35.                               8 Skyline Dr, Hawthorne, NY

36.                               17 Skyline Dr, Hawthorne, NY

37.                               1 Odell Plaza, Yonkers, NY

38.                               100 Corporate Blvd, Yonkers, NY

39.                               200 Corporate Blvd South, Yonkers, NY

40.                               4 Executive Plaza, Yonkers, NY

41.                               5 Odell Plaza, Yonkers, NY

42.                               6 Executive Plaza, Yonkers, NY

43.                               7 Odell Plaza, Yonkers, NY

44.                               240 White Plains Rd, Tarrytown, NY

45.                               1 Executive Blvd, Elmsford, NY

46.                               2 Executive Blvd, Elmsford, NY

47.                               3 Executive Blvd, Elmsford, NY

EXHIBIT S

SNDA

Subordination, Non-Disturbance and Attornment Agreement

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made as of this         day of                     , 20     , which date shall be the effective date of this Agreement, between                                       , a                 (the “Tenant”) and BANK OF AMERICA, N.A., a national banking association, and having its principal offices in Charlotte, North Carolina (together with its successors and/or assigns the “Lender”).

The Tenant is the lessee under the lease described in Exhibit A attached hereto (as the same may from time to time be assigned, subleased, renewed, extended, amended, modified or supplemented, collectively the “Lease”).

The Lender has previously made or is about to make a loan to                                    , a                              or its successor and/or assigns with respect to the landlord’s interest under the Lease (the “Landlord”), evidenced by a promissory note in the original principal amount of approximately $                executed by the Landlord and payable to the Lender and secured by a first priority deed of trust, mortgage or deed to secure debt on certain real and personal property and improvements (the “Premises”), recorded or to be recorded in the appropriate records of                County,                       (the “Security Instrument”).

The Lender has requested the Tenant to confirm the fact that the Lease is subject and subordinate to the Security Instrument.

The Tenant is willing to confirm the subordination of the Lease, provided it obtains assurance from the Lender that its possession of the premises demised under the Lease (the “Demised Premises), which Demised Premises is all or a portion of the Premises, and its right to use any common areas will not be disturbed by reason of or in the event of the foreclosure of the Security Instrument.

The Lender is willing to give such assurance.

NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the parties hereto do hereby mutually covenant and agree as follows:

1.             The Tenant hereby subordinates the Lease and all terms and conditions contained therein and all rights, options, liens and charges created thereby to the Security Instrument and the lien thereof, and to all present or future advances under the obligations secured thereby and to all renewals, extensions, amendments, modifications and/or supplements of same, to the full extent of all amounts secured thereby from time to time.

2.             So long as no event of default on the part of the Tenant under the Lease shall exist which would entitle the Landlord to terminate the Lease, or if such an event of default shall exist, so long as the Tenant’s time to cure the default shall not have expired, the term of the Lease shall not be terminated or modified in any respect whatsoever and the Tenant’s right of possession to the Demised Premises and its rights in and to any common areas and its other rights arising out of the Lease will all be fully recognized and protected by the Lender and shall not be disturbed, canceled, terminated or otherwise affected by reason of the Security Instrument or any action or proceeding instituted by the Lender to foreclose the Security Instrument, or any extension, renewal, consolidation or replacement of same, irrespective of whether the Tenant shall have been joined in any action or proceeding.

3.             In the event that the Lender takes possession of the Premises, either as the result of foreclosure of the Security Instrument or accepting a deed to the Premises in lieu of foreclosure, or otherwise, or the Premises shall be purchased at such a foreclosure by a third party, the Tenant shall attorn to the Lender or such third party and recognize the Lender or such third party as its landlord under the Lease, and the Lender or such third party will recognize and accept the Tenant as its tenant thereunder, whereupon, the Lease shall continue in full force and effect as a direct lease between the Lender or such third party and the Tenant for the full term thereof, together with all extensions and renewals thereof, and the Lender or such third party shall thereafter assume and perform all of the Landlord’s obligations, as the landlord under the Lease with the same force and effect as if the Lender or such third party were originally named therein as the Landlord; provided, however, that the Lender or such third party shall not be:

(a)           liable for any act or omission of any prior landlord (including the Landlord), except to the extent the Lender was furnished notice and opportunity to cure the same in accordance with the provisions of this Agreement prior to taking possession of such Premises; or

(b)           subject to any offsets or defenses which the Tenant might have against any prior landlord (including the Landlord), except to the extent the Lender was furnished notice and opportunity to cure the same in accordance with the provisions of this Agreement prior to taking possession of such Premises; or

(c)           bound by any rent or additional rent which the Tenant might have paid for more than two (2) months in advance to any prior landlord (including the Landlord); or

(d)           bound by any amendment or modification of the Lease not consented to in writing by the Lender.

4.             Notwithstanding anything to the contrary in this Agreement or otherwise, in the event the Lender or a third party takes possession of the Premises as provided in paragraph 3 above, the liability of the Lender or such third party under the Lease shall be limited to the Lender’s or such third parties, as the case may be, interest in the Premises, and upon any assignment or other transfer of the Lender’s or such third-party’s interest in the Premises, the Lender or such third party, as applicable, shall be discharged and released from any obligation or liability under the Lease arising or accruing after the date of such assignment or transfer.

5.             Tenant agrees not to subordinate the Lease to any other lien or encumbrance which (i) affects the Premises under the Lease, or any part thereof, or (ii) is junior to the Security Instrument, without the express written consent of the Lender, and any such subordination or any such attempted subordination or agreement to subordinate without such consent of Lender, shall be void and of no force and effect.

6.             Tenant agrees to provide copies of all notices given Landlord under the Lease to Lender at the following address:

Lender:                                                      Bank of America Merrill Lynch
Real Estate Structured Finance Servicing
NC1-026-06-01
900 West Trade Street, Suite 650
Charlotte, North Carolina  28255
Telephone:  (866) 531-0957
Telecopy:  (704) 317-0771

or to such other address as Lender shall designate in writing; and all such notices shall be in writing and shall be considered as properly given if (i) mailed to the addressee by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the addressee, or (iii) by delivery to a third party commercial delivery service for same day or next day delivery to the office of the addressee with proof of delivery; any notice so given shall be effective, as applicable, upon (a) the third (3rd) day following the day such notice is deposited with the United States mail, (b) delivery to the addressee, or (c) upon delivery to such third party delivery service; and any notice given in any other manner shall be effective only if and when received by the addressee.

7.             In the event Landlord shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right (but not the obligation) to cure such default.  Tenant shall not take any action with respect to such default under the Lease (including without limitation any action in order to terminate, rescind or avoid the Lease or to withhold any rent or other monetary obligations thereunder) for a period of thirty (30) days following receipt of such written notice by Lender; provided, however, that in the case of any default which cannot with diligence be cured within such thirty (30) day period, if Lender shall proceed promptly to cure such default and thereafter prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of such default with diligence and continuity.

8.             Nothing contained in this Agreement shall in any way impair or affect the lien created by the Security Instrument, except as specifically set forth herein.

9.             This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of the Lender to a party that assumes the Lender’s obligations and liabilities hereunder, all obligations and liabilities of the Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom the Lender’s interest is assigned or transferred.

10.          In the event of any litigation or other legal proceeding arising between the parties to this Agreement, whether relating to the enforcement of a party’s rights under this Agreement or otherwise, the prevailing party shall be entitled to receive its reasonable attorney’s fees and costs of suit from the non-prevailing party in such amount as the court shall determine.

WITNESS/ATTEST:	TENANT:

WITNESS/ATTEST:	By:

Name:
Title:

WITNESS/ATTEST:	LENDER:

BANK OF AMERICA, N.A., a national banking association

WITNESS/ATTEST:	By:

Name:
Title:

STATE OF

COUNTY OF

I,                          , a Notary Public of the County and State aforesaid, certify that                             , personally came before me this day and acknowledged that (s)he is a                           of                                          , the                      of                                                         , that executed the foregoing instrument, and acknowledged to me that the same was the act of the said                   , and that (s)he executed the same as the act of such                    for the purposes and consideration therein expressed and in the capacity therein stated.

WITNESS my hand and official stamp or seal, this        day of                  , 20   .

Notary Public

My Commission Expires:

(Notary Seal)

STATE OF

COUNTY OF

I,                          , a Notary Public of the County and State aforesaid, certify that                             , personally came before me this day and acknowledged that (s)he is a                      of Bank of America, N.A., a national banking association, that executed the foregoing instrument, and acknowledged to me that the same was the act of the said association, and that (s)he executed the same as the act of such association for the purposes and consideration therein expressed and in the capacity therein stated.

WITNESS my hand and official stamp or seal, this        day of             , 20   .

Notary Public

My Commission Expires:

(Notary Seal)